                                                   [ASTON ASSET MANAGEMENT LOGO]

Aston Funds
Class N Shares
Prospectus

February 29, 2008

[IMAGE OF LEAVES]

A diversified, actively managed fund family with a process-driven approach to investing.



NOT FDIC INSURED. NO BANK GUARANTEE. MAY LOSE VALUE.

The Securities and Exchange Commission has not approved or disapproved these or any mutual fund's shares or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime. Aston Asset Management

(ASTON FUNDS LOGO)


EQUITY FUNDS                                                                             TICKER SYMBOL


Large Cap Funds
Aston/Montag & Caldwell Growth Fund                                                          MCGFX
Aston/ABN AMRO Growth Fund                                                                   CHTIX
Aston/Veredus Select Growth Fund                                                             AVSGX
Aston/Optimum Large Cap Opportunity Fund                                                     AOLCX
Aston Value Fund                                                                             RVALX


Multi-Cap Fund
Aston/TAMRO All Cap Fund                                                                     ATLVX


Equity Income Fund
Aston/River Road Dynamic Equity Income Fund                                                  ARDEX


Mid Cap Fund
Aston/Optimum Mid Cap Fund                                                                   CHTTX


Small-Mid Cap Fund
Aston/River Road Small-Mid Cap Fund                                                          ARSMX


Small Cap Funds
Aston/Veredus Aggressive Growth Fund                                                         VERDX
Aston/TAMRO Small Cap Fund                                                                   ATASX
Aston/River Road Small Cap Value Fund*                                                       ARSVX


Sector Funds
Aston/ABN AMRO Real Estate Fund                                                              ARFCX
Aston/Veredus SciTech Fund**                                                                 AVSTX

GLOBAL EQUITY FUND

Aston/ABN AMRO Global Real Estate Fund                                                       AGRNX

BALANCED FUNDS


Aston/Montag & Caldwell Balanced Fund                                                        MOBAX
Aston Balanced Fund                                                                          CHTAX

FIXED INCOME FUNDS


Aston/TCH Fixed Income Fund                                                                  CHTBX
Aston/TCH Investment Grade Bond Fund                                                         ANVGX
Aston/McDonnell Municipal Bond Fund                                                          CHTMX

MONEY MARKET FUND


Aston/ABN AMRO Investor Money Market Fund                                                    CITXX

--------------------

* The Aston/River Road Small Cap Value Fund will not accept investments from new investors until further notice. See the "Shareholder Information" Section for additional details, including limited exceptions.

** The Aston/Veredus SciTech Fund will not accept investments from new or existing investors. It is expected the Fund will be liquidated on or about March 31, 2008.

(ASTON FUNDS LOGO)
          Thank you for your interest in Aston Funds. Our diversified family of funds offers you a variety of investment opportunities to help you build wealth and meet financial goals such as retirement, home buying or education funding. This prospectus pertains only to the Class N shares of the listed Aston Funds. Please read this prospectus carefully and keep it for future reference.






        For a list of terms with definitions that you may find helpful as you read this prospectus, please refer to the "Investment Terms" Section.
--------------------------------------------------------------------------------
        Mutual fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the Federal Deposit Insurance Corporation (FDIC).
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                    Page

CATEGORIES OF ASTON FUNDS                                             3


FUND SUMMARIES                                                        5
  Investment Summaries                                                5

    EQUITY FUNDS

    Large Cap Funds
    Aston/Montag & Caldwell Growth Fund                               5
    Aston/ABN AMRO Growth Fund                                        5
    Aston/Veredus Select Growth Fund                                  5
    Aston/Optimum Large Cap Opportunity Fund                          6
    Aston Value Fund                                                  6

    Multi-Cap Fund
    Aston/TAMRO All Cap Fund                                          7

    Equity Income Fund
    Aston/River Road Dynamic Equity Income Fund                       7


    Mid Cap Fund
    Aston/Optimum Mid Cap Fund                                        7

    Small-Mid Cap Fund
    Aston/River Road Small-Mid Cap Fund                               8

    Small Cap Funds
    Aston/Veredus Aggressive Growth Fund                              8
    Aston/TAMRO Small Cap Fund                                        9
    Aston/River Road Small Cap Value Fund                             9


    Sector Funds
    Aston/ABN AMRO Real Estate Fund                                  10
    Aston/Veredus SciTech Fund                                       10


    GLOBAL EQUITY FUND
    Aston/ABN AMRO Global Real Estate Fund                           11


    BALANCED FUNDS
    Aston/Montag & Caldwell Balanced Fund                            11
    Aston Balanced Fund                                              12


    FIXED INCOME FUNDS
    Aston/TCH Fixed Income Fund                                      12
    Aston/TCH Investment Grade Bond Fund                             13
    Aston/McDonnell Municipal Bond Fund                              13


    MONEY MARKET FUND
    Aston/ABN AMRO Investor Money Market Fund                        13

  Principal Investment Risks                                         15
  Fund Performance                                                   19
  Fund Expenses                                                      30
  Additional Information Regarding Investment Strategies             32


PORTFOLIO HOLDINGS                                                   36


INVESTMENT TERMS                                                     37


MANAGEMENT OF THE FUNDS                                              40
  The Investment Advisers                                            40
  The Subadvisers                                                    41
  Portfolio Managers                                                 42
  Management Fees                                                    47


SHAREHOLDER INFORMATION                                              49
  Opening an Account: Buying Shares                                  49
  Exchanging Shares                                                  51
  Selling/Redeeming Shares                                           52
  Transaction Policies                                               55
  Account Policies and Dividends                                     57
  Additional Investor Services                                       58
  Distribution Plan 12b-1 Fees                                       59
  Portfolio Transactions and Brokerage Commissions                   59


DIVIDENDS, DISTRIBUTIONS AND TAXES                                   60


FINANCIAL HIGHLIGHTS                                                 61


GENERAL INFORMATION                                                  82

                      (This page intentionally left blank)

Categories of Aston Funds

Aston Funds (the "Trust") is an open-end management investment company that currently offers 35 separate investment portfolios, including equity, global/international, balanced, fixed income and money market funds. Class N shares of 22 of the portfolios (the "Funds") are offered in this prospectus; other funds and classes are offered under separate prospectuses.

Aston Asset Management LLC ("Aston" or "Adviser") is the investment adviser, administrator and sponsor of the Funds, except for the Aston/ABN AMRO Investor Money Market Fund of which Aston is not the investment adviser. Aston manages each Fund (except Aston/ABN AMRO Investor Money Market Fund) by retaining one or more subadvisers ("Subadvisers") to manage each Fund. ABN AMRO Asset Management, Inc. ("AAAM") serves as investment adviser to the Aston/ABN AMRO Investor Money Market Fund.

EQUITY FUNDS

EQUITY FUNDS invest principally in stocks and other equity securities. Equity funds have greater total return potential than many other funds, but they also have greater risk.

WHO MAY WANT TO INVEST IN EQUITY FUNDS
Equity funds may be appropriate if you:
-  seek long-term capital appreciation
- can accept higher short-term risk in return for higher long-term return potential
-  want to diversify your investments

Equity funds may not be appropriate if you want:
-  a stable share price
-  a short-term investment
-  regular income

GLOBAL EQUITY FUNDS

GLOBAL EQUITY FUNDS invest principally in stocks and other equity securities of companies all over the world. Equity funds have greater total return potential than many other funds, but they also have greater risk.

WHO MAY WANT TO INVEST IN GLOBAL EQUITY FUNDS
Global equity funds may be appropriate if you:
-  seek long-term capital appreciation
- can accept higher short-term risk in return for higher long-term return potential
-  want to diversify your portfolio with global investments

Global equity funds may not be appropriate if you want:
-  a stable share price
-  a short-term investment
-  regular income

BALANCED FUNDS

BALANCED FUNDS invest in a mix of stocks and fixed income securities and combine the benefits of both types of securities - capital appreciation or growth from stocks and income from fixed income securities. Like most other mutual funds, the share price of a balanced fund moves up and down in response to changes in the stock market and interest rates.

WHO MAY WANT TO INVEST IN BALANCED FUNDS
Balanced funds may be appropriate if you want:
-  capital appreciation and current income
-  a balanced diversified investment
-  a long-term investment

Balanced Funds may not be appropriate if you want:
-  a stable share price
-  a short-term investment

FIXED INCOME FUNDS

FIXED INCOME FUNDS invest in corporate and government bonds and other fixed income securities. These funds provide regular income.

WHO MAY WANT TO INVEST IN FIXED INCOME FUNDS
Fixed income funds may be appropriate if you want:
-  regular income
-  a long-term investment
-  less volatility than equity funds
-  portfolio diversification

Fixed income funds may not be appropriate if you want capital appreciation.

MONEY MARKET FUNDS

MONEY MARKET FUNDS invest in short-term, high quality money market securities. They provide stable principal and regular income. The income provided by a money market fund varies with interest rate movements.

WHO MAY WANT TO INVEST IN MONEY MARKET FUNDS
Money market funds may be appropriate if you:
-  want regular income
-  are investing for a short-term objective
-  want an investment that seeks to maintain a stable net asset value
- want a liquid investment that offers a checkwriting privilege (checks may be written in amounts of $100 or more)
Money market funds may also be appropriate if you want an investment that can serve as a "holding place" for money awaiting investment in long-term funds or for money that may be needed for occasional or unexpected expenses.

Money market funds are not appropriate if you want long-term capital appreciation.

----------------------------------------------------------------
No single fund is intended to be a complete investment program, but individual funds can be an important part of a balanced and diversified investment program. Mutual funds have the following general risks:
-  the value of fund shares will fluctuate
-  you could lose money
-  you cannot be certain that a fund will achieve its investment objective
----------------------------------------------------------------

Investment Summaries

EQUITY FUNDS

LARGE CAP FUNDS
ASTON/MONTAG & CALDWELL GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks and convertible securities. The portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. The portfolio manager emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:
-  have a strong history of earnings growth
- are attractively priced, relative to the company's potential for above average long-term earnings and revenue growth
-  have strong balance sheets
-  have a sustainable competitive advantage
-  are currently, or have the potential to become, industry leaders
-  have the potential to outperform during market downturns

The Fund may invest in American Depositary Receipts ("ADRs") and foreign securities.

To manage risk, the portfolio manager limits sector and individual security exposure, and adheres to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: foreign securities, growth style, liquidity, manager and market risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/ABN AMRO GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term total return through a combination of capital appreciation and current income by investing primarily in a combination of stocks and bonds.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks and convertible securities. The portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. The portfolio manager emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:
-  have a strong history of earnings growth
- are attractively priced, relative to the company's potential for above average long-term earnings and revenue growth
-  have strong balance sheets
-  have a sustainable competitive advantage
-  are currently, or have the potential to become, industry leaders
-  have the potential to outperform during market downturns

The Fund may invest in ADRs and foreign securities.

To manage risk, the portfolio manager limits sector and individual security exposure, and adheres to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in this Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: foreign securities, growth style, liquidity, manager and market risks. See the next
Section,"Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/VEREDUS SELECT GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in growth stocks of mid-cap and large-cap companies whose earnings are growing, or are expected to grow, at an accelerating rate. The portfolio managers define a mid-cap company as one having a market capitalization of between approximately $2.5 and $9 billion at the time of acquisition. The portfolio managers define a large-cap company as one having a market capitalization of approximately $9 billion or more at the time of acquisition. The portfolio managers look for inefficiencies in the market caused by inaccurate expectations (e.g., positive earnings surprises, estimate revisions). The focus is on companies that have:
-  expanding unit volume growth
-  expanding profit margin potential

-  high or improving cash flow return on investment
-  large markets with high barriers to entry

The Fund may invest in ADRs and foreign securities.

To help manage risk, the portfolio managers adhere to a strong sell discipline. In the course of implementing its principal investment strategies, the Fund will likely experience a high annual turnover rate (200% or more).

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: foreign securities, growth style, liquidity, manager, market, mid-cap company and portfolio turnover risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/OPTIMUM LARGE CAP OPPORTUNITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in stocks of large-cap companies that offer growth potential at a reasonable price. The Fund pursues its objective by investing primarily in common stocks selected for their capital appreciation potential. The portfolio managers define a large-cap company as an established, better-known company having a market capitalization of $7 billion or more.

The portfolio managers employ a Growth at a Reasonable Price ("GARP") strategy to build a portfolio primarily of common stocks. GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company's earnings growth rate. Growth stocks will generally have higher valuations (e.g. price-to-earnings ratios) than value stocks. Security selection is based on the following top-down and bottom-up criteria:

Top-down -- Strategic Analysis:
-  economic & investment outlook
-  theme assessment
-  diversification (sector & industry weightings)

Bottom-up -- Stock Selection:
-  quantitative screenings -- innovative industry leaders
-  proprietary GARP Scoring Model
- fundamental research -- strong management, high profitability and earnings growth, low leverage and price-to-growth ratio

The Fund may invest in ADRs.

To manage risk, the portfolio managers employ a strategy of diversification among sectors, and adhere to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: foreign securities, GARP style, liquidity, manager and market risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide total return through long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests primarily in equity securities of companies that its portfolio managers believe are undervalued compared to their perceived worth (value companies). While the Fund may invest its assets in companies of any size, the portfolio managers generally focus on companies with large capitalizations.

The portfolio managers use a bottom-up investment approach in buying and selling investments for the Fund. Security selection is based primarily on fundamental analysis in light of overall market and regulatory conditions. The portfolio managers utilize quantitative and qualitative analysis when selecting stocks for the Fund. Investment criteria may include analysis of:
-  Earnings
-  Cash flow
-  Competitive position
-  Management ability

The Fund may also invest in real estate investment trusts ("REITS"), convertible securities, preferred stocks, ADRs and Global Depositary Receipts ("GDRs").

To manage risk the portfolio managers limit position sizes, diversify among sectors, and adhere to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: foreign securities, liquidity, manager, market, REIT and value style risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

MULTI-CAP FUND

ASTON/TAMRO ALL CAP FUND
(FORMERLY ASTON/TAMRO LARGE CAP VALUE FUND)

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The portfolio manager employs a bottom-up approach to selecting securities for investment. The portfolio manager emphasizes securities that the manager believes have long-term appreciation potential, but are undervalued as a result of mis-pricing due to short-term difficulties of the company or industry sector. The investment process involves both qualitative and quantitative evaluation.

In selecting securities, the portfolio manager looks for the following criteria:
-  attractive company fundamentals
   o differentiated product or service offering
   o capable and motivated leadership
   o financial stability
-  attractive stock valuations
-  evidence of a sustainable competitive advantage

The Portfolio Manager seeks securities that fall into three categories:
-  Leaders (best of class)
-  Laggards (companies undergoing a restructuring)
-  Innovators (dedication to introducing new products or services)

The Fund may invest in Foreign Securities and ADRs. To a limited extent, the Fund may use options, futures and other derivatives for hedging purposes or to seek total return. See "Additional Information Regarding Investment Strategies."

To manage risk, the portfolio manager limits position sizes, diversifies sectors relative to its benchmark, and adheres to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: derivatives, foreign securities, liquidity, manager, market, mid-cap company, small-cap company and value style risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

EQUITY INCOME FUND

ASTON/RIVER ROAD DYNAMIC EQUITY INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income and, secondarily, long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in equity securities. The Fund invests in a diversified, multi-cap portfolio of income-producing equity securities with yields that the portfolio managers believe will exceed the Russell 3000 Value Index. The Fund invests primarily in dividend paying common and convertible preferred stocks and REITs. The Fund may also invest in a broad range of convertible and non-convertible fixed-income securities, foreign stocks, ADRs, closed-end funds or other investment companies, publicly traded partnerships and royalty income trusts. Using systematic and dynamic internal research through multiple sources, the portfolio managers narrow the field of companies into a more refined working universe. The portfolio managers then employ a value-driven, bottom-up approach that seeks to identify the following characteristics:
-  high, consistent dividend yield
-  financial strength
-  attractive valuation
-  shareholder-oriented management
-  attractive business model
-  limited analyst coverage

To manage risk, the portfolio managers employ a strong sell discipline and a strategy of diversification across market sectors, capitalization size, sovereignty and security type.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: foreign securities, liquidity, manager, market, mid-cap company, REIT, small-cap company and value style risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

MID CAP FUND

ASTON/OPTIMUM MID CAP FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term total return through capital appreciation by investing primarily in common and preferred stocks and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in mid-cap stocks of companies with an improving revenue and earnings growth outlook. The portfolio manager defines a mid-cap company as one having a market capitalization of between $1 and $12 billion at the time of acquisition. The portfolio manager selects approximately 40 stocks based on "bottom-up" fundamental analysis.

Important investment criteria include:
-  market share growth
-  attractive valuation
-  low relative leverage
-  focused business franchise
-  experienced management
-  strong or improving financials

The portfolio manager takes a long-term approach with a focus on maximizing after-tax returns.

The Fund may invest in foreign securities and ADRs.

To manage risk, the portfolio manager employs a valuation discipline to limit downside risk, limits position sizes and sector exposure, and adheres to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: foreign securities, growth style, liquidity, manager, market, mid-cap company, small-cap company and value style risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

SMALL-MID CAP FUND

ASTON/RIVER ROAD SMALL-MID CAP FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-and mid-cap companies with market capitalizations of less than $6 billion at the time of acquisition that the portfolio managers believe are undervalued. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund may also invest in common stock of companies with market capitalizations that exceed $6 billion, REITs, convertible securities, foreign stocks and ADRs.

Using systematic and dynamic internal research, the portfolio managers narrow the field of small- and mid-cap companies into a more refined working universe. The portfolio managers then employ a value-driven, bottom-up fundamental approach that seeks to identify the following characteristics:
-  attractive valuation
-  shareholder-oriented management
-  financial strength
-  attractive business model
-  limited analyst coverage

To manage risk, the portfolio managers employ a strategy of diversification, and adhere to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: foreign securities, liquidity, manager, market, mid-cap company, REIT, small-cap company and value style risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these and other principal risks common to all Funds.

SMALL CAP FUNDS

ASTON/VEREDUS AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in growth stocks of small-cap companies whose earnings are growing, or are expected to grow, at an accelerating rate. The portfolio managers define a small-cap company as one having a market capitalization of less than $2.5 billion at the time of acquisition. The portfolio managers look for inefficiencies in the market caused by inaccurate expectations (e.g., positive earnings surprises, estimate revisions). The focus is on companies that have:
-  expanding unit volume growth
-  expanding profit margin potential
-  high or improving cash flow return on investment
-  large markets with high barriers to entry

The portfolio managers may also invest in equity securities of mid-cap companies. The portfolio managers define a mid-cap company as one having a market capitalization of between approximately $2.5 to $9 billion at the time of acquisition.

The Fund may also invest in ADRs and foreign securities.

To help manage risk, the portfolio managers adhere to a strong sell discipline. In the course of implementing its principal investment strategies, the Fund will likely experience a high annual turnover rate (200% or more).

The Fund has entered into a program with ReFlow Fund LLC ("ReFlow") to provide cash liquidity for redemptions under certain circumstances. The program is described in the Funds' statement of additional information ("SAI").

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: foreign securities, growth style, liquidity, manager, market, mid-cap company, portfolio turnover and small-cap company risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/TAMRO SMALL CAP FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in a blended portfolio of growth and value stocks of small-cap companies with market capitalizations below $2.25 billion at the time of acquisition. The portfolio manager employs a bottom-up approach to selecting securities for investment. The portfolio manager emphasizes securities that the manager believes have long-term appreciation potential, but are undervalued as a result of mis-pricing due to short-term difficulties of the company or industry sector. The investment process involves both qualitative and quantitative evaluation.

In selecting securities, the portfolio manager looks for the following criteria:
-  attractive company fundamentals
   o differentiated product or service offering
   o capable and motivated leadership
   o financial stability
-  attractive stock valuations
-  evidence of a sustainable competitive advantage

The Portfolio Manager seeks securities that fall into three categories:
-  Leaders (best of class)
-  Laggards (companies undergoing a restructuring)
-  Innovators (dedication to introducing new products or services)

The Fund may also invest in REITs, ADRs convertible bonds, securities outside the small-cap range and cash-equivalent securities. In the course of implementing its principal investment strategies, the Fund may experience a relatively high turnover rate (150% or more).

To manage risk, the portfolio manager limits position sizes, diversifies sectors relative to the benchmark, and adheres to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: below investment grade (high yield) securities, credit, foreign securities, growth style, liquidity, manager, market, portfolio turnover, REIT, small-cap company and value style risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/RIVER ROAD SMALL CAP VALUE FUND

THIS FUND WILL NOT ACCEPT INVESTMENTS FROM NEW INVESTORS UNTIL FURTHER NOTICE. SEE THE "SHAREHOLDER INFORMATION" SECTION FOR ADDITIONAL DETAILS, INCLUDING LIMITED EXCEPTIONS.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies that the portfolio managers believe are undervalued. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The portfolio managers consider companies with market capitalizations below $5 billion at the time of acquisition to be small-cap. The Fund may also invest in mid-cap stocks, REITs, convertible securities, foreign stocks and ADRs. Using systematic and dynamic internal research, the portfolio managers narrow the field of small- and mid-cap companies into a more refined working universe. The portfolio managers employ a value-driven, bottom-up fundamental approach that seeks to identify the following characteristics:
-  attractive valuation
-  shareholder-oriented management
-  financial strength
-  attractive business model
-  limited analyst coverage

To manage risk, the portfolio managers employ a strategy of diversification, and adhere to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: foreign securities, liquidity, manager, market, mid-cap company, REIT, small-cap company and value style risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

SECTOR FUNDS

ASTON/ABN AMRO REAL ESTATE FUND

INVESTMENT OBJECTIVE

The Fund seeks total return through a combination of growth and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in REITs and common stocks and other equity securities of U.S. and foreign companies principally engaged in the real estate sector. The portfolio managers do not invest the Fund's assets in real estate directly. In selecting securities for the Fund, the portfolio managers analyze long-term trends in property types and geographic regions. The portfolio managers use a combination of a top-down and a bottom-up approach. The Fund is classified as non-diversified.

Top-down approach involves:
-  analyzing demographic and economic trends
- reviewing the real estate cycle to identify favorable geographic regions and property types

Bottom-up approach involves researching individual companies, focusing on companies with:
-  revenues primarily derived from real estate related activities
-  a significant portion of revenues from rental income
-  management stake in performance
-  a strong balance sheet and/or consistent earnings
-  internal growth prospects
-  potential growth from acquisition or development
-  free cash flow

The Fund may invest in ADRs.

To manage risk, the portfolio managers employ a strategy of sector and position constraints, and adhere to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: foreign securities, liquidity, manager, market, non-diversification, REIT and sector concentration risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/VEREDUS SCITECH FUND

THE FUND WILL NOT ACCEPT INVESTMENTS FROM NEW OR EXISTING INVESTORS. IT IS ANTICIPATED THAT THE FUND WILL BE LIQUIDATED BY MARCH 31, 2008.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in the stocks of science and technology companies whose earnings are growing, or are expected to grow, at an accelerated rate. The portfolio managers look for inefficiencies in the market caused by inaccurate expectations (e.g., positive earnings surprises, estimate revisions).

The focus is on companies that have:
-  expanding unit volume growth
-  expanding profit margin potential
-  high or improving cash flow return on investment
-  large markets with high barriers to entry

Representative industries in which the Fund may invest include, but are not limited to, computer hardware, networking equipment, software, semiconductors, semiconductor capital equipment, communications equipment, communications services, Internet service providers, enhanced media and information services, information technology and services, medical devices, pharmaceutical and biotechnology.

The portfolio managers may invest in all capitalizations, but will primarily invest in securities of small-cap and mid-cap companies.

The Fund may also invest in ADRs and foreign securities.

To help manage risk, the portfolio managers adhere to a strong sell discipline. In the course of implementing its principal investment strategies, the Fund will likely experience a high annual turnover rate (300% or more).

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: foreign securities, growth style, liquidity, manager, market, mid-cap company, portfolio turnover, science and technology sector, sector concentration and small-cap company risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

GLOBAL EQUITY FUND

ASTON/ABN AMRO GLOBAL REAL ESTATE FUND

INVESTMENT OBJECTIVE

The Fund seeks total return through a combination of growth and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in REITs and similar non-U.S. vehicles, common stocks and other equity securities of U.S. and foreign companies principally engaged in the real estate sector. Under normal circumstances, the Fund will invest at least 40% of its invested assets in securities of issuers located outside the U.S. The Fund will invest in the securities of issuers located in several different countries throughout the world, in addition to the U.S. The portfolio managers use a combination of a top-down and a bottom-up approach when selecting securities. The Fund is classified as non-diversified.

Top-down approach involves:
-  analyzing global demographic and economic trends
- reviewing the real estate cycle to identify favorable geographic regions and property types

Bottom-up approach involves analyzing individual companies, focusing on companies with:
-  revenues primarily derived from real estate related activities
-  a significant portion of revenues from rental income
-  management stake in performance
-  a strong balance sheet and/or consistent earnings
-  internal growth prospects
-  potential growth from acquisition or development
-  free cash flow

The Fund may invest in ADRs.

To manage risk, the portfolio managers limit sector and position size, and adhere to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: foreign securities, liquidity, manager, market, non-diversification, REIT and sector concentrations risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these and other principal risks common to all Funds.

BALANCED FUNDS

ASTON/MONTAG & CALDWELL BALANCED FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a combination of equity, fixed income and short-term securities. Generally, between 50% and 70% of the Fund's total assets will be invested in equity securities and at least 25% will be invested in fixed income securities to provide a stable flow of income. The portfolio allocation will vary based upon the portfolio manager's assessment of the return potential of each asset class. For equity investments, the portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. The portfolio manager emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:
-  have a strong history of earnings growth
- are attractively priced, relative to the company's potential for above average long-term earnings and revenue growth
-  have strong balance sheets
-  have a sustainable competitive advantage

-  are currently, or have the potential to become, industry leaders
-  have the potential to outperform during market downturns

The Fund may invest in ADRs and foreign securities.

When selecting equity securities, the portfolio manager limits sector and individual security exposure and adheres to a strong sell discipline in order to minimize risk.

When selecting fixed income securities, the portfolio manager strives to maximize total return and minimize risk primarily through actively adjusting the portfolio's duration and sector weightings. Emphasis is also placed on diversification and credit analysis.

The Fund will invest only in fixed income securities with an "A" or better rating. Investments will include:
-  U.S. government securities
-  corporate bonds
-  mortgage/asset-backed securities
-  money market securities and repurchase agreements

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: credit, foreign securities, growth style, interest rate, liquidity, manager, market, prepayment and U.S. government agency securities risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON BALANCED FUND

INVESTMENT OBJECTIVE

The Fund seeks growth of capital with current income by investing in a combination of equity and fixed income securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund retains two subadvisers dedicated to managing the equity and fixed income portions of the portfolio, respectively. The Adviser determines the allocation of assets between the equity and fixed income portions of the portfolio. The Adviser generally rebalances the portfolio quarterly and under normal circumstances, allocates between 50% and 70% of the Fund's total assets in equity securities and at least 25% in fixed income securities.

For equity investments, the portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. The portfolio manager emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:
-  have a strong history of earnings growth
- are attractively priced, relative to the company's potential for above average long-term earnings and revenue growth
-  have strong balance sheets
-  have a sustainable competitive advantage
-  are currently, or have the potential to become, industry leaders
-  have the potential to outperform during market downturns

The Fund may invest in ADRs and foreign securities.

When selecting equity securities, the portfolio manager limits sector and individual security exposure and adheres to a strong sell discipline in order to minimize risk.

With respect to fixed income securities, the Fund may invest in securities of the U.S. government and its agencies, corporate notes and bond, mortgage- and asset-backed securities and short-term money market instruments. The fixed income portfolio managers select securities based on various methods of quantitative and fundamental analysis and research. The fixed income portfolio managers seek to maintain an average weighted portfolio maturity of three to ten years. The fixed income portfolio managers emphasize investment grade fixed income securities but may invest in high yield securities. The Fund may use futures, swaps and other derivatives for hedging purposes or to seek total return. See "Additional Information Regarding Investment Strategies."

The fixed income portfolio managers manage risk through ongoing monitoring of sector, quality and issuer exposures, and ongoing analysis of duration, convexity and maturity.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in this Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: below investment-grade (high yield) securities, call, credit, derivatives, foreign securities, growth style, interest rate, liquidity, manager, market, prepayment and U.S. government agency securities risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

FIXED INCOME FUNDS

ASTON/TCH FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks high current income consistent with prudent risk of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in bonds, primarily intermediate-term investment-grade fixed income securities. The Fund may invest in securities of the U.S. government and its agencies, corporate notes and bonds, mortgage- and asset-backed securities and short-term money market instruments. The portfolio managers select securities based on various methods of quantitative and fundamental analysis and research.

The portfolio managers seek to maintain an average weighted portfolio maturity of three to ten years. The portfolio managers emphasize investment grade fixed income securities, but may invest in high yield securities. The Fund may use futures, swaps and other derivatives for hedging purposes or to seek total return. See "Additional Information Regarding Investment Strategies."

The portfolio managers manage risk through ongoing monitoring of sector, quality and issuer exposures, and ongoing analysis of duration, convexity, and maturity.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: below investment grade (high yield) securities, call, credit, derivatives, foreign securities, interest rate, liquidity, manager, prepayment and U.S. government agency securities risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/TCH INVESTMENT GRADE BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide total return.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets in a diversified portfolio of investment grade fixed income securities. The Fund may invest in securities of the U.S. government and its agencies, corporate notes and bonds, mortgage- and asset-backed securities and short-term money market instruments. The portfolio managers select securities based on various methods of quantitative and fundamental analysis and research.

The portfolio managers seek to maintain an average weighted portfolio maturity of three to ten years. The portfolio managers emphasize intermediate investment grade corporate bonds. The Fund may use futures, swaps and other derivatives for hedging purposes or to seek total return. See "Additional Information Regarding Investment Strategies."

The portfolio managers manage risk through ongoing monitoring of sector, quality and issuer exposures, and ongoing analysis of duration, convexity and maturity.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: call, credit, derivatives, foreign securities, interest rate, liquidity, manager, prepayment and U.S. government agency securities risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/MCDONNELL MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current interest income exempt from federal income tax consistent with preservation of capital by investing primarily in intermediate-term municipal securities.

PRINCIPAL INVESTMENT STRATEGIES

To provide tax-exempt income for investors, the Fund primarily invests (as a fundamental policy, 80% or more of total assets) in municipal fixed income securities such as revenue bonds, insured bonds, general obligation bonds and government-guaranteed escrow bonds. The portfolio managers use both quantitative screening and fundamental analysis to construct the portfolio. They select securities based on their view of the future direction of interest rates and the shape of the yield curve, as well as credit quality and sector allocation issues. Where possible, they will attempt to acquire securities that they believe are under priced relative to other eligible securities. The portfolio managers strive to maintain a dollar-weighted average maturity of between three and ten years.

The Fund may invest all of its assets in bonds whose interest may be subject to the federal alternative minimum tax. The Fund may invest more than 25% of its assets in municipal securities whose interest is paid from revenues of specific projects, or in industrial development bonds.

To manage risk, the portfolio managers employ an investment strategy supported by independent credit research and guideline limits that promote issuer, sector and geographic diversification.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: call, credit, interest rate, liquidity, manager and municipal securities risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

MONEY MARKET FUND

ASTON/ABN AMRO INVESTOR MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in high quality money market instruments issued by corporations, banks and the U.S. government or its agencies or instrumentalities and repurchase agreements involving these instruments. The Fund may also invest in U.S. dollar-denominated securities of foreign issuers. The dollar-weighted average maturity of the securities in the Fund is 90 days or less.

The portfolio manager:
- structures the Fund's portfolio based on interest rates, market conditions and liquidity needs
- monitors the credit quality ratings of the Fund's investments and may adjust the Fund's average maturity in anticipation of changes in short-term interest rates
-  selects securities that:
   o are denominated in U.S. dollars
   o have high credit quality and minimal credit risk
   o mature or reset in 397 days or less

PRINCIPAL RISKS OF INVESTING IN THIS FUND

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's yield will change as a result of movements in short-term interest rates and market conditions. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: credit, foreign securities, inflation, interest rate, manager and U.S. government agency securities risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

Principal Investment Risks

RISKS THAT APPLY TO THE FUNDS

BELOW INVESTMENT GRADE (HIGH YIELD) SECURITIES RISK: Bonds and other fixed income securities are rated by national ratings agencies. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BB+ or lower) and their unrated equivalents are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.

CALL RISK: Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increased likelihood of a call may reduce the security's price. If a fixed income security is called, a fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

CREDIT RISK: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect a fund's share price or yield.

DERIVATIVES RISK: Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that a fund will be unable to sell the derivative because of an illiquid secondary market, the risk that a counterparty is unwilling or unable to meet its obligations, and the risk that the derivative transaction could expose a fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to a fund. The use of derivatives by a fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

FOREIGN SECURITIES RISK: Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

- CURRENCY RISK: The value of the securities held by a fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms.

- POLITICAL/ECONOMIC RISK: Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in a fund.

- REGULATORY RISK: In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

GARP STYLE RISK: GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company's earnings growth rate. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, a Fund's performance may suffer.

GROWTH STYLE RISK: Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, a fund's performance may suffer.

INFLATION RISK: Inflation risk is the risk that inflation may erode the real value of an investment in a fund.

INTEREST RATE RISK: If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond's price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. Therefore, a fund that maintains a minimum B rating should anticipate higher interest rate risks but lower credit risks than a fund that invests in lower quality issuers.

LIQUIDITY RISK: When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect a fund's value or prevent a fund from being able to take advantage of other investment opportunities.

MANAGER RISK: The performance of a fund is dependent upon the investment adviser's skill in selecting managers and the portfolio manager's skill in making appropriate investments. As a result, a fund may underperform its benchmark or its peers.

MARKET RISK: A fund's share price can move down in response to stock market conditions, changes in the economy or changes in a particular company's stock price. An individual stock may decline in value even when the value of stocks in general is rising.

MID-CAP COMPANY RISK: Investments in mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, more limited financial resources and a more limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

MUNICIPAL SECURITIES RISK: Municipal securities are backed by the entities that issue them and/or other revenue streams. Like other fixed income securities, changes in interest rates and the credit rating or financial condition of the issuer affects securities' prices. A fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal investments whose interest is paid solely from revenues of similar projects, or in industrial development bonds.

NON-DIVERSIFICATION RISK: A non-diversified fund may invest a larger percentage of its assets in a given security than a diversified fund. As a result, it may be more susceptible to a single adverse economic, political or regulatory occurrence affecting one or more issuers in which a large percentage of its assets is invested and may experience increased volatility due to its investments in those securities.

PORTFOLIO TURNOVER RISK: Frequent trading of a fund's securities may result in a higher than average level of capital gains, including short-term gains, and will result in greater transaction costs to a fund. High portfolio turnover may increase the level of short-term capital gains. To the extent distributions to shareholders are made from net short-term capital gains of a fund (i.e., net capital gain on securities held by a fund for one year or less minus any net capital losses on securities held by a fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact a fund's performance.

PREPAYMENT RISK: Mortgage-backed securities carry prepayment risk. Prices and yields of mortgage-backed securities assume that the underlying mortgages will be paid off according to a preset schedule. If the underlying mortgages are paid off early, such as when homeowners refinance as interest rates decline, a fund may be forced to reinvest the proceeds in lower yielding, higher priced securities. This may reduce a fund's total return.

REIT RISK: Securities of REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT's return may be adversely affected when interest rates are high or rising. Distributions from REITs generally are taxed as ordinary income for federal income purposes. See "Dividends, Distributions and Taxes."

SCIENCE AND TECHNOLOGY SECTOR RISK: Companies which compete on the basis of proprietary science or technology face unique risks. Products or services for given companies may or may not prove to be commercially viable. Additionally, rapid changes in technology may result in a particular company's products or services becoming obsolete.

SECTOR CONCENTRATION RISK: Investing in sector-specific funds may entail greater risks than investing in funds diversified across sectors. Because such a fund may invest in a limited number of industries within a sector, the fund may be subject to a greater level of market risk and its performance may be more volatile than a fund that does not concentrate its investments in a specific sector.

SMALL-CAP COMPANY RISK: Investing in securities of small-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

U.S. GOVERNMENT AGENCY SECURITIES RISK: Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

VALUE STYLE RISK: Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, a fund's return may be adversely affected during a market downturn and when value stocks are out of favor.

RISK SUMMARY

The following chart compares the principal risks of investing in each Aston Fund. More information about the risks associated with investing in Aston Funds can also be found in the SAI.

FUND                                       BELOW    CALL CREDIT DERIVATIVES  FOREIGN   GARP  GROWTH INFLATION   INTEREST
                                         INVESTMENT                         SECURITIES STYLE STYLE                RATE
                                           GRADE
                                           (HIGH
                                           YIELD)
                                         SECURITIES

Aston/Montag & Caldwell Growth                                                  X              X
Aston/ABN AMRO Growth                                                           X              X
Aston Veredus Select Growth                                                     X              X
Aston/Optimum Large Cap Opportunity                                             X        X
Aston Value                                                                     X
Aston/TAMRO All Cap                                                 X           X
Aston/River Road Dynamic Equity Income                                          X
Aston/Optimum Mid Cap                                                           X              X
Aston/River Road Small-Mid Cap                                                  X
Aston Veredus Aggressive Growth                                                 X              X
Aston/TAMRO Small Cap                        X             X                    X              X
Aston/River Road Small Cap Value                                                X
Aston/ABN AMRO Real Estate                                                      X
Aston Veredus SciTech                                                           X              X
Aston/ABN AMRO Global Real Estate                                               X
Aston/Montag & Caldwell Balanced                           X                    X              X                   X
Aston Balanced                               X       X     X        X           X              X                   X
Aston/TCH Fixed Income                       X       X     X        X           X                                  X
Aston/TCH Investment Grade Bond                      X     X        X           X                                  X
Aston/McDonnell Municipal Bond                       X     X                                                       X
Aston/ABN AMRO Investor Money Market                       X                    X                       X          X

FUND                                     LIQUIDITY  MANAGER  MARKET   MID-   MUNICIPAL       NON-       PORTFOLIO
                                                                      CAP    SECURITIES DIVERSIFICATION  TURNOVER
                                                                    COMPANY

Aston/Montag & Caldwell Growth               X         X       X
Aston/ABN AMRO Growth                        X         X       X
Aston Veredus Select Growth                  X         X       X       X                                    X
Aston/Optimum Large Cap Opportunity          X         X       X
Aston Value                                  X         X       X
Aston/TAMRO All Cap                          X         X       X       X
Aston/River Road Dynamic Equity Income       X         X       X       X
Aston/Optimum Mid Cap                        X         X       X       X
Aston/River Road Small-Mid Cap               X         X       X       X
Aston Veredus Aggressive Growth              X         X       X       X                                    X
Aston/TAMRO Small Cap                        X         X       X                                            X
Aston/River Road Small Cap Value             X         X       X       X
Aston/ABN AMRO Real Estate                   X         X       X                               X
Aston Veredus SciTech                        X         X       X       X                                    X
Aston/ABN AMRO Global Real Estate            X         X       X                               X
Aston/Montag & Caldwell Balanced             X         X       X
Aston Balanced                               X         X       X
Aston/TCH Fixed Income                       X         X
Aston/TCH Investment Grade Bond              X         X
Aston/McDonnell Municipal Bond               X         X                         X
Aston/ABN AMRO Investor Money Market                   X

FUND                                     PREPAYMENT REIT   SCIENCE       SECTOR       SMALL-      U.S.
                                                              &      CONCENTRATION     CAP     GOVERNMENT
                                                          TECHNOLOGY                 COMPANY     AGENCY
                                                            SECTOR                             SECURITIES

Aston/Montag & Caldwell Growth
Aston/ABN AMRO Growth
Aston Veredus Select Growth
Aston/Optimum Large Cap Opportunity
Aston Value                                           X
Aston/TAMRO All Cap                                                                     X
Aston/River Road Dynamic Equity Income                X                                 X
Aston/Optimum Mid Cap                                                                   X
Aston/River Road Small-Mid Cap                        X                                 X
Aston Veredus Aggressive Growth                                                         X
Aston/TAMRO Small Cap                                 X                                 X
Aston/River Road Small Cap Value                      X                                 X
Aston/ABN AMRO Real Estate                            X                    X
Aston Veredus SciTech                                         X            X            X
Aston/ABN AMRO Global Real Estate                     X                    X
Aston/Montag & Caldwell Balanced             X                                                     X
Aston Balanced                               X                                                     X
Aston/TCH Fixed Income                       X                                                     X
Aston/TCH Investment Grade Bond              X                                                     X
Aston/McDonnell Municipal Bond
Aston/ABN AMRO Investor Money Market                                                               X

FUND                                     VALUE
                                         STYLE

Aston/Montag & Caldwell Growth
Aston/ABN AMRO Growth
Aston Veredus Select Growth
Aston/Optimum Large Cap Opportunity
Aston Value                                X
Aston/TAMRO All Cap                        X
Aston/River Road Dynamic Equity Income     X
Aston/Optimum Mid Cap                      X
Aston/River Road Small-Mid Cap             X
Aston Veredus Aggressive Growth
Aston/TAMRO Small Cap                      X
Aston/River Road Small Cap Value           X
Aston/ABN AMRO Real Estate
Aston Veredus SciTech
Aston/ABN AMRO Global Real Estate
Aston/Montag & Caldwell Balanced
Aston Balanced
Aston/TCH Fixed Income
Aston/TCH Investment Grade Bond
Aston/McDonnell Municipal Bond
Aston/ABN AMRO Investor Money Market

Fund Performance

ASTON/MONTAG & CALDWELL GROWTH FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

       31.85%          22.51%  (7.37)%  (13.33)% (22.89)%  17.24%   4.10%    5.35%    8.07%    21.04%
        1998            1999     2000     2001     2002     2003     2004     2005     2006     2007

  Best quarter:          12/98    26.94%
  Worst quarter:          3/01   -15.56%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                            1 Year    5 Years      10 Years
-----------------------------------------------------------------
Aston/Montag &
  Caldwell Growth
  Fund:(a)
  Return Before
    Taxes                   21.04%    10.96%        5.34%
  Return After Taxes
    on Distributions        18.41%    10.43%        4.64%
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares                  16.67%     9.53%        4.50%
-----------------------------------------------------------------
Russell 1000 Growth
  Index(b)                  11.81%    12.11%        3.83%
-----------------------------------------------------------------

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

ASTON/ABN AMRO GROWTH FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                          CALENDAR YEAR TOTAL RETURN*

       35.45%          23.30%   2.10%   (13.13)% (19.37)%  21.58%   5.50%    1.30%    3.27%    4.50%
        1998            1999     2000     2001     2002     2003     2004     2005     2006     2007

  Best quarter:          12/98    23.68%
  Worst quarter:          9/01   -17.68%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN*
                   (For the periods ended December 31, 2007)

                            1 Year    5 Years      10 Years
-----------------------------------------------------------------
Aston/ABN AMRO
  Growth Fund:(a)
  Return Before
    Taxes                    4.50%     6.94%        5.26%
  Return After Taxes
    on Distributions         0.12%     5.49%        4.05%
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares                   8.29%     5.95%        4.43%
-----------------------------------------------------------------
Russell 1000 Growth
  Index(b)                  11.81%    12.11%        3.83%
-----------------------------------------------------------------

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

*Montag & Caldwell, Inc. became the Subadviser as of January 1, 2008. Performance prior to that date reflects the performance of a previous subadviser.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Tax on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ASTON/VEREDUS SELECT GROWTH FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

       (29.4)%           38.53%        17.38%         9.27%         5.19%        24.33%
        2002              2003          2004          2005          2006          2007

  Best quarter:           6/03    17.21%
  Worst quarter:          9/02   -15.81%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                                                    Since
                            1 Year    5 Years    Inception(a)
-----------------------------------------------------------------
Aston/Veredus Select
  Growth Fund:(b)
  Return Before
    Taxes                   24.33%    18.37%        8.60%
  Return After Taxes
    on Distributions        18.61%    17.25%        7.75%
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares                  16.54%    15.66%        7.05%
-----------------------------------------------------------------
Russell 1000 Growth
  Index(c)                  11.81%    12.11%        4.16%
-----------------------------------------------------------------

(a)Fund's inception: December 31, 2001. Index data computed from December 31, 2001.

(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

ASTON/OPTIMUM LARGE CAP OPPORTUNITY FUND

FUND PERFORMANCE

The bar chart shows the Fund's performance for the period shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

                                  20.36%
                                   2007

  Best quarter:          06/07   11.47%
  Worst quarter:         12/07   -2.69%

The following table indicates how the Fund's average annual return for the calendar period compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributaries. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                                         Since
                            1 Year    Inception(a)
------------------------------------------------------
Aston/Optimum Large
  Cap Opportunity
  Fund:(b)
  Return Before
    Taxes                   20.36%       19.17%
  Return After Taxes
    on Distributions        20.34%       19.15%
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares                  13.25%       16.29%
------------------------------------------------------
S&P 500 Index(c)             5.49%        5.49%
------------------------------------------------------

(a)Fund's inception: December 29, 2006. Index data computed from December 31, 2006.

(b)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Tax on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ASTON VALUE FUND


FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance. The Common share class and Investor share class of Aston Value Fund were reorganized into Class N shares of the Fund on September 27, 2001, and the Fund adopted the name of its predecessor. Performance figures shown below include the performance of the Common share class of the predecessor fund.
                           CALENDAR YEAR TOTAL RETURN

        5.46%          11.15%  (0.68)%  (12.25)% (13.88)%  25.12%   15.38%   6.27%    20.91%   8.10%
        1998            1999     2000     2001     2002     2003     2004     2005     2006     2007

  Best quarter:          12/98    15.57%
  Worst quarter:          9/98   -18.06%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                            1 Year    5 Years      10 Years
-----------------------------------------------------------------
Aston Value Fund:(a)
  Return Before
    Taxes                    8.10%    14.93%        5.84%
  Return After Taxes
    on Distributions         6.37%    14.18%        4.19%
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares                   7.56%    13.07%        4.34%
-----------------------------------------------------------------
Russell 1000 Value
  Index(b)                  -0.17%    14.63%        7.68%
-----------------------------------------------------------------

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

ASTON/TAMRO ALL CAP FUND

(FORMERLY ASTON/TAMRO LARGE CAP VALUE FUND)

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

       (0.17)%         (18.86)%     29.10%      12.55%       4.71%      13.20%       7.89%
        2001             2002        2003        2004        2005        2006        2007

  Best quarter:          6/03    19.96%
  Worst quarter:         9/02   -15.12%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of broad-based securities market indices. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                    (For the period ended December 31, 2007)

                                                    Since
                            1 Year    5 Years    Inception(a)
-----------------------------------------------------------------
Aston/TAMRO All Cap
  Fund:(b)
  Return Before
    Taxes                   7.89%     13.19%        6.93%
  Return After Taxes
    on Distributions        6.42%     12.40%        6.33%
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares                  6.89%     11.52%        5.96%
-----------------------------------------------------------------
Russell 3000
  Index(c)(d)               5.14%     13.63%        4.20%
-----------------------------------------------------------------
S&P 500/Citigroup
  Value Index(c)(d)         2.03%     14.73%        5.50%
-----------------------------------------------------------------

(a)Fund's inception: November 30, 2000. Index data computed from November 30, 2000.

(b)As of January 1, 2008, the Fund changed its name from Aston/TAMRO Large Cap Value Fund to Aston/TAMRO All Cap Fund. Performance prior to that time reflects the Fund's former strategy of emphasizing large cap value stocks and the performance may have differed if the current strategy was in place. Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

(d)The Fund's benchmark was changed from the S&P 500/Citigroup Value Index to the Russell 3000 Index effective January 1, 2008 as the Russell 3000 Index was determined to be a more appropriate broad-based index in light of the change in investment strategy.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Tax on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ASTON/RIVER ROAD DYNAMIC EQUITY INCOME FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

                25.51%                                   0.55%
                 2006                                    2007

  Best quarter:          12/06    8.18%
  Worst quarter:         12/07   -4.65%

The following table indicates the Fund's average annual returns for different calendar periods compared to the returns of broad-based securities market indices. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                                                          Since
                                              1 Year   Inception(a)
-----------------------------------------------------------------------
Aston/River Road Dynamic Equity Income Fund
  -- Class N:(b)
  Return Before Taxes                          0.55%      11.46%
  Return After Taxes on Distributions         -1.24%      10.07%
  Return After Taxes on Distributions and
    Sale of Fund Shares                        1.60%       9.42%
-----------------------------------------------------------------------
Russell 3000 Value Index(c)(d)                -1.01%      10.12%
-----------------------------------------------------------------------
Russell 3000 Index(c)(d)                       5.14%      10.76%
-----------------------------------------------------------------------

(a)Fund's inception: June 28, 2005. Index data computed from June 30, 2005.

(b)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

(d)The Fund's benchmark was changed from the Russell 3000 Index to the Russell 3000 Value Index effective June 30, 2007 as the Russell 3000 Value Index was determined to be a more appropriate broad-based index for comparison purposes.

ASTON/OPTIMUM MID CAP FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                          CALENDAR YEAR TOTAL RETURN*

       (5.66)%         11.44%   27.46%   14.21%  (16.71)%  41.42%   18.88%   1.32%    20.92%   12.91%
        1998            1999     2000     2001     2002     2003     2004     2005     2006     2007

  Best quarter:          6/03    30.10%
  Worst quarter:         9/02   -19.54%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN*
                   (For the periods ended December 31, 2007)

                            1 Year    5 Years      10 Years
-----------------------------------------------------------------
Aston/Optimum Mid
  Cap:(a)
  Return Before
    Taxes                   12.91%    18.39%        11.49%
  Return After Taxes
    on Distributions        11.69%    17.66%        10.60%
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares                  10.01%    16.20%         9.90%
-----------------------------------------------------------------
S&P 400 Mid-Cap
  Index(b)                   7.98%    16.20%        11.20%
-----------------------------------------------------------------

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

*Optimum Investment Advisors, LLC became the Subadviser in October 2003. Performance prior to that date reflects the performance of a previous Subadviser. However, the Fund's portfolio manager has not changed.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Tax on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ASTON/RIVER ROAD SMALL-MID CAP FUND

FUND PERFORMANCE

The Fund is new and does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semi-annual report.
ASTON/VEREDUS AGGRESSIVE GROWTH FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.
                           CALENDAR YEAR TOTAL RETURN

       112.57%         30.18%   (13.16)%  (43.91)%   44.48%    20.69%     2.29%    (2.44)%   12.20%
        1999            2000      2001      2002      2003      2004      2005      2006      2007

  Best quarter:          12/99    44.67%
  Worst quarter:          9/02   -21.68%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                                                    Since
                            1 Year    5 Years    Inception(a)
-----------------------------------------------------------------
Aston/Veredus
  Aggressive Growth
  Fund:(b)
  Return Before
    Taxes                   12.20%    14.32%        11.22%
  Return After Taxes
    on Distributions         4.87%    12.56%         9.15%
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares                  11.70%    12.02%         8.93%
-----------------------------------------------------------------
Russell 2000 Growth
  Index(c)                   7.05%    16.50%         3.97%
-----------------------------------------------------------------

(a)Fund's inception: June 30, 1998. Index data computed from June 30, 1998.

(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Tax on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ASTON/TAMRO SMALL CAP FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

       13.57%          (11.08)%     56.86%      11.95%       2.34%      27.84%       0.27%
        2001             2002        2003        2004        2005        2006        2007

  Best quarter:          6/03    25.28%
  Worst quarter:         9/02   -21.53%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                                                    Since
                            1 Year    5 Years    Inception(a)
-----------------------------------------------------------------
Aston/TAMRO Small
  Cap Fund:(b)
  Return Before
    Taxes                    0.27%    18.16%        14.06%
  Return After Taxes
    on Distributions        -0.48%    16.77%        13.05%
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares                   1.16%    15.52%        12.10%
-----------------------------------------------------------------
Russell 2000
  Index(c)                  -1.57%    16.25%         9.31%
-----------------------------------------------------------------

(a)Fund's inception: November 30, 2000. Index data computed from November 30, 2000.

(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

ASTON/RIVER ROAD SMALL CAP VALUE FUND

THIS FUND WILL NOT ACCEPT INVESTMENTS FROM NEW INVESTORS UNTIL FURTHER NOTICE. SEE THE "SHAREHOLDER INFORMATION" SECTION FOR ADDITIONAL DETAILS, INCLUDING LIMITED EXCEPTIONS.

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

                30.83%                                  (5.96)%
                 2006                                    2007

  Best quarter:           3/06   10.91%
  Worst quarter:         12/07   -6.27%

The following table indicates the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                                                          Since
                                              1 Year   Inception(a)
-----------------------------------------------------------------------
Aston/River Road Small Cap Value Fund:(b)
  Return Before Taxes                         -5.96%      12.43%
  Return After Taxes on Distributions         -6.98%      11.82%
  Return After Taxes on Distributions and
    Sale of Fund Shares                       -3.49%      10.44%
-----------------------------------------------------------------------
Russell 2000 Value Index(c)                   -9.78%       5.98%
-----------------------------------------------------------------------

(a)Fund's inception: June 28, 2005. Index data computed from June 30, 2005.

(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Tax on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ASTON/ABN AMRO REAL ESTATE FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance. The Common share class and Investor share class of Aston/ABN AMRO Real Estate Fund were reorganized into Class N shares of the Fund on September 27, 2001, and the Fund adopted the name of its predecessor. Performance figures shown below include the performance of the Common share class of the predecessor fund.

                           CALENDAR YEAR TOTAL RETURN

      (12.35)%        (3.32)%   28.77%   7.29%    4.60%    36.28%   33.39%   13.17%   35.96%  (19.14)%
        1998            1999     2000     2001     2002     2003     2004     2005     2006     2007

  Best quarter:          12/04    16.96%
  Worst quarter:         12/07   -13.88%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                            1 Year     5 Years    10 Years
--------------------------------------------------------------
Aston/ABN AMRO Real
  Estate Fund:(a)
  Return Before
    Taxes                   -19.14%    17.73%      10.72%
  Return After Taxes
    on Distributions        -23.60%    14.43%       8.15%
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares                   -8.14%    15.03%       8.47%
--------------------------------------------------------------
MSCI US REIT
  Index(b)                  -16.82%    17.90%      10.36%
--------------------------------------------------------------

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

ASTON/VEREDUS SCITECH FUND

THE ASTON/VEREDUS SCITECH FUND WILL NOT ACCEPT INVESTMENTS FROM NEW OR EXISTING INVESTORS. IT IS EXPECTED THE FUND WILL BE LIQUIDATED ON OR ABOUT MARCH 31, 2008.

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

       (1.49)%         (46.89)%     53.88%       0.41%      (0.68)%      0.41%      14.42%
        2001             2002        2003        2004        2005        2006        2007

  Best quarter:          12/01    33.28%
  Worst quarter:          6/02   -26.69%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                                                    Since
                            1 Year    5 Years    Inception(a)
-----------------------------------------------------------------
Aston/Veredus
  SciTech Fund:(b)
  Return Before
    Taxes                   14.42%    12.01%        -2.16%
  Return After Taxes
    on Distributions        14.42%    12.01%        -2.21%
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares                   9.37%    10.52%        -1.84%
-----------------------------------------------------------------
NYSE Arca Tech 100
  Index(c)                   7.26%    15.43%        -2.10%
-----------------------------------------------------------------

(a)Fund's inception: June 30, 2000. Index data computed from June 30, 2000.

(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Tax on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ASTON/ABN AMRO GLOBAL REAL ESTATE FUND

FUND PERFORMANCE

The Fund is new and does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semi-annual report.
ASTON/MONTAG & CALDWELL BALANCED FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

       23.07%          12.64%  (0.81)%  (5.52)%  (12.35)%  11.66%   3.13%    3.38%    6.12%    15.34%
        1998            1999     2000     2001     2002     2003     2004     2005     2006     2007

  Best quarter:          12/98   16.94%
  Worst quarter:          3/01   -9.14%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of broad-based securities market indices. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                            1 Year    5 Years      10 Years
-----------------------------------------------------------------
Aston/Montag &
  Caldwell Balanced
  Fund:(a)
  Return Before
    Taxes                   15.34%     7.82%        5.21%
  Return After Taxes
    on Distributions        15.01%     7.44%        4.39%
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares                  10.13%     6.60%        4.11%
-----------------------------------------------------------------
S&P 500 Index(b)             5.49%    12.82%        5.91%
-----------------------------------------------------------------
Lehman Brothers U.S.
  Government Credit
  Bond Index(b)              7.23%     4.44%        6.01%
-----------------------------------------------------------------
60% S&P 500
  Index/40% Lehman
  Brothers U.S.
  Government Credit
  Bond Index(b)              6.34%     9.52%        6.28%
-----------------------------------------------------------------

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Tax on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ASTON BALANCED FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                          CALENDAR YEAR TOTAL RETURN*

       25.13%          12.89%   5.46%   (6.14)%   10.04%   15.78%   5.12%    1.62%    4.48%    4.52%
        1998            1999     2000     2001     2002     2003     2004     2005     2006     2007

  Best quarter:          12/98   14.75%
  Worst quarter:          9/01   -9.54%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of broad-based securities market indices. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.
                          AVERAGE ANNUAL TOTAL RETURN*
                   (For the periods ended December 31, 2007)

                            1 Year    5 Years      10 Years
-----------------------------------------------------------------
Aston Balanced
  Fund:(a)
  Return Before
    Taxes                   4.52%      6.20%        5.44%
  Return After Taxes
    on Distributions        0.86%      3.68%        3.36%
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares                  6.48%      4.93%        4.10%
-----------------------------------------------------------------
S&P 500 Index(b)            5.49%     12.82%        5.91%
-----------------------------------------------------------------
Lehman Brothers U.S.
  Aggregate Bond
  Index(b)                  6.97%      4.42%        5.97%
-----------------------------------------------------------------
60% S&P 500
  Index/40% Lehman
  Brothers U.S.
  Aggregate Bond
  Index(b)                  6.24%      9.50%        6.25%
-----------------------------------------------------------------

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

*AAAM served as the Fund's investment adviser from inception through November 30, 2006. As of December 1, 2006 Taplin, Canida & Habacht Inc. manages the fixed-income component of the portfolio. From December 1, 2006 through December 31, 2007, AAAM managed the equity component of the portfolio. The performance of the Fund prior to December 1, 2006 may have been different if the current multi-manager structure had been in place. As of January 1, 2008, Montag & Caldwell, Inc. manages the equity component of the portfolio. Performance from December 1, 2006 through December 31, 2007 reflects the performance of the previous subadviser of the equity component of the portfolio.

ASTON/TCH FIXED INCOME FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                          CALENDAR YEAR TOTAL RETURN*

        7.69%         (0.43)%   10.85%   7.46%    6.66%    3.89%    4.58%    1.36%    6.38%    4.16%
        1998            1999     2000     2001     2002     2003     2004     2005     2006     2007

  Best quarter:          9/01    4.09%
  Worst quarter:         6/04   -2.54%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN*
                   (For the periods ended December 31, 2007)

                            1 Year    5 Years      10 Years
-----------------------------------------------------------------
Aston/TCH Fixed
  Income Fund:(a)
  Return Before
    Taxes                   4.16%      4.06%        5.21%
  Return After Taxes
    on Distributions        2.24%      2.29%        3.09%
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares                  2.67%      2.42%        3.14%
-----------------------------------------------------------------
Lehman Brothers U.S.
  Aggregate Bond
  Index(b)                  6.97%      4.42%        5.97%
-----------------------------------------------------------------

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

*Taplin, Canida & Habacht Inc. became the Subadviser as of December 1, 2006. Performance prior to that date reflects the performance of a previous investment adviser.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Tax on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ASTON/TCH INVESTMENT GRADE BOND FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                          CALENDAR YEAR TOTAL RETURN*

        2.59%                1.17%                4.08%                4.40%
        2004                  2005                 2006                 2007

  Best quarter:          9/06    3.19%
  Worst quarter:         6/04   -2.47%

The following table indicates the Fund's average annual returns for the calendar period compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN*
                   (For the periods ended December 31, 2007)

                                                           Since
                                              1 Year    Inception(a)
------------------------------------------------------------------------
Aston/TCH Investment Grade Bond Fund:(b)
  Return Before Taxes                         4.40%        2.61%
  Return After Taxes and Distributions        2.69%        0.99%
  Return After Taxes and Distributions and
    Sale of Fund Shares                       2.84%        1.32%
------------------------------------------------------------------------
Lehman Brothers Intermediate U.S.
  Aggregate Bond Index(c)                     7.02%        3.97%
------------------------------------------------------------------------

(a)Fund's inception: June 30, 2003. Index data computed from June 30, 2003.

(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

*Taplin, Canida & Habacht Inc. became the Subadviser as of December 1, 2006. Performance prior to that date reflects the performance of a previous investment adviser.

ASTON/MCDONNELL MUNICIPAL BOND FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                          CALENDAR YEAR TOTAL RETURN*

        5.52%         (1.75)%   9.50%    5.10%    9.03%    4.29%    2.40%    1.70%    3.44%    3.95%
        1998            1999     2000     2001     2002     2003     2004     2005     2006     2007

  Best quarter:          9/02    4.22%
  Worst quarter:         6/04   -2.41%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of broad-based securities market indices. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN*
                   (For the periods ended December 31, 2007)

                            1 Year    5 Years      10 Years
-----------------------------------------------------------------
Aston/McDonnell
  Municipal Bond
  Fund:(a)
  Return Before
    Taxes                   3.95%      3.15%        4.27%
  Return After Taxes
    on Distributions        3.95%      3.06%        4.22%
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares                  3.91%      3.17%        4.22%
-----------------------------------------------------------------
Lehman Brothers 3-15
  Year Municipal
  Bond Index(b)(c)          4.46%      3.95%        5.01%
-----------------------------------------------------------------
Lehman Brothers
  Municipal
  Five-Year General
  Obligations Bond
  Index(b)                  5.15%      3.25%        4.57%
-----------------------------------------------------------------

(a)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

(c)The Fund's benchmark was changed from the Lehman Brothers Municipal Five-Year General Obligations Bond Index to the Lehman Brothers 3-15 Year Municipal Bond Index effective May 1, 2007 as the Lehman Brothers 3-15 Year Municipal Bond Index was determined to be a more appropriate broad-based index for comparison purposes.

*McDonnell Investment Management, LLC became the Subadviser as of December 1, 2006. Performance prior to that date reflects the performance of a previous investment adviser.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Tax on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ASTON/ABN AMRO INVESTOR MONEY MARKET FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.
                           CALENDAR YEAR TOTAL RETURN

        5.16%          4.80%    6.07%    3.62%    1.27%    0.70%    0.87%    2.70%    4.50%    4.54%
        1998            1999     2000     2001     2002     2003     2004     2005     2006     2007

  Best quarter:          12/00   1.56%
  Worst quarter:          3/04   0.14%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of the iMoneyNet First Tier Retail Average. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                            1 Year    5 Years      10 Years
-----------------------------------------------------------------
Aston/ABN AMRO
  Investor Money
  Market Fund:(a)           4.54%      2.65%        3.41%
-----------------------------------------------------------------
iMoneyNet First Tier
  Retail Average            4.57%      2.48%        3.23%
-----------------------------------------------------------------

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

To obtain the Fund's current yield, please call 800 992-8151 or visit our Web site at www.astonfunds.com.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Tax on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Expenses

As an investor in the Funds, you pay certain indirect fees and expenses, which are described in the table below.

SHAREHOLDER FEES
As a benefit of investing in Class N shares of Aston Funds, you do not incur any sales loads or exchange fees and generally no redemption fees. HOWEVER, A REDEMPTION FEE OF 2.00% OF THE AMOUNT REDEEMED IS CHARGED ON REDEMPTIONS WITHIN 90 DAYS OF PURCHASE TO SHAREHOLDERS OF ASTON/ABN AMRO REAL ESTATE FUND, ASTON/VEREDUS SCITECH FUND, ASTON/ABN AMRO GLOBAL REAL ESTATE FUND AND ASTON/MCDONNELL MUNICIPAL BOND FUND UNLESS AN EXCEPTION IS AVAILABLE. See "Redemption Fees" in the "Shareholder Information" Section for more details.

ANNUAL FUND OPERATING EXPENSES
Operating expenses are the normal costs of operating any mutual fund. These expenses are not charged directly to investors. They are paid from a Fund's assets and are expressed as an expense ratio, which is a percentage of average daily net assets.

                                                               ACQUIRED      TOTAL                        NET
                      MANAGEMENT   DISTRIBUTION    OTHER      FUND FEES     EXPENSE             FEE     EXPENSE
        FUND             FEES      (12B-1) FEES   EXPENSES   AND EXPENSES    RATIO            WAIVERS    RATIO
Aston/Montag &
  Caldwell Growth(a)     0.68%         0.25%        0.12%(c)       --%       1.05%                --%    1.05%
Aston/ABN AMRO
  Growth(a)              0.70          0.25         0.14(c)        --        1.09                 --     1.09
Aston/Veredus Select
  Growth(a)              0.80          0.25         0.47         0.01        1.53(f)(g)        (0.22)    1.31(b)(g)
Aston/Optimum Large
  Cap Opportunity        0.80          0.25         1.23         0.01        2.29(f)(g)        (0.88)    1.41(b)(g)(h)(i)
Aston Value(a)           0.80          0.25         0.11           --        1.16              (0.09)    1.07(b)
Aston/TAMRO All Cap      0.80          0.25         0.69         0.01        1.75(f)(g)        (0.54)    1.21(b)(g)
Aston/River Road
  Dynamic Equity
  Income(a)              0.70          0.25         0.58         0.06        1.59(f)(g)        (0.23)    1.36(b)(g)
Aston/Optimum Mid
  Cap(a)                 0.73          0.25         0.17         0.01        1.16(f)(g)           --     1.16(g)
Aston/River Road
  Small-Mid Cap(a)       1.00          0.25         1.93         0.01        3.19(f)(g)        (1.68)    1.51(b)(g)
Aston/Veredus
  Aggressive
  Growth(a)              1.00          0.25         0.20(c)        --        1.45                 --     1.45(g)(h)
Aston/TAMRO Small
  Cap(a)                 0.90          0.25         0.17(c)      0.01        1.33(f)(g)        (0.02)    1.31(b)(g)
Aston/River Road
  Small Cap Value(a)     0.90          0.25         0.29         0.02        1.46(f)(g)           --     1.46(g)
Aston/ABN AMRO Real
  Estate(a)              1.00          0.25         0.21           --        1.46              (0.09)    1.37(b)
Aston/Veredus
  SciTech                1.00          0.25         2.81         0.01        4.07(f)(g)        (2.46)    1.61(b)(g)
Aston/ABN AMRO
  Global Real Estate     1.00          0.25         1.10(d)        --        2.35              (0.85)    1.50(b)
Aston/Montag &
  Caldwell
  Balanced(a)            0.75          0.25         0.71(c)      0.01        1.72(f)(g)           --     1.72(g)(h)(i)
Aston Balanced           0.70          0.25         0.35         0.01        1.31(f)(g)           --     1.31(g)(h)
Aston/TCH Fixed
  Income(a)              0.55          0.25         0.24         0.02        1.06(f)(g)        (0.30)    0.76(b)(g)(i)
Aston/TCH Investment
  Grade Bond(a)          0.50          0.25         0.67         0.02        1.44(f)(g)        (0.53)    0.91(b)(g)
Aston/McDonnell
  Municipal Bond         0.60       0.25(e)         0.54           --        1.39                 --     1.39(i)
Aston/ABN AMRO
  Investor Money
  Market                 0.40           N/A         0.28           --        0.68                 --     0.68

(a)The Fund offers multiple classes of shares. Expenses and performance may vary between classes. The information set forth in the table above and the example below relates only to Class N shares, which are offered in this prospectus. Other classes of shares are offered in separate prospectuses.

(b)Aston is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2009 to the extent that ordinary operating expenses, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses), exceed the rates shown in the table. As shown in the table, expenses would be higher without such agreement. For a period of three years subsequent to the commencement of operations of Aston/Optimum Large Cap Opportunity Fund on December 28, 2006, the Aston/River Road Small-Mid Cap Fund on March 29, 2007 and the Aston/ABN AMRO Global Real Estate Fund on August 3, 2007, Aston is entitled to be reimbursed by each Fund for previously waived fees and reimbursed expenses to the extent that each Fund's expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

(c)Other expenses have been restated to reflect the current expense structure.

(d)Other expenses are estimated for the current fiscal year.

(e)Aston has voluntarily agreed to waive 0.10% of the Rule 12b-1 fees.

(f)Total expenses are the sum of a Fund's direct annual operating expenses and the Fund's indirect fees and expenses from investments in other investment companies (acquired fund fees and expenses).

(g)The expense ratio may not equal a Fund's ratio of expenses to average net assets before reimbursement and/or waiver of expenses by the

Adviser in the "Financial Highlights" Section, which reflects the operating expenses of the Funds (including interest expenses) and does not include fees and expenses from investments in other investment companies (acquired funds).

(h)The expense ratios do not include interest expenses incurred by the Funds from utilizing a line of credit. If interest expenses were included, the net expense ratio would be as follows for the following Funds: Aston/Optimum Large Cap Opportunity, 1.43%; Aston/Veredus Aggressive Growth, 1.47%; Aston/Montag & Caldwell Balanced, 1.73%; Aston Balanced, 1.32%.

(i)Effective November 1, 2006, the Adviser agreed to voluntarily waive management fees and/or reimburse expense so that the net expense ratio for the Aston/Montag & Caldwell Balanced Fund is no more than 1.35% of the Fund's average daily net assets. Effective February 1, 2007, the Adviser agreed to voluntarily waive management fees and/or reimburse expenses so that the net expense ratio for the Aston/ McDonnell Municipal Bond Fund is no more than 0.85% of the Fund's average daily net assets. Effective May 1, 2007, the Adviser agreed to voluntarily waive management fees and/or reimburse expenses so that the net expense ratio for the Aston/Optimum Large Cap Opportunity Fund is no more than 1.10% of the Fund's average daily net assets. Effective September 1, 2007, the Adviser agreed to voluntarily waive management fees and/or reimburse expenses so that the net expense ratio for the Aston/TCH Fixed Income Fund is no more than 0.64% of the Fund's average daily net asset. These voluntary waivers do not include fees and expenses from investment in other investment companies (acquired funds) or interest expense. The Adviser may terminate such voluntary waivers/reimbursements at any time.

EXAMPLE
This hypothetical example shows the operating expenses you would incur as a shareholder if you invested $10,000 in a Fund over the time periods shown and you redeem all your shares at the end of the period. The example assumes you reinvested all dividends and distributions, that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period, if applicable, as noted below. The example is for comparison purposes only and does not represent a Fund's actual or future expenses and returns.

FUND                                                          1 YEAR         3 YEARS         5 YEARS         10 YEARS
Aston/Montag & Caldwell Growth                                 $107          $  334          $  579           $1,283
Aston/ABN AMRO Growth                                           111             347             601            1,329
Aston/Veredus Select Growth(a)                                  133             462             813            1,805
Aston/Optimum Large Cap Opportunity(a)                          144             631           1,145            2,557
Aston Value(a)                                                  109             360             630            1,401
Aston/TAMRO All Cap(a)                                          123             498             898            2.018
Aston/River Road Dynamic Equity Income(a)                       138             479             844            1,870
Aston/Optimum Mid Cap                                           118             368             638            1,409
Aston/River Road Small-Mid Cap(a)                               154             826           1,523            3,378
Aston/Veredus Aggressive Growth                                 148             459             792            1,735
Aston/TAMRO Small Cap(a)                                        133             419             727            1,600
Aston/River Road Small Cap Value                                149             462             797            1,746
Aston/ABN AMRO Real Estate(a)                                   139             453             789            1,739
Aston/Veredus SciTech(a)                                        164           1,013           1,878            4,113
Aston/ABN AMRO Global Real Estate(a)                            153             652             N/A              N/A
Aston/Montag & Caldwell Balanced                                175             542             933            2,030
Aston Balanced                                                  133             415             718            1,579
Aston/TCH Fixed Income(a)                                        78             307             556            1,267
Aston/TCH Investment Grade Bond(a)                               93             403             736            1,679
Aston/McDonnell Municipal Bond                                  142             440             761            1,669
Aston/ABN AMRO Investor Money Market                             69             218             379              847

(a)Includes one year of capped expenses in each period.

Additional Information Regarding Investment Strategies

The investment policies of Aston/River Road Dynamic Equity Income Fund, Aston/Optimum Large Cap Opportunity Fund, Aston/Optimum Mid Cap Fund, Aston/River Road Small-Mid Cap Fund, Aston/River Road Small Cap Value Fund, Aston/TAMRO Small Cap Fund, Aston/ABN AMRO Real Estate Fund, Aston/Veredus SciTech Fund, Aston/ABN AMRO Global Real Estate Fund, Aston/McDonnell Municipal Bond Fund, Aston/TCH Fixed Income Fund, and Aston/TCH Investment Grade Bond Fund relating to the type of securities in which 80% of each Fund's assets must be invested may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days' notice of such changes.

In addition to the principal investment strategies described in the Fund Summaries, there may be times when the Funds use secondary investment strategies in seeking to achieve their investment objectives. Information regarding such secondary strategies, as well as additional information regarding certain principal strategies, is shown below.

ADRS/EDRS/GDRS
A Fund may invest in foreign securities in the form of depositary receipts and/or securities traded directly on U.S. exchanges. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include ADRs, which are traded on U.S. exchanges and are U.S. dollar-denominated, European Depositary Receipts ("EDRs"), which are traded on European exchanges and may not be denominated in the same currency as the security they represent, and Global Depositary Receipts ("GDRs"), which are issued globally and evidence a similar ownership arrangement.

Although ADRs, EDRs and GDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, EDRs or GDRs rather than directly in securities of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject. A Fund may invest in ADRs sponsored or unsponsored by the issuer of the underlying security. In the case of an unsponsored ADR, a Fund may bear higher expenses and encounter greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

ASSET-BACKED SECURITIES
Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of notes or pass through certificates. Asset-backed securities have prepayment risks.

BELOW INVESTMENT GRADE (HIGH YIELD) SECURITIES
Below investments grade (high yield) securities are lower rated, higher yielding securities issued by corporations. They are generally rated below investment-grade (i.e., Ba1/BB+ and below) by national bond rating agencies, or if unrated, are judged by an adviser or subadviser to be of equivalent quality. They are considered speculative and are sometimes called "junk bonds."

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities. CMOs carry general fixed income securities risks and risks associated with mortgage-backed securities.

COMMERCIAL PAPER
Commercial paper are short-term fixed income securities issued by banks, corporations and other borrowers. There is the risk that the issuer of the commercial paper will not be able to make principal and/or interest payments. Commercial paper may include securities issued in reliance on the private placement exemption under Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is generally sold to an institutional investor, such as a Fund, that agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) commercial paper must similarly be in an exempt transaction.

CONVERTIBLE SECURITIES
Convertible securities are fixed income or equity securities that pay interest or dividends and that may be exchanged on certain terms into common stock of the same corporation.

Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. There is the risk that the issuer of the security will not be able to make principal and/or interest payments as well as the risk that the holder of the security may not take advantage of the convertible features in the appropriate time frame.

CORPORATE DEBT SECURITIES
Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans made to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

DEBENTURES
Debentures are bonds or promissory notes that are secured by the general credit of the issuer, but not secured by specific assets of the issuer. There is the risk that the issuer of the security will not be able to make principal and/or interest payments.

DEFENSIVE STRATEGY
There may be times when a Fund takes temporary positions that may not achieve its investment objective or follow its principal investment strategies for defensive reasons. This includes investing all or a portion of its total assets in cash or cash equivalents, such as money market securities and repurchase agreements. Although a Fund would do this in seeking to avoid losses, following a defensive strategy could reduce the benefit from any market upswings.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. A Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

DERIVATIVES
The Funds may engage in derivatives primarily for hedging purposes, to maintain liquidity or in anticipation of changes in portfolio composition. Derivatives have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts, swaps and related products.

Hedging involves using derivatives to offset a potential loss in one position by establishing an interest in an opposite position. Any loss generated by the derivative should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. A Fund may realize a loss if interest rates, security prices or indices move in the opposite direction than the portfolio manager anticipates.

Funds subadvised by TCH may use derivatives for hedging purposes and to seek total return. Derivatives used by the TCH Funds consist primarily of futures contracts, interest rate swaps and credit default swaps. Derivatives will be used to hedge interest rate risk and credit risk. Derivatives may also be used to seek exposure to asset classes in which the Funds are authorized to invest. For example, derivatives may provide exposure to specific credits that are not available in the cash markets, or may provide more efficient access to such credits. Derivatives will not be used to seek exposure to asset classes that the TCH Funds may not invest in directly and will not be used for leverage purposes. The net notional (or market exposure) of derivatives instruments will not exceed the net assets of the Fund.

Aston/TAMRO All Cap Fund may invest in options on securities and securities indices for hedging purposes or to seek capital appreciation. For example, the portfolio manager may purchase call options on securities he believes possess appreciation potential. Conversely, the portfolio manager may sell covered call options on securities held in the portfolio.

EQUITY SECURITIES
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value may increase with the value of the issuer's business. Types of equity securities include common stocks, preferred stocks, warrants and rights, convertible securities and other securities that represent underlying local shares, such as depositary receipts.

FIXED INCOME SECURITIES
Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. The

Equity Funds may invest in fixed income securities to offset the volatility of the stock market. Fixed income securities provide a stable flow of income for a Fund.

FOREIGN SECURITIES
Foreign securities are securities issued by corporations, governments and other issuers located outside the United States. Foreign securities are subject to additional risks.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

OTHER INVESTMENT COMPANIES
The Funds may invest in securities of other investment companies, including exchange-traded funds ("ETFs") and closed-end funds. An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in other investment companies typically reflect the risk of the types of securities in which the funds invest. Invest-ments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company's fees and expenses as well as their share of the Fund's fees and expenses.

PREFERRED STOCKS
Preferred stocks are stocks that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets, but are subordinate to the claims of all creditors.

PUBLICLY TRADED PARTNERSHIPS
A Fund may invest in equity securities of publicly traded partnerships ("PTPs") that are taxed as partnerships for federal income tax purposes. These include master limited partnerships ("MLPs") and certain other partnerships that meet conditions contained in the Internal Revenue Code of 1986, as amended (the "Code"). In order to be treated as a partnership for federal income tax purposes, a PTP must generally derive a substantial amount of its income and gains from certain sources, including from the exploration, development, mining or production, processing, refining, transportation or marketing of minerals or natural resources. Other PTPs may be treated as partnerships for federal income tax purposes if certain other limited exceptions under the Code apply. PTPs are typically organized as either limited partnerships or limited liability companies and are listed and traded on a U.S. securities exchange.

REITS
Real Estate Investment Trusts ("REITs") are generally publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other commercial spaces. REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. "Equity" REITs invest primarily in real estate that produces income from rentals. "Mortgage" REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. REITs issue stocks and most REIT stocks trade on the major stock exchanges or over-the-counter.

REPURCHASE AGREEMENTS
Repurchase agreements, or repos, are transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, a Fund may incur a loss if the value of the security should decline, as well as any disposition costs in liquidating the security.

ROYALTY INCOME TRUSTS
Royalty income trusts can be organized in a variety of ways in the U.S., Canada and other countries. Beneficial units in royalty and income trusts generally represent a profits interest in the production of oil or other minerals.

RULE 144A SECURITIES
Rule 144A securities are restricted securities that can be sold to qualified institutional buyers under the Securities Act of 1933, as amended. Investing in Rule 144A securities may increase the illiquidity of a Fund's investments in the event that an adequate trading market does not exist for these securities. To the extent there is an adequate trading market for lower-rated securities,

Rule 144A securities generally are not subject to an increase in illiquidity.

U.S. GOVERNMENT SECURITIES
These are fixed income obligations of the U.S. government and its various agencies. U.S. government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government's full faith and credit backing on principal or interest payments. Some securities are backed by the issuer's right to borrow from the U.S. Treasury and some, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy. This guarantee, however, does not extend to the market prices for such securities which can fluctuate.

FUND                            ADRS        ASSET       BELOW    CMO'S COMMERCIAL CONVERTIBLE CORPORATE  DEBENTURES  DEFENSIVE
                               /EDRS/         -       INVESTMENT         PAPER    SECURITIES     DEBT                STRATEGY
                                GDRS      MORTGAGE      GRADE             AND                 SECURITIES
                                           BACKED       (HIGH          SECURITIES
                                         SECURITIES     YIELD)             OF
                                                      SECURITIES         OTHER
                                                                       INVESTMENT
                                                                       COMPANIES

Aston/Montag & Caldwell
 Growth......................     X                                        X          XP          X          X           X
Aston/ABN AMRO Growth             X                                        X          XP          X          X           X
Aston/Veredus Select Growth       X                                        X           X                     X           X
Aston/Optimum Large Cap
 Opportunity                      X                                        X           X                                 X
Aston Value                       X                                        X           X                                 X
Aston/TAMRO All Cap               X                                        X           X                                 X
Aston/River Road Dynamic
 Equity Income                    X                                        X          XP                                 X
Aston/Optimum Mid Cap             X                                        X          XP          X          X           X
Aston/River Road Small-Mid
 Cap                              X                                        X           X                                 X
Aston/Veredus Aggressive
 Growth                           X                                        X           X                     X           X
Aston/TAMRO Small Cap             X                       X                X           X                                 X
Aston/River Road Small Cap
 Value                            X                                        X           X                                 X
Aston/ABN AMRO Real Estate        X                                        X                                             X
Aston/Veredus SciTech             X                                        X           X                     X           X
Aston/ABN AMRO Global Real
 Estate                           X                                        X                                             X
Aston/Montag & Caldwell
 Balanced                         X          XP                   X        X          XP          XP         X           X
Aston Balanced                    X          XP           X       X        X          XP          XP         XP          X
Aston/TCH Fixed Income Fund                  XP           X       X        X           X          XP         XP          X
Aston/TCH Investment Grade
 Bond                                        XP                   X        X           X          XP         X           X
Aston/McDonnell Municipal
 Bond                                                                      X                                             X
Aston/ABN AMRO Investor Money
 Market                                                                    XP

FUND                             DEMAND    DERIVATIVES   EQUITY     FIXED     FOREIGN   PREFERRED    PUBLICLY      REIT
                               INSTRUMENTS   (E.G.,    SECURITIES   INCOME   SECURITIES   STOCKS      TRADED
                                            OPTIONS,              SECURITIES                       PARTNERSHIPS
                                            FORWARDS,
                                            FUTURES,
                                             SWAPS)

Aston/Montag & Caldwell
 Growth......................                  X           XP         X          X          X
Aston/ABN AMRO Growth                          X           XP         X          X          X
Aston/Veredus Select Growth                    X           XP                    X          X
Aston/Optimum Large Cap
 Opportunity                                   X           XP                    X                      X           X
Aston Value                                    X           XP                    X          X                       X
Aston/TAMRO All Cap                            X           XP                    X          X
Aston/River Road Dynamic
 Equity Income                                 X           XP         X          X          X           X           XP
Aston/Optimum Mid Cap                          X           XP         X          X          XP
Aston/River Road Small-Mid
 Cap                                           X           XP                    X          X                       X
Aston/Veredus Aggressive
 Growth                                        X           XP                    X          X
Aston/TAMRO Small Cap                          X           XP                    X          X                       X
Aston/River Road Small Cap
 Value                                         X           XP                    X          X                       X
Aston/ABN AMRO Real Estate                     X           XP                   XP                                  XP
Aston/Veredus SciTech                          X           XP                    X          X
Aston/ABN AMRO Global Real
 Estate                                        X           XP                   XP          X           X           XP
Aston/Montag & Caldwell
 Balanced                                      X           XP         XP         X          X
Aston Balanced                                 X           XP         XP         X          X
Aston/TCH Fixed Income Fund                    X                      XP         X
Aston/TCH Investment Grade
 Bond                              X           X                      XP         X
Aston/McDonnell Municipal
 Bond                                          X                      XP
Aston/ABN AMRO Investor Money
 Market                                        X                      XP         X

FUND                           REPURCHASE  ROYALTY      RULE    U.S. GOVERNMENT
                               AGREEMENTS    AND        144A      SECURITIES
                                            INCOME   SECURITIES
                                            TRUSTS

Aston/Montag & Caldwell
 Growth......................      X                     X           X
Aston/ABN AMRO Growth              X                     X           X
Aston/Veredus Select Growth        X                     X           X
Aston/Optimum Large Cap
 Opportunity                       X                     X           X
Aston Value                        X                     X           X
Aston/TAMRO All Cap                X                     X           X
Aston/River Road Dynamic
 Equity Income                     X          X          X           X
Aston/Optimum Mid Cap              X                     X           X
Aston/River Road Small-Mid
 Cap                               X                     X           X
Aston/Veredus Aggressive
 Growth                            X                     X           X
Aston/TAMRO Small Cap              X                     X           X
Aston/River Road Small Cap
 Value                             X                     X           X
Aston/ABN AMRO Real Estate         X                     X           X
Aston/Veredus SciTech              X                     X           X
Aston/ABN AMRO Global Real
 Estate                            X          X          X           X
Aston/Montag & Caldwell
 Balanced                          X                     X           XP
Aston Balanced                     X                     X           XP
Aston/TCH Fixed Income Fund        X                     X           XP
Aston/TCH Investment Grade
 Bond                              X                     X           XP
Aston/McDonnell Municipal
 Bond                              X                     X           X
Aston/ABN AMRO Investor Money
 Market                            XP                    XP          XP

X = Investment strategy applicable to a Fund.

P = Components of a Fund's principal investment strategy.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the SAI and on our Web site at www.astonfunds.com.

Investment Terms

The following is a list of terms with definitions that you may find helpful as you read this prospectus.

BANK DEPOSITS. Cash, checks or drafts deposited in a financial institution for credit to a customer's account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days' notice before withdrawal.

BOTTOM-UP INVESTING. An investing approach in which securities are researched and chosen individually with less consideration given to economic or market cycles.

CONVEXITY. Convexity is a measure of how the duration of a bond changes as interest rates change. The greater the convexity of a bond, the greater the exposure of interest rate risk to the portfolio.

CORPORATE BONDS. Fixed income securities issued by corporations.

DIVERSIFICATION. The practice of investing in a broad range of securities to reduce risk.

DURATION. A calculation of the average life of a bond (or portfolio of bonds) that is a useful measure of the bond's price sensitivity to interest rate changes. The higher the duration number, the greater the risk and reward potential of the bond.

EXPENSE RATIO. A fund's cost of doing business, expressed as a percentage of its net assets and disclosed in a prospectus.

GLOBAL PROPERTY RESEARCH (GPR) 250 NET INDEX. An Index containing approximately 250 of the most liquid property companies in the world as measured by the highest twelve-month trading volume in U.S. dollars.

GROWTH AT A REASONABLE PRICE (GARP). GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company's earning growth rate.

GROWTH STYLE INVESTING. An investing approach that involves buying stocks of companies that are generally industry leaders with above-average, sustainable growth rates. Typically, growth stocks are the stocks of the fastest growing companies in the most rapidly growing sectors of the economy. Growth stock valuation levels (e.g., price-to-earnings ratio) will generally be higher than value stocks.

IMONEYNET FIRST TIER RETAIL AVERAGE. An average consisting of non-government funds that hold commercial paper considered to be of the highest credit quality by at least one nationally recognized statistical rating organization.

INVESTMENT OBJECTIVE. The goal that an investor and a mutual fund seek together. Examples include current income, total return, long-term capital growth, etc.

ISSUER. The company, municipality or government agency that issues a security, such as a stock, bond or money market security.

LARGE-CAP STOCKS. Stocks issued by large companies. Unless otherwise defined by a portfolio manager, subadviser or the adviser, a large-cap company is defined as one with a market capitalization of $5 billion or more. Typically, large-cap companies are established, well-known companies; some may be multinationals.

LEHMAN BROTHERS 3-15 YEAR MUNICIPAL BOND INDEX. An unmanaged index that tracks the returns of tax-exempt municipal bonds with maturities between 3 and 15 years.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX. An unmanaged index representing more than 5,000 taxable government, investment-grade corporate and mortgage-backed securities.

LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT BOND INDEX. An unmanaged index that includes U.S. Government and investment-grade corporate securities with at least one year to maturity.

LEHMAN BROTHERS INTERMEDIATE U.S. AGGREGATE BOND INDEX. An unmanaged index generally representative of investment-grade debt issues with maturities between three and ten years.

LEHMAN BROTHERS MUNICIPAL FIVE-YEAR GENERAL OBLIGATIONS BOND INDEX. An unmanaged index that tracks the returns of investment-grade tax-exempt general obligations.

LIMITED PARTNERSHIPS. A business organization with one or more general partners who manage the business and are personally liable for the partnership's debts, and one or more limited partners who are liable only to the extent of their investment in the partnership.

MANAGEMENT FEE. The amount that a mutual fund pays to the investment adviser for its services.

MARKET CAPITALIZATION. Value of a corporation or other entity as determined by the market price of its securities.

MID-CAP STOCKS. Stocks issued by mid-sized companies. Unless otherwise defined by a portfolio manager, subadviser or the adviser, a mid-cap company is defined as one with a market capitalization between $1.5 billion and $5 billion, which is similar to the range of the Standard & Poor's MidCap 400 Index (S&P 400).

MONEY MARKET SECURITIES. Short-term fixed income securities of federal and local governments, banks and corporations.

MSCI EAFE AND EMERGING MARKETS INDEX. The Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East and Emerging Markets Index, is designed to measure market performance in the global developed and emerging markets excluding the U.S. and Canada.

MSCI US REIT INDEX. An unmanaged index that tracks the returns of REITs.

MSCI WORLD INDEX. A free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

MULTI-CAP STRATEGY A multi-cap strategy invests in the equity securities of issuers of any market capitalization, and generally will hold securities of issuers representing a range of sizes.

MUNICIPAL SECURITIES. Fixed income obligations of state and local governments. Investments in municipal securities may support special construction projects, such as roads or hospitals, in the municipality that issues them. Interest from municipal bonds is usually exempt from regular federal income tax and from state income tax only in the state of issue. Some municipal securities are insured and guarantee the timely payment of interest and repayment of principal.

MUTUAL FUND. An investment company that stands ready to buy back its shares at their current net asset value. Most mutual funds continuously offer new shares to investors.

NET ASSET VALUE (NAV). The per share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once a day.

NYSE ARCA TECH 100 INDEX. An unmanaged price-weighted, broad-based index, comprised of no more than 100 listed and over-the-counter stocks representing the technology sector.

RISK/REWARD TRADE-OFF. The principle that an investment must offer higher potential returns as compensation for the likelihood of increased volatility.

RUSSELL 1000 GROWTH INDEX. An unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000 VALUE INDEX. An unmanaged index comprised of securities in the Russell 1000 Index. Companies in this index tend to exhibit lower price-to-book ratios and lower cost-to-growth values.

RUSSELL 2000 INDEX. An unmanaged index that contains the 2,000 smallest common stocks in the Russell 3000 Index (which contains the 3,000 largest stocks in the U.S. based on total market capitalization).

RUSSELL 2000 GROWTH INDEX. An unmanaged index comprised of securities in the Russell 2000 Index with a greater than average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios.

RUSSELL 2000 VALUE INDEX. An unmanaged index comprised of securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500 VALUE INDEX. An unmanaged index comprised of the 2500 smallest companies (measured by market capitalization) in the Russell 3000 Index. The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth.

RUSSELL 3000 INDEX. An unmanaged index that contains the 3,000 largest U.S. companies based on total market capitalization.

RUSSELL 3000 VALUE INDEX. An Index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

SMALL-CAP STOCKS. Stocks issued by smaller companies. Unless otherwise defined by a portfolio manager, subadviser or the adviser, a small-cap company is defined as one with a market capitalization of less than $1.5 billion, which approximates the size of the largest company in the Russell 2000 Index.

STANDARD & POOR'S (S&P) 500 INDEX. An unmanaged index of 500 widely traded industrial, transportation, financial and public utility stocks.

S&P 500/CITIGROUP VALUE INDEX. An unmanaged capitalization weighted index made up of companies with lower book-to-price ratios.

S&P 400 MID-CAP INDEX. An unmanaged market value weighted index that consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

TOP-DOWN INVESTING. An investing approach in which securities are chosen by looking at the industry or sector level based on market trends and/or economic forecasts.

TOTAL RETURN. A measure of a fund's performance that encompasses all elements of return: dividends, capital gains distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming investment of dividends and capital gains distributions, expressed as a percentage of the initial investment.

12B-1 FEE. A mutual fund fee, named for the Securities and Exchange Commission ("SEC") rule that permits it, used to pay for distribution costs, such as advertising and commissions paid to dealers. If a fund has a 12b-1 fee, it is found in the fee table of its prospectus. (See "Distribution Plan 12b-1 Fees" in the "Shareholder Information" Section.)

VALUE STYLE INVESTING. An investing approach that involves buying stocks that are out of favor and/or undervalued compared to their peers. Generally, value stock valuation levels are lower than growth stock valuation levels.

VARIABLE RATE SECURITIES. Securities that have interest rates that may be adjusted periodically to reflect changes in interest rates. Interest rate adjustments can either raise or lower the income generated by the securities.

YANKEE BONDS. Dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

YIELD. A measure of net income (dividends and interest) earned by the securities in a fund's portfolio, less a fund's expenses, during a specified period. A fund's yield is expressed as a percentage of the maximum offering price per share on a specified day.

ZERO-COUPON BONDS. Debt securities that do not pay interest at regular intervals and are issued at a discount from face value. The discount approximates the total amount of interest the bond will accrue from the date of issuance to maturity.

Management of the Funds

THE INVESTMENT ADVISERS

ASTON ASSET MANAGEMENT LLC
Aston Asset Management LLC, 120 N. LaSalle Street, 25th Floor, Chicago, IL 60602, is the investment adviser to the Funds with the exception of Aston/ABN AMRO Investor Money Market Fund. Aston, a majority owned subsidiary of Highbury Financial Inc., was formed for the purpose of acquiring the mutual fund and separately managed account business of ABN AMRO Asset Management, Inc. and its affiliates ("ABN AMRO"). More information on Highbury Financial Inc. is available in the SAI. Aston was formed in April 2006 and as of December 31, 2007, Aston had approximately $5.1 billion in assets under management.

Aston provides investment advisory, mutual fund administration and distribution-related services to the Aston Funds. Aston manages each Fund by selecting one or more other investment managers to manage the Fund's portfolio on a sub-advisory basis. Aston is responsible for identifying and selecting the Fund's investment managers, monitoring the performance of such managers, and terminating managers.

Aston and the Aston Funds have received from the SEC an exemptive order that allows Aston to allocate and reallocate the assets of the Fund between and among any subadvisers so selected pursuant to a "manager of managers" structure. Under this structure, Aston has the authority to retain and terminate subadvisers, engage new subadvisers and make material revisions to the terms of the subadvisory agreements subject to the approval of the Board of Trustees, but not shareholder approval.

ABN AMRO ASSET MANAGEMENT INC.
ABN AMRO Asset Management, Inc., 135 S. LaSalle Street, Suite 2300, Chicago, Illinois 60603, is the investment adviser to Aston/ABN AMRO Investor Money Market Fund. As of December 31, 2007, AAAM has approximately $17.2 billion of assets under management consisting of primarily institutional accounts, including insurance, pension and profit-sharing trusts.

GENERAL
As the investment adviser to the Funds, each investment adviser is paid an annual management fee based on the average daily net assets of a Fund. Out of its fee, Aston pays the subadviser(s) of each Fund. The table, later in this "Management of the Funds" Section, shows the management fees paid by each Fund to its adviser for the most recent fiscal year. The investment advisory agreement with each adviser may be terminated at any time by the Fund or the adviser upon 60 days' written notice to the other party. A Fund may effect termination by an action of the Board of Trustees or by a vote of a majority of the Fund's outstanding voting securities.

A discussion regarding the Board's basis for approving the investment advisory agreements for each Fund other than the Aston/Optimum Large Cap Opportunity Fund, Aston/River Road Small-Mid Cap Fund, Aston/ABN AMRO Global Real Estate Fund, and Aston/ABN AMRO Investor Money Market Fund is available in the shareholder report dated October 31, 2006. The discussion for the Aston/Optimum Large Cap Opportunity Fund and the Aston/River Road Small-Mid Cap Fund is currently available in the shareholder report dated April 30, 2007. The discussion for the investment advisory agreement for the Aston/ABN AMRO Global Real Estate Fund and the interim investment advisory agreement for the Aston/ABN AMRO Investor Money Market Fund is available in the shareholders report dated October 31, 2007.

A discussion regarding the Board's basis for approving the investment subadvisory agreements for each Fund other than the Aston/Optimum Large Cap Opportunity Fund, Aston Value Fund, Aston/Optimum Mid Cap Fund, Aston/TCH Fixed Income Fund, Aston/TCH Investment Grade Bond Fund and Aston/McDonnell Municipal Bond Fund is available in the shareholder report dated October 31, 2007. The discussion for the Aston/Optimum Large Cap Opportunity Fund and Aston Value Fund is available in the shareholder report dated April 30, 2007. The discussion for the Aston/TCH Fixed Income Fund, Aston/TCH Investment Grade Bond Fund and Aston/McDonnell Municipal Bond Fund is available in the shareholder report dated October 31, 2007.

MATTERS RELATING TO ABN AMRO HOLDINGS N.V.
AAAM, Montag & Caldwell, Inc., River Road Asset Management LLC and Veredus Asset Management LLC (the "Subsidiaries") are each indirect subsidiaries of ABN AMRO Holdings N.V. ("Parent"). On October 10, 2007, a consortium comprised of The Royal Bank of Scotland Group plc, Banco Santander Central Hispano and Fortis N.V. announced the successful completion of a tender offer for substantially all of the shares of Parent (the "Tender Offer"). The Tender Offer, which settled on October 17, 2007, was deemed to have caused an "assignment" and automatic termination of the Investment Advisory Agreement with respect to Aston/ABN AMRO Investor Money Market Fund and the Sub-Investment Advisory Agreements on behalf of certain funds with the respective Subsidiaries. The consortium has announced its intent to transfer the asset management business of Parent to Fortis N.V., subject to the completion of due diligence and regulatory approvals. The transfer to Fortis is scheduled to take place on or about March 31, 2008. There is no assurance that the transfer will be consummated as contemplated.

On October 16, 2007, the Board of Trustees of Aston Funds voted to approve an Interim Investment Advisory Agreement with AAAM for Aston/ABN AMRO Investor Money Market Fund and new Sub-Investment Advisory Agreements with the respective Subsidiaries currently acting as subadviser to certain Aston Funds (the "Affected Funds") effective following automatic termination of the current agreement. The terms of the interim and new agreements are substantially the same as the previous agreement except for term and termination provisions. Shareholders of Aston/ABN AMRO Investor Money Market Fund received additional information by proxy statement and shareholders of the Affected Funds received an information statement in accordance with the terms of the manager-of-managers exemptive order applicable to those funds.

A discussion regarding the Board's basis for approving the above-discussed agreements is available in the respective Fund's shareholder report dated October 31, 2007.

THE SUBADVISERS

The accompanying information highlights each Fund's subadviser and its portfolio manager(s). Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds is available in the SAI.

ASTON/MONTAG & CALDWELL GROWTH FUND
ASTON/MONTAG & CALDWELL BALANCED FUND
ASTON BALANCED FUND (EQUITY PORTION)
ASTON/ABN AMRO GROWTH FUND
Montag & Caldwell, Inc. ("Montag & Caldwell"), 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326, was founded in 1945 and is a wholly-owned subsidiary of ABN AMRO Asset Management Holdings, Inc. ("Holding Co.") and an indirect subsidiary of Parent. As described under "Matters Relating to Acquisition of ABN AMRO Holdings N.V." above upon completion of the acquisition of Parent, Montag & Caldwell is expected to be an indirect wholly-owned subsidiary of Fortis Investments. As of December 31, 2007, Montag & Caldwell managed approximately $17.3 billion in assets in institutional accounts and mutual funds.

ASTON/ABN AMRO REAL ESTATE FUND
ASTON/ABN AMRO GLOBAL REAL ESTATE FUND
AAAM serves as the Subadviser to the above Funds and is an indirect subsidiary of Parent. As described under "Matters Relating to Acquisition of ABN AMRO Holdings N.V." above, upon completion of the acquisition of Parent, AAAM is expected to be an indirect wholly owned subsidiary of Fortis Investments.

In rendering investment advisory services to the Aston/ABN AMRO Global Real Estate Fund, AAAM uses the resources of other wholly-owned subsidiaries of Parent located outside the U.S., which are not registered U.S. advisers, in connection with managing the Fund. Such services are provided subject to the terms of a no-action letter granted by the SEC in 1997 governing the use of "Participating Affiliates." Non-U.S. affiliates and their associated persons who provide services to U.S. clients are subject to the supervision of AAAM and other conditions of the no-action letter.

ASTON/VEREDUS SELECT GROWTH FUND
ASTON/VEREDUS AGGRESSIVE GROWTH FUND
ASTON/VEREDUS SCITECH FUND
Veredus Asset Management LLC ("Veredus"), 6060 Dutchmans Lane, Louisville, Kentucky 40205, was founded in 1998 and is partially owned by Holding Co. and is an indirect subsidiary of Parent. As described under "Matters Relating to Acquisition of ABN AMRO Holdings N.V." above, upon completion of the acquisition of Parent, Veredus is expected to be an indirect wholly-owned subsidiary of Fortis Investments. As of December 31, 2007, Veredus managed approximately $1.4 billion in assets.

ASTON/TAMRO ALL CAP FUND
ASTON/TAMRO SMALL CAP FUND
TAMRO Capital Partners, LLC ("TAMRO") is located at 1660 Duke Street, Alexandria, Virginia 22314, and was founded in 2000. As of December 31, 2007, TAMRO managed approximately $757 million in assets.

ASTON/RIVER ROAD DYNAMIC EQUITY INCOME FUND
ASTON/RIVER ROAD SMALL CAP VALUE FUND
ASTON/RIVER ROAD SMALL-MID CAP FUND
River Road Asset Management, LLC ("River Road"), Meidinger Tower, Suite 1600, 462 South Fourth Street, Louisville, Kentucky 40202, was founded in 2005 and is partially owned by Holding Co. and is an indirect subsidiary of Parent. As described under "Matters Relating to Acquisition of ABN AMRO Holdings N.V." above, upon completion of the acquisition of Parent, River Road is expected to be an indirect wholly-owned subsidiary of Fortis Investments. As of December 31, 2007, River Road managed approximately $2.7 billion in assets.

ASTON/OPTIMUM LARGE CAP OPPORTUNITY FUND
ASTON/OPTIMUM MID CAP FUND
Optimum Investment Advisors, LLC ("Optimum") is located at 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606. As of December 31, 2007, Optimum managed more than $2.1 billion in assets for investment companies, institutional and high net-worth clients.

ASTON VALUE FUND
MFS Institutional Advisors Inc. ("MFSI"), 500 Boylston Street, Boston, Massachusetts 02116, is a wholly-owned subsidiary of Massachusetts Financial Services Company ("MFS"). MFS, a Delaware corporation, is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., 500 Boylston Street, Boston Massachusetts 02116, which is in turn a wholly-owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc. is a wholly-owned subsidiary of Sun Life Financial Corp., 150 King Street West, 14th Floor, Toronto, Canada M5H IJ9, which in turn is a wholly-owned subsidiary of Sun Life Financial at the same address. As of December 31, 2007, MFSI managed approximately $45.3 billion in assets.

ASTON BALANCED FUND (FIXED INCOME PORTION)
ASTON/TCH INVESTMENT GRADE BOND FUND
ASTON/TCH FIXED INCOME FUND
Taplin, Canida & Habacht Inc. ("Taplin"), 1001 Brickell Bay Drive, Suite 2100 Miami, Florida 33131, was founded in 1985 and as of December 31, 2007 had approximately $8.3 billion in assets under management. Taplin provides investment management services to investment companies, high net worth individuals and institutional accounts.

ASTON/MCDONNELL MUNICIPAL BOND FUND
McDonnell Investment Management, LLC ("McDonnell"), 1515 West 22nd Street, 11th Floor, Oakbrook, Illinois 60523, founded in 1987, provides investment management services to institutional investors as well as mutual funds. As of December 31, 2007, McDonnell had approximately $12.5 billion in assets under management.

FUND NAME                                PORTFOLIO MANAGER(S)  INVESTMENT EXPERIENCE
ASTON/MONTAG & CALDWELL GROWTH FUND
ASTON/MONTAG & CALDWELL BALANCED FUND
                                Ronald E. Canakaris, CIC, CFA  Portfolio Manager since the Funds' inceptions in 1994;
                                                               President, Chief Executive Officer and Chief Investment
                                                               Officer of Montag & Caldwell. He has been with the firm
                                                               since 1972 and is responsible for developing the firm's
                                                               investment process. He has a BS and BA from the University of Florida.

ASTON/ABN AMRO GROWTH FUND
ASTON BALANCED FUND (EQUITY PORTION)
                                 Ronald E. Canakaris, CIC CFA  Portfolio Manager of the Funds since January 2008. Please see above.

ASTON/ABN AMRO REAL ESTATE FUND
                                        Nancy J. Holland, CPA  Co-Portfolio Manager since the Fund's inception; Senior
                                                               Managing Director of AAAM. Ms. Holland has been associated with AAAM and its predecessor since January 1997. Prior to joining AAAM. Ms. Holland was a real estate analyst with
                                                               Edward Jones from January 1995 -- December 1996. Ms.
                                                               Holland holds a BS in Accounting from Saint Louis
                                                               University.

                                               Joseph Pavnica  Co-Portfolio Manager since October 2005. Mr. Pavnica joined the property team of AAAM in March 2001 and was
                                                               employed by its predecessor firm from 1997-2001. During
                                                               his tenure, Mr. Pavnica has been responsible for analyzing and providing investment recommendations for various
                                                               property sectors including: retail, multi-family, hotels,
                                                               industrial, and self-storage. Mr. Pavnica received his BS
                                                               in Accounting from St. Joseph's College and his MBA from
                                                               Indiana University Northwest.

ASTON/ABN AMRO GLOBAL REAL ESTATE FUND
                                        Nancy J. Holland, CPA  Co-Portfolio Manager since the Fund's inception. Please see above.

                                               Joseph Pavnica  Co-Portfolio Manager since the Fund's inception. Please see above.

                                             Menno Sloterdijk  Co-Portfolio Manager since the Fund's inception. Mr.
                                                               Sloterdijk joined AAAM in March 2001 and is currently the
                                                               Head of European Property. Mr. Sloterdijk holds a Master's degree in Social Geography from the University of
                                                               Groningen.

                                                Matthew Hoult  Co-Portfolio Manager since the Fund's inception. Mr. Hoult joined AAAM in March 2004 as an Australian Equity Analyst.
                                                               Prior to this experience, he worked for Jenkins Investment
                                                               Management for three years as a senior analyst covering
                                                               the LPT, infrastructure and utility, telecommunications,
                                                               and technology stocks. Mr. Hoult held various contract
                                                               positions during the period between his role at Jenkins
                                                               and AAAM. Mr. Hoult has a bachelor of business from the
                                                               University of Technology -- Sydney and has completed the
                                                               Securities Institute of Australia Graduate Diploma in
                                                               Applied Finance and Investment.

FUND NAME                                PORTFOLIO MANAGER(S)  INVESTMENT EXPERIENCE

ASTON/ABN AMRO INVESTOR MONEY MARKET FUND
                                        William Anderson, CFA  Portfolio Manager of the Fund since April 2005 and has been with AAAM since June 2004. Previously, Mr. Anderson
                                                               served as Vice President of Global Short Term Investments
                                                               at Aon Advisors, where he managed and directed money
                                                               market and short-term fiduciary fund investments. Prior to that, he was director of Investment Research at Aon
                                                               Capital Markets. Mr. Anderson earned his BA from Dartmouth
                                                               College and his Master of Management in Finance,
                                                               Accounting and Strategy from Northwestern University.

ASTON/VEREDUS AGGRESSIVE GROWTH FUND
                                             B. Anthony Weber  Portfolio Manager since the Fund's inception in 1998;
                                                               President and Chief Investment Officer of Veredus. He is
                                                               responsible for the day-to-day management of the Fund. Mr.
                                                               Weber was President and Senior Portfolio Manager of SMC
                                                               Capital, Inc. from 1993-1998. He has 24 years of
                                                               investment management experience. He received a BA from
                                                               Centre College of Kentucky.

                                 Charles P. McCurdy, Jr., CFA  Portfolio Manager of the Fund since February 2000;
                                                               Executive Vice President of Veredus since 1998. Formerly
                                                               Director of Research at SMC Capital, Inc. from 1994-1998.
                                                               Prior employment also includes Stock Yards Bank and Trust
                                                               and Citizens Fidelity Capital Management. He received his
                                                               BS from the University of Louisville in 1984.

ASTON/VEREDUS SCITECH FUND
                                 Charles P. McCurdy, Jr., CFA  Portfolio Manager of the Fund since September 21, 2002.
                                                               Please see above.

                                  Charles F. Mercer, Jr., CFA  Portfolio Manager of the Fund since September 2001; Vice
                                                               President and Director of Research of Veredus since June
                                                               1998. Prior experience includes: research analyst at SMC
                                                               Capital Inc. from 1996 to 1998. Mr. Mercer has a BA from
                                                               Vanderbilt University.

ASTON/VEREDUS SELECT GROWTH FUND
                                             B. Anthony Weber  Portfolio Manager of the Fund since September 21, 2002.
                                                               Please see above.

                                 Charles P. McCurdy, Jr., CFA  Portfolio Manager of the Fund since September 21, 2002.
                                                               Please see above.

                                  Charles F. Mercer, Jr., CFA  Portfolio Manager of the Fund since the Fund's inception in December 2001. Please see above.

ASTON/TAMRO ALL CAP FUND
ASTON/TAMRO SMALL CAP FUND
                                         Philip D. Tasho, CFA  Portfolio Manager since the Funds' inception in November
                                                               2000; President and Chief Investment Officer of TAMRO. He
                                                               is responsible for the day-to-day management of the Funds.
                                                               Most recently, Mr. Tasho served as Chief Executive Officer and Chief Investment Officer of Riggs Investment
                                                               Management Corp. (RIMCO), from 1995 to 2000. He began his
                                                               investment management career in 1980. He received his MBA
                                                               from George Washington University.

FUND NAME                                PORTFOLIO MANAGER(S)  INVESTMENT EXPERIENCE

ASTON/RIVER ROAD DYNAMIC EQUITY INCOME FUND
                                      James C. Shircliff, CFA  Portfolio Manager since the Fund's inception and CEO and
                                                               Chief Investment Officer of River Road. Mr. Shircliff was
                                                               formerly employed as Portfolio Manager and Director of
                                                               Research for Commonwealth SMC (SMC Capital, Inc.) from
                                                               1998-2005. Additionally, Mr. Shircliff has served as
                                                               Special Situations Analyst and Fund Manager for
                                                               Oppenheimer Management and Partner and Director of
                                                               Research for Southeastern Asset Management. Mr. Shircliff
                                                               has more than 30 years of investment management
                                                               experience. He received his BS from the University of
                                                               Louisville and holds the Chartered Financial Analyst
                                                               designation

                                   Henry W. Sanders, III, CFA  Portfolio Manager since the Fund's inception and Executive
                                                               Vice President of River Road. Mr. Sanders was formerly
                                                               employed as Senior Vice President and Portfolio Manager
                                                               for Commonwealth SMC from 2002-2005. Additionally, Mr.
                                                               Sanders has served as President for Bridges Capital
                                                               Management and Vice President for PRIMCO Capital
                                                               Management. He received his BS from Bellarmine University, his MBA from Boston College and holds the Chartered
                                                               Financial Analyst designation.

                                        Thomas S. Forsha, CFA  Portfolio Manager of the Fund since June 2007 and Vice
                                                               President of River Road. Mr. Forsha was formerly employed
                                                               by AAAM from 1998-2005, where he served as Equity Analyst
                                                               and Portfolio Manager and was responsible for management
                                                               of the North America equity allocation of the firm's
                                                               Global High Income Equity Fund. He received his B.S. in
                                                               Finance from The Ohio State University's Fisher College of
                                                               Business and his M.B.A. from The University of Chicago's
                                                               Graduate School of Business in 2006. Mr. Forsha is a
                                                               member of the CFA Institute and the CFA Society of
                                                               Louisville.

ASTON/RIVER ROAD SMALL CAP VALUE FUND
ASTON/RIVER ROAD SMALL-MID CAP FUND
                                      James C. Shircliff, CFA  Portfolio Manager since each Fund's inception. Please see above.

                                               R. Andrew Beck  Portfolio Manager since each Fund's inception and
                                                               President of River Road. Mr. Beck was formerly employed as
                                                               Senior Vice President and Portfolio Manager for
                                                               Commonwealth SMC (SMC Capital, Inc.) from 1999-2005. Mr.
                                                               Beck received his BS from the University of Louisville and his MBA from Babson College.

                                        Henry W. Sanders, CFA  Portfolio Manager since each Fund's inception. Please see above.

ASTON/OPTIMUM LARGE CAP OPPORTUNITY FUND
                                               Andrew Goodwin  Co-Portfolio Manager since the Fund's inception. Chairman and Co-founder of Optimum. Prior to co-founding Optimum in
                                                               1989, Mr. Goodwin held positions at First Boston Corp. and
                                                               Smith Barney. Mr. Goodwin graduated from Princeton
                                                               University and received his MBA from Northwestern
                                                               University's Kellogg School of Management.

                                       Keith Pinsoneault, CFA  Co-Portfolio Manager since the Fund's inception. Mr.
                                                               Pinsoneault has been employed by Optimum since 1997 and
                                                               currently serves as the firm's President. Prior to Mr.
                                                               Pinsoneault's tenure with Optimum, he served in senior
                                                               executive capacities at several Wall Street brokerage
                                                               firms. Other experience includes: President of Sutro &
                                                               Company and a Senior Portfolio Manager at Harris, Bretall,
                                                               Sullivan and Smith in San Francisco. Mr. Pinsoneault
                                                               graduated from Marquette University and is an accredited
                                                               Chartered Financial Analyst.

FUND NAME                                PORTFOLIO MANAGER(S)  INVESTMENT EXPERIENCE

ASTON/OPTIMUM MID CAP FUND
                                            Thyra E. Zerhusen  Portfolio Manager of the Fund since May 1999; Ms. Zerhusen joined the investment team of Optimum in October 2003.
                                                               From April 1999 to September 2003 she was on the
                                                               investment team of Talon Asset Management and from 1993 to
                                                               1999 she was Senior Vice President and Principal at the
                                                               Burridge Group. She has a Diplom Ingenieur from the Swiss
                                                               Federal Institute of Technology and an MA in Economics
                                                               from the University of Illinois.

ASTON VALUE FUND
                                            Nevin P. Chitkara  Portfolio Manager of the Fund as of May 2006; Investment
                                                               Officer of MFSI. Mr. Chitkara joined MFSI in 1997 as an
                                                               Equity Research Analyst. He holds an MBA from the MIT
                                                               Sloan School of Management and a BS in Business
                                                               Administration from Boston University.

                                        Steven R. Gorham, CFA  Portfolio Manager of the Fund since January 2002;
                                                               Investment Officer of the Subadviser. Mr. Gorham joined
                                                               MFSI in 1989 and became an Equity Research Analyst in
                                                               1992. From 1995 and 2000, he worked as an international
                                                               analyst. Mr. Gorham's affiliations include CFA Institute
                                                               and Boston Security Analysts Society, Inc. He holds an MBA from Boston College and a BS from the University of New
                                                               Hampshire.

                                             Brooks A. Taylor  Portfolio Manager of the Fund since March 2008. Investment
                                                               Officer of the Subadviser. Mr. Taylor joined MFSI in 1996
                                                               as an Equity Research Analyst and was named portfolio
                                                               manager in 2000. He holds an MBA from the University of
                                                               Pennsylvania and a BA from Yale University.

                                        Jonathan W. Sage, CFA  Portfolio Manager of the Fund since March 2008. Investment
                                                               Officer of the Subadviser. Mr. Sage joined MFSI in 2000 as a Quantitative Equity Research Analyst and was named
                                                               portfolio manager in 2005. Mr. Sage's affiliations include
                                                               CFA Institute and Boston Security Analysts Society, Inc.
                                                               He holds a BA from Tufts University.

ASTON/TCH FIXED INCOME FUND
ASTON/TCH INVESTMENT GRADE BOND FUND
ASTON BALANCED FUND (FIXED INCOME PORTION)
                                     Tere Alvarez Canida, CFA  Co-Portfolio Manager of each Fund since December 1, 2006 and President and Managing Principal of Taplin. Ms. Canida
                                                               has over 28 years of investment experience. She previously served as Vice President and Senior Investment Officer of
                                                               Southeast Bank. She received her BS from Georgetown
                                                               University in 1975, and her MBA from The George Washington
                                                               University in 1976. She became a Chartered Financial
                                                               Analyst in 1983.

                                              Alan M. Habacht  Co-Portfolio Manager of each Fund since December 1, 2006 and Principal of Taplin. Mr. Habacht has over 37 years of
                                                               investment experience. Before joining Taplin, he served as
                                                               Senior Vice President and portfolio manger for INVESCO
                                                               Capital Management. He also served as a security analyst
                                                               for Weiss, Peck & Greer, Alliance Capital Management, and
                                                               Bache & Company. He received his BA in finance from Boston
                                                               University in 1968.

                                       William J. Canida, CFA  Co-Portfolio Manager of each Fund since December 1, 2006 and Principal of Taplin. Mr. Canida has over 30 years of
                                                               investment experience. Prior to joining Taplin, he served
                                                               as Vice President and Senior Investment Officer for Harris
                                                               Trust Company of Florida. He also was Vice President and
                                                               Treasurer of AmeriFirst Florida Trust Company and
                                                               Southeast Bank. Mr. Canida received his BA in 1973 and his
                                                               MBA in 1975, both from Indiana University. He has also
                                                               attended the National Graduate Trust School of
                                                               Northwestern University, and became a Chartered Financial
                                                               Analyst in 1982.

FUND NAME                                PORTFOLIO MANAGER(S)  INVESTMENT EXPERIENCE

ASTON/MCDONNELL MUNICIPAL BOND FUND
                                         Dawn Daggy-Mangerson  Portfolio Manager of the Fund since December 1, 2006; Vice
                                                               President and Senior Portfolio Manager of McDonnell. Ms.
                                                               Mangerson has eighteen years of investment management
                                                               experience and is responsible for executing tax-exempt and taxable investment strategies. Prior to joining the firm
                                                               in June of 2006, Ms. Mangerson served as Managing Director and Fixed Income Portfolio Manager at ABN AMRO Asset
                                                               Management and its predecessor firm since 2000. Ms.
                                                               Mangerson was responsible for actively managing both
                                                               taxable and tax-exempt bond portfolios for institutional,
                                                               mutual fund and private clients. Prior to her service at
                                                               ABN AMRO, Ms. Mangerson was a fund manager for INVESCO,
                                                               NationsBank and Stein Roe & Farnham. She received a BS
                                                               degree in Finance from DePaul University.

                                         Steve Wlodarski, CFA  Portfolio Manager of the Fund since December 1, 2006;
                                                               Managing Director of McDonnell since November of 2001. Mr.
                                                               Wlodarski has twenty-five years of investment industry
                                                               experience and is responsible for developing and executing tax-exempt investment strategies. Previously, Mr.
                                                               Wlodarski served as Vice President and Senior Municipal
                                                               Portfolio Manager of Van Kampen Management Inc. Prior to
                                                               joining Van Kampen, Mr. Wlodarski was employed in the
                                                               Investment Management Group at Continental Bank and as a
                                                               municipal trader in the Capital Markets Group of First
                                                               Chicago Corporation. Mr. Wlodarski completed his BA in
                                                               Economics at Lewis University, and has an MBA in Finance
                                                               from DePaul University. He holds the Chartered Financial
                                                               Analyst designation and is a member of the CFA Institute
                                                               and the CFA Society of Chicago.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio manager and the portfolio managers' ownership of securities in the Funds is available in the SAI.

                                                                                     MANAGEMENT FEE PAID FOR
                                                       MANAGEMENT FEE              FISCAL YEAR ENDED 10/31/07
FUND NAME                                      (as a percentage of net assets)   (as a percentage of net assets)
Aston/Montag & Caldwell Growth Fund(a)            First $800 million 0.80%
                                                   Over $800 million 0.60%                    0.68%
Aston/ABN AMRO Growth Fund(a)                               0.70%                             0.70%
Aston/Veredus Select Growth Fund(a)                         0.80%                             0.58%(c)
Aston/Optimum Large Cap Opportunity Fund                    0.80%                                --(c)
Aston Value Fund(b)                                         0.80%                             0.58%(c)
Aston/TAMRO All Cap Fund(a)                                 0.80%                             0.26%(c)
Aston/River Road Dynamic Equity Income
  Fund(a)                                                   0.70%                             0.47%(c)
Aston/Optimum Mid Cap Fund(b)                     0.80% for the first $100
                                                           million
                                               0.75% for the next $300 million                0.73%
                                                   0.70% over $400 million
Aston/River Road Small-Mid Cap Fund                         1.00%                                --(c)
Aston/Veredus Aggressive Growth Fund(a)                     1.00%                             1.00%
Aston/TAMRO Small Cap Fund(a)                               0.90%                             0.87%(c)
Aston/River Road Small Cap Value Fund(a)                    0.90%                             0.90%
Aston/ABN AMRO Real Estate Fund(a)                          1.00%                             0.91%(c)
Aston/Veredus SciTech Fund(a)                               1.00%                                --(c)
Aston/ABN AMRO Global Real Estate Fund                      1.00%                             0.15%(c)
Aston/Montag & Caldwell Balanced Fund(a)(c)                 0.75%                             0.39%
Aston Balanced Fund(b)                                      0.70%                             0.70%
Aston/TCH Fixed Income Fund(b)                              0.55%                             0.24%(c)
Aston/TCH Investment Grade Bond Fund(b)                     0.50%                                --(c)
Aston/McDonnell Municipal Bond Fund(b)                      0.60%                             0.09%(c)
Aston/ABN AMRO Investor Money Market Fund                   0.40%                             0.40%

(a)For the period from November 1, 2006 through November 30, 2006, the following ABN AMRO entities served as investment adviser, rather than subadviser, to each Fund bearing its name: AAAM, Montag & Caldwell, River Road, TAMRO and Veredus. Each entity became a subadviser to Aston as of November 30, 2006.

(b)For the period from November 1, 2006 through November 30, 2006, AAAM served as investment adviser to the Fund. Aston became the adviser as of November 30, 2006.

(c)Taking into account fee waivers then in effect.

RELATED PERFORMANCE

ASTON/ABN AMRO GLOBAL REAL ESTATE FUND
The performance figures shown below represent the total return for an offshore fund ("Offshore Fund") organized in the Netherlands and managed by ABN AMRO Netherlands, a division of ABN AMRO Bank and an affiliate of AAAM. As of December 31, 2007, the Offshore Fund had $1.3 billion in assets. The investment objectives, policies and strategies of Aston/ABN AMRO Global Real Estate Fund are substantially similar to those of the Offshore Fund. The portfolio managers for the Offshore Fund and Aston/ABN AMRO Global Real Estate Fund are the same.

                                  TOTAL RETURN

             Year End                  Offshore Fund    GPR 250(a)
-----------------------------------------------------------------------
2007                                       -20.20%         -17.36%
-----------------------------------------------------------------------
2006                                        50.55           48.86
-----------------------------------------------------------------------
2005                                        11.15           11.82
-----------------------------------------------------------------------
2004                                        39.70           39.83
-----------------------------------------------------------------------
2003                                        40.98           40.68
-----------------------------------------------------------------------
2002                                        10.63            8.75
-----------------------------------------------------------------------
2001                                        -1.78            2.05
-----------------------------------------------------------------------
2000                                        14.21           13.25
-----------------------------------------------------------------------
1999                                        -2.31           -1.82
-----------------------------------------------------------------------
1998                                        -1.87           -6.17
-----------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                                        Offshore Fund    GPR 250(a)
-----------------------------------------------------------------------
One Year                                   -20.20%         -17.36%
-----------------------------------------------------------------------
Three Year                                  10.12           11.22
-----------------------------------------------------------------------
Five Year                                   21.34           22.03
-----------------------------------------------------------------------
Ten Year                                    12.07           12.10
-----------------------------------------------------------------------
Since Inception                             11.96           11.31
-----------------------------------------------------------------------

(a)The GPR 250 reflects performance of the GPR 250 Adjusted Net Index, managed by Global Property Research. The Fund intends to use the GPR 250 Net Index, which differs primarily with respect to the weighting of the Asian markets. Numbers are net of unrecoverable dividend withholding tax and reflect the reinvestment of interest and other earnings. Performance figures for the index do not reflect deduction of transaction costs or expenses, including management fees.

The performance of the Offshore Fund does not represent the historical performance of the Aston/ABN AMRO Global Real Estate Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses including management fees, the size of positions taken in relation to account size, diversification of securities, timing of purchases and sales, and availability of cash for new investment. Performance is shown net of actual fees and expenses of the Offshore Fund. If the Fund's fees and expenses had been used in calculating the Offshore Fund's performance, the performance of the Offshore Fund would have been lower. In addition, the Offshore Fund is not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which if applicable, may have adversely affected the performance results of the Offshore Fund. The results for different products may vary.

Returns of the Offshore Fund reflect Netherlands Guilders converted to Euros based upon the fixed exchange rate. Euros are then translated into U.S. Dollars using the Bloomberg month-end Euro spot rate. Shares of the Offshore Fund are not offered or sold in the U.S.

Shareholder Information

The Aston/River Road Small Cap Value Fund is currently accepting additional investments from existing investors only. The Fund will remain closed to new investors until further notice, with the following limited exceptions:
- Financial advisors who currently have clients invested in the Fund may open new accounts and add to such accounts where the Fund determines that such investments will not harm its investment process and where operationally feasible.
- Participants in retirement plans which utilize the Fund as an investment option as of November 30, 2007 may designate the Fund where operationally feasible.
- Trustees of the Aston Funds and employees of Aston and River Road and their family members may open new accounts and add to such accounts.

In addition, no investment above $5 million in an individual account is allowed. The Fund reserves the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and to reject any investment for any reason.

OPENING AN ACCOUNT

-  Read this prospectus carefully.
- Determine how much you want to invest. The minimum initial investment requirements for each Aston Fund are as follows:
   o  Regular accounts: $2,500
   o  Individual Retirement Accounts (IRAs): $500
   o  Education Savings Accounts: $500
   o Uniform Gift to Minor Accounts/Uniform Transfer to Minor Accounts (UGMA/UTMA) (custodial accounts for minors): $500
- The minimum initial investment requirement may be waived for Trustees of the Trust and employees of Aston and its affiliates, as well as their spouses. The Trust reserves the right to waive a Fund's minimum initial investment requirement for any reason.
- Complete the account application and carefully follow the instructions. If you have any questions, please call 800 992-8151. Remember to complete the "Purchase, Exchange and Redemption Authorization" section of the account application to establish your account privileges, and to avoid any delay and inconvenience of having to request these in writing at a later date.
- Purchase, exchange and redemption requests received and processed before the New York Stock Exchange ("NYSE") market close, typically 4:00 p.m. Eastern Time ("ET"), receive that business day's closing NAV. Trades received after that time receive the following business day's NAV.
-  Make your initial investment using the following table as a guideline.
- All account openings and subsequent transaction requests must be in "good order."
----------------------------------------------------------------

BUY, EXCHANGE AND SELL REQUESTS ARE IN "GOOD ORDER" WHEN
-  The account number and Fund name are included.
-  The amount of the transaction is specified in dollars or shares.
- Signatures of all owners appear exactly as they are registered on the account in original form, as photocopies are not acceptable.
-  Any required Medallion Signature Guarantees are included.
- Other supporting legal documents (as necessary) are present, including such "Requirements For Written Requests" as described later in this "Shareholder Information" Section.
----------------------------------------------------------------

       BUYING SHARES                    TO OPEN AN ACCOUNT                         TO ADD TO AN ACCOUNT ($50 MINIMUM)
THROUGH YOUR FINANCIAL          - Your financial representative is    - Your financial representative is responsible for
REPRESENTATIVE                    responsible for transmitting the      transmitting the order promptly.
                                  order promptly.
BY MAIL                         - Complete and sign your              - Return the investment slip from a statement with your
                                  application.                          check in the envelope provided and mail to us at the
ASTON FUNDS                     - Make your check payable to Aston      address at the left.
P.O. BOX 9765                     Funds and mail to us at the         - We accept checks, bank drafts, money orders, wires and ACH
PROVIDENCE, RI 02940              address at the left.                  for purchases (see "Other Features" later in this
OR                              - We accept checks, bank drafts         "Shareholder Information" Section). Checks must be drawn
OVERNIGHT DELIVERY                and money orders for purchases.       on U.S. banks. There is a minimum $20 charge for returned
                                  Checks must be drawn on U.S.          checks.
ASTON FUNDS                       banks to avoid any fees or          - Give the following wire/ACH information to your bank:
101 SABIN STREET                  delays in processing.                 Mellon Trust of New England
PAWTUCKET, RI 02860             - We do not accept travelers,           ABA #01-10-01234
                                  temporary, post-dated, credit         For: Aston Funds
                                  card courtesy, second or third        A/C 140414
                                  party checks (which are checks        FBO "Aston Fund Number"
                                  made payable to someone other         "Your Account Number"
                                  than the Funds, including you).     - Include your name, account number, tax payer
                                                                        identification number or social security number, address
                                                                        and the Fund(s) you wish to purchase in the wiring
                                                                        instructions.
                                                                      - We do not accept travelers, temporary, post-dated, credit card courtesy, second or third party checks (which are
                                                                        checks made payable to someone other than the Funds,
                                                                        including you).
                                                                      - For your protection, our current Internet capabilities
                                                                        allow you to check balances and transfer monies only
                                                                        between Aston Funds. Please contact us via mail with a
                                                                        signed letter of instruction for all other changes to your account.
BY PHONE                        - Obtain a Fund and account number    - Verify that your bank or credit union is a member of the
                                  by calling Aston Funds at the         ACH.
800 992-8151                      number at the left.                 - To place your request with an Investor Services Associate,
                                - Instruct your bank (who may           call between 9 a.m. and 7 p.m. ET, Monday - Friday.
                                  charge a fee) to wire or ACH the    - You should complete the "Bank Account Information" section
                                  amount of your investment.            of your account application.
                                - Give the following wire/ACH         - When you are ready to add to your account, call Aston
                                  information to your bank:             Funds and tell the representative the Fund name, account
                                  Mellon Trust of New England           number, the name(s) in which the account is registered and
                                  ABA #01-10-01234                      the amount of your investment.
                                  For: Aston Funds                    - Instruct your bank (who may charge a fee) to wire or ACH
                                  A/C 140414                            the amount of your investment.
                                  FBO "Aston Fund Number"             - Give the following wire/ACH information to your bank:
                                  "Your Account Number"                 Mellon Trust of New England
                                - Return your completed and signed      ABA #01-10-01234
                                  application to:                       For: Aston Funds
                                  Aston Funds                           A/C 140414 FBO "Aston Fund Number"
                                  P.O. Box 9765                         "Your Account Number"
                                  Providence, RI 02940                - Include your name, account number, taxpayer identification number or social security number, address and the Fund(s)
                                                                        you wish to purchase in the wire instructions.

       BUYING SHARES                    TO OPEN AN ACCOUNT                         TO ADD TO AN ACCOUNT ($50 MINIMUM)
BY INTERNET                     - Download the appropriate account    - Verify that your bank or credit union is a member of the
                                  application(s) from our Web           ACH.
WWW.ASTONFUNDS.COM                site.                               - Complete the "Purchase, Exchange and Redemption
                                - Complete and sign the                 Authorization" section of your account application.
                                  application(s). Make your check     - Self-register for online account access at
                                  payable to Aston Funds and mail       www.astonfunds.com. Your social security number or
                                  it to the address under "By           employer identification number, account number and other
                                  Mail" above.                          security validating information will be required for
                                                                        registration.
                                                                      - When you are ready to add to your account, access your
                                                                        account through Aston Funds' Web site and enter your
                                                                        purchase instructions in the highly secure area for
                                                                        shareholders only called "Account Access." ACH purchases
                                                                        on the Internet may take 3 or 4 business days.

Other share classes of Aston Funds are available through separate prospectuses.

Please call 800 992-8151 for more information.

EXCHANGING SHARES

After you have opened an account with us, you can exchange your shares within Aston Funds to meet your changing investment goals or other needs. This privilege is not designed for frequent trading (which may subject you to a redemption fee) and may be difficult to implement in times of drastic market changes.

You can exchange shares from one Aston Fund to another within the same class of shares. You may also exchange between Class N and Class S shares of the Aston Funds. All exchanges to open new accounts must meet the minimum initial investment requirements. Exchanges may be made by mail, through the Internet or by phone at 800 992-8151 if you chose this option when you opened your account. For federal income tax purposes, in non-retirement accounts, each exchange into a different fund is treated as a taxable sale and a new purchase. As a result, an investor holding shares in a non-retirement account generally is subject to federal income tax on any appreciation on the shares exchanged.
----------------------------------------------------------------
HOW DOES AN EXCHANGE TAKE PLACE?
When you exchange your shares, you authorize the sale of your shares in one fund to purchase shares of another fund. In other words, you are requesting a sale and then a purchase. The exchange of your shares may be a taxable event for federal income tax purposes if the shares are not held in a tax deferred account and may subject you to a redemption fee.
----------------------------------------------------------------

Aston Funds reserves the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders. All exchange requests must be in "good order."

SELLING/REDEEMING SHARES


Once you have opened an account with us, you can sell your shares to meet your changing investment goals or other needs. All redemption requests must be in "good order."

The following table shows guidelines for selling shares.

SELLING SHARES                  DESIGNED FOR...                       TO SELL SOME OR ALL OF YOUR SHARES...
THROUGH YOUR FINANCIAL          - Accounts of any type                - Your financial representative is responsible for
REPRESENTATIVE                                                          transmitting the order promptly.
BY MAIL                         - Accounts of any type                - Write and sign a letter of instruction indicating the Fund
                                - Sales or redemptions of any size      name, Fund number, your account number, the name(s) in
ASTON FUNDS                       (For redemptions over $50,000         which the account is registered and the dollar value or
P.O. BOX 9765                     please see Medallion Signature        number of shares you wish to sell.
PROVIDENCE, RI 02940              Guarantee later in this             - Include all signatures and any additional documents that
OR                                "Shareholder Information"             may be required. (See "Selling Shares in Writing" later in
OVERNIGHT DELIVERY                Section)                              this "Shareholder Information" Section). Signatures must
ASTON FUNDS                                                             be in original form, as photocopies are not accepted.
101 SABIN STREET                                                      - Mail to us at the address at the left.
PAWTUCKET, RI 02860                                                   - A check will be mailed to the name(s) and address in which the account is registered. If you would like the check
                                                                        mailed to a different address, you must write a letter of
                                                                        instruction and have it Medallion Signature Guaranteed.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" later in this "Shareholder Information"
                                                                        Section).

BY PHONE                        - Non-retirement accounts             - For automated service 24 hours a day using your touch-tone
                                - Sales of up to $50,000 (for           phone, call 800 992-8151.
800 992-8151                      accounts with telephone account     - To place your request with an Investor Services Associate,
                                  privileges)                           call between 9 a.m. and 7 p.m. ET, Monday - Friday.
                                                                      - A check will be mailed to the name(s) and address in which the account is registered. If you would like the check
                                                                        mailed to a different address, you must write a letter of
                                                                        instruction and have it Medallion Signature Guaranteed.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" later in this "Shareholder Information"
                                                                        Section).
                                                                      - The Funds reserve the right to refuse any telephone sales request and may modify the procedures at any time. The
                                                                        Funds make reasonable attempts to verify that telephone
                                                                        instructions are genuine, but you are responsible for any
                                                                        loss that you may bear from telephone requests.

SELLING SHARES                  DESIGNED FOR...                       TO SELL SOME OR ALL OF YOUR SHARES...

BY INTERNET                     - Non-retirement accounts             - Complete the "Purchase, Exchange and Redemption
                                                                        Authorization" section of your account application.
WWW.ASTONFUNDS.COM                                                    - Self-register online for account access at
                                                                        www.astonfunds.com. Your social security number or
                                                                        employer identification number, account number and other
                                                                        security validating information will be required for
                                                                        registration.
                                                                      - When you are ready to redeem a portion of your account,
                                                                        access your account through Aston Funds' Web site and
                                                                        enter your redemption instructions in the highly secure
                                                                        area for shareholders only called "Account Access." A
                                                                        check for the proceeds will be mailed to you at your
                                                                        address of record.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" later in this "Shareholder Information"
                                                                        Section).

BY MONEY MARKET CHECKWRITING    - Non-retirement accounts             - Request the free checkwriting privilege on your
                                - Aston/ABN AMRO Investor Money         application.
                                  Market Fund only                    - Verify that the shares to be sold were purchased more than
                                                                        15 days earlier or were purchased by wire, otherwise there can be up to a 15-day hold on checks.
                                                                      - You may write unlimited checks, each for $100 or more. You cannot close an account by writing a check.
                                                                      - You continue to earn dividends until checks are presented for payment. There is a $30 charge for returned checks.
                                                                      - Currently, there is no charge for this privilege, but the
                                                                        Fund reserves the right to add one.
                                                                      - Canceled checks are available upon request but there is a fee to receive them.
                                                                      - The Fund may cancel this privilege at any time by giving notice to you.

SELLING SHARES IN WRITING
In certain circumstances, you must make your request to sell shares in writing. You may need to include a Medallion Signature Guarantee (which protects you against fraudulent orders) and additional items with your request, as shown in the table below. WE REQUIRE MEDALLION SIGNATURE GUARANTEES IF:
-  your address of record has changed within the past 30 days
-  you are selling more than $50,000 worth of shares
- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or other than wire or ACH sent to the bank account of the registered owner(s)

SELLER                            REQUIREMENTS FOR WRITTEN REQUESTS
Owners of individual, joint,      - Letter of instruction
sole proprietorship,              - On the letter, the signatures and titles of all persons
UGMA/UTMA, or general partner       authorized to sign for the account, exactly as the account
accounts                            is registered, must be in original form, as photocopies
                                    are not accepted
                                  - MEDALLION SIGNATURE GUARANTEE, if applicable (see next
                                    page for more details)

Owners of corporate or            - Letter of instruction
association accounts              - Corporate resolution certified within the past 12 months
                                  - On the letter, the signatures and titles of all persons
                                    authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies
                                    are not accepted
                                  - MEDALLION SIGNATURE GUARANTEE, if applicable (see next
                                    page for more details)

Owners or trustees of trust       - Letter of instruction
accounts                          - On the letter, the signature of the trustee(s) must be in original form, as photocopies are not accepted
                                  - If the names of all trustees are not registered on the
                                    account, a copy of the trust document certified within the past 12 months
                                  - MEDALLION SIGNATURE GUARANTEE, if applicable (see next
                                    page for more details)

Joint tenancy shareholders        - Letter of instruction signed by the surviving tenant must
whose co-tenants are deceased       be in original form, as photocopies are not accepted
                                  - Certified copy of death certificate
                                  - MEDALLION SIGNATURE GUARANTEE, if applicable (see next
                                    page for more details)

Executors of shareholder          - Letter of instruction signed by executor must be in
estates                             original form, as photocopies are not accepted
                                  - Certified copy of order appointing executor
                                  - MEDALLION SIGNATURE GUARANTEE, if applicable (see next
                                    page for more details)

Administrators, conservators,     - Call 800 992-8151 for instructions
guardians and other sellers or    - MEDALLION SIGNATURE GUARANTEE, if applicable (see next
account types not listed above      page for more details)

IRA accounts                      - IRA distribution request form completed and signed. Call
                                    800 992-8151 for a form, or download from our website,
                                    www.astonfunds.com.

In addition to the situations described above, Aston Funds may require Medallion Signature Guarantees in other circumstances based on the amount of the redemption request or other factors.

OTHER FEATURES
The following other features are also available to buy and sell shares of the Funds.

WIRE. To purchase and sell shares via the Federal Reserve Wire System:
- You must authorize Aston Funds to honor wire instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
- To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

For accounts with existing wire instructions, wire redemptions may be placed over the phone. However, any changes made to existing wire instructions will only be accepted with a Medallion Signature Guaranteed letter of instruction.

AUTOMATED CLEARING HOUSE (ACH). To transfer money between your bank account and your Aston Funds account(s):
- You must authorize Aston Funds to honor ACH instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.

- Most transfers are completed within three business days of your call. ACH purchases will receive the NAV calculated on the day the money is received.
- There is no fee to your account for this transaction and generally, no fee from your bank.

REDEMPTIONS IN KIND
The Funds have elected, under Rule 18f-1 under the Investment Company Act of 1940, as amended, to pay sales proceeds in cash up to $250,000 or 1% of each Fund's total value during any 90-day period for any one shareholder, whichever is less.

Larger redemptions may be detrimental to existing shareholders. While we intend to pay all sales proceeds in cash, we reserve the right to make payments for larger redemptions to you in the form of certain marketable securities of a Fund. This is called a "redemption in kind." You may need to pay certain sales charges related to a redemption in kind, such as brokerage commissions, when you sell the securities. For shares that are not held in a tax deferred account, redemptions in kind are taxable events for federal income tax purposes in the same manner as when the sales proceeds are paid in cash.

INVOLUNTARY REDEMPTIONS
To reduce expenses, we may sell your shares and close your fund position(s) if its value falls below $1,500 for any reason. Unless you did not meet the minimum initial investment, we will give you 30 days notice before we sell your shares. This gives you an opportunity to purchase enough shares to raise the value of your fund position above $2,500 (the minimum initial investment for regular accounts) to avoid closing it out. We will not close out fund positions in IRAs, Education Savings Accounts, custodial accounts for minors, or active Automatic Investment Plans. Redemption fees will not be assessed on involuntary redemptions.
----------------------------------------------------------------
WHAT IS A MEDALLION SIGNATURE GUARANTEE?
A Medallion Signature Guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion Program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a Medallion Signature Guarantee on written redemption requests for more than $50,000. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

A NOTARY PUBLIC STAMP OR SEAL CANNOT BE SUBSTITUTED FOR A MEDALLION SIGNATURE GUARANTEE.
----------------------------------------------------------------

TRANSACTION POLICIES

CALCULATING SHARE PRICE
When you buy, exchange or sell shares, the net asset value (NAV) next determined is used to price your purchase or sale. The NAV for each share class of a Fund is determined each business day at the close of regular trading on the NYSE (typically 4 p.m. ET) by dividing a class's net assets by the number of its shares outstanding. Currently, the Funds observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, market quotes are used to price securities. If market quotations are not available or are deemed unreliable, securities are valued at fair value as determined by the investment adviser in accordance with guidelines adopted and periodically reviewed by the Board of Trustees. These circumstances may arise, for instance, when trading in a security is suspended, the exchange or market on which a security is traded closes early, or the trading volume in a security is limited, calling into question the reliability of market quotations. In such a case, the Fund's value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security's sale. The Board of Trustees receives a report of any actions taken under the Funds' fair valuation procedures.

Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the investment adviser in accordance with guidelines adopted by the Board of Trustees.

In addition, changes in values in the U.S. markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under a Fund's fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the U.S. market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by a Fund to a significant extent. The Funds have retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.

ASTON/ABN AMRO INVESTOR MONEY MARKET FUND uses the amortized cost method to value its investments. Portfolio securities are valued at their purchase price and adjustments for discounts or premiums are reflected in their acquisition cost. The amortized cost method of valuation is designed to help the Fund maintain a constant price of $1.00 per share.

EXECUTION OF REQUESTS
Each Fund is open on each business day that the NYSE is open for trading. The NYSE is not open on weekends or national holidays. Buy, exchange and sell requests are executed at the NAV next calculated after Aston Funds or an authorized broker or designee receives your mail, telephone or Internet request in "good order." Purchase orders and redemption requests for each Fund, except the Aston/ABN AMRO Investor Money Market Fund, must be received by the close of regular trading on the NYSE (typically 4 p.m. ET) for same day processing. Purchase orders and redemption requests for the Aston/ABN AMRO Investor Money Market Fund must be received by 1 p.m. (ET) for same day processing. On days when the Federal Reserve Cash Settlement System closes earlier than normal, these times may be accelerated. Sales proceeds are normally sent the next business day, but are always sent within seven days of receipt of a request in "good order." Brokers and their authorized designees are responsible for forwarding purchase orders and redemption requests to the Funds.

Shares of Aston Funds can also be purchased through broker-dealers, banks and trust departments that may charge you a transaction or other fee for their services. These fees are not charged if you purchase shares directly from Aston Funds.

A Fund may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Aston Funds reserves the right to:
- refuse any purchase or exchange of shares if it could adversely affect a Fund or its operations;
-  suspend the offering of Fund shares;
- change the initial and additional investment minimums or waive these minimums for any investor;
- delay sending you your sales proceeds for up to 15 days if you purchased shares by check. A minimum $20 charge will be assessed if any check used to purchase shares is returned;
-  change, withdraw or waive various services, fees and account policies.

CUSTOMER IDENTIFICATION PROGRAM
Federal law requires Aston Funds to obtain, verify and record identifying information for each investor who opens or reopens an account with Aston Funds. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Aston Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in Aston Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Aston Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

MONEY MARKET TRADING
For Aston/ABN AMRO Investor Money Market Fund, your purchase will be processed at the NAV calculated after your investment has been converted to federal funds. On days when the NYSE is open for trading and federal banks are closed (currently, Columbus Day and Veterans' Day), conversion into federal funds does not occur until the next business day. If you invest by check or a non-federal funds wire, you should allow one business day after receipt for conversion into federal funds. Checks must be made payable to "Aston Funds."

SHORT-TERM AND EXCESSIVE TRADING
Except for the Aston/ABN AMRO Investor Money Market Fund, the Funds are designed for long-term investors. Each Fund discourages and does not knowingly accommodate short-term and excessive trading. Such trading increases brokerage and administrative costs, may result in increased taxable gains to remaining shareholders and may disrupt portfolio management. For example, the Funds may be unable to effectively invest the proceeds from certain purchase or exchange requests under certain market conditions or may incur losses on the sale of investments. These risks may be more pronounced for Funds investing in securities that are more difficult to value or that are susceptible to pricing arbitrage (e.g., foreign securities, high yield securities and small cap securities). Thus, such trading may negatively impact a Fund's NAV and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Funds' Board of Trustees has adopted policies and procedures which seek to deter short-term trading and excessive trading and to detect such trading activity at levels that may be detrimental to the Funds. These policies and procedures include the following:
- Certain Funds have adopted a redemption fee of 2.00% for shares held less than 90 calendar days;

- The Funds (except the Aston/ABN AMRO Investor Money Market Fund) have adopted certain fair valuation practices intended to protect the Funds from time zone arbitrage with respect to foreign securities and other trading practices that seek to exploit stale prices;
-  The Funds reserve the right to:
   o Reject any purchase, including exchange purchases, that could adversely affect the Funds or their operations;
   o Limit, terminate or otherwise modify the exchange privilege of any shareholder deemed to be engaged in activities that may be detrimental to the Funds;
   o Reject any purchase, including exchange purchases, from investors if there appears to be evidence of short-term trading or excessive trading;
   o Permanently prevent future purchases and exchanges from occurring in accounts where short-term trading or excessive trading is apparent.

In making the determination to exercise these rights, the Funds may consider an investor's trading history in the Funds and accounts under common ownership or control. The Funds seek to employ reasonable measures to detect short-term and excessive trading at levels that may be detrimental to the Funds. Accordingly, the Funds use certain materiality and volume thresholds in applying the policies and procedures, but otherwise seek to apply the policies and procedures uniformly to all shareholders. With respect to accounts held through intermediaries, such intermediaries generally are contractually obligated to provide the Funds with certain shareholder trading information. However, the Funds cannot directly control activity through all channels and are dependent on intermediaries to enforce the Funds' policies and procedures. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement policies and procedures in the same manner as the Funds due to system or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Funds to direct shareholders. The Funds reserve the right to limit an intermediary's future access to the Funds, up to and including termination of the Selling Agreement held with said intermediary. There is no assurance that the Funds' policies and procedures will be effective in limiting and deterring short-term and excessive trading in all circumstances.

Unlike the other Funds, the Aston/ABN AMRO Investor Money Market Fund is designed for liquidity needs and is not actively monitored for market timing. As a result, the Fund's Board of Trustees has determined that it would be appropriate for the Aston/ABN AMRO Investor Money Market Fund not to adopt policies and procedures with respect to short-term and excessive trading. Nevertheless, the Aston/ABN AMRO Investor Money Market Fund reserves the right to reject or limit any purchase, including exchange purchases, or to terminate or limit exchange privileges if it appears that the Aston/ABN AMRO Investor Money Market Fund is being used to facilitate short-term and excessive trading with other Aston Funds.

REDEMPTION FEES
The following Aston Funds assess a 2.00% fee on redemptions (including exchanges) of Fund shares sold or exchanged within 90 calendar days of purchase:
Aston/ABN AMRO Real Estate Fund, Aston/Veredus SciTech Fund, Aston/ABN AMRO Global Real Estate Fund and Aston/McDonnell Municipal Bond Fund.

Redemption fees are paid to the respective Fund to help offset transaction costs and to protect the Fund's long-term shareholders. Each Fund will use the "first-in, first-out" (FIFO) method to determine the holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than the required holding period, the fee will be charged.

The Funds will notify intermediaries, such as broker-dealers or plan administrators, of the Funds' policies and procedures and request the intermediaries to track and remit redemption fees to the Fund. However, due to limitations with system capabilities, certain broker-dealers, banks, plan administrators and other intermediaries may not be able to track and collect redemption fees at this time or their method for tracking and calculating redemption fees may differ from those of the Funds. There is no assurance that the Funds' redemption fee policies and procedures will be effective in limiting and deterring short-term and excessive trading in all circumstances. Redemption fees may not be assessed in certain circumstances, including the following: shares purchased through reinvested distributions; certain distributions required by law or due to shareholder hardship; redemptions through a Systematic Withdrawal Plan; redemption of shares through an Automatic Investment Plan; accounts held through intermediaries that are unable or unwilling to assess redemption fees and do not report sufficient information to the Funds to impose a redemption fee (as discussed above); and circumstances where the Funds' Administrator believes it to be in the best interest of the Funds and in accordance with the Funds' policies and procedures to waive the redemption fee on behalf of the Funds.

ACCOUNT POLICIES AND DIVIDENDS

ACCOUNT STATEMENTS
In general, you will receive quarterly account statements. In addition, you will also receive account statements:
- after every transaction that affects your account balance (except for dividend reinvestments, automatic investment plans or systematic withdrawal plans);
-  after any change of name or address of the registered owner(s).
  Aston Funds may charge a fee for certain services, such as providing historical account documents.

MAILINGS TO SHAREHOLDERS
To help reduce Fund expenses and environmental waste, Aston Funds combines mailings for multiple accounts going to a single household by delivering Fund reports (annual and semi-annual reports, prospectuses, etc.) in a single envelope. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings with multiple copies of Fund reports, please call one of our Investor Services Associates at 800 992-8151.

DISTRIBUTIONS
The Funds distribute income dividends and net capital gains. Income dividends represent the earnings from a Fund's investments less its expenses; capital gains generally occur when a Fund sells a portfolio security for more than the original purchase price.
DIVIDENDS
The following table shows the Funds' dividend and distribution schedule.

                             DISTRIBUTION SCHEDULE

FUNDS                   DIVIDENDS, IF ANY                          CAPITAL GAINS DISTRIBUTIONS, IF ANY
Equity and Global       - Declared and paid annually               - Distributed at least once a year, in December
  Equity Funds,
  except Aston/River
  Road Dynamic
  Equity Income Fund
  and Aston Value
  Fund
Aston Value Fund        - Declared and paid quarterly              - Distributed at least once a year, in December
Balanced Funds          - Declared and paid quarterly              - Distributed at least once a year, in December
Aston/River Road        - Declared and paid monthly                - Distributed at least once a year, in December
  Dynamic Equity
  Income Fund
Fixed Income Funds
  Aston/TCH Fixed       - Declared and paid monthly                - Distributed at least once a year, in December
    Income Fund,
    Aston/TCH
    Investment Grade
    Bond Fund
  Aston/McDonnell       - Declared daily and paid monthly          - Distributed at least once a year, in December
    Municipal Bond
    Fund
Money Market Fund       - Declared daily and paid monthly          - Distributed at least once a year, in December

UNCASHED CHECKS
Checks should be cashed upon receipt, as interest will not be paid on uncashed checks. State escheat laws generally require the Trust to remit uncashed checks to the appropriate state after a specific period of time.

DIVIDEND REINVESTMENTS
Investors may have their dividends and distributions reinvested in additional shares of the same Fund. If you choose this option, or if you do not indicate a choice, your dividends and distributions will be automatically reinvested on the dividend payable date. You can also choose to have a check for your dividends and distributions mailed to you by choosing this option on your account application.

ADDITIONAL INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN
The Automatic Investment Plan allows you to set up a regular transfer of funds from your bank account to the Aston Fund(s) of your choice. You determine the amount of your investment (minimum: $50 as long as you meet the account minimum), and you can terminate the program at any time. To take advantage of this feature, complete the appropriate sections of the account application.

ASTON FUNDS WEB SITE
The Funds maintain a Web site located at www.astonfunds.com. You can purchase, exchange and redeem shares, and access information such as your account balance and the Funds' NAVs through our Web site. Self-register online for account access at www.astonfunds.com. Your social security number or employer identification number, account number and other security validity information will be required for registration. You may also need to have bank account information, wire instructions, ACH instructions or other options established on your account.

Aston Funds has procedures in place to try to prevent unauthorized access to your account information. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions on our Web site.

SYSTEMATIC WITHDRAWAL PLAN
This plan may be used for periodic withdrawals (at least $50 by check or ACH) from your account. To take advantage of this feature:
-  you must have at least $50,000 in your account;
-  determine the schedule: monthly, quarterly, semi-annually or annually;
-  call 800 992-8151 to add a systematic withdrawal plan to your account.

RETIREMENT PLANS AND EDUCATION SAVINGS ACCOUNTS
Aston Funds offer a range of retirement plans, including Traditional, Roth, SIMPLE IRAs and SEP IRAs. Aston Funds also offers Education Savings Accounts, which allow you to save for qualified elementary, secondary and higher education costs. Using these plans, you can invest in any Aston Fund with a low minimum investment of $500. The annual maintenance fee for IRAs and Education Savings Accounts is $15 per account (not to exceed $30), but it is waived if you have $35,000 or more in assets. The fee is assessed every December for the current calendar year. To find out more, call Aston Funds at 800 992-8151.

DISTRIBUTION PLAN 12B-1 FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, the Funds, except for Aston/ABN AMRO Investor Money Market Fund, have adopted a Rule 12b-1 distribution plan. Under this plan, a Fund pays a fee at an annual rate of not more than 0.25% of each Fund's Class N shares' average daily net assets to the distributor for certain expenses associated with the distribution of Fund shares and other services. The fee is accrued daily and payable monthly. Over time, these fees may increase the cost of your investment and may cost more than paying other types of sales charges.

In addition to distribution and service fees paid by the Funds, Aston may compensate intermediaries that distribute and/or service investors in the Funds for various services out of its own assets and not as an additional charge to the Funds. These additional payments, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and may create an added incentive for investment professionals to sell or recommend the Funds over other funds offered by competing fund families. The revenue sharing payments may differ for each fund within the Aston family of funds, including within the same intermediary, and across intermediaries.

In addition, representatives of the distributor may be compensated through Adviser incentive programs in a manner that favors one Aston Fund or group of funds over another fund.

PORTFOLIO TRANSACTIONS AND
BROKERAGE COMMISSIONS

The subadvisers attempt to obtain the best possible price and most favorable execution of transactions in their portfolio securities. There may be times when a subadviser may pay one broker-dealer a commission that is greater than the amount that another broker-dealer may charge for the same transaction. The Subadvisers generally determine in good faith if the commission paid was reasonable in relation to the brokerage or research services provided by the broker-dealer. In selecting and monitoring broker-dealers and negotiating commissions, the subadvisers consider a broker-dealer's reliability, availability of research, the quality of its execution services and its financial condition.

Dividends, Distributions and Taxes

The Funds pay dividends and distribute capital gains at different intervals. All dividends and distributions are automatically reinvested at NAV unless you choose to receive them in a cash payment. You can change your payment options at any time by writing to us.

Certain tax considerations may apply to your investment in an Aston Fund. The following is a general description of certain federal income tax considerations. If you have any tax-related questions relating to your investment in an Aston Fund, please consult your tax adviser. Further information regarding the federal income tax consequences of investing in the Funds is included in the SAI.

TAXES

For federal income tax purposes:

- The tax treatment of dividends and distributions is the same whether you reinvest the dividends and distributions or elect to receive them in cash. You will receive a statement with the federal income tax status of your dividends and distributions for the prior year by January 31.

- Distributions of any net investment income, other than "qualified dividend income," are taxable to you as ordinary income.

- Distributions of "qualified dividend income" (i.e., generally dividends received by a Fund from domestic corporations and certain foreign corporations) generally will be taxed to individuals and other non-corporate investors in the Funds at rates applicable to long-term capital gains, provided you meet certain holding period and other requirements contained in the Code, with respect to your Fund shares and the Fund meets similar holding period and other requirements with respect to the dividend paying stock. The favorable treatment of qualified dividend income will expire for taxable years beginning after December 31, 2010. Dividends received by a Fund from most REITs and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by a Fund. Therefore, it is not expected that a significant amount of the Aston/ABN AMRO Real Estate Fund's and Aston/ABN AMRO Global Real Estate Fund's distributions will qualify for treatment as qualified dividend income when distributed by these Funds.

- Distributions declared to the shareholders of record in October, November or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

- Aston/McDonnell Municipal Bond Fund anticipates that it will be eligible to pay "interest and dividends," but it may also invest a portion of its assets in securities that generate income that is not exempt from regular federal or state income tax. In addition, any dividends paid by Aston/McDonnell Municipal Bond Fund that are derived from capital gains will be subject to federal income tax. Dividends that are exempt from regular federal income tax may be subject to the federal alternative minimum tax and to state and local taxes.

- Distributions of net capital gain (net long-term capital gain less any net short-term capital loss) are taxable as long-term capital gain regardless of how long you may have held shares of a Fund. In contrast, distributions of net short-term capital gain (net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long you may have held shares of a Fund. Because distributions of net short-term capital gain are taxable as ordinary income, you generally cannot offset net short-term capital gain distributions you receive from a Fund with capital losses.

- When you sell or exchange shares in a non-retirement account, it generally is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. You are responsible for any tax liabilities generated by your transactions.

- If you do not provide Aston Funds with your complete and correct taxpayer identification number and required certification, or if the Internal Revenue Service so notifies us, you may be subject to backup withholding tax on dividends, distributions and redemption proceeds.

- If you purchase shares of a Fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend."

- If a Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may, however, be able to claim an offsetting tax credit or deduction depending on your particular circumstances and provided you meet certain holding period and other requirements.

Financial Highlights

These financial highlights tables are to help you understand the Funds' financial performance. The following schedules present financial highlights for one share of each Fund outstanding throughout the periods indicated. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements as of October 31, 2007, which have been audited by Ernst & Young LLP, whose report along with those Funds' financial statements, is included in the Funds' Annual Report, which is available upon request.

ASTON/MONTAG & CALDWELL GROWTH FUND


                                                              Year         Year          Year          Year         Year
                                                             Ended        Ended         Ended         Ended        Ended
                                                            10/31/07     10/31/06      10/31/05      10/31/04     10/31/03
                                                            --------     --------      --------      --------     --------
Net Asset Value, Beginning of Period                          $25.15       $23.35         $21.53       $20.74       $19.03
                                                            --------     --------     ----------     --------     --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.06(a)      0.07(a)        0.05(a)      0.04(a)      0.06(a)
  Net realized and unrealized gain (loss) on investments        6.54         1.80           1.83         0.77         1.65
                                                            --------     --------     ----------     --------     --------
  Total from investment operations                              6.60         1.87           1.88         0.81         1.71
                                                            --------     --------     ----------     --------     --------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment
    income                                                     (0.06)       (0.07)         (0.06)       (0.02)          --
  Distributions from net realized gain on investments          (0.18)          --             --           --           --
                                                            --------     --------     ----------     --------     --------
  Total distributions                                          (0.24)       (0.07)         (0.06)       (0.02)          --
                                                            --------     --------     ----------     --------     --------
Net increase (decrease) in net asset value                      6.36         1.80           1.82         0.79         1.71
                                                            --------     --------     ----------     --------     --------
Net Asset Value, End of Period                                 31.51     $  25.15     $    23.35     $  21.53     $  20.74
                                                            ========     ========     ==========     ========     ========
TOTAL RETURN                                                   26.41%        8.02%          8.72%        3.89%        8.99%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                        $759,567     $846,100       $992,229     $1,018,935   $967,300
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                     1.07%(b)     1.06%(b)       1.03%        1.02%        1.06%
  After reimbursement and/or waiver of expenses by Adviser      1.07%(b)     1.06%(b)       1.03%        1.02%        1.06%
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                     0.23%        0.28%          0.20%        0.20%        0.29%
  After reimbursement and/or waiver of expenses by Adviser      0.23%        0.28%          0.20%        0.20%        0.29%
Portfolio Turnover                                             69.02%       68.74%         52.16%       52.86%       38.76%

---------------------------------------------

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2007 and the year ended October 31, 2006. The interest expense is from utilizing the line of credit.

ASTON/ABN AMRO GROWTH FUND


                                                               Year         Year         Year         Year         Year
                                                              Ended        Ended        Ended        Ended        Ended
                                                             10/31/07     10/31/06     10/31/05     10/31/04     10/31/03
                                                             --------     --------     --------     --------     --------
Net Asset Value, Beginning of Period                         $  22.82     $  22.66     $  21.76     $  21.14     $  18.55
                                                             --------     --------     --------     --------     --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                   0.05(a)        --(b)      0.05(a)     (0.05)(a)    (0.02)
  Net realized and unrealized gain (loss) on investments         2.39         1.25         0.90         0.67         2.61
                                                             --------     --------     --------     --------     --------
  Total from investment operations                               2.44         1.25         0.95         0.62         2.59
                                                             --------     --------     --------     --------     --------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment income     (0.03)          --        (0.05)          --           --
  Distributions from net realized gain on investments           (2.74)       (1.09)          --           --           --
                                                             --------     --------     --------     --------     --------
  Total distributions                                           (2.77)       (1.09)       (0.05)          --           --
                                                             --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                      (0.33)        0.16         0.90         0.62         2.59
                                                             --------     --------     --------     --------     --------
Net Asset Value, End of Period                               $  22.49     $  22.82     $  22.66     $  21.76     $  21.14
                                                             ========     ========     ========     ========     ========
TOTAL RETURN                                                    11.85%        5.55%        4.38%        2.93%       13.96%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                         $172,436     $446,884     $888,248     $962,036     $878,724
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser      1.11%(c)     1.10%(c)     1.10%        1.09%        1.11%
  After reimbursement and/or waiver of expenses by Adviser       1.11%(c)     1.10%(c)     1.10%        1.09%        1.11%
Ratios of net investment income (loss) to average net
  assets:
  Before reimbursement and/or waiver of expenses by Adviser      0.23%        0.01%        0.21%       (0.22)%      (0.11)%
  After reimbursement and/or waiver of expenses by Adviser       0.23%        0.01%        0.21%       (0.22)%      (0.11)%
Portfolio Turnover                                              47.46%       29.07%       31.30%(d)    18.59%        7.66%

---------------------------------------------

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Represents less than $0.005 per share.

(c)Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2007 and October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(d)Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

ASTON/VEREDUS SELECT GROWTH FUND


                                                               Year         Year       Year          Year         Year
                                                              Ended        Ended      Ended         Ended        Ended
                                                             10/31/07     10/31/06   10/31/05      10/31/04     10/31/03
                                                             --------     --------   --------      --------     --------
Net Asset Value, Beginning of Period                         $  13.08       $11.88     $10.31         $9.33        $7.30
                                                             --------     --------   --------      --------     --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                                           (0.08)       (0.03)(a)    (0.02)      (0.06)       (0.05)
  Net realized and unrealized gain (loss) on investments         3.77         1.24       1.59          1.04         2.08
                                                             --------     --------   --------      --------     --------
  Total from investment operations                               3.69         1.21       1.57          0.98         2.03
                                                             --------     --------   --------      --------     --------
  LESS DISTRIBUTIONS:
  Distributions from net realized gain on investments              --        (0.01)        --            --           --
                                                             --------     --------   --------      --------     --------
  Total distributions                                              --        (0.01)        --            --           --
                                                             --------     --------   --------      --------     --------
Net increase (decrease) in net asset value                       3.69         1.20       1.57          0.98         2.03
                                                             --------     --------   --------      --------     --------
Net Asset Value, End of Period                                 $16.77       $13.08     $11.88        $10.31        $9.33
                                                             ========     ========   ========      ========     ========

TOTAL RETURN                                                    28.14%       10.22%     15.23%        10.50%       27.98%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                          $50,783      $34,687    $13,270        $2,684       $2,006
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser      1.52%        1.75%      2.57%         3.82%        4.31%
  After reimbursement and/or waiver of expenses by Adviser       1.30%        1.30%      1.30%         1.30%        1.30%
Ratios of net investment loss to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser     (0.81)%      (0.72)%    (1.76)%       (3.17)%      (3.59)%
  After reimbursement and/or waiver of expenses by Adviser      (0.59)%      (0.27)%    (0.49)%       (0.65)%      (0.58)%
Portfolio Turnover                                             283.38%      269.88%    202.37%       308.13%      444.75%

---------------------------------------------

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

ASTON/OPTIMUM LARGE CAP OPPORTUNITY FUND


                                                                Period
                                                                 Ended
                                                              10/31/07(a)
                                                              -----------
Net Asset Value, Beginning of Period                          $     10.00
                                                              -----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                             (0.01)
  Net realized and unrealized loss on investments                    2.57
                                                              -----------
  Total from investment operations                                   2.56
                                                              -----------
Net decrease in net asset value                                      2.56
                                                              -----------
Net Asset Value, End of Period                                $     12.56
                                                              ===========

TOTAL RETURN                                                        25.60%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                          $    40,563
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser          2.30%(c)(d)(e)
  After reimbursement and/or waiver of expenses by Adviser           1.13%(c)(d)(e)
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser         (1.31)%(c)
  After reimbursement and/or waiver of expenses by Adviser          (0.14)%(c)
Portfolio Turnover                                                  76.40%(b)

---------------------------------------------

(a)Aston/Optimum Large Cap Opportunity Fund commenced investment operations on December 29, 2006.

(b)Not Annualized.

(c)Annualized.

(d)Ratios of expenses to average net assets include interest expense 0.02% for the period ended October 31, 2007, which is not included on the voluntary expense limitation. The interest expense is from utilizing the line of credit.

(e)The Adviser's expense reimbursement level, which affects the net expense ratio, was implemented on May 1, 2007.

ASTON VALUE FUND


                                                              Year       Year       Year       Year       Year
                                                             Ended      Ended      Ended      Ended      Ended
                                                            10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
                                                            --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period                          $14.06     $12.15    $11.05       $9.66      $8.45
                                                            --------   --------   -------    --------   --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.19       0.21      0.17(a)     0.14       0.14
  Net realized and unrealized gain (loss) on investments        2.09       2.09      1.10        1.39       1.22
                                                            --------   --------   -------    --------   --------
  Total from investment operations                              2.28       2.30      1.27        1.53       1.36
                                                            --------   --------   -------    --------   --------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment
    income                                                     (0.20)     (0.20)    (0.17)      (0.14)     (0.15)
  Distributions from net realized gain on investments          (0.57)     (0.19)       --          --         --
                                                            --------   --------   -------    --------   --------
  Total distributions                                          (0.77)     (0.39)    (0.17)      (0.14)     (0.15)
                                                            --------   --------   -------    --------   --------
Net increase (decrease) in net asset value                      1.51       1.91      1.10        1.39       1.21
                                                            --------   --------   -------    --------   --------
Net Asset Value, End of Period                                $15.57     $14.06    $12.15      $11.05      $9.66
                                                            ========   ========   =======    ========   ========

TOTAL RETURN                                                   16.77%     19.35%    11.48%      15.88%     16.32%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                        $130,476   $103,819   $95,624    $229,979   $195,853
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                     1.16%      1.16%     1.16%       1.16%      1.19%
  After reimbursement and/or waiver of expenses by Adviser      0.94%      0.94%     0.94%       0.94%      0.94%
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                     1.06%      1.37%     1.19%       1.10%      1.34%
  After reimbursement and/or waiver of expenses by Adviser      1.28%      1.59%     1.41%       1.32%      1.59%
Portfolio Turnover                                             28.05%     26.86%    21.84%      38.29%     56.67%

---------------------------------------------

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

ASTON/TAMRO ALL CAP FUND


                                                             Year          Year       Year        Year          Year
                                                            Ended         Ended      Ended       Ended         Ended
                                                           10/31/07      10/31/06   10/31/05    10/31/04      10/31/03
                                                           --------      --------   --------    --------      --------
Net Asset Value, Beginning of Period                        $13.91        $12.40     $11.35        $10.27       $8.47
                                                           -------       -------    -------    ----------     -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                       0.03          0.09       0.08          0.07        0.09
  Net realized and unrealized gain (loss) on investments      2.13          1.53       1.05          1.08        1.81
                                                           -------       -------    -------    ----------     -------
  Total from investment operations                            2.16          1.62       1.13          1.15        1.90
                                                           -------       -------    -------    ----------     -------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment
    income                                                   (0.03)        (0.11)     (0.08)        (0.07)      (0.10)
                                                           -------       -------    -------    ----------     -------
  Total distributions                                        (1.66)        (0.11)     (0.08)        (0.07)      (0.10)
                                                           -------       -------    -------    ----------     -------
Net increase (decrease) in net asset value                    0.50          1.51       1.05          1.08        1.80
                                                           -------       -------    -------    ----------     -------
Net Asset Value, End of Period                              $14.41        $13.91     $12.40        $11.35      $10.27
                                                           =======       =======    =======    ==========     =======

TOTAL RETURN                                                 16.98%        13.10%      9.98%        11.17%      22.68%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                       $15,359       $15,864    $21,590       $17,574      $8,887
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                   1.74%(a)      1.54%(a)    1.54%        1.76%       1.92%
  After reimbursement and/or waiver of expenses by
    Adviser                                                   1.20%(a)      1.22%(a)    1.20%        1.20%       1.20%
Ratios of net investment income (loss) to average net
  assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                  (0.30)%        0.36%      0.35%         0.00%       0.35%
  After reimbursement and/or waiver of expenses by
    Adviser                                                   0.24%         0.68%      0.69%         0.56%       1.07%
Portfolio Turnover                                           37.87%        43.88%     36.84%        38.34%     102.51%(b)

---------------------------------------------

(a)Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2007 and 0.02% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(b)Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

ASTON/RIVER ROAD DYNAMIC EQUITY INCOME FUND


                                                                  Year           Year           Period
                                                                 Ended          Ended            Ended
                                                                10/31/07       10/31/06       10/31/05(a)
                                                                --------       --------       -----------
Net Asset Value, Beginning of Period                              $11.81          $9.91           $10.00
                                                                --------       --------       ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                           0.46(b)          0.42             0.13
  Short-term capital gains distributions received                     --             --(c)            --
  Net realized and unrealized loss on investments                   0.81           1.89            (0.10)
                                                                --------       --------       ----------
  Total from investment operations                                  1.27           2.31             0.03
                                                                --------       --------       ----------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment income        (0.37)         (0.41)           (0.12)
  Distributions from net realized gain on investments              (0.13)            --               --
                                                                --------       --------       ----------
  Total distributions                                              (0.50)         (0.41)           (0.12)
                                                                --------       --------       ----------
Net increase (decrease) in net asset value                          0.77           1.90            (0.09)
                                                                --------       --------       ----------
Net Asset Value, End of Period                                    $12.58         $11.81            $9.91
                                                                ========       ========       ==========

TOTAL RETURN                                                       10.89%         23.71%            0.30%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                             $32,313        $15,899           $5,326
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser         1.53%          2.48%            2.71%(e)
  After reimbursement and/or waiver of expenses by Adviser          1.30%          1.30%            1.30%(e)
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser         3.48%          2.77%            2.65%(e)
  After reimbursement and/or waiver of expenses by Adviser          3.71%          3.95%            4.06%(e)
Portfolio Turnover                                                114.56%         45.50%           14.37%

---------------------------------------------

(a)Aston/River Road Dynamic Equity Income Fund commenced investment operations on June 28, 2005.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Represents less than $0.005 per share.

(d)Not Annualized.

(e)Annualized.

ASTON/OPTIMUM MID CAP FUND


                                                             Year       Year        Year           Year         Year
                                                            Ended      Ended        Ended         Ended        Ended
                                                           10/31/07   10/31/06    10/31/05       10/31/04     10/31/03
                                                           --------   --------    --------       --------     --------
Net Asset Value, Beginning of Period                       $  27.16     $23.21        $22.93       $20.18       $14.24
                                                           --------   --------   -----------     --------     --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                                         (0.02)     (0.02)        (0.02)       (0.08)(a)    (0.07)
  Net realized and unrealized gain (loss) on investments       7.01       4.88          1.04         2.90         6.01
                                                           --------   --------   -----------     --------     --------
  Total from investment operations                             6.99       4.86          1.02         2.82         5.94
                                                           --------   --------   -----------     --------     --------
  LESS DISTRIBUTIONS:
  Distributions from net realized gain on investments         (1.83)     (0.91)        (0.74)       (0.07)          --
                                                           --------   --------   -----------     --------     --------
  Total distributions                                         (1.83)     (0.91)        (0.74)       (0.07)          --
                                                           --------   --------   -----------     --------     --------
Net increase (decrease) in net asset value                     5.16       3.95          0.28         2.75         5.94
                                                           --------   --------   -----------     --------     --------
Net Asset Value, End of Period                               $32.32     $27.16        $23.21       $22.93       $20.18
                                                           ========   ========   ===========     ========     ========
TOTAL RETURN                                                  27.08%     21.39%         4.43%       14.08%       41.64%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                       $823,036   $577,891   $   548,595     $385,325     $191,220
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                    1.15%(b)     1.16%        1.23%       1.29%(c)     1.36%
  After reimbursement and/or waiver of expenses by
    Adviser                                                    1.15%(b)     1.16%        1.23%       1.29%(c)     1.34%(d)
Ratios of net investment loss to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                   (0.09)%    (0.09)%       (0.08)%      (0.38)%      (0.57)%
  After reimbursement and/or waiver of expenses by
    Adviser                                                   (0.09)%    (0.09)%       (0.08)%      (0.38)%      (0.55)%
Portfolio Turnover                                            26.15%     30.65%        27.42%       26.64%       59.35%

---------------------------------------------

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(c)The Adviser's Fee, which affects the expense ratios, changed on December 22, 2003 from a flat fee of 0.80% of average net assets to a scaled fee arrangement of 0.80% of the first $100 million, 0.75% of the next $300 million and 0.70% over $400 million of the average daily net assets.

(d)The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.30% to 1.40% on March 1, 2003.

ASTON/RIVER ROAD SMALL-MID CAP FUND


                                                                Period
                                                                 Ended
                                                              10/31/07(a)
                                                              -----------
Net Asset Value, Beginning of Period                          $    10.00
                                                              ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                             0.01
  Net realized and unrealized loss on investments                   0.12
                                                              ----------
  Total from investment operations                                  0.13
                                                              ----------
Net increase in net asset value                                     0.13
                                                              ----------
Net Asset Value, End of Period                                $    10.13
                                                              ==========

TOTAL RETURN                                                        1.30%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                          $   10,292
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser         3.18%(c)
  After reimbursement and/or waiver of expenses by Adviser          1.50%(c)
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser        (1.43)%(c)
  After reimbursement and/or waiver of expenses by Adviser          0.25%(c)
Portfolio Turnover                                                 41.51%(b)

---------------------------------------------

(a)Aston/River Road Small-Mid Cap Fund commenced investment operations on March 29, 2007.

(b)Not Annualized.

(c)Annualized.

ASTON/VEREDUS AGGRESSIVE GROWTH FUND


                                                              Year         Year       Year       Year         Year
                                                             Ended        Ended      Ended      Ended        Ended
                                                            10/31/07     10/31/06   10/31/05   10/31/04     10/31/03
                                                            --------     --------   --------   --------     --------
Net Asset Value, Beginning of Period                        $  18.44     $  18.35   $  16.26   $  15.24     $  11.44
                                                            --------     --------   --------   --------     --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                                          (0.24)(a)    (0.22)(a)    (0.20)    (0.18)      (0.10)
  Net realized and unrealized gain (loss) on investments        5.45         0.31       2.29       1.20         3.90
                                                            --------     --------   --------   --------     --------
  Total from investment operations                              5.21         0.09       2.09       1.02         3.80
                                                            --------     --------   --------   --------     --------
  LESS DISTRIBUTIONS:
  Distribution from net realized gain on investments           (1.23)          --         --         --           --
                                                            --------     --------   --------   --------     --------
  Total distributions                                          (1.23)          --         --         --           --
                                                            --------     --------   --------   --------     --------
Net increase (decrease) in net asset value                      3.98         0.09       2.09       1.02         3.80
                                                            --------     --------   --------   --------     --------
Net Asset Value, End of Period                              $  22.42     $  18.44   $  18.35   $  16.26     $  15.24
                                                            ========     ========   ========   ========     ========
TOTAL RETURN                                                   30.01%        0.49%     12.85%      6.69%       33.10%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                        $114,803     $367,113   $549,452   $524,737     $444,207
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                     1.48%(b)     1.41%(b)     1.42%     1.43%       1.50%
  After reimbursement and/or waiver of expenses by Adviser      1.48%(b)     1.41%(b)     1.42%     1.43%       1.46%(c)
Ratios of net investment loss to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                    (1.27)%      (1.15)%    (1.06)%    (1.18)%      (0.97)%
  After reimbursement and/or waiver of expenses by Adviser     (1.27)%      (1.15)%    (1.06)%    (1.18)%      (0.93)%
Portfolio Turnover                                            126.54%      133.21%    140.04%    118.89%      159.64%

---------------------------------------------

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expense of 0.02% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(c)The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.40% to 1.49% on March 1, 2003.

ASTON/TAMRO SMALL CAP FUND


                                                                Year         Year         Year       Year       Year
                                                               Ended        Ended        Ended      Ended      Ended
                                                              10/31/07     10/31/06     10/31/05   10/31/04   10/31/03
                                                              --------     --------     --------   --------   --------
Net Asset Value, Beginning of Period                          $  19.73       $15.63       $15.25     $15.75   $  10.49
                                                              --------     --------     --------   --------   --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                   (0.08)(a)    (0.07)(a)    (0.07)(a)    (0.09)    (0.01)
  Net realized and unrealized gain (loss) on investments          2.48         4.17         1.45       1.62       5.27
                                                              --------     --------     --------   --------   --------
  Total from investment operations                                2.40         4.10         1.38       1.53       5.26
                                                              --------     --------     --------   --------   --------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment income         --           --           --         --         --
  Distributions from net realized gain on investments            (1.14)          --        (1.00)     (2.03)        --
                                                              --------     --------     --------   --------   --------
  Total distributions                                            (1.14)          --        (1.00)     (2.03)        --
                                                              --------     --------     --------   --------   --------
Net increase (decrease) in net asset value                        1.26         4.10         0.38      (0.50)      5.26
                                                              --------     --------     --------   --------   --------
Net Asset Value, End of Period                                $  20.99     $  19.73     $  15.63   $  15.25   $  15.75
                                                              ========     ========     ========   ========   ========

TOTAL RETURN                                                     12.56%       26.23%        9.16%     10.17%     50.14%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                          $235,242     $182,462     $148,950   $112,809    $60,932
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser       1.33%(b)     1.42%        1.41%      1.42%      1.44%
  After reimbursement and/or waiver of expenses by Adviser        1.30%(b)     1.30%        1.30%      1.30%      1.30%
Ratios of net investment (loss) to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser      (0.42)%      (0.51)%      (0.58)%    (0.89)%    (0.21)%
  After reimbursement and/or waiver of expenses by Adviser       (0.39)%      (0.39)%      (0.47)%    (0.77)%    (0.07)%
Portfolio Turnover                                               58.88%       58.28%       56.28%    102.56%    115.42%

---------------------------------------------

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

ASTON/RIVER ROAD SMALL CAP VALUE FUND


                                                                Year       Year       Period
                                                               Ended      Ended        Ended
                                                              10/31/07   10/31/06   10/31/05(a)
                                                              --------   --------   -----------
Net Asset Value, Beginning of Period                          $  13.46   $  10.28   $     10.00
                                                              --------   --------   -----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                                             0.05(b)     0.02           --(c)
  Net realized and unrealized gain on investments                 1.04       3.16          0.28
                                                              --------   --------   -----------
  Total from investment operations                                1.09       3.18          0.28
                                                              --------   --------   -----------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment income      (0.05)        --            --
  Distribution from net realized gain on investments             (0.13)        --            --
                                                              --------   --------   -----------
  Total Distributions                                            (0.18)        --            --
                                                              --------   --------   -----------
Net increase in net asset value                                   0.91       3.18          0.28
                                                              --------   --------   -----------
Net Asset Value, End of Period                                $  14.37   $  13.46   $     10.28
                                                              ========   ========   ===========
TOTAL RETURN                                                      8.12%     30.93%         2.80%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                          $237,695   $167,438        $6,299
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser       1.44%(e)     1.78%        2.86%(f)
  After reimbursement and/or waiver of expenses by Adviser        1.44%(e)     1.43%        1.50%(f)
Ratios of net investment loss to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser       0.38%      0.25%        (1.41)%(f)
  After reimbursement and/or waiver of expenses by Adviser        0.38%      0.60%        (0.05)%(f)
Portfolio Turnover                                               74.18%     51.63%        20.82%(d)(g)

---------------------------------------------

(a)Aston/River Road Small Cap Value Fund commenced investment operations on June 28, 2005.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Represents less than $(0.005) per share.

(d)Not Annualized.

(e)Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual expenses limitations. The interest expense is from utilizing the line of credit.

(f)Annualized

(g)Portfolio turnover rate excludes securities from processing a subscription-in-kind.

ASTON/ABN AMRO REAL ESTATE FUND


                                                              Year         Year         Year       Year       Year
                                                             Ended        Ended        Ended      Ended      Ended
                                                            10/31/07     10/31/06     10/31/05   10/31/04   10/31/03
                                                            --------     --------     --------   --------   --------
Net Asset Value, Beginning of Period                        $  19.99     $  16.23     $  14.56   $  11.52   $   9.23
                                                            --------     --------     --------   --------   --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.30(a)      0.32(a)      0.46(a)     0.44      0.40
  Net realized and unrealized gain (loss) on investments       (0.40)        5.42         2.10       3.02       2.54
                                                            --------     --------     --------   --------   --------
  Total from investment operations                             (0.10)        5.74         2.56       3.46       2.94
                                                            --------     --------     --------   --------   --------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment
    income                                                     (0.05)       (0.13)       (0.26)     (0.30)     (0.24)
  Distributions from net realized gain on investments          (4.25)       (1.85)       (0.63)     (0.12)     (0.41)
                                                            --------     --------     --------   --------   --------
  Total distributions                                          (4.30)       (1.98)       (0.89)     (0.42)     (0.65)
                                                            --------     --------     --------   --------   --------
Net increase (decrease) in net asset value                     (4.40)        3.76         1.67       3.04       2.29
                                                            --------     --------     --------   --------   --------
Net Asset Value, End of Period                              $  15.59     $  19.99     $  16.23   $  14.56   $  11.52
                                                            ========     ========     ========   ========   ========
TOTAL RETURN                                                   (1.41)%      39.19%       18.06%     30.73%     33.71%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                         $49,123      $72,506      $54,851    $72,451    $47,777
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                     1.46%(b)     1.46%(b)     1.45%      1.46%      1.56%
  After reimbursement and/or waiver of expenses by Adviser      1.37%(b)     1.37%(b)     1.37%      1.37%      1.37%
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                     1.73%        1.77%        2.91%      3.50%      4.10%
  After reimbursement and/or waiver of expenses by Adviser      1.82%        1.86%        2.99%      3.59%      4.29%
Portfolio Turnover                                             88.75%       83.15%       43.14%     24.28%     13.11%

---------------------------------------------

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2007 and October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

ASTON/VEREDUS SCITECH FUND


                                                                Year           Year        Year        Year         Year
                                                               Ended          Ended       Ended       Ended        Ended
                                                              10/31/07       10/31/06    10/31/05    10/31/04     10/31/03
                                                              --------       --------    --------    --------     --------
Net Asset Value, Beginning of Period                             $7.32          $7.11       $6.78       $7.18        $4.89
                                                              --------       --------    --------    --------     --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                   (0.12)         (0.11)      (0.11)      (0.10)       (0.05)
  Net realized and unrealized gain (loss) on investments          1.76           0.32        0.44       (0.30)        2.34
                                                              --------       --------    --------    --------     --------
  Total from investment operations                                1.64           0.21        0.33       (0.40)        2.29
                                                              --------       --------    --------    --------     --------
Net increase (decrease) in net asset value                        1.64           0.21        0.33       (0.40)        2.29
                                                              --------       --------    --------    --------     --------
Net Asset Value, End of Period                                   $8.96          $7.32       $7.11       $6.78        $7.18
                                                              ========       ========    ========    ========     ========
TOTAL RETURN                                                     22.40%          2.95%       4.71%      (5.43)%      46.83%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                            $2,816         $3,409      $4,554      $7,135       $4,314
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                       4.06%          3.07%       2.89%       2.38%        4.65%
  After reimbursement and/or waiver of expenses by Adviser        1.60%          1.60%       1.60%       1.60%        1.57%(a)
Ratios of net investment income (loss) to average net
  assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                      (3.70)%        (2.65)%     (2.59)%     (2.21)%      (4.42)%
  After reimbursement and/or waiver of expenses by Adviser       (1.23)%        (1.18)%     (1.30)%     (1.43)%      (1.34)%
Portfolio Turnover                                              164.92%        239.12%     236.92%     251.03%      492.93%

---------------------------------------------

(a)The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.50% to 1.60% on March 1, 2003.

ASTON/ABN AMRO GLOBAL REAL ESTATE FUND


                                                                Period
                                                                 Ended
                                                              10/31/07(a)
                                                              -----------
Net Asset Value, Beginning of Period                          $    10.00
                                                              ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                             0.05
  Net realized and unrealized loss on investments                   1.03
                                                              ----------
  Total from investment operations                                  1.08
                                                              ----------
Net increase in net asset value                                     1.08
                                                              ----------
Net Asset Value, End of Period                                $    11.08
                                                              ==========

TOTAL RETURN                                                       10.80%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                             $21,635
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser         2.35%(c)
  After reimbursement and/or waiver of expenses by Adviser          1.50%(c)
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser         1.30%(c)
  After reimbursement and/or waiver of expenses by Adviser          2.15%(c)
Portfolio Turnover                                                 22.83%(b)

---------------------------------------------

(a)Aston/ABN AMRO Global Real Estate Fund commenced investment operations on August 3, 2007.

(b)Not Annualized.

(c)Annualized.

ASTON/MONTAG & CALDWELL BALANCED FUND


                                                                 Year           Year         Year         Year       Year
                                                                 Ended         Ended        Ended        Ended      Ended
                                                               10/31/07       10/31/06     10/31/05     10/31/04   10/31/03
                                                              -----------     --------     --------     --------   --------
Net Asset Value, Beginning of Period                          $     17.21       $16.41       $15.81       $15.57     $14.82
                                                              -----------     --------     --------     --------   --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)                                           0.19(a)      0.18(a)      0.17(a)      0.19(a)     0.21
  Net realized and unrealized gain (loss) on investments(a)          2.82         0.87         0.67         0.30       0.78
                                                              -----------     --------     --------     --------   --------
  Total from investment operations                                   3.01         1.05         0.84         0.49       0.99
                                                              -----------     --------     --------     --------   --------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment income         (0.24)       (0.25)       (0.24)       (0.25)     (0.24)
                                                              -----------     --------     --------     --------   --------
  Total distributions                                               (0.24)       (0.25)       (0.24)       (0.25)     (0.24)
                                                              -----------     --------     --------     --------   --------
Net increase (decrease) in net asset value                           2.77         0.80         0.60         0.24       0.75
                                                              -----------     --------     --------     --------   --------
Net Asset Value, End of Period                                     $19.98       $17.21       $16.41       $15.81     $15.57
                                                              ===========     ========     ========     ========   ========

TOTAL RETURN                                                        17.63%        6.56%        5.27%        3.15%      6.79%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                              $16,703      $23,355      $48,759      $93,935   $105,669
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser          1.72%(b)     1.33%(b)     1.16%        1.13%      1.15%
  After reimbursement and/or waiver of expenses by Adviser           1.36%(b)     1.33%(b)     1.16%        1.13%      1.15%
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser(a)                                                       0.71%        1.07%        1.04%        1.18%      1.43%
  After reimbursement and/or waiver of expenses by
    Adviser()(a)                                                     1.07%        1.07%        1.04%        1.18%      1.43%
Portfolio Turnover                                                  36.25%       33.70%       33.43%       35.90%     41.18%

---------------------------------------------

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.01% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit.

ASTON BALANCED FUND


                                                               Year         Year       Year       Year       Year
                                                              Ended        Ended      Ended      Ended      Ended
                                                             10/31/07     10/31/06   10/31/05   10/31/04   10/31/03
                                                             --------     --------   --------   --------   --------
Net Asset Value, Beginning of Period                         $  10.65       $10.84     $11.32     $11.07     $10.10
                                                             --------     --------   --------   --------   --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)                                       0.12         0.12       0.16       0.14       0.13
  Net realized and unrealized gain (loss) on investments(a)      0.69         0.45       0.20       0.27       0.99
                                                             --------     --------   --------   --------   --------
  Total from investment operations                               0.81         0.57       0.36       0.41       1.12
                                                             --------     --------   --------   --------   --------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment income     (0.14)       (0.17)     (0.19)     (0.16)     (0.15)
  Distributions from net realized gain on investments           (3.35)       (0.59)     (0.65)        --         --
                                                             --------     --------   --------   --------   --------
  Total distributions                                           (3.49)       (0.76)     (0.84)     (0.16)     (0.15)
                                                             --------     --------   --------   --------   --------
Net increase (decrease) in net asset value                      (2.68)       (0.19)     (0.48)      0.25       0.97
                                                             --------     --------   --------   --------   --------
Net Asset Value, End of Period                               $   7.97     $  10.65   $  10.84   $  11.32   $  11.07
                                                             ========     ========   ========   ========   ========

TOTAL RETURN                                                    10.47%        5.33%      3.20%      3.73%     11.23%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                          $35,924      $60,831   $173,051   $230,244   $320,108
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser      1.31%(a)     1.14%(a)     1.09%     1.07%     1.07%
  After reimbursement and/or waiver of expenses by Adviser       1.31%(a)     1.14%(a)     1.09%     1.07%     1.07%
Ratios of net investment income (loss) to average net
  assets:
  Before reimbursement and/or waiver of expenses by
    Adviser(a)                                                   1.48%        1.38%      1.53%      1.20%      1.30%
  After reimbursement and/or waiver of expenses by
    Adviser(a)                                                   1.48%        1.38%      1.53%      1.20%      1.30%
Portfolio Turnover                                              60.93%       36.66%     28.76%     28.32%     47.90%

---------------------------------------------

(a)Ratios of expenses to average net assets include interest expense of less than 0.01% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006. The interest expense is from utilizing the line of credit.

ASTON/TCH FIXED INCOME FUND


                                                              Year         Year         Year       Year       Year
                                                             Ended        Ended        Ended      Ended      Ended
                                                            10/31/07     10/31/06     10/31/05   10/31/04   10/31/03
                                                            --------     --------     --------   --------   --------
Net Asset Value, Beginning of Period                           $9.62        $9.69       $10.13     $10.07     $10.06
                                                            --------     --------     --------   --------   --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)                                      0.48(a)      0.45(a)      0.42(a)     0.43      0.39
  Net realized and unrealized gain (loss) on
    investments(a)                                              0.14        (0.04)       (0.38)      0.13       0.07
                                                            --------     --------     --------   --------   --------
  Total from investment operations                              0.62         0.41         0.04       0.56       0.46
                                                            --------     --------     --------   --------   --------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment
    income                                                     (0.51)       (0.48)       (0.48)     (0.50)     (0.45)
                                                            --------     --------     --------   --------   --------
  Total distributions                                          (0.51)       (0.48)       (0.48)     (0.50)     (0.45)
                                                            --------     --------     --------   --------   --------
Net increase (decrease) in net asset value                      0.11        (0.07)       (0.44)      0.06       0.01
                                                            --------     --------     --------   --------   --------
Net Asset Value, End of Period                                 $9.73        $9.62        $9.69     $10.13     $10.07
                                                            ========     ========     ========   ========   ========

TOTAL RETURN                                                    6.56%        4.42%        0.40%      5.66%      4.58%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                         $52,662      $77,096     $138,807   $154,079   $202,021
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                     1.04%(b)(c)     0.96%(b)     0.95%     0.92%     0.92%
  After reimbursement and/or waiver of expenses by Adviser      0.73%(b)(c)     0.75%(b)     0.74%     0.74%     0.74%
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser(a)                                                  4.63%        4.45%        3.98%      4.08%      3.69%
  After reimbursement and/or waiver of expenses by
    Adviser(a)                                                  4.94%        4.66%        4.19%      4.26%      3.87%
Portfolio Turnover                                             71.61%       71.19%       41.33%     46.80%    126.94%

---------------------------------------------

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2007 and less than 0.01% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(c)The Adviser's expense reimbursement level, which effects the net expense ratio was changed from 0.74% to 0.64% on September 1, 2007.

ASTON/TCH INVESTMENT GRADE BOND FUND


                                                            Year       Year         Year       Year         Period
                                                           Ended      Ended        Ended      Ended          Ended
                                                          10/31/07   10/31/06     10/31/05   10/31/04     10/31/03(a)
                                                          --------   --------     --------   --------     -----------
Net Asset Value, Beginning of Period                         $9.14      $9.14        $9.49      $9.82          $10.08
                                                          --------   --------     --------   --------     -----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                       0.39(b)     0.34(b)     0.31       0.31(b)         0.10(b)
  Net realized and unrealized gain (loss) on investments     (0.02)      0.04        (0.29)      0.02           (0.23)
                                                          --------   --------     --------   --------     -----------
  Total from investment operations                            0.37       0.38         0.02       0.33           (0.13)
                                                          --------   --------     --------   --------     -----------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment
    income                                                   (0.43)     (0.38)       (0.37)     (0.38)          (0.13)
  Distributions from net realized gain on investments           --         --           --      (0.28)             --
                                                          --------   --------     --------   --------     -----------
  Total distributions                                        (0.43)     (0.38)       (0.37)     (0.66)          (0.13)
                                                          --------   --------     --------   --------     -----------
Net increase (decrease) in net asset value                   (0.06)        --        (0.35)     (0.33)          (0.26)
                                                          --------   --------     --------   --------     -----------
Net Asset Value, End of Period                               $9.08      $9.14        $9.14      $9.49           $9.82
                                                          ========   ========     ========   ========     ===========

TOTAL RETURN                                                  4.10%      4.25%        0.21%      3.51%          (1.24)%(c)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                        $1,629     $2,897       $3,632     $1,557            $257
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                   1.42%(e)     1.13%(e)     1.10%     1.13%(f)        1.18%(d)
  After reimbursement and/or waiver of expenses by
    Adviser                                                   0.89%(e)     0.89%(e)     0.89%     0.89%(f)        0.89%(d)
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                   3.80%      3.53%        3.21%      2.98%           2.58%(d)
  After reimbursement and/or waiver of expenses by
    Adviser                                                   4.33%      3.77%        3.42%      3.22%           2.87%(d)
Portfolio Turnover                                           57.53%     15.46%       38.87%     53.67%         105.35%

---------------------------------------------

(a)Aston/TCH Investment Grade Bond Fund -- Class N commenced operations on June 30, 2003.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Not Annualized.

(d)Annualized.

(e)Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2007 and the year ended October 31, 2006, which is not included in the contractual expense limitations. The interest expense is from utilizing the line of credit.

(f)The Adviser's fee, which affects the expense ratios, changed from 0.70% to 0.50% on March 1, 2004.

ASTON/MCDONNELL MUNICIPAL BOND FUND


                                                              Year       Year       Year       Year       Year
                                                             Ended      Ended      Ended      Ended      Ended
                                                            10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
                                                            --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period                        $  10.31     $10.25     $10.56     $10.65     $10.56
                                                            --------   --------   --------   --------   --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.38       0.36       0.34       0.34       0.37
  Net realized and unrealized gain (loss) on investments       (0.12)      0.08      (0.28)      0.06       0.09
                                                            --------   --------   --------   --------   --------
  Total from investment operations                              0.26       0.44       0.06       0.40       0.46
                                                            --------   --------   --------   --------   --------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment
    income                                                     (0.38)     (0.36)     (0.34)     (0.34)     (0.37)
  Distributions from net realized gain on investments             --      (0.02)     (0.03)     (0.15)        --
                                                            --------   --------   --------   --------   --------
  Total distributions                                          (0.38)     (0.38)     (0.37)     (0.49)     (0.37)
                                                            --------   --------   --------   --------   --------
Net increase (decrease) in net asset value                     (0.12)      0.06      (0.31)     (0.09)      0.09
                                                            --------   --------   --------   --------   --------
Net Asset Value, End of Period                              $  10.19   $  10.31   $  10.25   $  10.56   $  10.65
                                                            ========   ========   ========   ========   ========

TOTAL RETURN                                                    2.62%      4.43%      0.58%      3.85%      4.45%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                        $ 15,863    $38,595    $69,070    $61,073    $48,047
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                     1.24%(a)     1.04%(a)     1.02%     0.96%     0.90%
  After reimbursement and/or waiver of expenses by Adviser      0.73%(a)     0.50%(a)     0.50%     0.50%     0.50%
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                     3.26%      3.00%      2.75%      2.76%      3.10%
  After reimbursement and/or waiver of expenses by Adviser      3.76%      3.54%      3.27%      3.22%      3.50%
Portfolio Turnover                                             17.66%     24.60%     13.53%     54.77%     59.47%

---------------------------------------------

(a)Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2007 and October 31, 2006, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit.

ASTON/ABN AMRO INVESTOR MONEY MARKET FUND


                                                              Year       Year       Year          Year          Year
                                                             Ended      Ended      Ended         Ended         Ended
                                                            10/31/07   10/31/06   10/31/05      10/31/04      10/31/03
                                                            --------   --------   --------      --------      --------
Net Asset Value, Beginning of Period                        $   1.00      $1.00      $1.00         $1.00         $1.00
                                                            --------   --------   --------      --------      --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.05       0.04       0.02          0.01          0.01
                                                            --------   --------   --------      --------      --------
  LESS DISTRIBUTIONS FROM:
  Net investment income                                        (0.05)     (0.04)     (0.02)        (0.01)        (0.01)
  Net realized gain on investments                                --         --(a)       --           --            --
                                                            --------   --------   --------      --------      --------
Net Asset Value, End of Period                              $   1.00      $1.00      $1.00         $1.00         $1.00
                                                            ========   ========   ========      ========      ========

TOTAL RETURN                                                    4.67%      4.30%      2.36%         0.71%         0.78%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                        $ 36,959    $84,778   $117,039      $219,891      $236,811
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                     0.68%      0.61%      0.55%         0.53%         0.51%
  After reimbursement and/or waiver of expenses by Adviser      0.68%      0.61%      0.55%         0.53%         0.51%
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                     4.62%      4.18%      2.19%         0.71%         0.78%
  After reimbursement and/or waiver of expenses by Adviser      4.62%      4.18%      2.19%         0.71%         0.78%

---------------------------------------------

(a)Represents less than $0.005 per share.

General Information

If you wish to know more about Aston Funds, you will find additional information in the following documents:

SHAREHOLDER REPORTS

You will receive an unaudited semi-annual report dated April 30 and an annual report dated October 31 which is audited by an independent registered public accounting firm. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, which is incorporated into this prospectus by reference and dated February 29, 2008, as amended from time to time, is available to you without charge and can be mailed to you upon request. It contains more detailed information about the Funds.

HOW TO OBTAIN REPORTS


CONTACTING ASTON FUNDS
You can get free copies of the reports and SAI, request other information and get answers to your questions about the Funds by contacting:

Address:    Aston Funds
            P.O. Box 9765
            Providence, RI 02940

Phone:      Shareholder Services &         800 992-8151
            Fund Literature
            Investment Advisor Services    800 597-9704

Web site:   www.astonfunds.com

OBTAINING INFORMATION FROM THE SEC
You can visit the EDGAR Database on the SEC's Web site at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Funds at the SEC's Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, you can call the SEC at 202 551-8090. Also, you can obtain copies of this information after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington D.C. 20549-0102.

Investment Company Act File Number: 811-8004

[LOGO] ASTON ASSET MANAGEMENT




ASTON FUNDS
CLASS I SHARES
PROSPECTUS
FEBRUARY 29, 2008 - INSTITUTIONAL FUNDS

A DIVERSIFIED, ACTIVELY MANAGED FUND FAMILY WITH A
PROCESS-DRIVEN APPROACH TO INVESTING.


NOT FDIC INSURED. NO BANK GUARANTEE. MAY LOSE VALUE.


The Securities and Exchange Commission has not approved or disapproved these or any mutual fund's shares or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime.

ASTON FUNDS LOGO

EQUITY FUNDS                            TICKER SYMBOL

Large Cap Funds
Montag & Caldwell Growth Fund               MCGIX
Aston/ABN AMRO Growth Fund                  CTGIX
Aston/Veredus Select Growth Fund            AVISX
Aston Value Fund                            AAVIX

Equity Income Fund
Aston/River Road Dynamic Equity Income
   Fund                                     ARIDX

Mid Cap Fund
Aston/Optimum Mid Cap Fund                  ABMIX

Small-Mid Cap Fund
Aston/River Road Small-Mid Cap Fund         ARIMX

Small Cap Funds
Aston/Veredus Aggressive Growth Fund        AVEIX
Aston/TAMRO Small Cap Fund                  ATSIX
Aston/River Road Small Cap Value Fund*      ARSIX

Sector Fund
Aston/ABN AMRO Real Estate Fund             AARIX

INTERNATIONAL FUND

Aston/Neptune International Fund            ANIIX

BALANCED FUND

Montag & Caldwell Balanced Fund             MOBIX

FIXED INCOME FUNDS

Aston/TCH Fixed Income Fund                 CTBIX
Aston/TCH Investment Grade Bond Fund        IOFIX

*The Aston/River Road Small Cap Value Fund will not accept investments from new investors until further notice. See the "Shareholder Information" section for additional details, including limited exceptions.

(ASTON FUNDS LOGO)
Thank you for your interest in Aston Funds. This prospectus pertains only to Class I shares of the funds listed here in the Table of Contents. Please read this prospectus carefully and keep it for future reference.


For a list of terms with definitions that you may find helpful as you read this prospectus, please refer to the "Investment Terms" Section.

--------------------------------------------------------------------------------

Mutual fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the Federal Deposit Insurance Corporation (FDIC).
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                             Page

CATEGORIES OF ASTON FUNDS                                       4

FUND SUMMARIES
  Investment Summaries                                          5

    EQUITY FUNDS                                                5
    Large Cap Funds
    Montag & Caldwell Growth Fund                               5
    Aston/ABN AMRO Growth Fund                                  5
    Aston/Veredus Select Growth Fund                            5
    Aston Value Fund                                            6
    Equity Income Fund
    Aston/River Road Dynamic Equity Income Fund                 6
    Mid Cap Fund
    Aston/Optimum Mid Cap Fund                                  7
    Small-Mid Cap Fund
    Aston/River Road Small-Mid Cap Fund                         7
    Small Cap Funds
    Aston/Veredus Aggressive Growth Fund                        7
    Aston/TAMRO Small Cap Fund                                  8
    Aston/River Road Small Cap Value Fund                       8
    Sector Fund
    Aston/ABN AMRO Real Estate Fund                             9

    INTERNATIONAL FUND
    Aston/Neptune International Fund                            9

    BALANCED FUND
    Montag & Caldwell Balanced Fund                            10

    FIXED INCOME FUNDS
    Aston/TCH Fixed Income Fund                                10
    Aston/TCH Investment Grade Bond Fund                       11

  Principal Investment Risks                                   12
  Fund Performance                                             15
  Fund Expenses                                                23
  Additional Information Regarding Investment Strategies       25

PORTFOLIO HOLDINGS                                             29

INVESTMENT TERMS                                               30

MANAGEMENT OF THE FUNDS
    The Investment Adviser                                     32
    The Subadvisers                                            32
    The Portfolio Managers                                     34
    Management Fees                                            38

SHAREHOLDER INFORMATION
    Opening an Account                                         39
    Buying Shares                                              40
    Exchanging Shares                                          41
    Selling/Redeeming Shares                                   42
    Transaction Policies                                       45
    Account Policies and Dividends                             47
    Additional Investor Services                               48
    Compensation to Intermediaries                             48
    Portfolio Transactions and Brokerage Commissions           48

DIVIDENDS, DISTRIBUTIONS AND TAXES                             49

FINANCIAL HIGHLIGHTS                                           50

GENERAL INFORMATION                                            65

                      (This page intentionally left blank)

Categories of Aston Funds

Aston Funds (the "Trust") is an open-end management investment company that currently offers 35 separate investment portfolios, including equity, balanced, international/global, fixed income and money market funds. Class I shares of 15 of the portfolios (the "Funds") are offered in this prospectus; other funds and classes are offered under separate prospectuses.

Aston Asset Management LLC ("Aston" or "Adviser") is the investment adviser, administrator and sponsor of the Funds. Aston manages each Fund by retaining one or more subadvisers ("Subadvisers") to manage each Fund.

EQUITY FUNDS

EQUITY FUNDS invest principally in stocks and other equity securities. Equity funds have greater total return potential than many other funds, but they also have greater risk.

WHO MAY WANT TO INVEST IN EQUITY FUNDS
Equity funds may be appropriate if you:
-  seek long-term capital appreciation
- can accept higher short-term risk in return for higher long-term return potential
-  want to diversify your investments

Equity funds may not be appropriate if you want:
-  a stable share price
-  a short-term investment
-  regular income

INTERNATIONAL FUNDS

INTERNATIONAL FUNDS invest principally in stocks and other securities issued by foreign companies throughout the world. International funds invest in foreign securities that are subject to currency, regulatory, information and political risks.

WHO MAY WANT TO INVEST IN INTERNATIONAL FUNDS
International funds may be appropriate if you:
-  have a long-term investment goal
-  seek growth of capital
-  seek to diversify domestic investments with investments in foreign securities

International funds may not be appropriate if you want:
-  a stable share price
-  a high level of current income
-  a short-term investment
-  a conservative investment approach

BALANCED FUNDS

BALANCED FUNDS invest in a mix of stocks and fixed income securities and combine the benefits of both types of securities -- capital appreciation or growth from stocks and income from fixed income securities. Like most other mutual funds, the share price of a balanced fund moves up and down in response to changes in the stock market and interest rates.

WHO MAY WANT TO INVEST IN BALANCED FUNDS
Balanced funds may be appropriate if you want:
-  capital appreciation and current income
-  balanced diversified investment
-  a long-term investment

Balanced funds may not be appropriate if you want:
-  a stable share price
-  a short term investment

FIXED INCOME FUNDS

FIXED INCOME FUNDS invest in corporate and government bonds and other fixed income securities. These funds provide regular income.

WHO MAY WANT TO INVEST IN FIXED INCOME FUNDS
Fixed income funds may be appropriate if you want:
-  regular income
-  a long-term investment
-  less volatility than equity funds
-  portfolio diversification

Fixed income funds may not be appropriate if you want capital appreciation.
----------------------------------------------------------------
No single fund is intended to be a complete investment program, but individual funds can be an important part of a balanced and diversified investment program. Mutual funds have the following general risks:
-  the value of fund shares will fluctuate
-  you could lose money
-  you cannot be certain that a fund will achieve its investment objective
----------------------------------------------------------------

Investment Summaries

EQUITY FUNDS

LARGE CAP FUNDS

MONTAG & CALDWELL GROWTH FUND


INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks and convertible securities. The portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. The portfolio manager emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:
-  have a strong history of earnings growth
- are attractively priced, relative to the company's potential for above average long-term earnings and revenue growth
-  have strong balance sheets
-  have a sustainable competitive advantage
-  are currently, or have the potential to become, industry leaders
-  have the potential to outperform during market downturns

The Fund may invest in American Depositary Receipts ("ADRs") and foreign securities.

To manage risk, the portfolio manager limits sector and individual security exposure, and adheres to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: foreign securities, growth style, liquidity, manager and market risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/ABN AMRO GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term total return through a combination of capital appreciation and current income by investing primarily in a combination of stocks and bonds.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks and convertible securities. The portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. The portfolio manager emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:
-  have a strong history of earnings growth
- are attractively priced, relative to the company's potential for above average long-term earnings and revenue growth
-  have strong balance sheets
-  have a sustainable competitive advantage
-  are currently, or have the potential to become, industry leaders
-  have the potential to outperform during market downturns

The Fund may invest in ADRs and foreign securities.

To manage risk, the portfolio manager limits sector and individual security exposure, and adheres to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in this Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: foreign securities, growth style, liquidity, manager and market risks. See the next
Section,"Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/VEREDUS SELECT GROWTH FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in growth stocks of mid-cap and large-cap companies whose earnings are growing, or are expected to grow, at an accelerating rate. The portfolio managers define a mid-cap company as one having a market capitalization of between approximately $2.5 and $9 billion at the time of acquisition. The portfolio managers define a large-cap company as one having a market capitalization of approximately $9 billion or more at the time of acquisition. The portfolio managers look for inefficiencies in the market caused by inaccurate expectations (e.g., positive earnings surprises, estimate revisions). The focus is on companies that have:
-  expanding unit volume growth
-  expanding profit margin potential

-  high or improving cash flow return on investment
-  large markets with high barriers to entry

The Fund may invest in ADRs and foreign securities.

To help manage risk, the portfolio managers adhere to a strong sell discipline. In the course of implementing its principal investment strategies, the Fund will likely experience a high annual turnover rate (200% or more).

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: foreign securities, growth style, liquidity, manager, market, mid-cap company and portfolio turnover risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide total return through long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests primarily in equity securities of companies that its portfolio managers believe are undervalued compared to their perceived worth (value companies). While the Fund may invest its assets in companies of any size, the portfolio managers generally focus on companies with large capitalizations.

The portfolio managers use a bottom-up investment approach in buying and selling investments for the Fund. Security selection is based primarily on fundamental analysis in light of overall market and regulatory conditions. The portfolio managers utilize quantitative and qualitative analysis when selecting stocks for the Fund. Investment criteria may include analysis of:
-  Earnings
-  Cash flow
-  Competitive position
-  Management ability

The Fund may also invest in real estate investment trusts ("REITS"), convertible securities, preferred stocks, ADRs and Global Depository Receipts ("GDRs").

To manage risk the portfolio managers limit position sizes, diversify among sectors, and adhere to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: foreign securities, liquidity, manager, market, REIT and value style risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

EQUITY INCOME FUND

ASTON/RIVER ROAD DYNAMIC EQUITY INCOME FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide high current income and, secondarily, long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in equity securities. The Fund invests in a diversified, multi-cap portfolio of income-producing equity securities with yields that the portfolio managers believe will exceed the Russell 3000 Value Index. The Fund invests primarily in dividend paying common and convertible preferred stocks and REITs. The Fund may also invest in a broad range of convertible and non-convertible fixed-income securities, foreign stocks, ADRs, closed-end funds or other investment companies, publicly traded partnerships and royalty income trusts. Using systematic and dynamic internal research through multiple sources, the portfolio managers narrow the field of companies into a more refined working universe. The portfolio managers then employ a value-driven, bottom-up approach that seeks to identify the following characteristics:
-  high, consistent dividend yield
-  financial strength
-  attractive valuation
-  shareholder-oriented management
-  attractive business model
-  limited analyst coverage

To manage risk, the portfolio managers employ a strong sell discipline and a strategy of diversification across market sectors, capitalization size, sovereignty and security type.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: foreign securities, liquidity, manager, market, mid-cap company, REIT, small-cap company and value style risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

MID CAP FUND

ASTON/OPTIMUM MID CAP FUND


INVESTMENT OBJECTIVE

The Fund seeks long-term total return through capital appreciation by investing primarily in common and preferred stocks and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in mid-cap stocks of companies with an improving revenue and earnings growth outlook. The portfolio manager defines a mid-cap company as one having a market capitalization of between $1 and $12 billion at the time of acquisition. The portfolio manager selects approximately 40 stocks based on "bottom-up" fundamental analysis.

Important investment criteria include:
-  market share growth
-  attractive valuation
-  low relative leverage
-  focused business franchise
-  experienced management
-  strong or improving financials

The Fund may invest in foreign securities and ADRs.

The portfolio manager takes a long-term approach with a focus on maximizing after-tax returns.

To manage risk, the portfolio manager employs a valuation discipline to limit downside risk, limits position sizes and sector exposure, and adheres to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: foreign securities, growth style, liquidity, manager, market, mid-cap company, small-cap company and value style risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

SMALL-MID CAP FUND

ASTON/RIVER ROAD SMALL-MID CAP FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-and mid-cap companies with market capitalizations of less than $6 billion at the time of acquisition that the portfolio managers believe are undervalued. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund may also invest in common stock of companies with market capitalizations that exceed $6 billion, REITs, convertible securities, foreign stocks and ADRs.

Using systematic and dynamic internal research, the portfolio managers narrow the field of small- and mid-cap companies into a more refined working universe. The portfolio managers then employ a value-driven, bottom-up fundamental approach that seeks to identify the following characteristics:
-  financial strength
-  attractive valuation
-  shareholder-oriented management
-  attractive business model
-  limited analyst coverage

To manage risk, the portfolio managers employ a strategy of diversification, and adhere to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: foreign securities, liquidity, manager, market, mid-cap company, REIT, small-cap company and value style risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

SMALL CAP FUNDS

ASTON/VEREDUS AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in growth stocks of small-cap companies whose earnings are growing, or are expected to grow, at an accelerating rate. The portfolio managers define a small-cap company as one having a market capitalization of less than $2.5 billion at the time of acquisition. The portfolio managers look for inefficiencies in the market caused by inaccurate expectations (e.g., positive earnings surprises, estimate revisions). The focus is on companies that have:
-  expanding unit volume growth
-  expanding profit margin potential
-  high or improving cash flow return on investment
-  large markets with high barriers to entry

The portfolio managers may also invest in equity securities of mid-cap companies. The portfolio managers define a mid-cap company as one having a market capitalization of between approximately $2.5 to $9 billion at the time of acquisition.

The Fund may also invest in ADRs and foreign securities.

To help manage risk, the portfolio managers adhere to a strong sell discipline. In the course of implementing its principal investment strategies, the Fund will likely experience a high annual turnover rate (200% or more).

The Fund has entered into a program with ReFlow Fund LLC ("ReFlow") to provide cash liquidity for redemptions under certain circumstances. The program is described in the Funds' statement of additional information ("SAI").

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: foreign securities, growth style, liquidity, manager, market, mid-cap company, portfolio turnover and small-cap company risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/TAMRO SMALL CAP FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in a blended portfolio of growth and value stocks of small-cap companies with market capitalizations below $2.25 billion at the time of acquisition. The portfolio manager employs a bottom-up approach to selecting securities for investment. The portfolio manager emphasizes securities that the manager believes have long-term appreciation potential, but are undervalued as a result of mispricing due to short-term difficulties of the company or industry sector. The investment process involves both qualitative and quantitative evaluation.

In selecting securities, the portfolio manager looks for the following criteria:
-  attractive company fundamentals
   o differentiated product or service offering
   o capable and motivated leadership
   o financial stability
-  attractive stock valuations
-  evidence of a sustainable competitive advantage

The Portfolio Manager seeks securities that fall into three categories:
-  Leaders (best of class)
-  Laggards (companies undergoing a restructuring)
-  Innovators (dedication to introducing new products or services)

The Fund may also invest in REITs, ADRs convertible bonds, securities outside the small-cap range and cash-equivalent securities. In the course of implementing its principal investment strategies, the Fund may experience a relatively high turnover rate (150% or more).

To manage risk, the portfolio manager limits position sizes, diversifies sectors relative to the benchmark, and adheres to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: below investment grade (high yield) securities, credit, foreign securities, growth style, liquidity, manager, market, portfolio turnover, REIT, small-cap company and value style risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/RIVER ROAD SMALL CAP VALUE FUND


THIS FUND WILL NOT ACCEPT INVESTMENTS FROM NEW INVESTORS UNTIL FURTHER NOTICE. SEE THE "SHAREHOLDER INFORMATION" SECTION FOR ADDITIONAL DETAILS, INCLUDING LIMITED EXCEPTIONS.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies that the portfolio managers believe are undervalued. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The portfolio managers consider companies with market capitalizations below $5 billion at the time of acquisition to be small-cap. The Fund may also invest in mid-cap stocks, REITs, convertible securities, foreign stocks and ADRs. Using systematic and dynamic internal research, the portfolio managers narrow the field of small- and mid-cap companies into a more refined working universe. The portfolio managers employ a value- driven, bottom-up fundamental approach that seeks to identify the following characteristics:
-  attractive valuation
-  shareholder-oriented management
-  financial strength
-  attractive business model
-  limited analyst coverage

To manage risk, the portfolio managers employ a strategy of diversification, and adhere to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: foreign securities, liquidity, manager, market, mid-cap company, REIT, small-cap company and value style risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

SECTOR FUND

ASTON/ABN AMRO REAL ESTATE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide total return through a combination of growth and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in REITs and common stocks and other equity securities of U.S. and foreign companies principally engaged in the real estate sector. The portfolio managers do not invest in real estate directly. In selecting securities for the Fund, the portfolio managers analyze long-term trends in property types and geographic regions. The portfolio managers use a combination of a top-down and a bottom-up approach. The Fund is classified as non-diversified.

Top-down approach involves:
-  analyzing demographic and economic trends
- reviewing the real estate cycle to identify favorable geographic regions and property types

Bottom-up approach involves researching individual companies, focusing on companies with:
-  revenues primarily derived from real estate related activities
-  a significant portion of revenues from rental income
-  management stake in performance
-  a strong balance sheet and/or consistent earnings
-  internal growth prospects
-  potential growth from acquisition or development
-  free cash flow

The Fund may invest in ADRs.

To manage risk, the portfolio managers employ a strategy of sector and position constraints, and adhere to a strong sell discipline.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: foreign securities, liquidity, manager, market, non-diversification, REIT and sector concentration risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

INTERNATIONAL FUND

ASTON/NEPTUNE INTERNATIONAL FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in securities of non-U.S. companies located throughout the world, including emerging markets. The Fund emphasizes securities of issuers in Europe, Australasia and the Far East ("EAFE"), but may invest in securities of issuers in any country.

The portfolio manager employs a disciplined team-based investment process that combines a top-down industry sector analysis and bottom-up stock selection. The Fund invests primarily in common stocks, but may invest to a lesser degree in convertible securities, preferred stocks and other equity securities.

The investment process is based on a global sector view. The portfolio manager uses top-down analysis to evaluate key global sectors with an emphasis on macroeconomics and growth prospects for different industries. Allocation among countries or geographic areas is a residual of the investment process. Under normal circumstances, the Fund will invest in at least five countries outside of the United States.

Within the targeted sectors, individual stocks are selected based on bottom-up fundamental analysis. The portfolio manager emphasizes stocks with above-average sustainable growth rates (i.e., growth stocks). The portfolio manager seeks to identify companies with one or more of the following characteristics:
-  strong competitive position
-  market leader in industry with strong growth prospects
-  potential for future growth

The market capitalization of companies held by the Fund will be a residual of the investment process. Although the Fund may invest in companies across all market capitalizations, the investment process is biased towards mid- to large-cap stocks.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: emerging market, foreign securities, growth style, liquidity, manager, market and mid-cap company risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

BALANCED FUND

MONTAG & CALDWELL BALANCED FUND


INVESTMENT OBJECTIVE

The Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a combination of equity, fixed income and short-term securities. Generally, between 50% and 70% of the Fund's total assets will be invested in equity securities and at least 25% will be invested in fixed income securities to provide a stable flow of income. The portfolio allocation will vary based upon the portfolio manager's assessment of the return potential of each asset class. For equity investments, the portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. The portfolio manager emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:
-  have a strong history of earnings growth
- are attractively priced, relative to the company's potential for above average long-term earnings and revenue growth
-  have strong balance sheets
-  have a sustainable competitive advantage
-  are currently, or have the potential to become, industry leaders
-  have the potential to outperform during market downturns

The Fund may invest in ADRs and foreign securities.

When selecting equity securities, the portfolio manager limits sector and individual security exposure and adheres to a strong sell discipline in order to minimize risk.

When selecting fixed income securities, the portfolio manager strives to maximize total return and minimize risk primarily through actively adjusting the portfolio's duration and sector weightings. Emphasis is also placed on diversification and credit analysis.

The Fund will invest only in fixed income securities with an "A" or better rating. Investments will include:
-  U.S. government securities
-  corporate bonds
-  mortgage/asset-backed securities
-  money market securities and repurchase agreements

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: credit, foreign securities, growth style, interest rate, liquidity, manager, market, prepayment and U.S. government agency securities risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

FIXED INCOME FUNDS

ASTON/TCH FIXED INCOME FUND


INVESTMENT OBJECTIVE

The Fund seeks high current income consistent with prudent risk of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in bonds, primarily intermediate-term investment-grade fixed income securities. The Fund may invest in securities of the U.S. government and its agencies, corporate notes and bonds, mortgage- and asset-backed securities and short-term money market instruments. The portfolio managers select securities based on various methods of quantitative and fundamental analysis and research.

The portfolio managers seek to maintain an average weighted portfolio maturity of three to ten years. The portfolio managers emphasize investment grade fixed income securities, but may invest in high yield securities. The Fund may use futures, swaps and other derivatives for hedging purposes or to seek total return. See "Additional Information Regarding Investment Strategies."

The portfolio managers manage risk through ongoing monitoring of sector, quality and issuer exposures, and ongoing analysis of duration, convexity, and maturity.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: below investment grade (high yield) securities, call, credit, derivatives, foreign securities, interest rate, liquidity, manager, prepayment and U.S. government agency securities risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

ASTON/TCH INVESTMENT GRADE BOND FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide total return.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets in a diversified portfolio of investment grade fixed income securities. The Fund may invest in securities of the U.S. government and its agencies, corporate notes and bonds, mortgage- and asset-backed securities and short-term money market instruments. The portfolio managers select securities based on various methods of quantitative and fundamental analysis and research.

The portfolio managers seek to maintain an average weighted portfolio maturity of three to ten years. The portfolio managers emphasize intermediate investment grade corporate bonds. The Fund may use futures, swaps and other derivatives for hedging purposes or to seek total return. See "Additional Information Regarding Investment Strategies."

The portfolio managers manage risk through ongoing monitoring of sector, quality and issuer exposures, and ongoing analysis of duration, convexity, and maturity.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

RISKS. These principal investment risks apply to the Fund: call, credit, derivatives, foreign securities, interest rate, liquidity, manager, prepayment and U.S. government agency securities risks. See the next Section, "Principal Investment Risks," for a more detailed discussion of these risks and other principal risks common to all Funds.

Principal Investment Risks

RISKS THAT APPLY TO THE FUNDS

BELOW INVESTMENT GRADE (HIGH YIELD) SECURITIES RISK: Bonds and other fixed income securities are rated by national ratings agencies. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BB+ or lower) and their unrated equivalents are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.

CALL RISK: Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increased likelihood of a call may reduce the security's price. If a fixed income security is called, a fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

CREDIT RISK: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect a fund's share price or yield.

DERIVATIVES RISK: Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that a fund will be unable to sell the derivative because of an illiquid secondary market, the risk that a counterparty is unwilling or unable to meet its obligation, and the risk that the derivative transaction could expose a fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to a fund. The use of derivatives by a fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

EMERGING MARKET RISK: In addition to the general foreign securities risks, investing in emerging market countries is subject to a number of risks, including:
-  economic structures that are less diverse and mature than developed countries
-  less stable political systems and less developed legal systems
-  national policies that may restrict foreign investment
-  wide fluctuations in the value of investments
-  smaller securities markets making investments less liquid
-  special custody arrangements

FOREIGN SECURITIES RISK: Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

- CURRENCY RISK: The value of the securities held by a Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms.

- POLITICAL/ECONOMIC RISK: Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in a fund.

- REGULATORY RISK: In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

GROWTH STYLE RISK: Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, a fund's performance may suffer.

INTEREST RATE RISK: If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond's price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. Therefore, a fund that maintains a minimum B rating should anticipate higher interest rate risks but lower credit risks than a fund that invests in lower quality issuers.

LIQUIDITY RISK: When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect a fund's value or prevent a fund from being able to take advantage of other investment opportunities.

MANAGER RISK: The performance of a fund is dependent upon the investment adviser's skill in selecting managers and the portfolio manager's skill in making appropriate investments. As a result, a fund may underperform its benchmark or its peers.

MARKET RISK: A fund's share price can move down in response to stock market conditions, changes in the economy or changes in a particular company's stock price. An individual stock may decline in value even when the value of stocks in general is rising.

MID-CAP COMPANY RISK: Investments in mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, more limited financial resources and a more limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

NON-DIVERSIFICATION RISK: If a fund is a non-diversified, it may invest a larger percentage of its assets in a given security than a diversified fund. As a result, it may be more susceptible to a single adverse economic, political or regulatory occurrence affecting one or more issuers in which a large percentage of its assets is invested and may experience increased volatility due to its investments in those securities.

PORTFOLIO TURNOVER RISK: Frequent trading of a fund's securities may result in a higher than average level of capital gains, including short-term gains, and will result in greater transaction costs to a fund. High portfolio turnover may increase the level of short-term capital gains. To the extent distributions to shareholders are made from net short-term capital gains of a fund (i.e., net capital gain on securities held by a fund for one year or less minus any net capital losses on securities held by a fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact a fund's performance.

PREPAYMENT RISK: Mortgage-backed securities carry prepayment risk. Prices and yields of mortgage-backed securities assume that the underlying mortgages will be paid off according to a preset schedule. If the underlying mortgages are paid off early, such as when homeowners refinance as interest rates decline, a fund may be forced to reinvest the proceeds in lower yielding, higher priced securities. This may reduce a fund's total return.

REIT RISK: Securities of REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT's return may be adversely affected when interest rates are high or rising. Distributions from REITs generally are taxed as ordinary income for federal income tax purposes. See "Dividends, Distributions and Taxes."

SECTOR CONCENTRATION RISK: Investing in sector-specific funds may entail greater risks than investing in funds diversified across sectors. Because such a fund may invest in a limited number of industries within a sector, the fund may be subject to a greater level of market risk and its performance may be more volatile than a fund that does not concentrate in a specific sector.

SMALL-CAP COMPANY RISK: Investing in securities of small-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

U.S. GOVERNMENT AGENCY SECURITIES RISK: Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

VALUE STYLE RISK: Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, a fund's return may be adversely affected during a market downturn and when value stocks are out of favor.

RISK SUMMARY

The following chart compares the principal risks of investing in each Fund. More information about the risks associated with investing in Aston Funds can also be found in the SAI.

FUND                                 BELOW         CALL        CREDIT     DERIVATIVES    EMERGING     FOREIGN       GROWTH
                                   INVESTMENT                                             MARKET     SECURITIES     STYLE
                                     GRADE
                                     (HIGH
                                     YIELD)
                                   SECURITIES

Montag & Caldwell Growth                                                                                 X            X
Aston/ABN AMRO Growth                                                                                    X            X
Aston/Veredus Select Growth                                                                              X            X
Aston Value                                                                                              X
Aston/River Road Dynamic Equity
  Income                                                                                                 X
Aston/Optimum Mid Cap                                                                                    X            X
Aston/River Road Small-Mid Cap                                                                           X
Aston/Veredus Aggressive Growth                                                                          X            X
Aston/TAMRO Small Cap                  X                         X                                       X            X
Aston/River Road Small Cap Value                                                                         X
Aston/ABN AMRO Real Estate                                                                               X
Aston/Neptune International                                                                 X            X            X
Montag & Caldwell Balanced                                       X                                       X            X
Aston/TCH Fixed Income                 X            X            X            X                          X
Aston/TCH Investment Grade Bond                     X            X            X                          X

FUND                                INTEREST    LIQUIDITY     MANAGER       MARKET        MID-           NON-         PORTFOLIO
                                      RATE                                                CAP       DIVERSIFICATION    TURNOVER
                                                                                        COMPANY

Montag & Caldwell Growth                            X            X            X
Aston/ABN AMRO Growth                               X            X            X
Aston/Veredus Select Growth                         X            X            X            X                              X
Aston Value                                         X            X            X
Aston/River Road Dynamic Equity
  Income                                            X            X            X            X
Aston/Optimum Mid Cap                               X            X            X            X
Aston/River Road Small-Mid Cap                      X            X            X            X
Aston/Veredus Aggressive Growth                     X            X            X            X                              X
Aston/TAMRO Small Cap                               X            X            X                                           X
Aston/River Road Small Cap Value                    X            X            X            X
Aston/ABN AMRO Real Estate                          X            X            X                          X
Aston/Neptune International                         X            X            X            X
Montag & Caldwell Balanced             X            X            X            X
Aston/TCH Fixed Income                 X            X            X
Aston/TCH Investment Grade Bond        X            X            X

FUND                               PREPAYMENT      REIT         SECTOR         SMALL-        U.S.        VALUE
                                                             CONCENTRATION      CAP       GOVERNMENT     STYLE
                                                                              COMPANY       AGENCY
                                                                                          SECURITIES

Montag & Caldwell Growth
Aston/ABN AMRO Growth
Aston/Veredus Select Growth
Aston Value                                         X                                                      X
Aston/River Road Dynamic Equity
  Income                                            X                            X                         X
Aston/Optimum Mid Cap                                                            X                         X
Aston/River Road Small-Mid Cap                      X                            X                         X
Aston/Veredus Aggressive Growth                                                  X
Aston/TAMRO Small Cap                               X                            X                         X
Aston/River Road Small Cap Value                    X                            X                         X
Aston/ABN AMRO Real Estate                          X             X
Aston/Neptune International
Montag & Caldwell Balanced             X                                                      X
Aston/TCH Fixed Income                 X                                                      X
Aston/TCH Investment Grade Bond        X                                                      X

Fund Performance

MONTAG & CALDWELL GROWTH FUND


FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

       32.26%          22.90%  (7.07%)  (13.11%) (22.67%)  17.57%   4.39%    5.65%    8.37%    21.42%
        1998            1999     2000     2001     2002     2003     2004     2005     2006     2007

  Best quarter:          12/98    27.08%
  Worst quarter:          3/01   -15.53%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                                           1 Year    5 Years    10 Years
 ---------------------------------------------------------------------------
 Montag & Caldwell Growth Fund:(a)
   Return Before Taxes                     21.42%    11.28%      5.64%
   Return After Taxes on Distributions     18.70%    10.68%      4.86%
   Return After Taxes on Distributions
     and Sale of Fund Shares               16.95%     9.79%      4.72%
 ---------------------------------------------------------------------------
 Russell 1000 Growth Index(b)              11.81%    12.11%      3.83%
 ---------------------------------------------------------------------------

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

ASTON/ABN AMRO GROWTH FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                          CALENDAR YEAR TOTAL RETURN*

      (12.91%)         (19.11%)     21.92%       5.76%       1.33%       3.56%       4.81%
        2001             2002        2003        2004        2005        2006        2007

  Best quarter:          12/01    16.35%
  Worst quarter:          9/01   -17.64%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN*
                   (For the periods ended December 31, 2007)

                                                                     Since
                                             1 Year    5 Years    Inception(a)
 ---------------------------------------------------------------------------------
 Aston/ABN AMRO Growth Fund:(b)
   Return Before Taxes                        4.81%     7.24%         0.19%
   Return After Taxes on Distributions        0.38%     5.77%        -1.04%
   Return After Taxes on Distributions
     and Sale of Fund Shares                  8.47%     6.20%         0.04%
 ---------------------------------------------------------------------------------
 Russell 1000 Growth Index(c)                11.81%    12.11%        -3.14%
 ---------------------------------------------------------------------------------

(a)Inception of Class I shares: July 31, 2000. Index data computed from July 31, 2000.

(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

*Montag & Caldwell, Inc. became the Subadviser as of January 1, 2008. Performance prior to that date reflects the performance of a previous subadviser.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ASTON/VEREDUS SELECT GROWTH FUND


FUND PERFORMANCE

The bar chart shows the Fund's performance for the period shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

                                  24.71%
                                   2007

  Best quarter:          06/07   7.60%
  Worst quarter:         03/07   3.72%

The following table indicates how the Fund's average annual return for the calendar period compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                                                          Since
                                             1 Year    Inception(a)
 ----------------------------------------------------------------------
 Aston/Veredus Select Growth Fund:(b)
   Return Before Taxes                       24.71%       27.40%
   Return After Taxes on Distributions       18.98%       22.92%
   Return After Taxes on Distributions
     and Sale of Fund Shares                 16.78%       21.07%
 ----------------------------------------------------------------------
 Russell 1000 Growth Index(c)                11.81%       15.87%
 ----------------------------------------------------------------------

(a)Inception of Class I shares: September 11, 2006. Index data computed from August 31, 2006.

(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

ASTON VALUE FUND


FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over for the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

                21.30%                                   8.29%
                 2006                                    2007

  Best quarter:          12/06    7.90%
  Worst quarter:         12/07   -1.42%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                                                          Since
                                             1 Year    Inception(a)
 ----------------------------------------------------------------------
 Aston Value Fund:(b)
   Return Before Taxes                        8.29%       13.29%
   Return After Taxes on Distributions        6.04%       11.69%
   Return After Taxes on Distributions
     and Sale of Fund Shares                  7.25%       11.13%
 ----------------------------------------------------------------------
 Russell 1000 Value Index(c)                 -0.17%        9.87%
 ----------------------------------------------------------------------

(a)Inception of Class I shares: September 20, 2005. Index data computed from September 30, 2005.

(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ASTON/RIVER ROAD DYNAMIC EQUITY INCOME FUND


FUND PERFORMANCE


The bar chart shows how the performance of Class N shares of the Fund has varied from year-to-year over the periods shown. The returns shown are for Class N shares that are not offered in this prospectus. Class I shares are new and do not yet have a calendar year of operations. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that Class N shares and Class I shares do not have the same expenses. The annual returns of the Class N shares would be lower than the returns of the Class I shares, due to distribution fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

                25.51%                                   0.55%
                 2006                                    2007

  Best quarter:          12/06    8.18%
  Worst quarter:         12/07   -4.65%

The following table indicates the Fund's average annual returns of Class N shares of the Fund for different calendar periods compared to the returns of a broad-based securities market indices. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                    (For the period ended December 31, 2007)

                                                          Since
                                             1 Year    Inception(a)
 ----------------------------------------------------------------------
 Aston/River Road Dynamic Equity Income
   Fund -- Class N:(b)
   Return Before Taxes                        0.55%       11.46%
   Return After Taxes on Distributions       -1.24%       10.07%
   Return After Taxes on Distributions
     and Sale of Fund Shares                  1.60%        9.42%
 ----------------------------------------------------------------------
 Russell 3000 Value Index(c)(d)              -1.01%       10.12%
 ----------------------------------------------------------------------
 Russell 3000 Index(c)(d)                     5.14%       10.76%
 ----------------------------------------------------------------------

(a)Inception of Class N shares: June 28, 2005. Index data computed from June 30, 2005.

(b)Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

(d)The Fund's benchmark was changed from the Russell 3000 Index to the Russell 3000 Value Index effective June 30, 2007 as the Russell 3000 Value Index was determined to be a more appropriate broad-based index for comparison purposes.

ASTON/OPTIMUM MID CAP FUND


FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

          1.61%                      21.20%                     13.21%
           2005                       2006                       2007

  Best quarter:          12/06   12.70%
  Worst quarter:          6/05   -2.61%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                                                          Since
                                             1 Year    Inception(a)
 ----------------------------------------------------------------------
 Aston/Optimum Mid Cap Fund:(b)
   Return Before Taxes                       13.21%       12.10%
   Return After Taxes on Distributions       12.01%       11.14%
   Return After Taxes on Distributions
     and Sale of Fund Shares                 10.19%       10.38%
 ----------------------------------------------------------------------
 S&P 400 Mid-Cap Index(c)                     7.98%       11.68%
 ----------------------------------------------------------------------

(a)Inception of Class I shares: July 6, 2004. Index data computed from June 30, 2004.

(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ASTON/RIVER ROAD SMALL-MID CAP FUND


FUND PERFORMANCE

The Fund is new and does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semi-annual report.

ASTON/VEREDUS AGGRESSIVE GROWTH FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

      (43.73%)           44.87%        21.07%         2.53%        (2.15%)       12.46%
        2002              2003          2004          2005          2006          2007

  Best quarter:          6/03    26.57%
  Worst quarter:         9/02   -21.63%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                                                                     Since
                                             1 Year    5 Years    Inception(a)
 ---------------------------------------------------------------------------------
 Aston/Veredus Aggressive Growth Fund:(b)
   Return Before Taxes                       12.46%     14.63%        2.91%
   Return After Taxes on Distributions        5.24%     12.90%        1.67%
   Return After Taxes on Distributions
     and Sale of Fund Shares                 11.81%     12.30%        2.11%
 ---------------------------------------------------------------------------------
 Russell 2000 Growth Index(c)                 7.05%     16.50%       10.70%
 ---------------------------------------------------------------------------------

(a)Inception of Class I shares: October 5, 2001. Index data computed from September 30, 2001.

(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ASTON/TAMRO SMALL CAP FUND


FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

                28.33%                                   0.48%
                 2006                                    2007

  Best quarter:           3/06   19.54%
  Worst quarter:         09/07   -6.31%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                                                Since
                                   1 Year    Inception(a)
 ------------------------------------------------------------
 Aston/TAMRO Small Cap Fund:(b)
  Return Before Taxes               0.48%       10.98%
  Return After Taxes on
    Distributions                  -0.27%       10.39%
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                     1.28%        9.45%
 ------------------------------------------------------------
 Russell 2000 Index(c)             -1.57%        6.80%
 ------------------------------------------------------------

(a)Inception of Class I shares: January 4, 2005. Index data computed from December 31, 2004.

(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

ASTON/RIVER ROAD SMALL CAP VALUE FUND


THIS FUND WILL NOT ACCEPT INVESTMENTS FROM NEW INVESTORS UNTIL FURTHER NOTICE. SEE THE "SHAREHOLDER INFORMATION" SECTION FOR ADDITIONAL DETAILS INCLUDING LIMITED EXCEPTIONS.

FUND PERFORMANCE

The bar chart shows the Fund's performance for the period shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

                                 (5.72%)
                                   2007

  Best quarter:          03/07    3.28%
  Worst quarter:         12/07   -6.22%

The following table indicates the Fund's average annual return for the calendar period compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                                             Since
                                 1 Year   Inception(a)
 ---------------------------------------------------------
 Aston/River Road Small Cap
  Value Fund:(b)
  Return Before Taxes            -5.72%      -3.91%
  Return After Taxes on
    Distributions                -6.80%      -5.23%
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                  -3.31%      -3.86%
 ---------------------------------------------------------
 Russell 2000 Value Index(c)     -9.78%      -8.33%
 ---------------------------------------------------------

(a)Inception of Class I shares: December 13, 2006. Index data computed from November 30, 2006.

(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ASTON/ABN AMRO REAL ESTATE FUND

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

                36.17%                                 (18.91%)
                 2006                                    2007

  Best quarter:           3/06    14.37%
  Worst quarter:         12/07   -13.80%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                                                 Since
                                   1 Year     Inception(a)
 -------------------------------------------------------------
 Aston/ABN AMRO Real Estate
   Fund:(b)
   Return Before Taxes             -18.91%       5.76%
   Return After Taxes on
     Distributions                 -23.47%       0.49%
   Return After Taxes on
     Distributions and Sale of
     Fund Shares                    -7.99%       4.33%
 -------------------------------------------------------------
 MSCI US REIT Index(c)(d)          -16.82%       6.42%
 -------------------------------------------------------------

(a)Inception of Class I shares: September 20, 2005. Index date computed from September 30, 2005.

(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

ASTON/NEPTUNE INTERNATIONAL FUND


FUND PERFORMANCE

The Fund is new and does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semi-annual report.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MONTAG & CALDWELL BALANCED FUND


FUND PERFORMANCE


The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

       13.10%          (0.50%)   (5.27%)  (12.10%)   11.95%     3.40%     3.61%     6.43%    15.51%
        1999            2000      2001      2002      2003      2004      2005      2006      2007

  Best quarter:          12/99   10.80%
  Worst quarter:          3/01   -9.09%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of broad-based securities market indices. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                                                     Since
                             1 Year    5 Years    Inception(a)
 -----------------------------------------------------------------
 Montag & Caldwell
   Balanced Fund:(b)
   Return Before Taxes       15.51%     8.08%        3.64%
   Return After Taxes on
     Distributions           15.11%     7.62%        2.85%
   Return After Taxes on
     Distributions and
     Sale of Fund Shares     10.29%     6.79%        2.71%
 -----------------------------------------------------------------
 S&P 500 Index(c)             5.49%    12.82%        3.65%
 -----------------------------------------------------------------
 Lehman Brothers U.S.
   Government Credit Bond
   Index(c)                   7.23%     4.44%        5.64%
 -----------------------------------------------------------------
 60% S&P 500 Index/40%
   Lehman Brothers U.S.
   Government Credit Bond
   Index(c)                   6.34%     9.52%        4.73%
 -----------------------------------------------------------------

(a)Inception of Class I shares: December 31 1998. Index data computed from December 31, 1998.

(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

ASTON/TCH FIXED INCOME FUND


FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                          CALENDAR YEAR TOTAL RETURN*

        7.73%            6.69%       4.16%       4.84%       1.61%       6.65%       4.43%
        2001             2002        2003        2004        2005        2006        2007

  Best quarter:          9/01    4.17%
  Worst quarter:         6/04   -2.47%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN*
                   (For the periods ended December 31, 2007)

                                                                     Since
                                             1 Year    5 Years    Inception(a)
 ---------------------------------------------------------------------------------
 Aston/TCH Fixed Income Fund:(b)
   Return Before Taxes                       4.43%      4.33%        5.72%
   Return After Taxes on Distributions       2.42%      2.46%        3.64%
   Return After Taxes on Distributions
     and Sale of Fund Shares                 2.85%      2.59%        3.63%
 ---------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Bond
   Index(c)                                  6.97%      4.42%        6.36%
 ---------------------------------------------------------------------------------

(a)Inception of Class I shares: July 31, 2000. Index data computed from July 31, 2000.

(b)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(c)Reflects no deduction for taxes, expenses or fees.

 * Taplin, Canida & Habacht Inc. became the Subadviser as of December 1, 2006. Performance prior to that date reflects the performance of a previous investment adviser.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ASTON/TCH INVESTMENT GRADE BOND FUND


FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance. The Trust Class and Class B shares of the Independence One Fixed Income Fund and the Class A and Class B shares of the Independence One U.S. Government Securities Fund were reorganized into Class I shares of the Fund on June 15, 2002. Performance figures shown below include the performance of the Trust Class of Independence One Fixed Income Fund.

                          CALENDAR YEAR TOTAL RETURN*

        7.77%         (0.27%)   8.42%    7.88%    9.21%    2.21%    2.83%    1.42%    4.34%    4.67%
        1998            1999     2000     2001     2002     2003     2004     2005     2006     2007

  Best quarter:          9/02    5.18%
  Worst quarter:         6/04   -2.41%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN*
                   (For the periods ended December 31, 2007)

                                           1 Year    5 Years    10 Years
 ---------------------------------------------------------------------------
 Aston/TCH Investment Grade Bond Fund:(a)
   Return Before Taxes                     4.67%      3.09%      4.80%
   Return After Taxes on Distributions     2.86%      1.39%      2.72%
   Return After Taxes on Distributions
     and Sale of Fund Shares               3.01%      1.67%      2.85%
 ---------------------------------------------------------------------------
 Lehman Brothers U.S. Intermediate
   Aggregate Bond Index(b)                 7.02%      4.22%      5.83%
 ---------------------------------------------------------------------------

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

*Taplin, Canida & Habacht Inc. became the Subadviser as of December 1, 2006. Performance prior to that date reflects the performance of previous investment advisers.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Expenses

As an investor in the Funds, you pay certain indirect fees and expenses, which are described in the table below.

SHAREHOLDER FEES
As a benefit of investing in Class I shares of Aston Funds, you do not incur any sales loads or exchange fees and generally no redemption fees. HOWEVER, A REDEMPTION FEE OF 2.00% OF THE AMOUNT REDEEMED IS CHARGED ON CERTAIN REDEMPTIONS WITHIN 90 DAYS OF PURCHASE TO SHAREHOLDERS OF ASTON/ABN AMRO REAL ESTATE FUND AND ASTON/NEPTUNE INTERNATIONAL FUND UNLESS AN EXCEPTION IS AVAILABLE. See "Redemption Fees" in the "Shareholder Information" Section later in this prospectus for more details.

ANNUAL FUND OPERATING EXPENSES
Operating expenses are the normal costs of operating any mutual fund. These expenses are not charged directly to investors. They are paid from a Fund's assets and are expressed as an expense ratio, which is a percentage of average daily net assets.

                                                                          ACQUIRED
                                                                          FUND FEES    TOTAL                    NET
                                              MANAGEMENT    OTHER            AND      EXPENSE         FEE     EXPENSE
FUND(A)                                          FEES      EXPENSES       EXPENSES     RATIO        WAIVERS    RATIO
Montag & Caldwell Growth                         0.68%       0.12%(c)         --%       0.80%           --%    0.80%
Aston/ABN AMRO Growth                            0.70        0.14(c)          --        0.84            --     0.84
Aston/Veredus Select Growth                      0.80        0.47(c)        0.01        1.28(e)(f)   (0.22)    1.06(b)(f)
Aston Value                                      0.80        0.11             --        0.91         (0.09)    0.82(b)
Aston/River Road Dynamic Equity Income           0.70        0.58(c)(d)     0.06        1.34(e)(f)   (0.23)    1.11(b)(f)
Aston/Optimum Mid Cap                            0.73        0.17(c)        0.01        0.91(e)(f)      --     0.91(f)
Aston/River Road Small-Mid Cap                   1.00        1.93(d)        0.01        2.94(e)(f)   (1.68)    1.26(b)(f)
Aston/Veredus Aggressive Growth                  1.00        0.20(c)          --        1.20            --     1.20(e)(g)
Aston/TAMRO Small Cap                            0.90        0.17(c)        0.01        1.08(e)(f)   (0.02)    1.06(b)(f)
Aston/River Road Small Cap Value                 0.90        0.29(c)(d)     0.02        1.21(e)(f)      --     1.21(f)
Aston/ABN AMRO Real Estate                       1.00        0.21(c)          --        1.21         (0.09)    1.12(b)
Aston/Neptune International                      1.00        1.39(d)          --        2.39         (1.37)    1.02(b)
Montag & Caldwell Balanced                       0.75        0.71(c)        0.01        1.47(e)(f)      --     1.47(f)(g)(h)
Aston/TCH Fixed Income                           0.55        0.24(c)        0.02        0.81(e)(f)   (0.30)    0.51(b)(f)(h)
Aston/TCH Investment Grade Bond                  0.50        0.67           0.02        1.19(e)(f)   (0.53)    0.66(b)(f)

(a)All Funds except Montag & Caldwell Growth Fund, Aston/ABN AMRO Growth Fund and Aston/Neptune International Fund offer two classes of shares that invest in the same portfolio of securities. Montag & Caldwell Growth Fund and Aston/ABN AMRO Growth Fund offer three classes of shares. Aston/Neptune International Fund offers one class of shares. Shareholders of Class I shares are not subject to a 12b-1 distribution plan; shareholders of Class N and R shares are subject to a 12b-1 distribution plan; therefore, expenses and performance figures will vary between the classes. The information set forth in the table above and the example below relates only to Class I shares, which are offered in this prospectus. Class N and R shares are offered in separate prospectuses.

(b)Aston is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2009 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). As shown in the table, expenses would be higher without such agreement. For a period of three years subsequent to the commencement of operations of the Aston/River Road Small-Mid Cap Fund on March 29, 2007 and the Aston/Neptune International Fund on August 6, 2007, Aston is entitled to be reimbursed by each Fund for previously waived fees and reimbursed expenses to the extent that each Fund's expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

(c)Other expenses have been restated to reflect the current expense structure.

(d)Other expenses are estimated for the current fiscal year.

(e)Total expenses are the sum of the Fund's direct annual operating expenses and the Fund's indirect fees and expenses from investments in other investment companies (acquired fund fees and expenses).

(f)The expense ratio may not equal a Fund's ratio of expenses to average net assets before reimbursement and/or waiver of expenses by the Adviser in the "Financial Highlights" Section, which reflects the operating expenses of the Funds (including interest expenses) and does not include fees and expenses from investments in other investment companies (acquired funds).

(g)The expense ratio does not include interest expense incurred by the Aston/Veredus Aggressive Growth Fund and Montag & Caldwell Balanced Fund from utilizing a line of credit. If interest expense was included, the net expense ratio for each Fund would be 1.22% and 1.48%, respectively.

(h)Effective November 1, 2006, the Adviser agreed to voluntarily waive management fees and/or reimburse expense so that the net expense ratio for the Aston/Montag & Caldwell Balanced Fund is no more than 1.10% of the Fund's average daily net assets. Effective September 1, 2007, the Adviser agreed to voluntarily waive management fees and/or reimburse expenses so that the net expense ratio for the Aston/TCH Fixed Income Fund is no more than 0.39% of the Fund's average daily net assets. These voluntary waivers do not include fees and expenses from investment in other investment companies (acquired funds) or interest expense. The Adviser may terminate such voluntary waivers/reimbursements at any time.

EXAMPLE
This hypothetical example shows the operating expenses you would incur as a shareholder if you invested $10,000 in a Fund over the time periods shown and you redeem all your shares at the end of the period. The example assumes you reinvested all dividends and distributions, that the average annual return was 5%, that operating expenses remained the same and expenses were capped for one year in each period as noted below. The example is for comparison purposes only and does not represent a Fund's actual or future expenses and returns.

FUND                                                         1 YEAR         3 YEARS         5 YEARS         10 YEARS
Montag & Caldwell Growth                                      $ 82          $  255          $  444           $  990
Aston/ABN AMRO Growth                                           86             268             466            1,037
Aston/Veredus Select Growth(a)                                 108             384             681            1,526
Aston Value(a)                                                  84             281             495            1,111
Aston/River Road Dynamic Equity Income(a)                      113             402             712            1,593
Aston/Optimum Mid Cap                                           93             290             504            1,120
Aston/River Road Small-Mid Cap(a)                              128             751           1,400            3,141
Aston/Veredus Aggressive Growth                                122             381             660            1,455
Aston/TAMRO Small Cap(a)                                       108             341             594            1,315
Aston/River Road Small Cap Value                               123             384             665            1,466
Aston/ABN AMRO Real Estate(a)                                  114             375             656            1,458
Aston/Neptune International(a)                                 104             614             N/A              N/A
Montag & Caldwell Balanced                                     150             465             803            1,757
Aston/TCH Fixed Income(a)                                       52             229             420              974
Aston/TCH Investment Grade Bond(a)                              67             325             603            1,396

(a)Includes one year of capped expenses in each period.

Additional Information Regarding Investment Strategies

The investment policies of Aston/River Road Dynamic Equity Income Fund, Aston/Optimum Mid Cap Fund, Aston/River Road Small-Mid Cap Fund, Aston/TAMRO Small Cap Fund, Aston/River Road Small Cap Value Fund, Aston/ABN AMRO Real Estate Fund, Aston/Neptune International Fund, Aston/TCH Fixed Income Fund and Aston/TCH Investment Grade Bond Fund, relating to the type of securities in which 80% of each Fund's assets must be invested may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days' notice of such changes.

In addition to the principal investment strategies described in the Fund Summaries, there may be times when the Funds use secondary investment strategies in seeking to achieve their investment objectives. Information regarding such secondary strategies, as well as additional information regarding certain principal strategies, is shown below.

ADRS/EDRS/GDRS
A Fund may invest in foreign securities in the form of depositary receipts and/or securities traded directly on U.S. exchanges. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include ADRs which are traded on U.S. exchanges and are U.S. dollar-denominated, European Depositary Receipts ("EDRs"), which are traded on European exchanges and may not be denominated in the same currency as the security they represent, and Global Depositary Receipts ("GDRs"), which are issued globally and evidence a similar ownership arrangement.

Although ADRs, EDRs and GDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, EDRs or GDRs rather than directly in securities of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject. A Fund may invest in ADRs sponsored or unsponsored by the issuer of the underlying security. In the case of an unsponsored ADR, a Fund may bear higher expenses and encounter greater difficulty in receiving shareholder communications than they would have with a sponsored ADR.

ASSET-BACKED SECURITIES
Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of notes or pass through certificates. Asset-backed securities have prepayment risks.

BELOW INVESTMENT GRADE (HIGH YIELD) SECURITIES
Below investment grade (high yield) securities are lower rated, higher yielding securities issued by corporations. They are generally rated below investment-grade (i.e., Ba1/BB+ and below) by national bond rating agencies or, if unrated, are judged by the adviser or subadviser to be of equivalent quality. They are considered speculative and are sometimes called "junk bonds."

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities. CMOs carry general fixed income securities risks and risks associated with mortgage-backed securities.

COMMERCIAL PAPER
Commercial paper are short-term fixed income securities issued by banks, corporations and other borrowers. There is the risk that the issuer of the commercial paper will not be able to make principal and/or interest payments. Commercial paper may include securities issued in reliance on the private placement exemption under Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is generally sold to an institutional investor, such as a Fund, that agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) commercial paper must similarly be in an exempt transaction.

CONVERTIBLE SECURITIES
Convertible securities are fixed income or equity securities that pay interest or dividends and that may be exchanged on certain terms into common stock of the same corporation.

Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. There is the risk that the issuer of the security will not be able to make principal and/or interest payments as well as the risk that the holder of the security may not take advantage of the convertible features in the appropriate time frame.

CORPORATE DEBT SECURITIES
Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans made to companies.

The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

DEBENTURES
Debentures are bonds or promissory notes that are secured by the general credit of the issuer, but not secured by specific assets of the issuer. There is the risk that the issuer of the security will not be able to make principal and/or interest payments.

DEFENSIVE STRATEGY
There may be times when a Fund takes temporary positions that may not achieve its investment objective or follow its principal investment strategies for defensive reasons. This includes investing all or a portion of its total assets in cash or cash equivalents, such as money market securities and repurchase agreements. Although a Fund would do this in seeking to avoid losses, following a defensive strategy could reduce the benefit from any market upswings.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

DERIVATIVES
The Funds may engage in derivatives primarily for hedging purposes, to maintain liquidity or in anticipation of changes in portfolio composition. Derivatives have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts, swaps and related products.

Hedging involves using derivatives to offset a potential loss in one position by establishing an interest in an opposite position. Any loss generated by the derivative should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. A Fund may realize a loss if interest rates, security prices or indices move in the opposite direction than the portfolio manager anticipates.

Funds subadvised by TCH may use derivatives for hedging purposes and to seek total return. Derivatives used by the TCH Funds consist primarily of futures contracts, interest rate swaps and credit default swaps. Derivatives will be used to hedge interest rate risk and credit risk. Derivatives may also be used to seek exposure to asset classes in which the Funds are authorized to invest. For example, derivatives may provide exposure to specific credits that are not available in the cash markets, or may provide more efficient access to such credits. Derivatives will not be used to seek exposure to asset classes that the TCH Funds may not invest in directly and will not be used for leverage purposes. The net notional (or market exposure) of derivatives instruments will not exceed the net assets of the Fund.

EQUITY SECURITIES
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value may increase with the value of the issuer's business. Types of equity securities include common stocks, preferred stocks, warrants and rights, convertible securities and other securities that represent underlying local shares, such as depositary receipts.

FIXED INCOME SECURITIES
Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. The Equity Funds may invest in fixed income securities to offset the volatility of the stock market. Fixed income securities provide a stable flow of income for a Fund.

FOREIGN SECURITIES
Foreign Securities are securities issued by corporations, governments and other issuers located outside the United States. Foreign securities are subject to additional risks.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

OTHER INVESTMENT COMPANIES
The Funds may invest in securities of other investment companies, including exchange-traded funds ("ETFs") and closed-end funds. An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in other investment companies typically reflect the risk of the types of securities in which the funds invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company's fees and expenses as well as their share of the Fund's fees and expenses.

PREFERRED STOCKS
Preferred stocks are stocks that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets, but are subordinate to the claims of all creditors.

PUBLICLY TRADED PARTNERSHIPS
A Fund may invest in equity securities of publicly traded partnerships ("PTPs") that are taxed as partnerships for federal income tax purposes. These include master limited partnerships ("MLPs") and certain other partnerships that meet conditions contained in the Internal Revenue Code of 1986, as amended (the "Code"). In order to be treated as a partnership for federal income tax purposes, a PTP must generally derive a substantial amount of its income and capital gains from certain sources, including from the exploration, development, mining or production, processing, refining, transportation or marketing of minerals or natural resources. Other PTPs may be treated as partnerships for federal income tax purposes if certain other limited exceptions under the Code apply. PTPs are typically organized as either limited partnerships or limited liability companies and are listed and traded on a U.S. securities exchange. PTPs typically pay distributions to their shareholders in the form of return of capital.

REITS
Real estate investment trusts ("REITs") are generally publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other commercial spaces. REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. "Equity" REITs invest primarily in real estate that produces income from rentals. "Mortgage" REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. REITs issue stocks and most REIT stocks trade on the major stock exchanges or over-the-counter.

REPURCHASE AGREEMENTS
Repurchase agreements, or repos, are transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, a Fund may incur a loss if the value of the security should decline, as well as any disposition costs in liquidating the security.

ROYALTY INCOME TRUSTS
A Fund may invest in royalty income trusts. Royalty income trusts can be organized in a variety of ways in the U.S., Canada and other countries. Beneficial units in royalty and income trusts generally represent a profits interest in the production of oil or other minerals.

RULE 144A SECURITIES
Rule 144A securities are restricted securities that can be sold to qualified institutional buyers under the Securities Act of 1933, as amended. Investing in Rule 144A securities may increase the illiquidity of a Fund's investments in the event that an adequate trading market does not exist for these securities. To the extent there is an adequate trading market for lower-rated securities, Rule 144A securities generally are not subject to an increase in illiquidity.

U.S. GOVERNMENT SECURITIES
These are fixed income obligations of the U.S. government and its various agencies. U.S. government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government's full faith and credit backing on principal or interest payments. Some securities are backed by the issuer's right to borrow from the U.S. Treasury and some, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy. This guarantee, however, does not extend to the market price for such securities which can fluctuate.

OTHER INVESTMENT STRATEGIES

FUND                            ADRS/EDRS/GDRS   ASSET/MORTGAGE     BELOW         CMOS      COMMERCIAL   CONVERTIBLE   CORPORATE
                                                     BACKED       INVESTMENT                  PAPER      SECURITIES       DEBT
                                                   SECURITIES       GRADE                      AND                     SECURITIES
                                                                    (HIGH                   SECURITIES
                                                                    RISK)                       OF
                                                                  SECURITIES                  OTHER
                                                                                            INVESTMENT
                                                                                            COMPANIES

Montag & Caldwell Growth             X                                                          X            XP            X
Aston/ABN AMRO Growth                X                                                          X            XP            X
Aston/Veredus Select Growth          X                                                          X            X
Aston Value                          X                                                          X            X
Aston/River Road Dynamic
 Equity Income                       X                                                          X            XP
Aston/Optimum Mid Cap                X                                                          X            XP            X
Aston/River Road Small-Mid Cap       X                                                          X            X
Aston/Veredus Aggressive
 Growth                              X                                                          X            X
Aston/TAMRO Small Cap                X                                X                         X            X
Aston/River Road Small Cap
 Value Fund                          X                                                          X            X
Aston/ABN AMRO Real Estate           X                                                          X
Aston/Neptune International          XP                                                         X            X
Montag & Caldwell Balanced           X                XP                           X            X            XP            XP
Aston/TCH Fixed Income                                XP              X            X            X            X             XP
Aston/TCH Investment Grade
 Bond                                                 XP                           X            X            X             XP

FUND                            DEBENTURES   DEFENSIVE      DEMAND      DERIVATIVES     EQUITY       FIXED       FOREIGN
                                              STRATEGY    INSTRUMENTS     (E.G.,      SECURITIES     INCOME     SECURITIES
                                                                         OPTIONS,                  SECURITIES
                                                                         FORWARDS,
                                                                         FUTURES,
                                                                          SWAPS)

Montag & Caldwell Growth            X            X                          X             XP           X            X
Aston/ABN AMRO Growth               X            X                          X             XP           X            X
Aston/Veredus Select Growth         X            X                          X             XP                        X
Aston Value                                      X                          X             XP                        X
Aston/River Road Dynamic
 Equity Income                                   X                          X             XP           X            X
Aston/Optimum Mid Cap               X            X                          X             XP           X            X
Aston/River Road Small-Mid Cap                   X                          X             XP                        X
Aston/Veredus Aggressive
 Growth                             X            X                          X             XP                        X
Aston/TAMRO Small Cap                            X                          X             XP                        X
Aston/River Road Small Cap
 Value Fund                                      X                          X             XP                        X
Aston/ABN AMRO Real Estate                       X                          X             XP                        XP
Aston/Neptune International                      X                          X             XP                        XP
Montag & Caldwell Balanced          X            X                          X             XP           XP           X
Aston/TCH Fixed Income              XP           X                          X                          XP           X
Aston/TCH Investment Grade
 Bond                               X            X            X             X                          XP           X

FUND                            PREFERRED      PUBLICLY        REIT      REPURCHASE    ROYALTY        RULE         U.S.
                                  STOCKS        TRADED                   AGREEMENTS     INCOME        144A      GOVERNMENT
                                             PARTNERSHIPS                               TRUSTS     SECURITIES   SECURITIES

Montag & Caldwell Growth            X                                        X                         X            X
Aston/ABN AMRO Growth               X                                        X                         X            X
Aston/Veredus Select Growth         X                                        X                         X            X
Aston Value                         X                           X            X                         X            X
Aston/River Road Dynamic
 Equity Income                      X             X             XP           X            X            X            X
Aston/Optimum Mid Cap               XP                                       X                         X            X
Aston/River Road Small-Mid Cap      X                           X            X                         X            X
Aston/Veredus Aggressive
 Growth                             X                                        X                         X            X
Aston/TAMRO Small Cap               X                           X            X                         X            X
Aston/River Road Small Cap
 Value Fund                         X                           X            X                         X            X
Aston/ABN AMRO Real Estate                                      XP           X                         X            X
Aston/Neptune International         X                                        X                         X            X
Montag & Caldwell Balanced          X                                        X                         X            XP
Aston/TCH Fixed Income                                                       X                         X            XP
Aston/TCH Investment Grade
 Bond                                                                        X                         X            XP

X = Investment strategy applicable to a Fund.

P = Components of a Fund's principal investment strategy.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the SAI and on our Web site at www.astonfunds.com.

Investment Terms

The following is a list of terms with definitions that you may find helpful as you read this prospectus.

BANK DEPOSITS. Cash, checks or drafts deposited in a financial institution for credit to a customer's account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days' notice before withdrawal.

BOTTOM-UP INVESTING. An investing approach in which securities are researched and chosen individually with less consideration given to economic or market cycles.

CONVEXITY. Convexity is a measure of how the duration of a bond changes as interest rates change. The greater the convexity of a bond, the greater the exposure of interest rate risk to the portfolio.

CORPORATE BONDS. Fixed income securities issued by corporations.

DIVERSIFICATION. The practice of investing in a broad range of securities to reduce risk.

DURATION. A calculation of the average life of a bond (or portfolio of bonds) that is a useful measure of a bond's price sensitivity to interest rate changes. The higher the duration number, the greater the risk and reward potential of the bond.

EMERGING MARKETS. Countries whose economy and securities markets are considered by the World Bank to be emerging or developing. Emerging market countries may be located in such regions as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.

EXPENSE RATIO. A fund's cost of doing business, expressed as a percentage of its net assets and disclosed in a prospectus.

GROWTH AT A REASONABLE PRICE (GARP): GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company's earnings growth rate. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund's performance may suffer.

GROWTH STYLE INVESTING. An investing approach that involves buying stocks of companies that are generally industry leaders with above-average, sustainable growth rates. Typically, growth stocks are the stocks of the fastest growing companies in the most rapidly growing sectors of the economy. Growth stock valuation levels (e.g., price-to-earnings ratio) will generally be higher than value stocks.

INVESTMENT OBJECTIVE. The goal that an investor and a mutual fund seek together. Examples include current income, total return, long-term capital appreciation, etc.

ISSUER. The company, municipality or government agency that issues a security, such as a stock, bond or money market security.

LARGE-CAP STOCKS. Stocks issued by large companies. Unless otherwise defined by a portfolio manager, subadviser or the adviser, a large-cap company is defined as one with a market capitalization of $5 billion or more. Typically, large-cap companies are established, well-known companies; some may be multinationals.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX. An unmanaged index representing more than 5,000 taxable government, investment-grade corporate and mortgage-backed securities.

LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT BOND INDEX. An unmanaged index that includes U.S. Government and investment-grade corporate securities with at least one year to maturity.

LEHMAN BROTHERS INTERMEDIATE U.S. AGGREGATE BOND INDEX. An unmanaged index generally representative of investment grade debt issues with maturities between three and ten years.

LIMITED PARTNERSHIPS. A business organization with one or more general partners who manage the business and are personally liable for the partnership's debts, and one or more limited partners who are liable only to the extent of their investment in the partnership.

MANAGEMENT FEE. The amount that a mutual fund pays to the investment adviser for its services.

MARKET CAPITALIZATION. Value of a corporation or other entity as determined by the market price of its securities.

MID-CAP STOCKS. Stocks issued by mid-sized companies. Unless otherwise defined by a portfolio manager, subadviser or the adviser, a mid-cap company is defined as one with a market capitalization between $1.5 billion and $5 billion, which is similar to the range of the Standard & Poor's MidCap 400 Index (S&P 400).

MONEY MARKET SECURITIES. Short-term fixed income securities of federal and local governments, banks and corporations.

MSCI EAFE AND EMERGING MARKETS INDEX. The Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East and Emerging Markets Index, is designed to measure market performance in the global developed and emerging markets excluding the U.S. and Canada.

MSCI U.S. REIT INDEX. An unmanaged index that tracks the returns of REITs.

MULTI-CAP STRATEGY. A multi-cap strategy invests in the equity securities of issuers of any market capitalization, and generally will hold securities of issuers representing a range of sizes.

MUTUAL FUND. An investment company that stands ready to buy back its shares at their current net asset value. Most mutual funds continuously offer new shares to investors.

NET ASSET VALUE (NAV). The per share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once a day.

RISK/REWARD TRADE-OFF. The principle that an investment must offer higher potential returns as compensation for the likelihood of increased volatility.

RUSSELL 1000 GROWTH INDEX. An unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000 VALUE INDEX. An unmanaged index comprised of securities in the Russell 1000 Index. Companies in this index tend to exhibit lower price-to-book ratios and lower cost-to-growth values.

RUSSELL 2000 INDEX. An unmanaged index that contains the 2,000 smallest common stocks in the Russell 3000 Index (which contains the 3,000 largest stocks in the U.S. based on total market capitalization).

RUSSELL 2000 GROWTH INDEX. An unmanaged index comprised of securities in the Russell 2000 Index with a greater than average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios.

RUSSELL 2500 VALUE INDEX. An unmanaged index comprised of the 2,500 smallest companies (measured by market capitalization) in the Russell 3000 Index. The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth.

RUSSELL 3000 INDEX. An unmanaged index that contains the 3,000 largest U.S. companies based on total market capitalization.

RUSSELL 3000 VALUE INDEX. An unmanaged index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth.

SMALL-CAP STOCKS. Stocks issued by smaller companies. Unless otherwise defined by a portfolio manager, subadviser or the adviser, a small-cap company is defined as one with a market capitalization of less than $1.5 billion, which approximates the size of the largest company in the Russell 2000 Index.

STANDARD & POOR'S (S&P) 500 INDEX. An unmanaged index of 500 widely traded industrial, transportation, financial and public utility stocks.

S&P 400 MID-CAP INDEX. An unmanaged market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

TOP-DOWN INVESTING. An investing approach in which securities are chosen by looking at the industry or sector level based on market trends and/or economic forecasts.

TOTAL RETURN. A measure of a fund's performance that encompasses all elements of return: dividends, capital gains distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming investment of dividends and capital gains distributions, expressed as a percentage of the initial investment.

VALUE STYLE INVESTING. An investing approach that involves buying stocks that are out of favor and/or undervalued compared to their peers. Generally, value stock valuation levels are lower than growth stock valuation levels.

YANKEE BONDS. Dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

YIELD. A measure of net income (dividends and interest) earned by the securities in a fund's portfolio, less a fund's expenses, during a specified period. A fund's yield is expressed as a percentage of the maximum offering price per share on a specified day.

ZERO-COUPON BONDS. Debt securities that do not pay interest at regular intervals and are issued at a discount from face value. The discount approximates the total amount of interest the bond will accrue from the date of issuance to maturity.

Management of the Funds

THE INVESTMENT ADVISER

ASTON ASSET MANAGEMENT LLC
Aston Asset Management LLC, 120 N. LaSalle Street, 25th Floor, Chicago, Illinois 60602, is the investment adviser to the Funds. Aston, a majority owned subsidiary of Highbury Financial Inc., was formed for the purpose of acquiring the mutual fund and separately managed account business of ABN AMRO Asset Management, Inc. and its affiliates ("ABN AMRO"). More information on Highbury Financial Inc. is available in the SAI. Aston was formed in April 2006 and as of December 31, 2007, Aston had approximately $5.1 billion in assets under management.

Aston provides investment advisory, mutual fund administration and distribution-related services to the Aston Funds. Aston manages each Fund by selecting one or more other investment managers to manage the Fund's portfolio on a sub-advisory basis. Aston is responsible for identifying and selecting the Fund's investment managers, monitoring the performance of such managers, and terminating managers.

Aston and the Aston Funds have received from the SEC an exemptive order that allows Aston to allocate and reallocate the assets of the Fund between and among any subadvisers so selected pursuant to a "manager of managers" structure. Under this structure, Aston has the authority to retain and terminate subadvisers, engage new subadvisers and make material revisions to the terms of the subadvisory agreements subject to the approval of the Board of Trustees, but not shareholder approval.

GENERAL
As the investment adviser to the Funds, Aston is paid an annual management fee based on the average daily net assets of a Fund. Out of its fee, Aston pays the subadviser(s) of each Fund. The table, later in this "Management of the Funds" Section, shows the management fees paid by each Fund to Aston for the most recent fiscal year.

The investment advisory agreement with Aston may be terminated at any time by the Fund or Aston upon 60 days' written notice to the other party. A Fund may effect termination by an action of the Board of Trustees or by a vote of a majority of the Fund's outstanding voting securities.

A discussion regarding the Board's basis for approving the investment advisory agreement for each Fund other than the Aston/River Road Small-Mid Cap Fund and the Aston/Neptune International Fund is currently available in the shareholder report dated October 31, 2006. The discussion for the Aston/River Road Small-Mid Cap Fund is currently available in the shareholder report dated April 30, 2007. The discussion for the Aston/Neptune International Fund is available in the shareholder report dated October 31, 2007.

A discussion regarding the Board's basis for approving the investment subadvisory agreements for each Fund other than the Aston Value Fund, Aston/Optimum Mid Cap Fund, Aston/TCH Fixed Income Fund and Aston/TCH Investment Grade Bond Fund is available in the shareholder report dated October 31, 2007. The discussion for the Aston Value Fund is available in the shareholder report dated April 30, 2007. The discussion for the Aston/Optimum Mid Cap Fund, Aston/TCH Fixed Income Fund and Aston/TCH Investment Grade Bond Fund is available in the shareholder report dated October 31, 2006.

THE SUBADVISERS

The accompanying information highlights each Fund's subadviser and its portfolio manager(s). Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds is available in the SAI.

MATTERS RELATING TO ACQUISITION OF ABN AMRO HOLDINGS N.V.
ABN AMRO Asset Management, Inc. ("AAAM"), Montag & Caldwell, Inc., River Road Asset Management, LLC and Veredus Asset Management LLC (the "Subsidiaries") are each indirect subsidiaries of ABN AMRO Holdings N.V. ("Parent"). On October 10, 2007, a consortium comprised of The Royal Bank of Scotland Group plc, Banco Santander Central Hispano and Fortis N.V. announced the successful completion of a tender offer for substantially all of the shares of Parent (the "Tender Offer"). The Tender Offer, which settled on October 17, 2007, was deemed to have caused an "assignment" and automatic termination of the Sub-Investment Advisory Agreements on behalf of certain Funds with the respective Subsidiaries. The consortium has announced its intent to transfer the asset management business of Parent to Fortis N.V. subject to the completion of due diligence and regulatory approvals. The transfer to Fortis is scheduled to take place on or about March 31, 2008. There is no assurance that the transfer will be consummated as contemplated.

On October 16, 2007, the Board of Trustees of Aston Funds voted to approve new Sub-Investment Advisory Agreements with the respective Subsidiaries acting as sub-adviser to the certain Aston Funds (the "Affected Funds") effective following the termination of the current agreement. The terms of the new agreements are substantially the same as the previous agreement except for term and termination provisions. Shareholders of the Affected Funds will receive an information statement in accordance with the terms of the manager-of-managers exemptive order applicable to those funds.

A discussion regarding the Boards' basis for approving the agreements is available in each Fund's shareholder report dated October 31, 2007.

MONTAG & CALDWELL GROWTH FUND
MONTAG & CALDWELL BALANCED FUND
ASTON/ABN AMRO GROWTH FUND
Montag & Caldwell, Inc. ("Montag & Caldwell"), 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326, was founded in 1945 and is a wholly-owned subsidiary of ABN AMRO Asset Management Holdings, Inc. ("Holding Co.") and is an indirect subsidiary of Parent. As described above, upon completion of the acquisition of Parent, Montag & Caldwell is expected to be an indirect wholly-owned subsidiary of Fortis Investments. As of December 31, 2007, Montag & Caldwell managed approximately $17.3 billion in assets.

ASTON/ABN AMRO REAL ESTATE FUND
ABN AMRO Asset Management, Inc. located at 135 S. LaSalle Street, Suite 2300, Chicago, Illinois 60603, serves as the Subadviser to the above fund. AAAM is an indirect subsidiary of Parent. As described above, upon completion of the acquisition of Parent, AAAM is expected to be an indirect wholly-owned subsidiary of Fortis Investments. As of December 31, 2007, AAAM managed approximately $17.2 billion in assets, consisting primarily of institutional accounts, including insurance, pension and profit sharing accounts.

ASTON/VEREDUS SELECT GROWTH FUND
ASTON/VEREDUS AGGRESSIVE GROWTH FUND
Veredus Asset Management LLC ("Veredus"), 6060 Dutchmans Lane, Louisville, Kentucky 40205, was founded in 1998 and is partially owned by Holding Co. and an indirect subsidiary of Parent. As described above, upon completion of the acquisition of Parent, Veredus is expected to be an indirect wholly-owned subsidiary of Fortis Investments. As of December 31, 2007, Veredus managed approximately $1.4 billion in assets.

ASTON/TAMRO SMALL CAP FUND
TAMRO Capital Partners, LLC ("TAMRO"), is located at 1660 Duke Street, Alexandria, Virginia 22314 and was founded in 2000. As of December 31, 2007, TAMRO managed approximately $757 million in assets.

ASTON/RIVER ROAD DYNAMIC EQUITY INCOME FUND
ASTON/RIVER ROAD SMALL-MID CAP FUND
ASTON/RIVER ROAD SMALL CAP VALUE FUND
River Road Asset Management, LLC ("River Road") Meidinger Tower, Suite 1600, 462 South Fourth Street, Louisville, Kentucky 40202, was founded in 2005 and is partially owned by Holding Co. and an indirect subsidiary of Parent. As discussed above, upon completion of the acquisition of Parent, River Road is expected to be an indirect wholly-owned subsidiary of Fortis Investments. As of December 31, 2007, River Road managed approximately $2.7 billion in assets.

ASTON/OPTIMUM MID CAP FUND
Optimum Investment Advisors, LLC ("Optimum") is located at 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606. As of December 31, 2007, Optimum managed more than $2.1 billion in assets for investment companies, institutional and high net-worth clients.

ASTON VALUE FUND
MFS Institutional Advisors Inc. ("MFSI"), 500 Boylston Street, Boston, Massachusetts 02116, is a wholly owned subsidiary of Massachusetts Financial Services Company ("MFS"). MFS, a Delaware corporation, is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., 500 Boylston Street, Boston Massachusetts 02116, which is in turn a wholly owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc. is a wholly-owned subsidiary of Sun Life Financial Corp., 150 King Street West, 14th Floor, Toronto, Canada M5H IJ9, which in turn is a wholly-owned subsidiary of Sun Life Financial at the same address. As of December 31, 2007, MFSI managed approximately $43.5 billion in assets.

ASTON/TCH INVESTMENT GRADE BOND FUND
ASTON/TCH FIXED INCOME FUND
Taplin, Canida & Habacht Inc. ("Taplin"), 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131, was founded in 1985 and as of December 31, 2007 had approximately $8.3 billion in assets under management. Taplin provides investment management services to investment companies, high net worth individuals and institutional accounts.

ASTON/NEPTUNE INTERNATIONAL FUND
Neptune Investment Management Limited, 1 Hammersmith Grove, London W6 ONB, was founded in May 2002. Robin Geffen is the majority shareholder of the firm. As of December 31, 2007, Neptune managed approximately $4.4 billion in assets under management outside of the United States. Neptune has a limited history of managing U.S. mutual funds.

PORTFOLIO MANAGERS


FUND NAME                                  PORTFOLIO MANAGER(S)    INVESTMENT EXPERIENCE
MONTAG & CALDWELL GROWTH FUND
MONTAG & CALDWELL BALANCED FUND
                                      Ronald E. Canakaris, CIC,    Portfolio Manager since the Funds' inceptions in 1994;
                                                            CFA    President, Chief Executive Officer and Chief Investment
                                                                   Officer of Montag & Caldwell. He has been with the firm
                                                                   since 1972 and is responsible for developing the firm's
                                                                   investment process. He has a BS and BA from the University of Florida.
ASTON/ABN AMRO GROWTH FUND

                                      Ronald E. Canakaris, CIC,    Portfolio Manager of the Fund since January 2008. Please
                                                            CFA    see above.
ASTON/ABN AMRO REAL ESTATE FUND
                                          Nancy J. Holland, CPA    Co-Portfolio Manager since the Fund's inception; Senior
                                                                   Managing Director of AAAM. Ms. Holland has been associated with AAAM and its predecessor since January 1997. Prior to joining AAAM, Ms. Holland was a real estate analyst with
                                                                   Edward Jones from January 1995 - December 1996. Ms. Holland holds a BS in Accounting from Saint Louis University.

                                                 Joseph Pavnica    Co-Portfolio Manager since October 2005. Mr. Pavnica joined the property team of AAAM in March 2001 and was employed by its predecessor firm from 1997-2001. During his tenure, Mr.
                                                                   Pavnica has been responsible for analyzing and providing
                                                                   investment recommendations for various property sectors
                                                                   including: retail, multi-family, hotels, industrial, and
                                                                   self-storage. Mr. Pavnica received his BS in Accounting
                                                                   from St. Joseph's College and his MBA from Indiana
                                                                   University Northwest.
ASTON/VEREDUS AGGRESSIVE GROWTH FUND
                                               B. Anthony Weber    Portfolio Manager since the Fund's inception in 1998;
                                                                   President and Chief Investment Officer of Veredus. He is
                                                                   responsible for the day-to-day management of the Fund. Mr.
                                                                   Weber was President and Senior Portfolio Manager of SMC
                                                                   Capital, Inc. from 1993-1998. He has 24 years of investment management experience. He received a BA from Centre College of Kentucky.

                                   Charles P. McCurdy, Jr., CFA    Portfolio Manager of the Fund since February 2000;
                                                                   Executive Vice President of Veredus since 1998. Formerly
                                                                   Director of Research at SMC Capital, Inc. from 1994-1998.
                                                                   Prior employment also includes Stock Yards Bank and Trust
                                                                   and Citizens Fidelity Capital Management. He received his
                                                                   BS from the University of Louisville in 1984.
ASTON/VEREDUS SELECT GROWTH FUND
                                               B. Anthony Weber    Portfolio Manager of the Fund since September 21, 2002.
                                                                   Please see above.

                                   Charles P. McCurdy, Jr., CFA    Portfolio Manager of the Fund since September 21, 2002.
                                                                   Please see above.

                                    Charles F. Mercer, Jr., CFA    Portfolio Manager of the Fund since the Fund's inception in
                                                                   December 2001; Vice President and Director of Research of
                                                                   Veredus since June 1998. Prior experience includes:
                                                                   research analyst at SMC Capital Inc. from 1996 to 1998. Mr.
                                                                   Mercer has a BA from Vanderbilt University.

FUND NAME                                  PORTFOLIO MANAGER(S)    INVESTMENT EXPERIENCE
ABN AMRO/TAMRO SMALL CAP FUND
                                           Philip D. Tasho, CFA    Portfolio Manager since the Fund's inception in November
                                                                   2000; President and Chief Investment Officer of TAMRO. He
                                                                   is responsible for the day-to-day management of the Fund.
                                                                   Most recently, Mr. Tasho served as Chief Executive Officer and Chief Investment Officer of Riggs Investment Management
                                                                   Corp. (RIMCO), from 1995 to 2000. He began his investment
                                                                   management career in 1980. He received his MBA from George
                                                                   Washington University.
ASTON/RIVER ROAD SMALL-MID CAP FUND
ASTON/RIVER ROAD SMALL CAP VALUE FUND
                                        James C. Shircliff, CFA    Portfolio Manager since the Funds' inception and CEO and
                                                                   Chief Investment Officer of River Road. Mr. Shircliff was
                                                                   formerly employed as Portfolio Manager and Director of
                                                                   Research for Commonwealth SMC (SMC Capital, Inc.) from
                                                                   1998-2005. Additionally, Mr. Shircliff has served as
                                                                   Special Situations Analyst and Fund Manager for Oppenheimer
                                                                   Management and Partner and Director of Research for
                                                                   Southeastern Asset Management. Mr. Shircliff has more than
                                                                   30 years of investment management experience. He received
                                                                   his BS from the University of Louisville and holds the
                                                                   Chartered Financial Analyst designation.

                                                 R. Andrew Beck    Portfolio Manager since the Funds' inception and President of River Road. Mr. Beck was formerly employed as Senior
                                                                   Vice President and Portfolio Manager for Commonwealth SMC
                                                                   (SMC Capital, Inc.) from 1999-2005. Mr. Beck received his
                                                                   BS from the University of Louisville and his MBA from
                                                                   Babson College.

                                     Henry W. Sanders, III, CFA    Portfolio Manager since the Funds' inception and Executive
                                                                   Vice President of River Road. Mr. Sanders was formerly
                                                                   employed as Senior Vice President and Portfolio Manager for
                                                                   Commonwealth SMC from 2002-2005. Additionally, Mr. Sanders has served as President for Bridges Capital Management and
                                                                   Vice President for PRIMCO Capital Management. He received
                                                                   his BS from Bellarmine University, his MBA from Boston
                                                                   College and holds the Chartered Financial Analyst
                                                                   designation.
ASTON/RIVER ROAD DYNAMIC EQUITY INCOME FUND
                                        James C. Shircliff, CFA    Portfolio manager since the Fund's inception. Please see
                                                                   above.

                                     Henry W. Sanders, III, CFA    Portfolio manager since the Fund's inception. Please see
                                                                   above.

                                          Thomas S. Forsha, CFA    Portfolio Manager of the Fund since June 2007 and Vice
                                                                   President of River Road. Mr. Forsha was formerly employed
                                                                   by AAAM from 1998-2005, where he served as Equity Analyst
                                                                   and Portfolio Manager and was responsible for management of the North America equity allocation of the firm's Global
                                                                   High Income Equity Fund. He received his B.S. in Finance
                                                                   from The Ohio State University's Fisher College of Business and his M.B.A. from The University of Chicago's Graduate
                                                                   School of Business in 2006. Mr. Forsha is a member of the
                                                                   CFA Institute and the CFA Society of Louisville.
ASTON/OPTIMUM MID CAP FUND
                                              Thyra E. Zerhusen    Portfolio Manager of the Fund since May 1999; Ms. Zerhusen joined the investment team of Optimum in October 2003. From
                                                                   April 1999 to September 2003 she was on the investment team of Talon Asset Management and from 1993 to 1999 she was
                                                                   Senior Vice President and Principal at the Burridge Group.
                                                                   She has a Diplom Ingenieur from the Swiss Federal Institute of Technology and an MA in Economics from the University of
                                                                   Illinois.

FUND NAME                                  PORTFOLIO MANAGER(S)    INVESTMENT EXPERIENCE
ASTON VALUE FUND
                                              Nevin P. Chitkara    Portfolio Manager of the Fund as of May 2006; Vice
                                                                   President for MFSI. Mr. Chitkara joined the Subadviser in
                                                                   1997 as an Equity Research Analyst. He holds an MBA from
                                                                   the MIT Sloan School of Management and a BS in Business
                                                                   Administration from Boston University.

                                          Steven R. Gorham, CFA    Portfolio Manager of the Fund since January 2002; Senior
                                                                   Vice President for the Subadviser. Mr. Gorham joined the
                                                                   Subadviser in 1989 and became an Equity Research Analyst in
                                                                   1992. From 1995 and 2000, he worked as an international
                                                                   analyst. Mr. Gorham's affiliations include CFA Institute
                                                                   and Boston Security Analysts Society, Inc. He holds an MBA from Boston College and a BS from the University of New
                                                                   Hampshire.

                                               Brooks A. Taylor    Portfolio Manager of the Fund since March 2008. Investment
                                                                   Officer of the Subadviser. Mr. Taylor joined MFSI in 1996
                                                                   as an Equity Research Analyst and was named portfolio
                                                                   manager in 2000. He holds an MBA from the University of
                                                                   Pennsylvania and a BA from Yale University.

                                          Jonathan W. Sage, CFA    Portfolio Manager of the Fund since March 2008. Investment
                                                                   Officer of the Subadviser. Mr. Sage joined MFSI in 2000 as a Quantitative Equity Research Analyst and was named
                                                                   portfolio manager in 2005. Mr. Sage's affiliations include
                                                                   CFA Institute and Boston Security Analysts Society, Inc. He
                                                                   holds a BA from Tufts University.
ASTON/TCH FIXED INCOME FUND
ASTON/TCH INVESTMENT GRADE BOND FUND
                                       Tere Alvarez Canida, CFA    Co-Portfolio Manager of each Fund since December 1, 2006
                                                                   and President and Managing Principal of Taplin. Ms. Canida
                                                                   has over 28 years of investment experience. She previously served as Vice President and Senior Investment Officer of
                                                                   Southeast Bank. She received her BS from Georgetown
                                                                   University in 1975, and her MBA from The George Washington
                                                                   University in 1976. She became a Chartered Financial
                                                                   Analyst in 1983.

                                                Alan M. Habacht    Co-Portfolio Manager of each Fund since December 1, 2006
                                                                   and Principal of Taplin. Mr. Habacht has over 37 years of
                                                                   investment experience. Before joining Taplin, he served as
                                                                   Senior Vice President and portfolio manger for INVESCO
                                                                   Capital Management. He also served as a security analyst
                                                                   for Weiss, Peck & Greer, Alliance Capital Management, and
                                                                   Bache & Company. He received his BA in finance from Boston
                                                                   University in 1968.

                                         William J. Canida, CFA    Co-Portfolio Manager of each Fund since December 1, 2006
                                                                   and Principal of Taplin. Mr. Canida has over 30 years of
                                                                   investment experience. Prior to joining Taplin, he served
                                                                   as Vice President and Senior Investment Officer for Harris
                                                                   Trust Company of Florida. He also was Vice President and
                                                                   Treasurer of AmeriFirst Florida Trust Company and Southeast
                                                                   Bank. Mr. Canida received his BA in 1973 and his MBA in
                                                                   1975, both from Indiana University. He has also attended
                                                                   the National Graduate Trust School of Northwestern
                                                                   University, and became a Chartered Financial Analyst in
                                                                   1982.

FUND NAME                                  PORTFOLIO MANAGER(S)    INVESTMENT EXPERIENCE
ASTON/NEPTUNE INTERNATIONAL FUND
                                                   Robin Geffen    Portfolio Manager since the Fund's inception. Mr. Geffen
                                                                   has also served as Managing Director and Chief Investment
                                                                   Officer of Neptune since the firm's inception in May 2002.
                                                                   Prior to launching Neptune, Mr. Geffen was the CIO and most recently Global CIO-Pensions at Orbitex, managing a number of funds. Mr. Geffen, a graduate of Keble College, Oxford, began his investment career in 1979.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio manager and the portfolio managers' ownership of securities in the Funds is available in the SAI.

Management Fees

                                                                                   MANAGEMENT FEE PAID FOR
                                                     MANAGEMENT FEE              FISCAL YEAR ENDED 10/31/07
FUND NAME                                    (as a percentage of net assets)   (as a percentage of net assets)
Montag & Caldwell Growth Fund(a)               First $800 million 0.80%                      0.68
                                                Over $800 million 0.60%
Aston/ABN AMRO Growth Fund(a)                            0.70%                               0.70
Aston/Veredus Select Growth Fund(a)                      0.80%                               0.58(c)
Aston Value Fund(b)                                      0.80%                               0.58(c)
Aston/River Road Dynamic Equity Income
  Fund(a)                                                0.70%                               0.47(c)
Aston/Optimum Mid Cap Fund(b)                  0.80% for the first $100                      0.73
                                                         million
                                             0.75% for the next $300 million
                                                0.70% over $400 million
Aston/River Road Small-Mid Cap Fund                      1.00%                                 --(c)
Aston/Veredus Aggressive Growth Fund(a)                  1.00%                               1.00
Aston/TAMRO Small Cap Fund(a)                            0.90%                               0.87(c)
Aston/River Road Small Cap Value Fund(a)                 0.90%                               0.90
Aston/ABN AMRO Real Estate Fund(a)                       1.00%                               0.91(c)
Aston/Neptune International Fund                         1.00%                                 --(c)
Montag & Caldwell Balanced Fund(a)(c)                    0.75%                               0.39
Aston/TCH Fixed Income Fund(b)                           0.55%                               0.24(c)
Aston/TCH Investment Grade Bond Fund(b)                  0.50%                                 --(c)

(a)For the period from November 1, 2006 through November 30, 2006, the following ABN AMRO entities served as investment adviser, rather than subadviser, to each Fund bearing its name: AAAM, Montag & Caldwell, River Road, TAMRO, and Veredus Asset Management LLC. Each entity became a subadviser to Aston as of November 30, 2006.
(b)For the period from November 1, 2006 through November 30, 2006, AAAM, Inc. served as investment adviser to the Fund. Aston became the adviser as of November 30, 2006.
(c)Taking into account fee waivers then in effect.

Shareholder Information

    The Aston/River Road Small Cap Value Fund is currently accepting additional investments from existing investors only. The Fund will remain closed to new investors until further notice, with the following exceptions:
     - Financial advisors who currently have clients invested in the Fund may open new accounts and add to such accounts where the Fund determines that such investments will not harm its investment process and where operationally feasible.
     - Participants in retirement plans which utilize the Fund as an investment option on November 30, 2007 may designate the Fund where operationally feasible.
     - Trustees of the Aston Funds and employees of Aston and River Road and their family members may open new accounts and add to such accounts.

    In addition, no investment above $5 million in an individual account is allowed. The Fund reserves the right to make additional exceptions or otherwise modify the foregoing opening policy at any time and to reject any investment for any reason.

OPENING AN ACCOUNT

-  Read this prospectus carefully.
- Determine how much you want to invest. The minimum initial investment requirements for Class I shares of each Fund are as follows:
   o  Montag & Caldwell Growth Fund:  $5 million
   o  Aston/ABN AMRO Growth Fund:  $5 million
   o  Aston/Veredus Select Growth Fund:  $2 million
   o  Aston Value Fund:  $2 million
   o  Aston/River Road Dynamic Equity Income Fund:  $1 million
   o  Aston/Optimum Mid Cap Fund:  $2 million
   o  Aston/River Road Small-Mid Cap Fund:  $1 million
   o  Aston/Veredus Aggressive Growth Fund:  $2 million
   o  Aston/TAMRO Small Cap Fund:  $2 million
   o  Aston/River Road Small Cap Value Fund Fund:  $1 million
   o  Aston/ABN AMRO Real Estate Fund:  $2 million
   o  Aston/Neptune International Fund:  $1 million
   o  Montag & Caldwell Balanced Fund:  $1 million
   o  Aston/TCH Fixed Income Fund:  $2 million
   o  Aston/TCH Investment Grade Bond Fund:  $1 million
- Balances can be aggregated to meet the minimum initial investment requirements for the accounts of:
   o  clients of a financial consultant
   o immediate family members (i.e., a person's spouse, parents, children, siblings and in-laws)
   o  a corporation or other legal entity
-  Minimum initial investment requirements may be waived:
   o for Trustees of the Trust and employees of the Adviser, its affiliates, and the Subadvisers, as well as their spouses.
   o with a "letter of intent" explaining how the investor/financial consultant would purchase shares over a Board-approved specified period of time to meet the minimum investment requirement.
   o The Trust reserves the right to waive a fund's minimum initial investment requirement for any reason.
- Purchase, exchange and redemption requests received and processed before the New York Stock Exchange ("NYSE") market close, typically 4:00 p.m. Eastern Time ("ET"), receive that business day's closing NAV. Trades received and processed after that time receive the following business day's NAV.
- Complete the account application and carefully follow the instructions. If you have any questions, please call 800 992-8151. Remember to complete the "Purchase, Exchange and Redemption Authorization" section of the account application to establish your account privileges and to avoid any delay and inconvenience of having to request these in writing at a later date.
-  Make your initial investment using the following table as a guideline.
-  All account openings and subsequent investment requests must be in "good order."
----------------------------------------------------------------
BUY, EXCHANGE AND SELL REQUESTS ARE IN "GOOD ORDER" WHEN
-  The account number and Fund name are included.
-  The amount of the transaction is specified in dollars or shares.
- Signatures of all owners appear exactly as they are registered on the account in original form, as photocopies are not acceptable.
-  Any required Medallion Signature Guarantees are included.
- Other supporting legal documents (as necessary) are present, including such "Requirements For Written Requests" as described later in this "Shareholder Information" Section.
----------------------------------------------------------------

                                                                      TO ADD TO AN ACCOUNT
BUYING SHARES                   TO OPEN AN ACCOUNT                    (NO MINIMUM FOR SUBSEQUENT INVESTMENTS)
BY MAIL                         - Complete and sign your              - Return the investment slip from a statement with your
                                  application.                          check in the envelope provided and mail to us at the
ASTON FUNDS                     - Make your check payable to Aston      address at the left.
P.O. BOX 9765                     Funds and mail to us at the         - We accept checks, bank drafts, money orders, wires and
PROVIDENCE, RI 02940              address at the left.                  ACH for purchases (see "Other Features" later in this
OR                              - We accept checks, bank drafts,        "Shareholder Information" Section). Checks must be
OVERNIGHT DELIVERY                money orders, wires and ACH for       drawn on U.S. banks. There is a minimum $20 charge for
                                  purchases. Checks must be drawn       returned checks.
ASTON FUNDS                       on U.S. banks to avoid any fees     - Give the following wire/ACH information to your bank:
101 SABIN STREET                  or delays in processing.              Mellon Trust of New England
PAWTUCKET, RI 02860             - We do not accept travelers,           ABA #01-10-01234
                                  temporary, post-dated, credit         For: Aston Funds
                                  card courtesy, second or third        A/C 140414
                                  party checks (which are checks        FBO "Aston Fund Number"
                                  made payable to someone other         "Your Account Number"
                                  than the Funds, including you).     - Include your name, account number, taxpayer
                                                                        identification number or social security number,
                                                                        address and the Fund(s) you wish to purchase in the
                                                                        wire instructions.
                                                                      - We do not accept travelers, temporary, post-dated,
                                                                        credit card courtesy, second or third party checks
                                                                        (which are checks made payable to someone other than
                                                                        the Funds, including you).
                                                                      - For your protection, our current internet capabilities
                                                                        allow you to check balances and transfer monies only
                                                                        between Aston Funds. Please contact us via mail with a
                                                                        signed letter of instruction for all other changes to
                                                                        your account.

BY PHONE                        - Obtain a Fund and account number    - Verify that your bank or credit union is a member of
                                  by calling Aston Funds at the         the ACH.
800 992-8151                      number at the left.                 - To place your request with an Investor Services
                                - Instruct your bank (who may           Associate, call between 9 a.m. and 7 p.m. ET,
                                  charge a fee) to wire or ACH the      Monday - Friday.
                                  amount of your investment.          - You should complete the "Bank Account Information"
                                - Give the following wire/ACH           section of your account application.
                                  information to your bank:           - When you are ready to add to your account, call Aston
                                 Mellon Trust of New England            Funds and tell the representative the Fund name,
                                  ABA #01-10-01234                      account number, the name(s) in which the account is
                                  For: Aston Fund                       registered and the amount of your investment.
                                  A/C 140414                          - Instruct your bank (who may charge a fee) to wire or
                                  FBO "Aston Fund Number"               ACH the amount of your investment.
                                  "Your Account Number"               - Give the following wire/ACH information to your bank:
                                - Return your completed and signed      Mellon Trust of New England
                                  application to:                       ABA #01-10-01234
                                 Aston Funds                            For: Aston Funds
                                  P.O. Box 9765                         A/C 140414
                                  Providence, RI 02940                  FBO "Aston Fund Number"
                                                                        "Your Account Number"
                                                                      - Include your name, account number, taxpayer
                                                                        identification number or social security number,
                                                                        address and the Fund(s) you wish to purchase in the
                                                                        wire instructions.

                                                                      TO ADD TO AN ACCOUNT
BUYING SHARES                   TO OPEN AN ACCOUNT                    (NO MINIMUM FOR SUBSEQUENT INVESTMENTS)

BY INTERNET                     - Download the appropriate account    - Verify that your bank or credit union is a member of
                                  application(s) from our Web           the ACH.
WWW.ASTONFUNDS.COM                site.                               - Complete the "Purchase, Exchange and Redemption
                                - Complete and sign the                 Authorization" section of your account application.
                                  application(s). Make your check     - Self-register for online account access at
                                  payable to Aston Funds and mail       www.astonfunds.com. Your social security number or
                                  it to the address under "By           employer identification number, account number and
                                  Mail" above.                          other security validating information will be required
                                                                        for registration.
                                                                      - When you are ready to add to your account, access your
                                                                        account through Aston Funds' Web site and enter your
                                                                        purchase instructions in the highly secure area for
                                                                        shareholders only called "Account Access." ACH
                                                                        purchases on the Internet may take 3 to 4 business
                                                                        days.

Other funds in the Aston family of funds and share classes of Aston Funds are available through separate prospectuses. Please call 800 992-8151 for more information.

EXCHANGING SHARES

After you have opened an account with us, you can exchange your shares within Aston Funds to meet your changing investment goals or other needs. This privilege is not designed for frequent trading (which may subject you to a redemption fee) and may be difficult to implement in times of drastic market changes.

You can exchange shares from one Aston Fund to another within the same class of shares. (For example, from Aston/ABN AMRO Growth Fund's Class I shares to Aston Value Fund Class I shares.) All exchanges to open new fund accounts must meet the minimum initial investment requirements. Exchanges may be made by mail, through the Internet or by phone at 800 992-8151 if you chose this option when you opened your account. For federal income tax purposes, in non-retirement accounts, each exchange into a different fund is treated as a taxable sale and a new purchase. As a result, an investor holding shares in a non-retirement account is subject to federal income tax on any appreciation on the shares exchanged.

Aston Funds reserves the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders. All exchange requests must be in "good order."
----------------------------------------------------------------
HOW DOES AN EXCHANGE TAKE PLACE?
When you exchange your shares, you authorize the sale of your shares in one fund to purchase shares of another fund. In other words, you are requesting a sale and then a purchase. The exchange of your shares may be a taxable event for federal income tax purposes if the shares are not held in a tax deferred account and may subject you to a redemption fee.
----------------------------------------------------------------

SELLING/REDEEMING SHARES

Once you have opened an account with us, you can sell your shares to meet your changing investment goals or other needs. All redemption requests must be in "good order." The following table shows guidelines for selling shares.

SELLING SHARES                  DESIGNED FOR...                       TO SELL SOME OR ALL OF YOUR SHARES...
BY MAIL                         - Accounts of any type                - Write and sign a letter of instruction indicating the
                                - Sales or redemptions of any size      Fund name, Fund number, your account number, the
ASTON FUNDS                       (For redemptions over $50,000,        name(s) in which the account is registered and the
P.O. BOX 9765                     please see Medallion Signature        dollar value or number of shares you wish to sell.
PROVIDENCE, RI 02940              Guarantee on the next page)         - Include all signatures and any additional documents
OR                                                                      that may be required (see "Selling Shares in Writing"
OVERNIGHT DELIVERY                                                      on the next page). Signatures must be in original
                                                                        form, as photocopies are not accepted.
ASTON FUNDS                                                           - Mail to us at the address at the left.
101 SABIN STREET                                                      - A check will be mailed to the name(s) and address in
PAWTUCKET, RI 02860                                                     which the account is registered. If you would like the
                                                                        check mailed to a different address, you must write a
                                                                        letter of instruction and have it Medallion Signature
                                                                        Guaranteed.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" later in this "Shareholder Information"
                                                                        Section).

BY PHONE                        - Non-retirement accounts             - For automated service 24 hours a day using your
                                - Sales of up to $50,000 (for           touch-tone phone, call us at the number to the left.
800 992-8151                      accounts with telephone account     - To place your request with an Investor Services
                                  privileges)                           Associate, call between 9 a.m. and 7 p.m. ET,
                                                                        Monday - Friday.
                                                                      - A check will be mailed to the name(s) and address in
                                                                        which the account is registered. If you would like the
                                                                        check mailed to a different address, you must write a
                                                                        letter of instruction and have it Medallion Signature
                                                                        Guaranteed.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" later in this "Shareholder Information"
                                                                        Section).
                                                                      - The Funds reserve the right to refuse any telephone
                                                                        sales request and may modify the procedures at any
                                                                        time. The Funds make reasonable attempts to verify
                                                                        that telephone instructions are genuine, but you are
                                                                        responsible for any loss that you may incur from
                                                                        telephone requests.

SELLING SHARES                  DESIGNED FOR...                       TO SELL SOME OR ALL OF YOUR SHARES...

BY INTERNET                     - Non-retirement accounts             - Complete the "Purchase, Exchange and Redemption
                                                                        Authorization" section of your account application.
WWW.ASTONFUNDS.COM                                                    - Self-register for an online account at
                                                                        www.astonfunds.com. Your social security number or
                                                                        employer identification number, account number and
                                                                        other security validating information will be required
                                                                        to register.
                                                                      - When you are ready to redeem a portion of your
                                                                        account, access your account through Aston Funds' Web
                                                                        site and enter your redemption instructions in the
                                                                        highly secure area for shareholders only called "Logon
                                                                        Access." A check for the proceeds will be mailed to
                                                                        you at your address of record.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" later in this "Shareholder Information"
                                                                        Section).


SELLING SHARES IN WRITING

In certain circumstances, you must make your request to sell shares in writing. You may need to include a Medallion Signature Guarantee (which protects you against fraudulent orders) and additional items with your request, as shown in the table below. WE REQUIRE MEDALLION SIGNATURE GUARANTEES IF:
-  your address of record has changed within the past 30 days
- you are selling more than $50,000 worth of shares (except for Montag & Caldwell Growth Fund and Montag & Caldwell Balanced Fund)
- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or other than wire or ACH sent to the bank account of the registered owner(s)
----------------------------------------------------------------
WHAT IS A MEDALLION SIGNATURE GUARANTEE?
A Medallion Signature Guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion Program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a Medallion Signature Guarantee on written redemption requests for more than $50,000. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

A NOTARY PUBLIC STAMP OR SEAL CANNOT BE SUBSTITUTED FOR A MEDALLION SIGNATURE GUARANTEE.
----------------------------------------------------------------

SELLER                  REQUIREMENTS FOR WRITTEN REQUESTS
Owners of               - Letter of instruction
individual, joint,      - On the letter, the signatures and titles of all persons
sole proprietorship,      authorized to sign for the account, exactly as the account
UGMA/UTMA, or             is registered, must be in original form, as photocopies
general partner           are not accepted
accounts                - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Owners of corporate     - Letter of instruction
or association          - Corporate resolution certified within the past 12 months
accounts                - On the letter, the signatures and titles of all persons
                          authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies
                          are not accepted
                        - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Owners or trustees      - Letter of instruction
  of trust accounts     - On the letter, the signature of the trustee(s) must be in original form, as photocopies are not accepted
                        - If the names of all trustees are not registered on the
                          account, a copy of the trust document certified within the past 12 months
                        - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Joint tenancy           - Letter of instruction signed by the surviving tenant must
shareholders whose        be in original form, as photocopies are not accepted
co-tenants are          - Certified copy of death certificate
deceased                - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Executors of            - Letter of instruction signed by executor must be in
  shareholder             original form, as photocopies are not accepted
  estates               - Certified copy of order appointing executor
                        - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Administrators,         - Call 800 992-8151 for instructions
conservators,
guardians and other     - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous
sellers or account      page for more details)
types not listed
above
IRA accounts            - IRA distribution request form completed and signed. Call
                          800 992-8151 for a form, or download a form from our
                          website at www.astonfunds.com.

In addition to the situations described above, Aston Funds may require Medallion Signature Guarantees in other circumstances based on the amount of the redemption request or other factors.

OTHER FEATURES
The following other features are also available to buy and sell shares of the Funds.

WIRE. To purchase and sell shares via the Federal Reserve Wire System:
- You must authorize Aston Funds to honor wire instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
- To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
- For accounts with existing wire instructions, wire redemptions may be placed over the phone. However, any changes made to existing wire instructions will only be accepted with a Medallion Signature Guaranteed letter of instruction.

AUTOMATED CLEARING HOUSE (ACH). To transfer money between your bank account and your Aston Funds account(s):
- You must authorize Aston Funds to honor ACH instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.

- Most transfers are completed within three business days of your call. ACH purchases will receive the NAV calculated on the day the money is received.
- There is no fee to your account for this transaction and generally, no fee from your bank.

REDEMPTIONS IN KIND
The Funds have elected, under Rule 18f-1 under the Investment Company Act of 1940, as amended, to pay sales proceeds in cash up to $250,000 or 1% of each Fund's total value during any 90-day period for any one shareholder, whichever is less.

Larger redemptions may be detrimental to existing shareholders. While we intend to pay all sales proceeds in cash, we reserve the right to make payments for larger redemptions to you in the form of certain marketable securities of a Fund. This is called a "redemption in kind." You may pay certain sales charges related to a redemption in kind, such as brokerage commissions, when you sell the securities. For shares that are not held in a tax deferred account, redemptions in kind are taxable events for federal income tax purposes in the same manner as when sales proceeds are paid in cash.

INVOLUNTARY CONVERSIONS (ALL FUNDS EXCEPT ASTON/NEPTUNE INTERNATIONAL FUND) To reduce expenses, we may transfer your account to a different class if its value falls below the minimum initial investment. Unless you did not meet the minimum initial investment, we will give you 30 days notice before we convert your shares. This gives you an opportunity to purchase enough shares to raise the value of your fund position above the minimum initial investment to avoid transferring your account to a different class. We will not convert fund positions where there is an approved "letter of intent." Redemption fees will not be assessed on involuntary conversions.

INVOLUNTARY REDEMPTIONS (ASTON/NEPTUNE INTERNATIONAL FUND ONLY)
To reduce expenses, we may sell your shares and close your fund account(s) if its value falls below the minimum initial investment as a result of your transaction activity. Unless you did not meet the minimum initial investment, we will give you 30 days notice before we sell your shares. This gives you an opportunity to purchase enough shares to raise the value of your fund position above the minimum initial investment to avoid closing it out. Redemption fees will not be assessed on involuntary redemptions.

TRANSACTION POLICIES

CALCULATING SHARE PRICE
When you buy, exchange or sell shares, the net asset value (NAV) next determined is used to price your purchase or sale. The NAV for each share class of a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (NYSE) (typically 4 p.m. Eastern Time ET) by dividing a class's net assets by the number of its shares outstanding. Currently, the Funds observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, market quotes are used to price securities. If market quotations are not available or are deemed unreliable, securities are valued at fair value as determined by the investment adviser in accordance with guidelines adopted and periodically reviewed by the Board of Trustees. These circumstances may arise, for instance, when trading in a security is suspended, the exchange or market on which a security is traded closes early, or the trading volume in a security is limited, calling into question the reliability of market quotations. In such a case, the Fund's value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security's sale. The Board of Trustees receives a report of any actions taken under the Funds' fair valuation procedures.

In addition, changes in values in the U.S. markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under a Fund's fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the U.S. market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by a Fund to a significant extent. The Funds have retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.

Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Investment Adviser in accordance with guidelines adopted by the Board of Trustees.

EXECUTION OF REQUESTS
Each Fund is open on each business day that the NYSE is open for trading. The NYSE is not open on weekends or national holidays. Buy, exchange and sell requests are executed at the NAV next calculated after Aston Funds or an authorized broker or designee receives your mail, telephone or Internet request in "good order." Purchase orders and redemption requests must be received by the close of regular trading on the NYSE (typically 4 p.m. ET) for same day processing. On days when the Federal Reserve Cash Settlement System closes earlier than normal, these times may be accelerated. Sales proceeds are normally sent the next business day, but are always sent within seven days of receipt of a request in "good order." Brokers and their authorized designees are responsible for forwarding purchase orders and redemption requests to the Funds.

Shares of Aston Funds can also be purchased through broker-dealers, banks and trust departments that may charge you a transaction or other fee for their services. These fees are not charged if you purchase shares directly from Aston Funds.

A Fund may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Aston Funds reserves the right to:
- refuse any purchase or exchange of shares if it could adversely affect a Fund or its operations;
-  suspend the offering of Fund shares;
- change the initial and additional investment minimums or to waive these minimums for any investor;
- delay sending you your sales proceeds for up to 15 days if you purchased shares by check. A minimum $20 charge will be assessed if any check used to purchase shares is returned;
-  change, withdraw or waive various services, fees and account policies.

CUSTOMER IDENTIFICATION PROGRAM
Federal law requires Aston Funds to obtain, verify and record identifying information for each investor who opens or reopens an account with Aston Funds. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Aston Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in Aston Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Aston Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

SHORT-TERM AND EXCESSIVE TRADING
The Funds are designed for long-term investors. Each Fund discourages and does not knowingly accommodate short-term and excessive trading. Such trading increases brokerage and administrative costs, may result in increased taxable gains to remaining shareholders and may disrupt portfolio management. For example, the Funds may be unable to effectively invest the proceeds from certain purchase or exchange requests under certain market conditions or may incur losses on the sale of investments. These risks may be more pronounced for Funds investing in securities that are more difficult to value or that are susceptible to pricing arbitrage (e.g., foreign securities, high yield securities and small cap securities). Thus, such trading may negatively impact a Fund's NAV and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Funds' Board of Trustees has adopted policies and procedures which seek to deter short-term trading and excessive trading and to detect such trading activity at levels that may be detrimental to the Funds. These policies and procedures include the following:
- Aston/ABN AMRO Real Estate Fund and Aston/Neptune International Fund have adopted a redemption fee for shares held less than 90 calendar days;
- The Funds have adopted certain fair valuation practices intended to protect the Funds from time zone arbitrage with respect to foreign securities and other trading practices that seek to exploit stale prices;
-  The Funds reserve the right to:
   o Reject any purchase, including exchange purchases, that could adversely affect the Funds or their operations;
   o Limit, terminate or otherwise modify the exchange privilege of any shareholder deemed to be engaged in activities that may be detrimental to the Funds;
   o Reject any purchase, including exchange purchases, from investors if there appears to be evidence of short-term trading or excessive trading;
   o Permanently prevent future purchases and exchanges from occurring in accounts where short-term trading or excessive trading is apparent.

In making the determination to exercise these rights, the Funds may consider an investor's trading history in the Funds and accounts under common ownership or control. The Funds seek to employ reasonable measures to detect short-term and excessive trading at levels that may be detrimental to the Funds. Accordingly, the Funds use certain materiality and volume thresholds in applying the policies and procedures, but otherwise seek to apply the policies and procedures uniformly to all shareholders. With respect to accounts held through intermediaries, such intermediaries generally are contractually obligated to provide the Funds with certain shareholder trading information. However, the Funds cannot directly control activity through all channels and are dependent on intermediaries to enforce the Funds' policies and procedures. In certain cases, intermediaries may not be able to implement policies and procedures in the same manner as the Funds due to system or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Funds to direct shareholders. The Funds reserve the right to limit an intermediary's future access to the Funds, up to and including termination of the Selling Agreement held with said intermediary. There is no assurance that the Funds' policies and procedures will be effective in limiting and deterring short-term and excessive trading in all circumstances.

REDEMPTION FEES
Aston/ABN AMRO Real Estate Fund and Aston/Neptune International Fund assess a 2.00% fee on redemptions (including exchanges) of Fund shares sold or exchanged within 90 calendar days of purchase.

Redemption fees are paid to the respective Fund to help offset transaction costs and to protect the Fund's long-term shareholders. Each Fund will use the "first-in, first-out" (FIFO) method to determine the holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than the required holding period, the fee will be charged.

The Funds will notify intermediaries, such as broker-dealers or plan administrators, of the Funds' policies and procedures and request the intermediaries to track and remit redemption fees to the Fund. However, due to limitations with system capabilities, certain broker-dealers, banks, plan administrators and other intermediaries may not be able to track and collect redemption fees at this time or their method for tracking and calculating redemption fees may differ from those of the Funds. There is no assurance that the Funds' redemption fee policies and procedures will be effective in limiting and deterring short-term and excessive trading in all circumstances. Redemption fees may not be assessed in certain circumstances, including the following: shares purchased through reinvested distributions; certain distributions required by law or due to shareholder hardship; redemptions through a Systematic Withdrawal Plan; redemptions of shares through an Automatic Investment Plan; accounts held through intermediaries that are unable or unwilling to assess redemption fees and do not report sufficient information to the Funds to impose a redemption fee (as discussed above); and circumstances where the Funds' Administrator believes it to be in the best interest of the Funds and in accordance with the Funds' policies and procedures to waive the redemption fee on behalf of the Funds.

ACCOUNT POLICIES AND DIVIDENDS

ACCOUNT STATEMENTS
In general, you will receive quarterly account statements. In addition, you will also receive account statements:
- after every transaction that affects your account balance (except for dividend reinvestments, automatic investment plans or systematic withdrawal plans);
-  after any change of name or address of the registered owner(s).

Aston Funds may charge a fee for certain services, such as providing historical account documents.

MAILINGS TO SHAREHOLDERS
To help reduce Fund expenses and environmental waste, Aston Funds combines mailings for multiple accounts going to a single household by delivering Fund financial reports (annual and semi-annual reports, prospectuses, etc.) in a single envelope. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings with multiple copies of Fund reports, please call one of our Investor Services Associates at 800 992-8151.

DISTRIBUTIONS
The Funds distribute income dividends and net capital gains. Income dividends represent the earnings from a Fund's investments less its expenses; capital gains generally occur when a Fund sells a portfolio security for more than the original purchase price.

DIVIDENDS
The table on the next page shows the Funds' dividend and distribution schedule.

DIVIDEND REINVESTMENTS
Investors may have their dividends and distributions reinvested in additional shares of a Fund. If you choose this option, or if you do not indicate a choice, your dividends and distributions will be automatically reinvested on the dividend payable date. You can also choose to have a check for your dividends and distributions mailed to you by choosing this option on your account application.

                             DISTRIBUTION SCHEDULE

FUNDS                   DIVIDENDS, IF ANY                          CAPITAL GAINS DISTRIBUTIONS, IF ANY
Equity and              - Declared and paid annually               - Distributed at least once a year, in December
  International
  Funds, except
  Aston/River Road
  Dynamic Equity
  Income Fund and
  Aston Value Fund
Aston Value Fund        - Declared and paid quarterly              - Distributed at least once a year, in December
Balanced Fund           - Declared and paid quarterly              - Distributed at least once a year, in December
Aston/River Road        - Declared and paid monthly                - Distributed at least once a year, in December
  Dynamic Equity
  Income Fund
Fixed Income Funds
  Aston/TCH Fixed       - Declared and paid monthly                - Distributed at least once a year, in December
    Income Fund,
    Aston/TCH
    Investment Grade
    Bond Fund

UNCASHED CHECKS
Checks should be cashed upon receipt, as interest will not be paid on uncashed checks. State escheat laws generally require the Trust to remit uncashed checks to the appropriate state after a specific period of time.

ADDITIONAL INVESTOR SERVICES

ASTON FUNDS WEB SITE
The Funds maintain a Web site located at www.astonfunds.com. You can purchase, exchange and redeem shares and access information such as your account balance and a Funds' NAVs through our Web site. Self-register for an online account at www.astonfunds.com. Your social security number or employer identification number, account number and other security validating information will be required to register. You may also need to have bank account information, wire instructions, ACH instructions or other options established on your account.

Aston Funds has procedures in place to try to prevent unauthorized access to your account information. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions on our Web site.

COMPENSATION TO INTERMEDIARIES

In addition to distribution and service fees paid by the Funds, the Adviser may compensate intermediaries that distribute and/or service investors in the Funds for various services out of its own assets and not as an additional charge to the Funds. These additional payments, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and may create an added incentive for investment professionals to sell or recommend the Funds over other funds offered by competing fund families. The revenue sharing payments may differ for each fund within the Aston family of funds, including within the same intermediary, and across intermediaries.

In addition, representatives of the distributor may be compensated through incentive programs of Aston in a manner that favors one Aston fund or group of funds over another Aston fund.

PORTFOLIO TRANSACTIONS AND
BROKERAGE COMMISSIONS

The Subadvisers attempt to obtain the best possible price and most favorable execution of transactions in their portfolio securities. There may be times when a Subadviser may pay one broker-dealer a commission that is greater than the amount that another broker-dealer may charge for the same transaction. The Subadviser generally determines in good faith if the commission paid was reasonable in relation to the brokerage or research services provided by the broker-dealer. In selecting and monitoring broker-dealers and negotiating commissions, the Subadviser considers, among other factors, a broker-dealer's reliability, availability of research, the quality of its execution services and its financial condition.

Dividends, Distributions and Taxes

The Funds pay dividends and distribute capital gains at different intervals. All dividends and distributions are automatically reinvested at NAV unless you choose to receive them in a cash payment. You can change your payment options at any time by writing to us.

Certain tax considerations may apply to your investment in an Aston Fund. The following is a general description of certain federal income tax considerations. If you have any tax-related questions relating to your investments in an Aston Fund, please consult your tax adviser. Further information regarding the federal income tax consequences of investing in the Funds is included in the SAI.

TAXES
For federal income tax purposes:

- The tax treatment of dividends and distributions is the same whether you reinvest the dividends and distributions or elect to receive them in cash. You will receive a statement with the federal income tax status of your dividends and distributions for the prior year by January 31.

- Distributions of any net investment income, other than "qualified dividend income," are taxable to you as ordinary income.

- Distributions of "qualified dividend income" (i.e., generally dividends received by a Fund from domestic corporations and certain foreign corporations) generally will be taxed to individuals and other non-corporate investors in the Funds at rates applicable to long-term capital gains, provided you meet certain holding period and other requirements contained in the Code with respect to your Fund shares and the Fund meets similar holding period and other requirements with respect to the dividend paying stock. The favorable treatment of qualified dividend income will expire for taxable years beginning after December 31, 2010. Dividends received by a Fund from certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by a Fund. Therefore, it is not expected that a significant amount of the Aston/ABN AMRO Real Estate Fund's distributions will qualify for treatment as qualified dividend income when distributed by the Fund.

- Distributions declared to shareholders of record in October, November or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

- Distributions of net capital gain (net long-term capital gain less any net short-term capital loss) are taxable as long-term capital gain regardless of how long you may have held the shares of a Fund. In contrast, distributions of net short-term capital gain (net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long you have held shares of a Fund. Because distributions of net short-term capital gain are taxable as ordinary income, you generally cannot offset short-term capital gain distributions you receive from a Fund with capital losses.

- When you sell or exchange shares in a non-retirement account, it generally is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. You are responsible for any tax liabilities generated by your transactions.

- If you do not provide Aston Funds with your complete and correct taxpayer identification number and required certification, or if the Internal Revenue Service so notifies us, you may be subject to backup withholding tax on dividends, distributions and redemption proceeds.

- If you purchase shares of a Fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend."

- If a Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may, however, be able to claim an offsetting tax credit or deduction depending on your particular circumstances, and provided you meet certain holding period and other requirements.

Financial Highlights

These financial highlights tables are to help you understand the Funds' financial performance. The following schedules present financial highlights for one share of the Funds outstanding throughout the periods indicated. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements as of October 31, 2007 which have been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report, which is available upon request and the unaudited semi-annual financial statements as of April 30, 2007, included in the Funds' Semi-Annual Report, which is also available upon request.

MONTAG & CALDWELL GROWTH FUND


                                                         Year            Year            Year          Year          Year
                                                        Ended           Ended           Ended         Ended         Ended
                                                       10/31/07        10/31/06        10/31/05      10/31/04      10/31/03
                                                       --------        --------        --------      --------      --------
Net Asset Value, Beginning of Period                  $    25.24      $    23.44      $    21.61    $    20.84    $    19.22
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                     0.14(a)         0.13(a)         0.11(a)       0.10(a)       0.12(a)
  Net realized and unrealized gain (loss) on
    investments                                             6.55            1.82            1.83          0.77          1.66
                                                      ----------      ----------      ----------    ----------    ----------
  Total from investment operations                          6.69            1.95            1.94          0.87          1.78
                                                      ----------      ----------      ----------    ----------    ----------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net
  investment income                                        (0.14)          (0.15)          (0.11)        (0.10)        (0.16)
                                                      ----------      ----------      ----------    ----------    ----------
  Distributions from net realized gain on
    investments                                            (0.18)             --              --            --            --
                                                      ----------      ----------      ----------    ----------    ----------
  Total distributions                                      (0.32)          (0.15)          (0.11)        (0.10)        (0.16)
                                                      ----------      ----------      ----------    ----------    ----------
Net increase in net asset value                             6.37            1.80            1.83          0.77          1.62
                                                      ----------      ----------      ----------    ----------    ----------
Net Asset Value, End of Period                        $    31.61      $    25.24      $    23.44    $    21.61    $    20.84
                                                      ==========      ==========      ==========    ==========    ==========

TOTAL RETURN                                               26.72%           8.36%           8.99%         4.19%         9.35%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                  $1,254,382      $1,246,683      $1,727,848    $2,184,511    $2,151,687
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses
    by Adviser                                              0.79%(b)        0.78%(b)        0.75%         0.74%         0.77%
  After reimbursement and/or waiver of expenses by
    Adviser                                                 0.79%(b)        0.78%(b)        0.75%         0.74%         0.77%
Ratios of net investment income to average net
  assets:
  Before reimbursement and/or waiver of expenses
    by Adviser                                              0.51%           0.56%           0.48%         0.48%         0.58%
  After reimbursement and/or waiver of expenses by
    Adviser                                                 0.51%           0.56%           0.48%         0.48%         0.58%
Portfolio Turnover                                         69.02%          68.74%          52.16%        52.86%        38.76%

------------------------

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2007 and the year ended October 31, 2006. The interest expense is from utilizing the line of credit.

ASTON/ABN AMRO GROWTH FUND


                                                                 Year          Year          Year          Year        Year
                                                                Ended         Ended         Ended         Ended       Ended
                                                               10/31/07      10/31/06      10/31/05      10/31/04    10/31/03
                                                               --------      --------      --------      --------    --------
Net Asset Value, Beginning of Period                           $  23.14      $  22.97      $  22.02      $  21.33    $  18.67
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.11(a)       0.07          0.11(a)       0.01(a)     0.03
  Net realized and unrealized gain (loss) on investments           2.43          1.27          0.92          0.68        2.63
                                                               --------      --------      --------      --------    --------
  Total from investment operations                                 2.54          1.34          1.03          0.69        2.66
                                                               --------      --------      --------      --------    --------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment
    income                                                        (0.11)        (0.08)        (0.08)           --          --
  Distributions from net realized gain on investments             (2.74)        (1.09)           --            --          --
                                                               --------      --------      --------      --------    --------
  Total distributions                                             (2.85)        (1.17)        (0.08)           --          --
                                                               --------      --------      --------      --------    --------
Net increase (decrease) in net asset value                        (0.31)         0.17          0.95          0.69        2.66
                                                               --------      --------      --------      --------    --------
Net Asset Value, End of Period                                 $  22.83      $  23.14      $  22.97      $  22.02    $  21.33
                                                               ========      ========      ========      ========    ========
TOTAL RETURN                                                      12.19%         5.87%         4.69%         3.23%      14.25%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                           $247,258      $459,965      $449,492      $358,377    $272,497
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                        0.83%(b)      0.81%(b)      0.82%         0.82%       0.83%
  After reimbursement and/or waiver of expenses by
    Adviser                                                        0.83%(b)      0.81%(b)      0.82%         0.82%       0.83%
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                        0.51%         0.30%         0.49%         0.05%       0.17%
  After reimbursement and/or waiver of expenses by
    Adviser                                                        0.51%         0.30%         0.49%         0.05%       0.17%
Portfolio Turnover                                                47.46%        29.07%        31.30%(c)     18.59%       7.66%

------------------------

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2007 and October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(c)Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

ASTON/VEREDUS SELECT GROWTH FUND


                                                                 Year        Period
                                                                Ended         Ended
                                                               10/31/07    10/31/06(a)
                                                               --------    -----------
Net Asset Value, Beginning of Period                              $13.08       $11.97
                                                              ----------   ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                           (0.02)           --(b)(c)
  Net realized and unrealized loss on investments                   3.77         1.11
                                                              ----------   ----------
  Total from investment operations                                  3.75         1.11
                                                              ----------   ----------
Net increase in net asset value                                     3.75         1.11
                                                              ----------   ----------
Net Asset Value, End of Period                                    $16.83       $13.08
                                                              ==========   ==========

TOTAL RETURN                                                       28.52%        9.27%(d)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                              $3,216       $1,015
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser         1.19%        1.43%(e)
  After reimbursement and/or waiver of expenses by Adviser          0.97%        0.98%(e)
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser       (0.48)%      (0.55)%(e)
  After reimbursement and/or waiver of expenses by Adviser        (0.26)%      (0.10)%(e)
Portfolio Turnover                                                283.38%      269.88%

------------------------

(a)Aston/Veredus Select Growth Fund - Class I commenced investment operations on September 11, 2006.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Represents less than $(0.005) per share.

(d)Not Annualized.

(e)Annualized.

ASTON VALUE FUND


                                                                  Year        Year        Period
                                                                 Ended       Ended         Ended
                                                                10/31/07    10/31/06    10/31/05(a)
                                                                --------    --------    -----------
Net Asset Value, Beginning of Period                              $14.07      $12.16       $12.36
                                                                --------    --------     --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                             0.23        0.24         0.01(b)
  Net realized and unrealized loss on investments                   2.07        2.09        (0.21)
                                                                --------    --------     --------
  Total from investment operations                                  2.30        2.33        (0.20)
                                                                --------    --------     --------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment income        (0.23)      (0.23)          --
  Distributions from net realized gain on investment               (0.57)      (0.19)          --
                                                                --------    --------     --------
  Total distributions                                              (0.80)      (0.42)          --
                                                                --------    --------     --------
Net increase (decrease) in net asset value                          1.50        1.91        (0.20)
                                                                --------    --------     --------
Net Asset Value, End of Period                                    $15.57      $14.07       $12.16
                                                                ========    ========     ========

TOTAL RETURN                                                       16.98%      19.64%       (1.62)%(c)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                            $289,024    $247,667     $192,662
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser         0.91%       0.91%        0.91%(d)
  After reimbursement and/or waiver of expenses by Adviser          0.69%       0.69%        0.69%(d)
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser         1.31%       1.62%        0.40%(d)
  After reimbursement and/or waiver of expenses by Adviser          1.53%       1.84%        0.62%(d)
Portfolio Turnover                                                 28.05%      26.86%       21.84%

------------------------

(a)Aston Value Fund - Class I commenced investment operations on September 20, 2005.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Not Annualized.

(d)Annualized.

ASTON/RIVER ROAD DYNAMIC EQUITY INCOME FUND


                                                                Period
                                                                 Ended
                                                              10/31/07(a)
                                                              -----------
Net Asset Value, Beginning of Period                              $12.94
                                                              ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                             0.16(b)
  Net realized and unrealized loss on investments                 (0.37)
                                                              ----------
  Total from investment operations                                (0.21)
                                                              ----------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment income       (0.16)
  Distributions from net realized gain on investments                 --
                                                              ----------
  Total Distributions                                             (0.16)
Net decrease in net asset value                                   (0.37)
                                                              ----------
Net Asset Value, End of Period                                $    12.57
                                                              ==========

TOTAL RETURN                                                      (1.58)%(c)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                          $      197
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser         1.42%(d)
  After reimbursement and/or waiver of expenses by Adviser          0.96%(d)
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser         2.86%(d)
  After reimbursement and/or waiver of expenses by Adviser          3.33%(d)
Portfolio Turnover                                                114.56%

------------------------

(a)Aston/River Road Dynamic Equity Income Fund - Class I commenced investment operations on June 28, 2007.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Not Annualized.

(d)Annualized

ASTON/OPTIMUM MID CAP FUND


                                                                Year          Year       Year       Period
                                                               Ended         Ended      Ended        Ended
                                                              10/31/07      10/31/06   10/31/05   10/31/04(a)
                                                              --------      --------   --------   -----------
Net Asset Value, Beginning of Period                            $27.34        $23.30     $22.96        $23.61
                                                              --------      --------   --------   -----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                    0.05          0.05       0.04            --(b)(c)
  Net realized and unrealized gain (loss) on investments          7.08          4.90       1.04         (0.65)(b)
                                                              --------      --------   --------   -----------
  Total from investment operations                                7.13          4.95       1.08         (0.65)
                                                              --------      --------   --------   -----------
  LESS DISTRIBUTIONS:
  Distributions from net realized gain on investments            (1.83)        (0.91)     (0.74)           --
                                                              --------      --------   --------   -----------
  Total distributions                                            (1.83)        (0.91)     (0.74)           --
                                                              --------      --------   --------   -----------
Net increase (decrease) in net asset value                        5.30          4.04       0.34         (0.65)
                                                              --------      --------   --------   -----------
Net Asset Value, End of Period                                  $32.64        $27.34     $23.30        $22.96
                                                              ========      ========   ========   ===========
TOTAL RETURN                                                     27.43%        21.76%      4.69%        (2.80)%(d)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                          $126,691       $81,670    $73,293       $26,202
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser       0.87%(e)      0.89%      0.94%         0.98%(f)
  After reimbursement and/or waiver of expenses by Adviser        0.87%(e)      0.89%      0.94%         0.98%(f)
Ratios of net investment income (loss) to average net
  assets:
  Before reimbursement and/or waiver of expenses by Adviser       0.19%         0.18%      0.21%        (0.04)%(f)
  After reimbursement and/or waiver of expenses by Adviser        0.19%         0.18%      0.21%        (0.04)%(f)
Portfolio Turnover                                               26.15%        30.65%     27.42%        26.64%

------------------------

(a)Aston/Optimum Mid Cap Fund - Class I commenced investment operations on July 6, 2004.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Represents less than $0.005 per share.

(d)Not Annualized.

(e)Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(f)Annualized.

ASTON/RIVER ROAD SMALL-MID CAP FUND


                                                                Period
                                                                 Ended
                                                              10/31/07(a)
                                                              -----------
Net Asset Value, Beginning of Period                          $    10.51
                                                              ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                             0.01
  Net realized and unrealized loss on investments                 (0.39)
                                                              ----------
  Total from investment operations                                (0.38)
                                                              ----------
Net decrease in net asset value                                   (0.38)
                                                              ----------
Net Asset Value, End of Period                                $    10.13
                                                              ==========

TOTAL RETURN                                                      (3.52)%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                          $    7,482
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser         2.57%(c)
  After reimbursement and/or waiver of expenses by Adviser          1.24%(c)
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser       (0.91)%(c)
  After reimbursement and/or waiver of expenses by Adviser          0.42%(c)
Portfolio Turnover                                                 41.51%(b)

------------------------

(a)Aston/River Road Small-Mid Cap Fund - Class I commenced investment operations on June 28, 2007.

(b)Not Annualized.

(c)Annualized.

ASTON/VEREDUS AGGRESSIVE GROWTH FUND


                                                      Year        Year            Year        Year        Year
                                                     Ended       Ended           Ended       Ended       Ended
                                                    10/31/07    10/31/06        10/31/05    10/31/04    10/31/03
                                                    --------    --------        --------    --------    --------
Net Asset Value, Beginning of Period                $  18.17    $  18.57        $  16.40    $  15.33    $  11.48
                                                    --------    --------        --------    --------    --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                                  (0.19)(a)    (0.17)(a)      (0.12)      (0.15)      (0.08)
  Net realized and unrealized gain on investments       5.54        0.31            2.29        1.22        3.93
                                                    --------    --------        --------    --------    --------
  Total from investment operations                      5.35        0.14            2.17        1.07        3.85
                                                    --------    --------        --------    --------    --------
  LESS DISTRIBUTIONS:
  Distributions from net realized gain on
    investments                                        (1.23)         --              --          --          --
                                                    --------    --------        --------    --------    --------
  Total distributions                                  (1.23)         --              --          --          --
                                                    --------    --------        --------    --------    --------
Net increase in net asset value                         4.12        0.14            2.17        1.07        3.85
                                                    --------    --------        --------    --------    --------
Net Asset Value, End of Period                      $  22.83    $  18.71        $  18.57    $  16.40    $  15.33
                                                    ========    ========        ========    ========    ========

TOTAL RETURN                                           30.34%       0.75%          13.23%       6.98%      33.54%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                $115,942    $150,697        $156,286    $114,607     $77,660
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses
    by Adviser                                          1.19%(b)     1.13%(b)       1.14%       1.15%       1.20%
  After reimbursement and/or waiver of expenses by
    Adviser                                             1.19%(b)     1.13%(b)       1.14%       1.15%       1.16%(c)
Ratios of net investment loss to average net
  assets:
  Before reimbursement and/or waiver of expenses
    by Adviser                                         (0.98)%     (0.87)%         (0.78)%     (0.90)%     (0.67)%
  After reimbursement and/or waiver of expenses by
    Adviser                                            (0.98)%     (0.87)%         (0.78)%     (0.90)%     (0.63)%
Portfolio Turnover                                    126.54%     133.21%         140.04%     118.89%     159.64%

------------------------

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expense of 0.02% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(c)The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.15% to 1.24% on March 1, 2003.

ASTON/TAMRO SMALL CAP FUND


                                                                Year           Year           Period
                                                               Ended          Ended            Ended
                                                              10/31/07       10/31/06       10/31/05(a)
                                                              --------       --------       -----------
Net Asset Value, Beginning of Period                            $19.83         $15.67            $15.32
                                                              --------       --------       -----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                                            (0.02)(b)      (0.02)(b)         (0.04)(b)
  Net realized and unrealized gain on investments                 2.49           4.18              0.39
                                                              --------       --------       -----------
  Total from investment operations                                2.47           4.16              0.35
                                                              --------       --------       -----------
  LESS DISTRIBUTIONS:
  Distributions from net realized gain on investments            (1.14)            --                --
                                                              --------       --------       -----------
Net increase in net asset value                                   1.33           4.16              0.35
                                                              --------       --------       -----------
Net Asset Value, End of Period                                  $21.16         $19.83            $15.67
                                                              ========       ========       ===========

TOTAL RETURN                                                     12.86%         26.55%             2.28%(c)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                          $137,059        $63,982           $11,432
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser       1.05%(d)       1.11%             1.16%(e)
  After reimbursement and/or waiver of expenses by Adviser        1.02%(d)       0.99%             1.05%(e)
Ratios of net investment loss to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser      (0.14)%        (0.20)%           (0.39)%(e)
  After reimbursement and/or waiver of expenses by Adviser       (0.11)%        (0.08)%           (0.28)%(e)
Portfolio Turnover                                               58.88%         58.28%            56.28%

------------------------

(a)Aston/TAMRO Small Cap Fund - Class I commenced investment operations on January 4, 2005.

(b)The selected per share data was calculated using the weighted average shares outstanding for the period.

(c)Not Annualized.

(d)Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(e)Annualized.

RIVER ROAD SMALL CAP VALUE FUND


                                                                Period
                                                                 Ended
                                                              10/31/07(a)
                                                              -----------
Net Asset Value, Beginning of Period                              $14.04
                                                              ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                             0.09(b)
  Net realized and unrealized loss on investments                   0.46
                                                              ----------
  Total from investment operations                                  0.55
                                                              ----------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment income       (0.09)
  Distributions from net realized gain on investments             (0.13)
                                                              ----------
  Total Distributions                                             (0.22)
                                                              ----------
Net increase in net asset value                                     0.33
                                                              ----------
Net Asset Value, End of Period                                    $14.37
                                                              ==========

TOTAL RETURN                                                        3.91%(c)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                          $   64,525
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser         1.16%(d)(e)
  After reimbursement and/or waiver of expenses by Adviser          1.16%(d)(e)
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser         0.31%(d)
  After reimbursement and/or waiver of expenses by Adviser          0.31%(d)
Portfolio Turnover                                                 74.18%

------------------------

(a)River Road Small Cap Value Fund Class I commenced investment operations on December 13, 2006.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Not Annualized.

(d)Annualized.

(e)Ratios of expenses to average net assets include interest expenses of less than 0.005% for the period ended October 31, 2007, which is not included in the contractual expense limitations. The interest expense is from utilizing the line of credit.

ASTON/ABN AMRO REAL ESTATE FUND


                                                                Year           Year           Period
                                                               Ended          Ended            Ended
                                                              10/31/07       10/31/06       10/31/05(a)
                                                              --------       --------       -----------
Net Asset Value, Beginning of Period                            $20.00         $16.23            $16.64
                                                              --------       --------       -----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                           0.34(b)        0.36(b)           0.10(b)
  Net realized and unrealized loss on investments                (0.40)          5.42             (0.51)
                                                              --------       --------       -----------
  Total from investment operations                               (0.06)          5.78             (0.41)
                                                              --------       --------       -----------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment income      (0.07)         (0.16)               --
  Distributions from net realized gain on investments            (4.25)         (1.85)               --
                                                              --------       --------       -----------
    Total distributions                                          (4.32)         (2.01)               --
                                                              --------       --------       -----------
Net increase (decrease) in net asset value                       (4.38)          3.77             (0.41)
                                                              --------       --------       -----------
Net Asset Value, End of Period                                  $15.62         $20.00            $16.23
                                                              ========       ========       ===========

TOTAL RETURN                                                     (1.18)%        39.54%            (2.46)%(c)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                           $41,545        $46,025           $32,711
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser       1.20%(d)       1.21%(d)          1.32%(e)

  After reimbursement and/or waiver of expenses by Adviser        1.11%(d)       1.12%(d)          1.11%(e)

Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser       1.99%          2.02%             5.11%(e)

  After reimbursement and/or waiver of expenses by Adviser        2.08%          2.11%             5.32%(e)

Portfolio Turnover                                               88.75%         83.15%            43.14%

------------------------

(a)Aston/ABN AMRO Real Estate Fund - Class I commenced investment operations on September 20, 2005.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Not Annualized.

(d)Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2007 and October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(e)Annualized.

ASTON/NEPTUNE INTERNATIONAL FUND


                                                                Period
                                                                 Ended
                                                              10/31/07(a)
                                                              -----------
Net Asset Value, Beginning of Period                          $    10.00
                                                              ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                             0.03
  Net realized and unrealized loss on investments                   2.21
                                                              ----------
  Total from investment operations                                  2.24
                                                              ----------
Net increase in net asset value                                     2.24
                                                              ----------
Net Asset Value, End of Period                                $    12.24
                                                              ==========

TOTAL RETURN                                                       22.30%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                          $    2,370
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser        11.72%(c)
  After reimbursement an/or waiver of expenses by Adviser           1.25%(c)
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser        (9.21)%(c)
  After reimbursement and/or waiver of expenses by Adviser          1.26%(c)
Portfolio Turnover                                                  5.14%(b)

------------------------

(a)Aston/Neptune International Fund - Class I commenced investment operations on August 6, 2007.

(b)Not Annualized.

(c)Annualized.

MONTAG & CALDWELL BALANCED FUND


                                                      Year          Year          Year        Year        Year
                                                     Ended         Ended         Ended       Ended        Ended
                                                    10/31/07      10/31/06      10/31/05    10/31/04    10/31/03
                                                    --------      --------      --------    --------    --------
Net Asset Value, Beginning of Period                $  17.19        $16.39        $15.81      $15.57       $14.82
                                                    --------      --------      --------    --------    ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)                              0.24(a)       0.22(a)       0.21(a)     0.23(a)      0.25
  Net realized and unrealized gain (loss) on
    investments(a)                                      2.80          0.88          0.66        0.30         0.78
                                                    --------      --------      --------    --------    ---------
  Total from investment operations                      3.04          1.10          0.87        0.53         1.03
                                                    --------      --------      --------    --------    ---------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net
    investment income                                  (0.29)        (0.30)        (0.29)      (0.29)       (0.28)
                                                    --------      --------      --------    --------    ---------
  Total distributions                                  (0.29)        (0.30)        (0.29)      (0.29)       (0.28)
                                                    --------      --------      --------    --------    ---------
Net increase in net asset value                         2.75          0.80          0.58        0.24         0.75
                                                    --------      --------      --------    --------    ---------
Net Asset Value, End of Period                      $  19.94        $17.19        $16.39      $15.81       $15.57
                                                    ========      ========      ========    ========    =========

TOTAL RETURN                                           17.87%         6.80%         5.50%       3.41%        7.06%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                $  1,158        $7,640       $19,609     $79,936     $141,031
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses
    by Adviser                                          1.44%(b)      1.07%(b)      0.91%       0.87%        0.89%
  After reimbursement and/or waiver of expenses by
    Adviser                                             1.08%(b)      1.07%(b)      0.91%       0.87%        0.89%
Ratios of net investment income to average net
  assets:
  Before reimbursement and/or waiver of expenses
    by Adviser(a)                                       0.99%         1.33%         1.29%       1.44%        1.69%
  After reimbursement and/or waiver of expenses by
    Adviser(a)                                          1.35%         1.33%         1.29%       1.44%        1.69%
Portfolio Turnover                                     36.25%        33.70%        33.43%      35.90%       41.18%

------------------------

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.01% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit.

ASTON/TCH FIXED INCOME FUND


                                                            Year             Year          Year          Year            Year
                                                           Ended            Ended         Ended         Ended           Ended
                                                          10/31/07         10/31/06      10/31/05      10/31/04        10/31/03
                                                          --------         --------      --------      --------        --------
Net Asset Value, Beginning of Period                      $   9.62         $   9.69      $  10.13      $  10.07        $  10.06
                                                          --------         --------      --------      --------        --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                       0.51(a)          0.47(a)       0.44(a)       0.45            0.41
  Net realized and unrealized gain (loss) on
    investments                                               0.13            (0.03)        (0.37)         0.13            0.07
                                                          --------         --------      --------      --------        --------
  Total from investment operations                            0.64             0.44          0.07          0.58            0.48
                                                          --------         --------      --------      --------        --------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment
    income                                                   (0.53)           (0.51)        (0.51)        (0.52)          (0.47)
                                                          --------         --------      --------      --------        --------
  Total distributions                                        (0.53)           (0.51)        (0.51)        (0.52)          (0.47)
                                                          --------         --------      --------      --------        --------
Net increase (decrease) in net asset value                    0.11            (0.07)        (0.44)         0.06            0.01
                                                          --------         --------      --------      --------        --------
Net Asset Value, End of Period                            $   9.73         $   9.62      $   9.69      $  10.13        $  10.07
                                                          ========         ========      ========      ========        ========

TOTAL RETURN                                                  6.84%            4.68%         0.65%         5.93%           4.85%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                       $39,318          $43,148       $72,876      $278,712        $300,363
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                   0.78%(b)(c)      0.71%(b)      0.70%         0.67%           0.67%
  After reimbursement and/or waiver of expenses by
    Adviser                                                   0.47%(b)(c)      0.50%(b)      0.49%         0.49%           0.49%
Ratios of net investment income to average net
  assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                   4.89%            4.70%         4.23%         4.34%           3.94%
  After reimbursement and/or waiver of expenses by
    Adviser                                                   5.20%            4.91%         4.44%         4.52%           4.12%
Portfolio Turnover                                           71.61%           71.19%        41.33%        46.80%         126.94%

------------------------

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2007 and 0.01% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(c)The Adviser's expense reimbursement level, which effects the net expense ratio, was changed from 0.49% to 0.39% on September 1, 2007.

ASTON/TCH INVESTMENT GRADE BOND FUND


                                                                Year          Year          Year        Year            Year
                                                               Ended         Ended         Ended       Ended           Ended
                                                              10/31/07      10/31/06      10/31/05    10/31/04        10/31/03
                                                              --------      --------      --------    --------        --------
Net Asset Value, Beginning of Period                             $9.14         $9.14         $9.49       $9.82          $10.33
                                                              --------      --------      --------    --------        --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                           0.41(a)       0.36(a)       0.33        0.33(a)         0.34(a)
  Net realized and unrealized gain (loss) on investments         (0.02)         0.04         (0.29)       0.02           (0.10)
                                                              --------      --------      --------    --------        --------
  Total from investment operations                                0.39          0.40          0.04        0.35            0.24
                                                              --------      --------      --------    --------        --------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment
    income                                                       (0.45)        (0.40)        (0.39)      (0.40)          (0.44)
  Distributions from net realized gain on investments               --            --            --       (0.28)          (0.31)
                                                              --------      --------      --------    --------        --------
  Total distributions                                            (0.45)        (0.40)        (0.39)      (0.68)          (0.75)
                                                              --------      --------      --------    --------        --------
Net decrease in net asset Value                                  (0.06)           --         (0.35)      (0.33)          (0.51)
                                                              --------      --------      --------    --------        --------
Net Asset Value, End of Period                                   $9.08         $9.14         $9.14       $9.49           $9.82
                                                              ========      ========      ========    ========        ========
TOTAL RETURN                                                      4.36%         4.51%         0.45%       3.75%           2.47%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                           $14,288       $26,090       $32,405     $40,996         $48,773
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                       1.17%(b)      0.88%(b)      0.85%       0.88%(c)        0.93%
  After reimbursement and/or waiver of expenses by Adviser        0.64%(b)      0.64%(b)      0.64%       0.64%(c)        0.64%
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                       4.05%         3.78%         3.46%       3.23%           3.14%
  After reimbursement and/or waiver of expenses by Adviser        4.58%         4.02%         3.67%       3.47%           3.43%
Portfolio Turnover                                               57.53%        15.46%        38.87%      53.67%         105.35%

------------------------

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2007 and the year ended October 31, 2006, which is not included in the contractual expense limitations. The interest expenses is from utilizing the line of credit.

(c)The Adviser's fee, which affects the expense ratio, changed from 0.70% to 0.50% on March 1, 2004.

General Information

If you wish to know more about Aston Funds, you will find additional information in the following documents:

SHAREHOLDER REPORTS

You will receive an unaudited semi-annual report dated April 30 and an annual report dated October 31 which is audited by an independent registered public accounting firm. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, which is incorporated into this prospectus by reference and dated February 29, 2008, as amended from time to time, is available to you without charge and can be mailed to you upon request. It contains more detailed information about the Funds.

HOW TO OBTAIN REPORTS


CONTACTING ASTON FUNDS
You can get free copies of the reports and SAI, request other information and get answers to your questions about the Funds by contacting:

Address:    Aston Funds
            P.O. Box 9765
            Providence, RI 02940

Phone:      Shareholder Services &          800 992-8151
            Fund Literature
            Investment Advisor Services     800 597-9704

Web site:   www.astonfunds.com

OBTAINING INFORMATION FROM THE SEC
You can visit the EDGAR Database on the SEC's Web site at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Funds at the SEC's Public Reference Room in Washington D.C. To find out more about the Public Reference Room, you can call the SEC at 202 551-8090. Also, you can obtain copies of this information after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington D.C. 20549-0102.

Investment Company Act File Number: 811-8004

                                                   [LOGO] ASTON ASSET MANAGEMENT

ASTON FUNDS
CLASS R SHARES
PROSPECTUS

February 29, 2008


--------------------------------------------------------------------------------

A diversified, actively managed fund family with a process-driven approach to investing.








NOT FDIC INSURED. NO BANK GUARANTEE. MAY LOSE VALUE.

The Securities and Exchange Commission has not approved or disapproved these or any mutual fund's shares or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime.

(ASTON FUNDS LOGO)


  EQUITY FUNDS                                                  TICKER SYMBOL

  Aston/Montag & Caldwell Growth Fund                               MCRGX
  Aston/ABN AMRO Growth Fund                                        CCGRX

(ASTON FUNDS LOGO)

          Thank you for your interest in Aston Funds. Our diversified family of funds offers you a variety of investment opportunities to help you build wealth and meet financial goals such as retirement. This prospectus pertains only to the Class R Shares of Aston Funds. Please read this prospectus carefully and keep it for future reference.



        For a list of terms with definitions that you may find helpful as you read this prospectus, please refer to the "Investment Terms" Section.
        --------------------------------------
        Mutual fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the Federal Deposit Insurance Corporation (FDIC).
        --------------------------------------

TABLE OF CONTENTS

                                                                        Page

ASTON/MONTAG & CALDWELL GROWTH FUND                                   3
    Investment Objective, Principal Investment Strategies
      and Risks                                                       3
    Fund Performance                                                  4
    Fund Expenses                                                     5

ASTON/ABN AMRO GROWTH FUND                                            6
    Investment Objective, Principal Investment Strategies
      and Risks                                                       6
    Fund Performance                                                  7
    Fund Expenses                                                     8

INVESTMENT TERMS                                                      9

ADDITIONAL INFORMATION REGARDING INVESTMENT STRATEGIES               10

PORTFOLIO HOLDINGS                                                   12

MANAGEMENT OF THE FUNDS                                              13
    The Investment Adviser                                           13
    The Subadviser                                                   13
    Portfolio Manager                                                14
    Management Fees                                                  14

SHAREHOLDER INFORMATION                                              15
    Opening An Account                                               15
    Buying Shares                                                    15
    Exchanging Shares                                                16
    Selling/Redeeming Shares                                         17
    Transaction Policies                                             20
    Account Policies and Dividends                                   22
    Additional Investor Services                                     22
    Distribution Plan 12b-1 Fees                                     23
    Portfolio Transactions and Brokerage Commissions                 23

DIVIDENDS, DISTRIBUTIONS AND TAXES                                   24

FINANCIAL HIGHLIGHTS                                                 25

GENERAL INFORMATION                                                  27

No single fund is intended to be a complete investment program, but individual funds can be an important part of a balanced and diversified investment program. Mutual funds have the following general risks:
-  the value of fund shares will fluctuate
-  you could lose money
-  you cannot be certain that a fund will achieve its investment objective

                      (This page intentionally left blank)

Aston/Montag & Caldwell Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks and convertible securities. The portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. The portfolio manager emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:
-  have a strong history of earnings growth
- are attractively priced, relative to the company's potential for above average long-term earnings and revenue growth
-  have strong balance sheets
-  have a sustainable competitive advantage
-  are currently, or have the potential to become, industry leaders
-  have the potential to outperform during market downturns

The Fund may invest in American Depositary Receipts ("ADRs") and foreign securities.

To manage risk, the portfolio manager limits sector and individual security exposure, and adheres to a strong sell discipline. The portfolio manager does not expect the Fund's annual portfolio turnover rate to exceed 100%.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

FOREIGN SECURITIES RISK: Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

- CURRENCY RISK: The value of the securities held by a fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms.

- POLITICAL/ECONOMIC RISK: Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in a fund.

- REGULATORY RISK: In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

GROWTH STYLE RISK: Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund's performance may suffer.

LIQUIDITY RISK: When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

MANAGER RISK: The performance of the Fund is dependent upon the investment adviser's skill in selecting managers and the portfolio manager's skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

MARKET RISK: The Fund's share price can move down in response to stock market conditions, changes in the economy or changes in a particular company's stock price. An individual stock may decline in value even when the value of stocks in general are rising.

For additional information regarding the Fund, please refer to the "Investment Terms" and "Additional Information Regarding Investment Strategies" Sections.

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

       16.98%              3.87%            5.10%            7.86%            20.78%
        2003                2004             2005             2006             2007

  Best Quarter:          9/07    9.18%
  Worst Quarter:         9/04   -4.61%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                                          Since
                  1 Year    5 Years    Inception(a)
---------------------------------------------------
Aston/Montag &
  Caldwell
  Growth Fund:
  Return
    Before
    Taxes         20.78%    10.72%        10.72%
  Return After
    Taxes on
 Distributions    18.16%    10.20%        10.20%
  Return After
    Taxes on
 Distributions
    and Sale
    of Fund
    Shares        16.50%     9.31%         9.31%
-------------------------------------------------------
Russell 1000
  Growth
  Index(b)        11.81%    12.11%        12.11%
-------------------------------------------------------

(a) Inception of Class R shares: December 31, 2002, Index data computed from December 31, 2002.

(b) Reflects no deduction for taxes, fees and expenses.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Expenses

As an investor in the Fund, you pay certain indirect fees and expenses, which are described in the table below.

SHAREHOLDER FEES
As a benefit of investing in Class R shares of the Fund, you do not incur any sales loads, exchange fees, or redemption fees.

ANNUAL FUND OPERATING EXPENSES
Operating expenses are the normal costs of operating any mutual fund. These expenses are not charged directly to investors. They are paid from the Fund's assets and are expressed as an expense ratio, which is a percentage of average daily net assets.

                                                                     ACQUIRED      TOTAL                NET
                            MANAGEMENT   DISTRIBUTION    OTHER      FUND FEES     EXPENSE     FEE     EXPENSE
FUND                           FEES      (12B-1) FEES   EXPENSES   AND EXPENSES    RATIO    WAIVERS    RATIO
Aston/Montag & Caldwell
  Growth Fund(a)              0.68%         0.50%        0.12%(b)        --        1.30%       --        1.30%

(a)In addition to Class R shares, the Fund offers two other classes of shares that invest in the same portfolio of securities. Shareholders of Class N shares are subject to a 12b-1 distribution fee and shareholders of Class I shares are not subject to a 12b-1 distribution fee; therefore expense and performance figures will vary among the classes. The information in the table above and the example below relate to the Class R shares, which are offered in this prospectus. Class N shares and Class I shares are offered in separate prospectuses.

(b)Other expenses have been restated to reflect the current expense structure.

EXAMPLE
This hypothetical example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of the period. The example assumes you reinvested all dividends and distributions, that the average annual return was 5% and that operating expenses remained the same. The example is for comparison purposes only and does not represent the Fund's actual or future expenses and returns.

                                                                1 YEAR         3 YEARS         5 YEARS         10 YEARS
Aston/Montag & Caldwell Growth Fund                              $132           $412            $713            $1,568

Aston/ABN AMRO Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term total return through a combination of capital appreciation and current income by investing primarily in a combination of stocks and bonds.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks and convertible securities. The portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that the portfolio manager believes are growing their near-term earnings at an above average rate. The portfolio manager emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:
-  have a strong history of earnings growth
- are attractively priced, relative to the company's potential for above average long-term earnings and revenue growth
-  have strong balance sheets
-  have a sustainable competitive advantage
-  are currently, or have the potential to become, industry leaders
-  have the potential to outperform during market downturns

The Fund may invest in ADRs and foreign securities.

To manage risk, the portfolio manager limits sector and individual security exposure, and adheres to a strong sell discipline. The portfolio manager does not expect the Fund's annual portfolio turnover rate to exceed 100%.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

FOREIGN SECURITIES RISK: Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

- CURRENCY RISK: The value of the securities held by a fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms.

- POLITICAL/ECONOMIC RISK: Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in a fund.

- REGULATORY RISK: In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

GROWTH STYLE RISK: Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund's performance may suffer.

LIQUIDITY RISK: When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

MANAGER RISK: The performance of the Fund is dependent upon the investment adviser's skill in selecting managers and the portfolio manager's skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

MARKET RISK: The Fund's share price can move down in response to stock market conditions, changes in the economy or a particular company's stock price. An individual stock may decline in value even when the value of stocks in general is rising.

For additional information regarding the Fund, please refer to the "Investment Terms" and "Additional Information Regarding Investment Strategies" Sections.

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                          CALENDAR YEAR TOTAL RETURN*

       21.25%              5.30%            0.79%            3.07%            4.28%
        2003                2004             2005             2006             2007

  Best Quarter:          6/03   10.79%
  Worst Quarter:         6/06   -6.27%

The following table indicates how the Fund's average annual total returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN*
                    (For the period ended December 31, 2007)

                                          Since
                  1 Year    5 Years    Inception(a)
-------------------------------------------------------
Aston/ABN AMRO
  Growth Fund:
  Return
    Before
    Taxes          4.28%     6.70%         6.70%
  Return After
    Taxes on
 Distributions    -0.11%     5.26%         5.26%
  Return After
    Taxes on
 Distributions
    and Sale
    of Fund
    Shares         8.18%     5.74%         5.74%
-------------------------------------------------------
Russell 1000
  Growth
  Index(b)        11.81%    12.11%        12.11%
-------------------------------------------------------

(a) Inception of Class R shares: December 31, 2002. Index data computed from December 31, 2002.

(b) Reflects no deduction for taxes, fees or expenses.

* Montag & Caldwell, Inc. became the Subadviser as of January 1, 2008. Performance prior to that date reflects the performance of a previous subadviser.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Expenses

As an investor in the Fund, you pay certain indirect fees and expenses, which are described in the table below.

SHAREHOLDER FEES
As a benefit of investing in Class R shares of the Fund, you do not incur any sales loads, exchange fees, or redemption fees.

ANNUAL FUND OPERATING EXPENSES
Operating expenses are the normal costs of operating any mutual fund. These expenses are not charged directly to investors. They are paid from the Fund's assets and are expressed as an expense ratio, which is a percentage of average daily net assets.

                                                                       ACQUIRED      TOTAL                NET
                              MANAGEMENT   DISTRIBUTION    OTHER      FUND FEES     EXPENSE     FEE     EXPENSE
FUND                             FEES      (12B-1) FEES   EXPENSES   AND EXPENSES    RATIO    WAIVERS    RATIO
Aston/ABN AMRO Growth
  Fund(a)                       0.70%         0.50%        0.14%(b)        --        1.34%        --     1.34%(b)

(a)In addition to Class R shares, the Fund offers two other classes of shares that invest in the same portfolio of securities. Shareholders of Class N shares are subject to a 12b-1 distribution fee and no shareholder service fee, and shareholders of Class I shares are not subject to a 12b-1 distribution fee or a shareholder service fee; therefore expense and performance figures will vary among the classes. The information in the table above and the example below relate to the Class R shares, which are offered in this prospectus. Class N shares and Class I shares are offered in separate prospectuses.

(b)Other expenses have been restated to reflect the current expense structure.

EXAMPLE
This hypothetical example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of the period. The example assumes you reinvested all dividends and distributions, that the average annual return was 5% and that operating expenses remained the same. The example is for comparison purposes only and does not represent the Fund's actual or future expenses and returns.

                                                                1 YEAR         3 YEARS         5 YEARS         10 YEARS
Aston/ABN AMRO Growth Fund                                       $136           $425            $734            $1,613

Investment Terms

The following is a list of terms with definitions that you may find helpful as you read this prospectus.

BOTTOM-UP INVESTING: An investing approach in which securities are researched and chosen individually with less consideration given to economic or market cycles.

CORPORATE BONDS: Fixed income securities issued by corporations.

DIVERSIFICATION: The practice of investing in a broad range of securities to reduce risk.

EXPENSE RATIO: A fund's cost of doing business, expressed as a percentage of its net assets and disclosed in a prospectus.

GROWTH STYLE INVESTING: An investing approach that involves buying stocks of companies that are generally industry leaders with above-average, sustainable growth rates. Typically, growth stocks are the stocks of the fastest growing companies in the most rapidly growing sectors of the economy. Growth stock valuation levels (e.g., price-to-earnings ratio) will generally be higher than value stocks.

INVESTMENT OBJECTIVE: The goal that an investor and a mutual fund seek together. Examples include current income, total return, long-term capital growth, etc.

ISSUER: The company that issues a security, such as a stock, bond or money market security.

LARGE-CAP STOCKS: Stocks issued by large companies. Unless otherwise defined by a portfolio manager, subadviser or the adviser, a large-cap company is defined as one with a market capitalization of $5 billion or more. Typically, large-cap companies are established, well-known companies; some may be multi-nationals.

MANAGEMENT FEE: The amount that a mutual fund pays to the investment adviser for its services.

MARKET CAPITALIZATION: Value of a corporation or other entity as determined by the market price of its securities.

MUTUAL FUND: An investment company that stands ready to buy back its shares at their current net asset value. Most mutual funds continuously offer new shares to investors.

NET ASSET VALUE (NAV): The per share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once a day.

RISK/REWARD TRADE-OFF: The principle that an investment must offer higher potential returns as compensation for the likelihood of increased volatility.

RUSSELL 1000 GROWTH INDEX. An unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

TOTAL RETURN: A measure of a fund's performance that encompasses all elements of return: dividends, capital gains distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming re-investment of dividends and capital gains distributions, expressed as a percentage of the initial investment.

12B-1 FEE: A mutual fund fee, named for the Securities and Exchange Commission ("SEC") rule that permits it, used to pay for distribution costs, such as advertising and commissions paid to dealers. (See "Distribution Plan 12b-1 Fees" in the "Shareholder Information" Section.)

Additional Information Regarding Investment Strategies

In addition to the principal investment strategies described in the Fund Summaries, there may be times when the Funds use secondary investment strategies in seeking to achieve their investment objectives. Information regarding such secondary strategies, as well as additional information regarding certain principal strategies, is shown below.

ADRS/EDRS/GDRS
The Funds may invest in foreign securities in the form of depositary receipts and/or securities traded directly on U.S. exchanges. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include ADRs, which are traded on U.S. exchanges and are U.S. dollar-denominated, European Depositary Receipts ("EDRs"), which are traded on European exchanges and may not be denominated in the same currency as the security they represent, and Global Depositary Receipts ("GDRs"), which are issued globally and evidence a similar ownership arrangement.

Although ADRs, EDRs and GDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, EDRs or GDRs rather than directly in securities of foreign issuers, the Funds may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject. A Fund may invest in ADRs sponsored or unsponsored by the issuer of the underlying security. In the case of an unsponsored ADR, a Fund may bear higher expenses and encounter greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

COMMERCIAL PAPER
Commercial paper are short-term fixed income securities issued by banks, corporations and other borrowers. There is the risk that the issuer of the commercial paper will not be able to make principal and/or interest payments. Commercial paper may include securities issued in reliance on the private placement exemption under Section 4(2) of the Securities Act of 1933. Section 4(2) paper is generally sold to an institutional investor, such as a Fund, that agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) commercial paper must similarly be in an exempt transaction.

CONVERTIBLE SECURITIES
Convertible securities are fixed income or equity securities that pay interest or dividends and that may be exchanged on certain terms into common stock of the same corporation.

Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. There is the risk that the issuer of the security will not be able to make principal and/or interest payments as well as the risk that the holder of the security may not take advantage of the convertible features in the appropriate time frame.

CORPORATE DEBT SECURITIES
Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans made to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

DEBENTURES
Debentures are bonds or promissory notes that are secured by the general credit of the issuer, but not secured by specific assets of the issuer. There is the risk that the issuer of the security will not be able to make principal and/or interest payments.

DEFENSIVE STRATEGY
There may be times when a Fund takes temporary positions that may not achieve its investment objective or follow its principal investment strategies for defensive reasons. This includes investing all or a portion of its total assets in cash or cash equivalents, such as money market securities and repurchase agreements. Although a Fund would do this in seeking to avoid losses, following a defensive strategy could reduce the benefit from any market upswings.

DERIVATIVES
The Funds may engage in derivatives primarily for hedging purposes, to maintain liquidity or in anticipation of changes in portfolio composition. Derivatives have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts, swaps and related products.

Hedging involves using derivatives to offset a potential loss in one position by establishing an interest in an opposite position. Any loss generated by the derivative should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. A Fund may realize a loss if interest rates, security prices or indices move in the opposite direction than the portfolio manager anticipates.

Derivatives will only be used when consistent with the objectives and strategy of the portfolio. The portfolio managers will ensure that the effective market exposure resulting from the use of derivatives will not exceed the total amount available for investment within the Fund (i.e., the use of derivatives will not result in the Fund being leveraged). All derivative positions will be covered by existing Fund assets. The portfolio managers will place a limit on the derivative exposure as a proportion of assets.

EQUITY SECURITIES
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value may increase with the value of the issuer's business. Types of equity securities include common stocks, preferred stocks, warrants and rights, convertible securities and other securities that represent underlying total shares, such as depositary receipts.

FIXED INCOME SECURITIES
The Funds may invest in fixed income securities to offset the volatility of the stock market. Fixed income securities provide a stable flow of income for a Fund. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. The Equity Funds may invest in fixed income securities to offset the volatility of the stock market. Fixed income securities provide a stable flow of income for a Fund.

FOREIGN SECURITIES
Foreign securities are securities issued by corporations, governments and other issuers located outside the United States. Foreign securities are subject to additional risks.

OTHER INVESTMENT COMPANIES
The Funds may invest in securities of other investment companies, including exchange-traded funds ("ETFs") and closed-end funds. An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in other investment companies typically reflect the risk of the types of securities in which the funds invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company's fees and expenses as well as their share of the Fund's fees and expenses.

PREFERRED STOCKS
Preferred stocks are stocks that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets, but are subordinate to the claims of all creditors.

REPURCHASE AGREEMENTS
Repurchase agreements, or repos, are transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, a Fund may incur a loss if the value of the security should decline, as well as any disposition costs in liquidating the security.

RULE 144A SECURITIES
Rule 144A securities are restricted securities that can be sold to qualified institutional buyers under the Securities Act of 1933. Investing in Rule 144A securities may increase the illiquidity of a Fund's investments in the event that an adequate trading market does not exist for these securities. To the extent there is an adequate trading market for lower-rated securities, Rule 144A securities generally are not subject to an increase in illiquidity.

U.S. GOVERNMENT SECURITIES
These are fixed income obligations of the U.S. government and its various agencies. U.S. government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government's full faith and credit backing on principal or interest payments. Some securities are backed by the issuer's right to borrow from the U.S. Treasury and some, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy. This guarantee, however, does not extend to the market prices for such securities which can fluctuate.

More information about the risks associated with investing in the Funds can also be found in the Funds' statement of additional information ("SAI").

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the SAI and on our Web site at www.astonfunds.com.

Management of the Funds

THE INVESTMENT ADVISER

ASTON ASSET MANAGEMENT LLC
Aston Asset Management LLC ("Aston" or "Adviser"), 120 N. LaSalle Street, 25th Floor, Chicago, IL 60602, is the investment adviser to the Funds. Aston, a majority owned subsidiary of Highbury Financial Inc., was formed for the purpose of acquiring the U.S. mutual fund and separately managed account business of ABN AMRO Asset Management, Inc. and its affiliates ("ABN AMRO"). More information on Highbury Financial Inc. is available in the SAI. Aston was formed in April 2006 and as of December 31, 2007, Aston had approximately $5.1 billion in assets under management.

Aston provides investment advisory, mutual fund administration and distribution-related services to the Aston Funds. Aston manages the Fund by selecting one or more other investment managers to manage the Fund's portfolio on a sub-advisory basis. Aston is responsible for identifying and selecting the Fund's investment managers, monitoring the performance of such managers, and terminating managers.

Aston and the Aston Funds have received from the SEC an exemptive order that allows Aston to allocate and reallocate the assets of the Fund between and among any subadvisers so selected pursuant to a "manager of managers" structure. Under this structure, Aston has the authority to retain and terminate subadvisers, engage new subadvisers and make material revisions to the terms of the subadvisory agreements subject to the approval of the Board of Trustees, but not shareholder approval.

GENERAL
As the investment adviser to the Funds, Aston is paid an annual management fee based on the average daily net assets of a Fund. Out of its fee, Aston pays the subadviser of each Fund. The table, later in this "Management of the Funds" Section, shows the management fees paid by each Fund to Aston for the most recent fiscal year.

The investment advisory agreement with Aston may be terminated at any time by the Fund or Aston upon 60 days' written notice to the other party. A Fund may effect termination by an action of the Board of Trustees or by a vote of a majority of the Fund's outstanding voting securities.

A discussion regarding the Board's basis for approving the investment advisory agreement with Aston is available in the shareholder report dated October 31, 2006.

THE SUBADVISER

The accompanying information highlights each Fund's subadviser and its portfolio manager. Additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Funds is available in the SAI.

As of January 1, 2008, Montag & Caldwell, Inc. ("Montag & Caldwell") replaced ABN AMRO Asset Management, Inc. ("AAAM") as Subadviser to the Aston/ABN AMRO Growth Fund.

MATTERS RELATING TO ABN AMRO HOLDINGS N.V.
AAAM and Montag & Caldwell are each an indirect subsidiary of ABN AMRO Holdings N.V. ("Parent"). On October 10, 2007, a consortium comprised of The Royal Bank of Scotland Group plc, Banco Santander Central Hispano and Fortis N.V. announced the successful completion of a tender offer for substantially all of the shares of Parent (the "Tender Offer"). The Tender Offer, which settled on October 17, 2007, was deemed to have caused an "assignment" and automatic termination of each Fund's Sub-Investment Advisory Agreement with each Fund's respective subadviser. The consortium has announced its intent to transfer the asset management business of Parent to Fortis N.V. subject to the completion of due diligence and regulation approvals. The transfer to Fortis is scheduled to take place on or about March 31, 2008. There is no assurance that the transfer will be consummated as contemplated.

On October 16, 2007, the Board of Trustees of Aston Funds voted to approve new Sub-Investment Advisory Agreements with each Fund's then current subadviser following the termination of the current agreement. The terms of the new agreements are substantially the same as the previous agreements except for term and termination provisions. On December 20, 2007, the Board of Trustees voted to approve the termination of the sub-investment advisory agreement with AAAM on behalf of the Aston/ABN AMRO Growth Fund and the approval of a new sub-investment advisory agreement on behalf of the Fund with Montag & Caldwell effective as of January 1, 2008. Shareholders of the Fund received an information statement in accordance with the terms of the manager-of-managers exemptive order applicable to the Fund.

A discussion regarding the Board's basis for approving the agreements at the October meeting is available in the Fund's shareholder report dated October 31, 2007.

ASTON/MONTAG & CALDWELL GROWTH FUND
ASTON/ABN AMRO GROWTH FUND
Montag & Caldwell Inc., 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326, was founded in 1945 and is a wholly-owned subsidiary of ABN AMRO Asset Management Holdings, Inc. ("Holding Co.") and an indirect subsidiary of Parent. As described above, upon completion of the acquisition of Parent, Montag & Caldwell is expected to be an indirect wholly-owned subsidiary of Fortis N.V. Montag & Caldwell is the Subadviser to the above Funds, and as of December 31, 2007, managed approximately $17.3 billion in assets in institutional accounts and mutual funds.

PORTFOLIO MANAGER


FUND NAME                                        PORTFOLIO MANAGER       INVESTMENT EXPERIENCE
ASTON/MONTAG & CALDWELL GROWTH FUND
                                     Ronald E. Canakaris, CIC, CFA
                                                                         Portfolio Manager since the Fund's inception in 1994;
                                                                         President, Chief Executive Officer and Chief
                                                                         Investment Officer of Montag & Caldwell. He has been
                                                                         with the firm since 1972 and is responsible for
                                                                         developing the firm's investment process. He has a BS
                                                                         and BA from the University of Florida.

ASTON/ABN AMRO GROWTH FUND
                                     Ronald E. Canakaris, CIC, CFA
                                                                         Portfolio Manager of the Fund since January 2008.
                                                                         Please see above.

Additional information about the portfolio manager's compensation, other accounts managed and the portfolio manager's ownership of securities in the Funds is available in the SAI.

MANAGEMENT FEES


                                                                                     MANAGEMENT FEE PAID FOR
                                                    MANAGEMENT FEE                 FISCAL YEAR ENDED 10/31/07
FUND NAME                                   (AS A PERCENTAGE OF NET ASSETS)      (AS A PERCENTAGE OF NET ASSETS)
Aston/Montag & Caldwell Growth Fund(a)         First $800 million 0.80%                       0.68%
                                                Over $800 million 0.60%
Aston/ABN AMRO Growth Fund(a)                            0.70%                                0.70%

------------------------

(a)For the period from November 1, 2006 to November 30, 2006, AAAM served as investment adviser to each Fund. As of November 30, 2006, Aston became investment adviser.

Shareholder Information

OPENING AN ACCOUNT

- Class R shares are sold primarily to qualified retirement plans, retirement savings programs and other similar programs offered primarily through financial intermediaries. Contact your financial representative or plan sponsor.
-  Read this prospectus carefully.
- Determine how much you want to invest. The minimum initial investment requirements for the Funds are as follows:
   o  Regular accounts: $2,500
   o  Individual Retirement Accounts (IRAs): $500
-  Complete the account application with your financial representative.
- Purchase, exchange and redemption requests received and processed before New York Stock Exchange ("NYSE") market close, typically 4:00 p.m. Eastern time ("ET"), receive that business day's closing net asset value ("NAV"). Trades received after that time receive the following business day's NAV.
-  Make your initial investment through your financial representative.

BUYING SHARES

You may purchase additional shares through your financial representative or directly from the Aston Funds. The price of Class R shares is the NAV.

After your initial investment, additional investments of $50 or more may be made. You may also make automatic investments under the Automatic Investment Plan described in "Automatic Investment Plan" later in this "Shareholder Information" Section.

Make additional investments using the following table as a guideline. All buy requests and subsequent transaction requests must be in "good order."

BUYING SHARES                   TO ADD TO AN ACCOUNT ($50 MINIMUM)
THROUGH YOUR FINANCIAL          - Your financial representative is responsible for
REPRESENTATIVE                    transmitting the order promptly.
BY MAIL                         - Return the investment slip from a statement with your
                                  check in the envelope provided and mail to us at the
ASTON FUNDS                       address at the left.
P.O. BOX 9765                   - We accept checks, bank drafts, money orders, wires and ACH
PROVIDENCE, RI 02940              for purchases (see "Other Features" later in this
OR                                "Shareholder Information" Section). Checks must be drawn
OVERNIGHT DELIVERY                on U.S. banks. There is a minimum $20 charge for returned
                                  checks.
ASTON FUNDS                     - We do not accept travelers, temporary, post-dated, credit
101 SABIN STREET                  card courtesy, second or third party checks (which are
PAWTUCKET, RI 02860               checks made payable to someone other than the Funds,
                                  including you).
                                - Give the following wire/ACH information to your bank:
                                  Mellon Trust of New England
                                  ABA #01-10-01234
                                  For: Aston Funds
                                  A/C 140414
                                  FBO "Aston Fund Number,"
                                  "Your Account Number."
                                - Include your name, account number, taxpayer identification number or social security number, address and the Fund(s)
                                  you wish to purchase in the wiring instructions.

BUYING SHARES                   TO ADD TO AN ACCOUNT ($50 MINIMUM)


BY PHONE                        - Verify that your bank or credit union is a member of the
                                  ACH.
800 992-8151                    - To place your request with an Investor Services Associate, call between 9 a.m. and 7 p.m. ET, Monday - Friday.
                                - You should complete the "Bank Account Information" section of your account application.
                                - When you are ready to add to your account, call Aston
                                  Funds and tell the representative the Fund name, account
                                  number, the name(s) in which the account is registered and the amount of your investment.
                                - Instruct your bank (who may charge a fee) to wire or ACH the amount of your investment.
                                - Give the following wire/ACH information to your bank:
                                  Mellon Trust of New England
                                  ABA #01-10-01234
                                  For: Aston Funds
                                  A/C 140414
                                  FBO "Aston Fund Number,"
                                  "Your Account Number."
                                - Include your name, account number, taxpayer identification number or social security number, address and the Fund(s)
                                  you wish to purchase in the wire instructions.

BY INTERNET                     - Verify that your bank or credit union is a member of the
                                  ACH.
WWW.ASTONFUNDS.COM              - Complete the "Purchase, Exchange and Redemption
                                  Authorization" section of your account application.
                                - Self-register for online account access at
                                  www.astonfunds.com. Your social security number or
                                  employer identification number, account number and other
                                  security validating information will be required for
                                  registration.
                                - When you are ready to add to your account, access your
                                  account through Aston Funds' Web site and enter your
                                  purchase instructions in the highly secure area for
                                  shareholders only called "Account Access." ACH purchases
                                  on Internet may take 3 to 4 business days.

Other share classes of Aston Funds are available through separate prospectuses. Please call 800 992-8151 for more information.

BUY AND SELL REQUESTS ARE IN "GOOD ORDER" WHEN
-  The account number and Fund name are included.
-  The amount of the transaction is specified in dollars or shares
- Signatures of all owners appear exactly as they are registered on the account in original form, as photocopies are not acceptable.
-  Any required Medallion Signature Guarantees (if applicable) are included.
- Other supporting legal documents (as necessary) are present, including such "Requirements for Written Requests" as described later in the "Shareholder Information" Section.


EXCHANGING SHARES

After you have opened an account with us, you can exchange your shares within Aston Funds to meet your changing investment goals or other needs. This privilege is not designed for frequent trading and may be difficult to implement in times of drastic market changes.

You can exchange shares from one Aston Fund to another within the same class of shares. All exchanges to open new accounts must meet the minimum initial investment requirements. Exchanges may be made by mail, through the Internet or by phone at 800 992-8151 if you chose this option when you opened your account. For federal income tax purposes, in non-retirement accounts, each exchange into a different fund is treated as a taxable sale and a new purchase. As a result, an investor holding shares in a non-retirement account generally is subject to federal income tax on any appreciation on the shares exchanged.

----------------------------------------------------------------
HOW DOES AN EXCHANGE TAKE PLACE?
When you exchange your shares, you authorize the sale of your shares in one fund to purchase shares of another fund. In other words, you are requesting a sale and then a purchase. The exchange of your shares may be a taxable event for federal income tax purposes if the shares are not held in a tax deferred account.
----------------------------------------------------------------

Aston Funds reserves the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders. All exchange requests must be in "good order."

SELLING/REDEEMING SHARES

Once you have opened an account with us, you can sell your shares to meet your changing investment goals or other needs. To redeem shares, contact your financial representative or you may redeem directly from Aston Funds. All redemption requests must be in "good order." The following table shows guidelines for selling shares.

SELLING SHARES                  DESIGNED FOR . . .                    TO SELL SOME OR ALL OF YOUR SHARES . . .
THROUGH YOUR FINANCIAL          - Accounts of any type                - Your financial representative is responsible for
REPRESENTATIVE                                                          transmitting the order promptly.

BY MAIL                         - Accounts of any type                - Write and sign a letter of instruction indicating the
                                - Sales or redemptions of any size      Fund name, Fund number, your account number, the
ASTON FUNDS                       (for redemptions over $50,000,        name(s) in which the account is registered and the
P.O. BOX 9765                     please see Medallion Signature        dollar value or number of shares you wish to sell.
PROVIDENCE, RI 02940              Guarantee later in this             - Include all signatures and any additional documents
OR                                "Shareholder Information"             that may be required. (see "Selling Shares in Writing"
OVERNIGHT DELIVERY                Section)                              later in this "Shareholder Information" Section.)
                                                                        Signatures must be in original form, as photocopies
ASTON FUNDS                                                             are not accepted.
101 SABIN STREET                                                      - Mail to us at the address at the left.
PAWTUCKET, RI 02860                                                   - A check will be mailed to the name(s) and address in
                                                                        which the account is registered. If you would like the
                                                                        check mailed to a different address, you must write a
                                                                        letter of instruction and have it Medallion Signature
                                                                        Guaranteed.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" later in this "Shareholder Information"
                                                                        Section).

BY PHONE                        - Non-retirement accounts             - For automated service 24 hours a day using your
                                - Sales of up $50,000 (for              touch-tone phone, call 800 992-8151.
800 992-8151                      accounts with telephone account     - To place your request with an Investor Services
                                  privileges)                           Associate, call between 9 a.m. and 7 p.m. ET,
                                                                        Monday - Friday.
                                                                      - A check will be mailed to the name(s) and address in
                                                                        which the account is registered. If you would like the
                                                                        check mailed to a different address, you must write a
                                                                        letter of instruction and have it Medallion Signature
                                                                        Guaranteed.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" later in this "Shareholder Information"
                                                                        Section).
                                                                      - The Funds reserve the right to refuse any telephone
                                                                        sales request and may modify the procedures at any
                                                                        time. The Funds make reasonable attempts to verify
                                                                        that telephone instructions are genuine, but you are
                                                                        responsible for any loss that you may bear from
                                                                        telephone requests.

SELLING SHARES                  DESIGNED FOR . . .                    TO SELL SOME OR ALL OF YOUR SHARES . . .

BY INTERNET                     - Non-retirement accounts             - Complete the "Purchase, Exchange and Redemption
                                                                        Authorization" section of your account application.
WWW.ASTONFUNDS.COM                                                    - Self-register for online account access at
                                                                        www.astonfunds.com. Your social security number or
                                                                        employer identification number, account number and
                                                                        other security validating information will be required
                                                                        for registration.
                                                                      - When you are ready to redeem a portion of your
                                                                        account, access your account through Aston Funds' Web
                                                                        site and enter your redemption instructions in the
                                                                        highly secure area for shareholders only called "Logon
                                                                        Access." A check for the proceeds will be mailed to
                                                                        you at your address of record.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" later in this "Shareholder Information"
                                                                        Section).

SELLING SHARES IN WRITING

In certain circumstances, you must make your request to sell shares in writing. You may need to include a Medallion Signature Guarantee (which protects you against fraudulent orders) and additional items with your request, as shown in the table below.

WE REQUIRE MEDALLION SIGNATURE GUARANTEES IF:
-  your address of record has changed within the past 30 days
-  you are selling more than $50,000 worth of shares
- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or other than wire or ACH sent to the bank account of the registered owner(s)

SELLER                                   REQUIREMENTS FOR WRITTEN REQUESTS
Owners of individual, joint, sole        - Letter of instruction
proprietorship, or general partner       - On the letter, the signatures and titles of all persons
accounts                                   authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies
                                           are not accepted
                                         - MEDALLION SIGNATURE GUARANTEE, if applicable (see next
                                           page for more details)

Owners of corporate or association       - Letter of instruction
accounts                                 - Corporate resolution certified within the past 12 months
                                         - On the letter, the signatures and titles of all persons
                                           authorized to sign for the account, exactly as the account is registered, must be in original form as photocopies are not accepted
                                         - MEDALLION SIGNATURE GUARANTEE, if applicable (see next
                                           page for more details)

Owners or trustees of trust accounts     - Letter of instruction
                                         - On the letter, the signature of the trustee(s) must be in original form, as photocopies are not accepted
                                         - If the names of all trustees are not registered on the
                                           account, a copy of the trust document certified within the past 12 months
                                         - MEDALLION SIGNATURE GUARANTEE, if applicable (see next
                                           page for more details)

Joint tenancy shareholders whose co-     - Letter of instruction signed by the surviving tenant must
tenants are deceased                       be in original form, as photocopies are not accepted
                                         - Certified copy of death certificate
                                         - MEDALLION SIGNATURE GUARANTEE, if applicable (see next
                                           page for more details)
Executors of shareholder estates         - Letter of instruction signed by executor must be in
                                           original form, as photocopies are not accepted
                                         - Certified copy of order appointing executor
                                         - MEDALLION SIGNATURE GUARANTEE, if applicable (see next
                                           page for more details)

Administrators, conservators,            - Call 800 992-8151 for instructions
guardians and other sellers or           - MEDALLION SIGNATURE GUARANTEE, if applicable (see next
account types not listed above             page for more details)
IRA accounts                             - IRA distribution request form completed and signed. Call
                                           800 992-8151 for a form, or download a form from our
                                           website www.astonfunds.com.

In addition to the situations described above, Aston Funds may require Medallion Signature Guarantees in other circumstances based on the amount of the redemption request or other factors.

OTHER FEATURES
The following other features are also available to buy and sell shares of the Funds.

WIRE. To purchase and sell shares via the Federal Reserve Wire System:
- You must authorize Aston Funds to honor wire instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
- To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
- For accounts with existing wire instructions, wire redemptions may be placed over the phone. However, any changes made to existing wire instructions will only be accepted with a Medallion Signature Guaranteed letter of instruction.

----------------------------------------------------------------
WHAT IS A MEDALLION SIGNATURE GUARANTEE?
A Medallion Signature Guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion Program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a Medallion Signature Guarantee on written redemption requests for more than $50,000. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

A NOTARY PUBLIC STAMP OR SEAL CANNOT BE SUBSTITUTED FOR A MEDALLION SIGNATURE GUARANTEE.
----------------------------------------------------------------

AUTOMATED CLEARING HOUSE (ACH). To transfer money between your bank account and your Aston Funds account(s):
- You must authorize Aston Funds to honor ACH instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
- Most transfers are completed within three business days of your call. ACH purchases will receive the NAV calculated on the day the money is received.
- There is no fee to your account for this transaction and generally, no fee from your bank.

REDEMPTIONS IN KIND
The Funds have elected, under Rule 18f-1 under the Investment Company Act of 1940, as amended, to pay sales proceeds in cash up to $250,000 or 1% of a Fund's total value during any 90-day period for any one shareholder, whichever is less.

Larger redemptions may be detrimental to existing shareholders. While we intend to pay all sales proceeds in cash, we reserve the right to make payments to you for larger redemptions in the form of certain marketable securities of a Fund. This is called a "redemption in kind." You may need to pay certain sales charges related to a redemption in kind, such as brokerage commissions, when you sell the securities. For shares that are not held in a tax deferred account, redemptions in kind are taxable events for federal income tax purposes in the same manner as when sales proceeds are paid in cash.

INVOLUNTARY REDEMPTIONS
To reduce expenses, we may sell your shares and close your fund position(s) if its value falls below $1,500 for any reason. Unless you did not meet the minimum initial investment, we will give you 30 days notice before we sell your shares. This gives you an opportunity to purchase enough shares to raise the value of your fund position above $2,500 (the minimum initial investment for regular accounts) to avoid closing it out. We will not close out fund positions in IRAs or active Automatic Investment Plans.

TRANSACTION POLICIES

CALCULATING SHARE PRICE
When you buy, exchange or sell shares, the next determined is used to price your purchase or sale. The NAV for each share class of a Fund is determined each business day at the close of regular trading on the NYSE (typically 4 p.m. ET) by dividing the class's net assets by the number of its shares outstanding. Currently, each Fund observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, market quotes are used to price securities. If market quotations are not available or are deemed unreliable, securities are valued at fair value as determined by the investment adviser in accordance with guidelines adopted and periodically reviewed by the Board of Trustees. These circumstances may arise, for instance, when trading in a security is suspended, the exchange or market on which a security is traded closes early, or the trading volume in a security is limited, calling into question the reliability of market quotations. In such a case, the Fund's value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security's sale. The Board of Trustees receives a report of any actions taken under the Funds' fair valuation procedures.

Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the investment adviser in accordance with guidelines adopted by the Board of Trustees.

EXECUTION OF REQUESTS
Each Fund is open on each business day that the NYSE is open for trading. The NYSE is not open on weekends or national holidays. Buy, exchange and sell requests are executed at the NAV next calculated after Aston Funds or an authorized broker or designee receives your mail, telephone or Internet request in "good order". Purchase orders and redemption requests must be received by the close of regular trading on the NYSE (typically 4 p.m. ET) for same day processing. On days when the Federal Reserve Cash Settlement System closes earlier than normal, these times may be accelerated. Sales proceeds are normally sent the next business day, but are always sent within seven days of receipt of a request in "good order." Brokers and their authorized designees are responsible for forwarding purchase orders and redemption requests to the Funds.

Shares of Aston Funds can also be purchased through broker-dealers, banks and trust departments that may charge you a transaction or other fee for their services. These fees are not charged if you purchase shares directly from Aston Funds.

A Fund may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Aston Funds reserves the right to:
- refuse any purchase or exchange of shares if it could adversely affect a Fund or its operations
-  suspend the offering of Fund shares
- change the initial and additional investment minimums or waive these minimums for any investor
- delay sending you your sales proceeds for up to 15 days if you purchased shares by check. A minimum $20 charge will be assessed if any check used to purchase shares is returned
-  change, withdraw or waive various services, fees and account policies

CUSTOMER IDENTIFICATION PROGRAM
Federal law requires Aston Funds to obtain, verify and record identifying information for each investor who opens or reopens an account with Aston Funds. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Aston Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in Aston Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Aston Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

SHORT-TERM AND EXCESSIVE TRADING
The Funds are designed for long-term investors. Each Fund discourages and does not knowingly accommodate short-term and excessive trading. Such trading increases brokerage and administrative costs, may result in increased taxable gains to remaining shareholders and may disrupt portfolio management. For example, the Funds may be unable to effectively invest the proceeds from certain purchase or exchange requests under certain market conditions or may incur losses on the sale of investments. These risks may be more pronounced for Funds investing in securities that are more difficult to value or that are susceptible to pricing arbitrage (e.g., foreign securities, high yield securities and small cap securities). Thus, such trading may negatively impact a Fund's NAV and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Funds' Board of Trustees has adopted policies and procedures which seek to deter short-term trading and excessive trading and to detect such trading activity at levels that may be detrimental to the Funds. These policies and procedures include the following:
- The Funds have adopted certain fair valuation practices intended to protect the Funds from time zone arbitrage with respect to foreign securities and other trading practices that seek to exploit stale prices;
-  The Funds reserve the right to:
   o Reject any purchase, including exchange purchases, that could adversely affect the Funds or their operations;
   o Limit, terminate or otherwise modify the exchange privilege of any shareholder deemed to be engaged in activities that may be detrimental to the Funds;
   o Reject any purchase, including exchange purchases, from investors if there appears to be evidence of short-term trading or excessive trading.
   o Permanently prevent future purchases and exchanges from occurring in accounts where short-term trading or excessive trading is apparent.

In making the determination to exercise these rights, the Funds may consider an investor's trading history in the Funds and accounts under common ownership or control. The Funds seek to employ reasonable measures to detect short-term and excessive trading at levels that may be detrimental to the Funds.

Accordingly, the Funds use certain materiality and volume thresholds in applying the policies and procedures, but otherwise seek to apply the policies and procedures uniformly to all shareholders. With respect to accounts held through intermediaries, such intermediaries generally are contractually obligated to provide the Funds with certain shareholder trading information. However, the Funds cannot directly control activity through all channels and are dependent on intermediaries to enforce the Funds' policies and procedures. In certain cases, intermediaries may be unable to implement policies and procedures in the same manner as the Funds due to system or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Funds to direct shareholders. The Funds reserve the right to limit an intermediary's future access to the Funds, up to and including termination of the Selling Agreement held with said intermediary. There is no assurance that the Funds' policies and procedures will be effective in limiting and deterring short-term and excessive trading in all circumstances.

ACCOUNT POLICIES AND DIVIDENDS

ACCOUNT STATEMENTS
In general, you will receive quarterly account statements. In addition, you will also receive account statements:
- after every transaction that affects your account balance (except for dividend reinvestments, automatic investment plans or systematic withdrawal plans)
-  after any change of name or address of the registered owner(s)

Aston Funds may charge a fee for certain services, such as providing historical account documents.

MAILINGS TO SHAREHOLDERS
To help reduce Fund expenses and environmental waste, Aston Funds combines mailings for multiple accounts going to a single household by delivering Fund reports (annual and semi-annual reports, prospectuses, etc.) in a single envelope. If you do not want us to continue to consolidate your Fund mailings and would prefer to receive separate mailings with multiple copies of Fund reports, please call one of our Investor Services Associates at 800 992-8151.

DISTRIBUTIONS
The Funds distribute income dividends and net capital gains. Income dividends represent the earnings from a Fund's investments less its expenses; capital gains generally occur when a Fund sells a portfolio security for more than the original purchase price.

DIVIDENDS
Dividends, if any, will be declared and paid annually. Capital gains, if any, will be distributed at least once a year, generally in December.

UNCASHED CHECKS
Checks should be cashed upon receipt, as interest will not be paid on uncashed checks. State escheat laws generally require the Trust to remit uncashed checks to the appropriate state after a specific period of time.

DIVIDEND REINVESTMENTS
Investors may have their dividends and distributions reinvested in additional shares of the same Fund. If you choose this option, or if you do not indicate a choice, your dividends and distributions will be automatically reinvested on the dividend payable date. You can also choose to have a check for your dividends and distributions mailed to you by choosing this option on your account application.

ADDITIONAL INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN
The Automatic Investment Plan allows you to set up a regular transfer of funds from your bank account to the Aston Fund(s) of your choice. You determine the amount of your investment (minimum: $50, as long as you meet the account minimum), and you can terminate the program at any time. To take advantage of this feature, complete the appropriate sections of the account application.

ASTON FUNDS WEB SITE
The Funds maintain a Web site located at www.astonfunds.com. You can purchase, exchange and redeem shares, and access information such as your account balance and a Fund's NAV through our Web site. Self-register online for account access at www.astonfunds.com. Your social security number or employer identification number, account number and other security validating information will be required to register. You may also need to have bank account information, wire instructions, ACH instructions or other options established on your account.

Aston Funds has procedures in place to try to prevent unauthorized access to your account information. Each Fund and its agents will not be responsible for any losses resulting from unauthorized transactions on our Web site.

SYSTEMATIC WITHDRAWAL PLAN
This plan may be used for periodic withdrawals (at least $50 by check or ACH) from your account. To take advantage of this feature:
-  you must have at least $50,000 in your account
-  determine the schedule: monthly, quarterly, semi-annually or annually
-  call 800 992-8151 to add a systematic withdrawal plan to your account

RETIREMENT PLANS
Aston Funds offer a range of retirement plans, including Traditional, Roth, SIMPLE IRAs and SEP IRAs. Using these plans, you can invest in any Aston Fund with a low minimum investment of $500. The annual maintenance fee for IRAs is $15 per account (not to exceed $30), but it is waived if you have $35,000 or more in assets. The fee is assessed every December for the current calendar year. To find out more, call Aston Funds at 800 992-8151.

DISTRIBUTION PLAN 12B-1 FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, each Fund has adopted a Rule 12b-1 distribution plan for its Class R shares. Under this plan, the Fund pays a fee at an annual rate of not more than 0.50% of each Fund's Class R shares' average daily net assets to the distributor for distribution of Class R shares. The fee is accrued daily and payable monthly. Over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

In addition to distribution and service fees paid by the Funds, Aston may compensate intermediaries that distribute and/or service investors in the Funds for various services out of its own assets and not as an additional charge to the Funds. These additional payments, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and may create an added incentive for investment professionals to sell or recommend the Funds over other funds offered by competing fund families. The revenue sharing payments may differ for each fund within the Aston family of funds, including within the same intermediary, and across intermediaries.

In addition, representatives of the distributor may be compensated through Adviser incentive programs in a manner that favors an Aston fund or group of funds over another Aston fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Subadviser attempts to obtain the best possible price and most favorable execution of transactions in their portfolio securities. There may be times when the Subadviser may pay one broker-dealer a commission that is greater than the amount that another broker-dealer may charge for the same transaction. The Subadviser generally determines in good faith if the commission paid was reasonable in relation to the brokerage or research services provided by the broker-dealer. In selecting and monitoring broker-dealers and negotiating commissions, the Subadviser considers, among other factors, a broker-dealer's reliability, availability of research, the quality of its execution services and its financial condition.

Dividends, Distributions and Taxes

Each Fund pays dividends and distributes capital gains at different intervals. All dividends and distributions are automatically reinvested at NAV unless you choose to receive them in a cash payment. You can change your payment options at any time by writing to us.

Certain tax considerations may apply to your investment in an Aston Fund. The following is a general description of certain federal income tax considerations. If you have any tax-related questions relating to your own investments, please consult your tax adviser. Further information regarding the federal income tax consequences of investing in a Fund is included in the SAI.

TAXES

For federal income tax purposes:

- The tax treatment of dividends and distributions is the same whether you reinvest the dividends and distributions or elect to receive them in cash. You will receive a statement with the federal income tax status of your dividends and distributions for the prior year by January 31.

- Dividends and distributions on Class R shares will generally not be subject to current federal income taxation provided such shares are held in a qualified tax-deferred retirement plan. Distributions to you from a qualified tax-deferred retirement plan, however, will generally be subject to federal income tax and possibly federal withholding tax. To the extent Fund shares are not held in a qualified tax-deferred retirement plan, the following tax consequences will generally apply. Please consult with your plan administrator regarding the tax status of your retirement plan.

- Distributions of any net investment income, other than "qualified dividend income," are taxable to you as ordinary income.

- Distributions of "qualified dividend income" (i.e., generally dividends received by a Fund from domestic corporations and certain foreign corporations) generally will be taxed to individuals and other non-corporate investors in the Funds at rates applicable to long-term capital gains, provided you meet certain holding period and other requirements contained in the Internal Revenue Code of 1986 as amended (the "Code") with respect to your Fund shares and the Fund meets similar holding period and other requirements with respect to the dividend paying stock. The favorable treatment of qualified dividend income will expire for taxable years beginning after December 31, 2010. Dividends received by a Fund from most REITs and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by a Fund.

- Distributions declared to the shareholders of record in October, November or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

- Distributions of net capital gain (net long-term capital gain less any net short-term capital loss) are taxable as long-term capital gain regardless of how long you may have held shares of a Fund. In contrast, distributions of net short-term capital gain (net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long you may have held shares of a Fund. Because distributions of net short-term capital gains are taxable as ordinary income, you generally cannot offset net short-term capital gain distributions you receive from a Fund with capital losses.

- When you sell or exchange shares, it generally is considered a taxable event for you, unless you are a tax-exempt holder of Fund shares, such as a qualified retirement plan. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. You are responsible for any tax liabilities generated by your transactions.

- If you do not provide Aston Funds with your complete and correct taxpayer identification number and required certification, or if the Internal Revenue Service so notifies us, you may be subject to backup withholding tax on dividends, distributions and redemption proceeds.

- If you purchase shares of a Fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend."

- If a Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may, however, be able to claim an offsetting tax credit or deduction, depending on your particular circumstances and provided you meet certain holding period and other requirements. Tax-exempt holders of Fund shares, such as qualified retirement plans, will not benefit from such a deduction or credit.

Financial Highlights

These financial highlights tables are to help you understand the Funds' financial performance. The following schedules present financial highlights for one share of each Fund outstanding throughout the periods indicated. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements as of October 31, 2007, which have been audited by Ernst & Young LLP, whose report, along with those Funds' financial statements, is included in the Aston Fund's Annual Report, which is available upon request.

ASTON/MONTAG & CALDWELL GROWTH FUND


                                                            Year           Year           Year           Year           Period
                                                           Ended          Ended          Ended          Ended            Ended
                                                          10/31/07       10/31/06       10/31/05       10/31/04       10/31/03(a)
                                                          --------       --------       --------       --------       -----------
Net Asset Value, Beginning of Period                      $  25.04       $  23.23       $  21.43       $  20.69        $  18.59
                                                          --------       --------       --------       --------        --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  --(b)        0.01(b)       (0.01)(b)      (0.01)(b)        0.05(b)
  Net realized and unrealized gain on investments             6.49           1.80           1.83           0.77            2.05
                                                          --------       --------       --------       --------        --------
  Total from investment operations                            6.49           1.81           1.82           0.76            2.10
                                                          --------       --------       --------       --------        --------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment
  income                                                     (0.02)            --          (0.02)         (0.02)             --
                                                          --------       --------       --------       --------        --------
  Distribution from net realized gain on investments         (0.18)            --             --             --              --
                                                          --------       --------       --------       --------        --------
  Total distributions                                        (0.20)            --          (0.02)         (0.02)             --
                                                          --------       --------       --------       --------        --------
Net increase in net asset value                               6.29           1.81           1.80           0.74            2.10
                                                          --------       --------       --------       --------        --------
Net Asset Value, End of Period                            $  31.33       $  25.04       $  23.23       $  21.43        $  20.69
                                                          ========       ========       ========       ========        ========
TOTAL RETURN                                                 26.06%          7.79%          8.50%          3.65%          11.30%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                      $  4,062       $    693       $    703       $    459        $    111
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by
  Adviser                                                     1.29%(e)       1.28%(e)       1.25%          1.24%           1.30%(d)
  After reimbursement and/or waiver of expenses by
  Adviser                                                     1.29%(e)       1.28%(e)       1.25%          1.24%           1.30%(d)
Ratios of net investment income (loss) to average net
  assets:
  Before reimbursement and/or waiver of expenses by
  Adviser                                                     0.01%          0.06%         (0.02)%        (0.02)%          0.32%(d)
  After reimbursement and/or waiver of expenses by
  Adviser                                                     0.01%          0.06%         (0.02)%        (0.02)%          0.32%(d)
Portfolio Turnover                                           69.02%         68.74%         52.16%         52.86%          38.76%

------------------------

(a)Aston/Montag & Caldwell Growth Fund - Class R commenced investment operations on December 31, 2002.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Not Annualized.

(d)Annualized.

(e)Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2007 and the year ended October 31, 2006. The interest expense is from utilizing the line of credit.

ASTON/ABN AMRO GROWTH FUND


                                                      Year           Year              Year           Year              Period
                                                     Ended          Ended             Ended          Ended               Ended
                                                    10/31/07       10/31/06          10/31/05       10/31/04          10/31/03(a)
                                                    --------       --------          --------       --------          -----------
Net Asset Value, Beginning of Period                $  22.64       $  22.53          $  21.66       $  21.09           $  18.07
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            --(b)(c)    (0.04)               --(b)(c)    (0.10)(b)          (0.03)
  Net realized and unrealized gain on
  investments                                           2.38           1.24              0.90           0.67               3.05
                                                    --------       --------          --------       --------           --------
  Total from investment operations                      2.38           1.20              0.90           0.57               3.02
                                                    --------       --------          --------       --------           --------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net
  investment income                                       --             --             (0.03)            --                 --
  Distributions from net realized gain on
  investments                                          (2.74)         (1.09)               --             --                 --
                                                    --------       --------          --------       --------           --------
  Total distributions                                  (2.74)         (1.09)            (0.03)            --                 --
                                                    --------       --------          --------       --------           --------
Net decrease in net asset value                        (0.36)          0.11              0.87           0.57               3.02
                                                    --------       --------          --------       --------           --------
Net Asset Value, End of Period                      $  22.28       $  22.64          $  22.53       $  21.66           $  21.09
                                                    ========       ========          ========       ========           ========
TOTAL RETURN                                           11.61%          5.35%             4.16%          2.70%             16.71%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                $    684       $  1,679          $  1,122       $    573           $    117
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses
  by Adviser                                            1.32%(f)       1.31%(f)          1.31%          1.31%              1.35%(e)
  After reimbursement and/or waiver of expenses
  by Adviser                                            1.32%(f)       1.31%(f)          1.31%          1.31%              1.35%(e)
Ratios of net investment income (loss) to
  average net assets:
  Before reimbursement and/or waiver of expenses
  by Adviser                                            0.01%         (0.20)%            0.00%         (0.44)%            (0.16)%(e)
  After reimbursement and/or waiver of expenses
  by Adviser                                            0.01%         (0.20)%            0.00%         (0.44)%            (0.16)%(e)
Portfolio Turnover                                     47.46%         29.07%            31.30%(g)      18.59%              7.66%

------------------------

(a)Aston/ABN AMRO Growth Fund - Class R commenced investment operations on December 31, 2002.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)Represents less than $0.005 per share.

(d)Not Annualized.

(e)Annualized.

(f)Ratios of expenses to average net assets include interest expense of less that 0.005% for the years ended October 31, 2007 and October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(g)Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

General Information

If you wish to know more about Aston Funds, you will find additional information in the following documents:

SHAREHOLDER REPORTS

You will receive an unaudited semi-annual report dated April 30 and an annual report dated October 31 which is audited by an independent registered public accounting firm. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, which is incorporated into this prospectus by reference to the extent that it relates to the Funds and dated February 29, 2008 as amended from time to time, is available to you without charge and can be mailed to you upon request. It contains more detailed information about each Fund.

HOW TO OBTAIN REPORTS

CONTACTING ASTON FUNDS
You can get free copies of the reports and SAI, request other information and get answers to your questions about the Funds by contacting:

Address:   Aston Funds
           P.O. Box 9765
           Providence, RI 02940

Phone:     Shareholder Services &       800 992-8151
           Fund Literature
           Investment Advisor Services  800 597-9704

Web site:  www.astonfunds.com

OBTAINING INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION
You can visit the EDGAR Database on the SEC's Web site at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Funds at the SEC's Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, you can call the SEC at 202 551-8090. Also, you can obtain copies of this information after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington D.C. 20549-0102.

Investment Company Act File Number: 811-8004

                                                              [ASTON FUNDS LOGO]

ABN AMRO Money Market Funds
Class Y and YS Shares
Prospectus

FEBRUARY 29, 2008 - INSTITUTIONAL PRIME MONEY MARKET FUND

--------------------------------------------------------------------------------

A diversified, actively managed fund family with a process-driven approach to investing.

NOT FDIC INSURED. NO BANK GUARANTEE. MAY LOSE VALUE.

The Securities and Exchange Commission has not approved or disapproved these or any mutual fund's shares or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime.

[ASTON FUNDS LOGO]



    MONEY MARKET FUND                                             TICKER SYMBOL

    ABN AMRO Institutional Prime Money Market Fund -- Y Class         IPMXX
    ABN AMRO Institutional Prime Money Market Fund -- YS Class        AMRXX

[ASTON FUNDS LOGO]

          Thank you for your interest in the ABN AMRO Institutional Prime Money Market Fund. Please read this prospectus carefully and keep it for future reference.



        For a list of terms with definitions that you may find helpful as you read this prospectus, please refer to the "Investment Terms" Section.



--------------------------------------------------------------------------------
        Mutual fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the Federal Deposit Insurance Corporation (FDIC).
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                    Page

FUND SUMMARY
    Investment Objective, Principal Investment Strategies
      and Risks                                                       3
    Fund Performance                                                  4
FUND EXPENSES                                                         5
INVESTMENT TERMS                                                      6
ADDITIONAL INFORMATION REGARDING INVESTMENT STRATEGIES                7
PORTFOLIO HOLDINGS                                                    8
MANAGEMENT OF THE FUND                                                8
    The Adviser                                                       8
SHAREHOLDER INFORMATION                                               9
    Opening an Account/Purchasing Shares                              9
    Selling/Redeeming Shares                                          9
    Instructions for Account Transactions                             9
    General Policies                                                 10
    Shareholder Service Fee                                          11
    Distributions and Taxes                                          11
FINANCIAL HIGHLIGHTS                                                 13
    ABN AMRO Institutional Prime Money Market Fund -- Y
      Class                                                          13
    ABN AMRO Institutional Prime Money Market Fund -- YS
      Class                                                          14
GENERAL INFORMATION                                                  15

--------------------------------------------------------------------------------

No single fund is intended to be a complete investment program, but individual funds can be an important part of a balanced and diversified investment program. Mutual funds have the following general risks:
- money market fund yields will fluctuate
- you could lose money
- you cannot be certain that a fund will achieve its investment objective

ABN AMRO Institutional Prime Money Market Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in high quality money market instruments issued by corporations, banks and the U.S. government or its agencies or instrumentalities and repurchase agreements. The Fund may invest in floating and variable rate instruments. The Fund may also invest in U.S. dollar-denominated securities of foreign issuers. The dollar-weighted average maturity of the securities in the Fund is 90 days or less.

The portfolio manager:
- structures the Fund's portfolio based on interest rates, market conditions and liquidity needs
- monitors the credit quality ratings of the Fund's investments and may adjust the Fund's average maturity in anticipation of changes in short-term interest rates
-  selects securities that:
  - are denominated in U.S. dollars
  - have high credit quality and minimal credit risk
  - mature or reset in 397 days or less

PRINCIPAL RISKS OF INVESTING IN THIS FUND

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's yield will change as a result of movements in short-term interest rates and market conditions.

CREDIT RISK: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and affect the Fund's yield.

FOREIGN SECURITIES RISK: Investments in foreign securities can be more volatile than investments in U.S. securities. Diplomatic, political or economic developments unique to a country or region, including nationalization or appropriation, could affect foreign investments.

INFLATION RISK: Inflation risk is the risk that inflation may erode the real value of an investment in the Fund.

INTEREST RATE RISK: If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond's price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons.

MANAGER RISK: The performance of the Fund is dependent upon the portfolio manager's skill in making appropriate investments. As a result, the Fund may underperform the market or its peers. Also, the Fund could fail to meet its investment objective.

U.S. GOVERNMENT AGENCY SECURITIES RISK: Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

ABN AMRO Institutional Prime Money Market Fund

FUND PERFORMANCE

The Institutional shares of ABN AMRO Institutional Prime Money Market Fund were reorganized into Class Y shares of the Fund on September 27, 2001, and the Fund adopted the name of its predecessor. Performance figures shown below include the performance of the Institutional shares of the predecessor fund.

The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

        6.32%           4.12%      1.69%      1.05%      1.24%      3.14%      5.01%      5.26%
        2000             2001       2002       2003       2004       2005       2006       2007

  Best quarter:          12/00   1.64%
  Worst quarter:          3/04   0.22%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of the iMoneyNet First Tier Institutional Average. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                                                              Since
                                      1 Year    5 Years     Inception
-----------------------------------------------------------------------
ABN AMRO Institutional Prime Money
  Market Fund-Class Y(a)              5.26%      3.13%        3.47%
-----------------------------------------------------------------------
ABN AMRO Institutional Prime Money
  Market Fund-Class YS(b)(c)          5.00%      2.87%        3.05%
-----------------------------------------------------------------------
iMoneyNet First Tier Institutional
  Average                             5.06%      2.91%        3.08%
-----------------------------------------------------------------------

(a)Inception of Class Y shares: December 28, 1999. iMoneyNet First Tier Institutional Average data computed from December 31, 1999.

(b) Inception of Class YS shares: June 29, 2000. iMoneyNet First Tier Institutional Average data computed from June 30, 2000.

(c) The Institutional Service Shares of ABN AMRO Institutional Prime Money Market Fund were reorganized into Class YS shares of the Fund on September 27, 2001, and the Fund adopted the name of its predecessor. Performance figures shown below include the performance of the Institutional Service Shares of the predecessor fund.

To obtain the Fund's current yield, please call 800 992-8151 or visit our Web site at www.astonfunds.com.

Fund Expenses

As an investor in the Fund, you pay certain indirect fees and expenses, which are described in the table below.

SHAREHOLDER FEES

As a benefit of investing with the Fund, you do not incur any sales loads, exchange fees or redemption fees.

ANNUAL FUND OPERATING EXPENSES
Operating expenses are the normal costs of operating any mutual fund. These expenses are not charged directly to investors. They are paid from the Fund's assets and are expressed as an expense ratio, which is a percentage of average daily net assets.

                                                                                       ACQUIRED
                                                                                      FUND FEES           TOTAL
                                                             MANAGEMENT    OTHER         AND             EXPENSE
FUND(a)                                                         FEES      EXPENSES     EXPENSES           RATIO
ABN AMRO Institutional Prime Money Market -- Y Class           0.10%        0.09%         0.01%          0.20%(b)
ABN AMRO Institutional Prime Money Market -- YS Class          0.10%        0.34%         0.01%          0.45%(b)

(a)The Fund offers two classes of shares that invest in the same portfolio of securities: Class Y and Class YS shares. Class YS shares are subject to a shareholder service fee: therefore expenses and performance figures will vary between the classes.

(b)Total expenses are the sum of a Fund's direct annual operating expenses and the Fund's indirect fees and expenses from investments in other investment companies (acquired fund fees and expenses).

EXAMPLE

This hypothetical example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of the period. The example assumes you reinvested all dividends and distributions, that the average annual return was 5% and that operating expenses remained the same. The example is for comparison purposes only and does not represent the Fund's actual or future expenses and returns.

                                                                     1 YEAR          3 YEARS          5 YEARS          10 YEARS
ABN AMRO Institutional Prime Money Market -- Y Class                   $20             $ 64             $113             $255
ABN AMRO Institutional Prime Money Market -- YS Class                   46              144              252              567

Investment Terms

The following is a list of terms with definitions that you may find helpful as you read this prospectus.

EXPENSE RATIO: A fund's cost of doing business, expressed as a percentage of its net assets and disclosed in a prospectus.

FIXED INCOME SECURITIES: Bonds and other securities that are used by issuers to borrow money from investors. Typically, the issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at a specified time in the future (maturity).

INVESTMENT OBJECTIVE: The goal that an investor and a mutual fund seek together. Examples include current income, total return, long-term capital growth, etc.

ISSUER: The company, municipality or government agency that issues a security, such as a stock, bond or money market security.

MANAGEMENT FEE: The amount that a mutual fund pays to the investment adviser for its services.

IMONEYNET FIRST TIER INSTITUTIONAL AVERAGE: The iMoneyNet First Tier Institutional Average includes only non-government institutional funds that also are not holding any second tier securities. Portfolio holdings of First Tier funds include U.S. Treasuries, U.S. government agency securities, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset backed commercial paper.

MONEY MARKET SECURITIES: Short-term fixed income securities of federal and local governments, banks and corporations.

MUTUAL FUND: An investment company that stands ready to buy back its shares at their current net asset value. Most mutual funds continuously offer new shares to investors.

NET ASSET VALUE (NAV): The per share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once a day.

YIELD: A measure of net income (dividends and interest) earned by the securities in a fund's portfolio, less the fund's expenses during a specified period. A fund's yield is expressed as a percentage of the maximum offering price per share on a specified day.

Additional Information Regarding Investment Strategies

In addition to the principal investment strategies described in the Fund's summary, there may be times when the Fund uses secondary investment strategies in seeking to achieve its investment objective. These strategies may involve additional risks.

COMMERCIAL PAPER
Commercial paper are short-term fixed income securities issued by banks, corporations and other borrowers. There is the risk that the issuer of the commercial paper will not be able to make principal and/or interest payments. Commercial paper may include securities issued in reliance on the private placement exemption under Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is generally sold to an institutional investor, such as a Fund, that agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) commercial paper must similarly be in an exempt transaction.

INSURANCE FUNDING AGREEMENTS
An insurance funding agreement ("IFA") is an agreement that requires the Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Fund for a set period. IFAs have put provisions that allow the owner of an IFA to receive back its investment in a specified number of days. The Fund may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Adviser. IFAs are not insured or backed by a government agency -- they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, there normally is no active secondary market for IFAs. This means that it may be difficult to sell an IFA at an appropriate price and therefore IFAs normally are treated as illiquid securities.

INVESTMENT COMPANIES
To the extent permitted by the Investment Company Act of 1940, as amended, the Fund may invest in securities issued by other investment companies. Generally, the Fund invests in other investment companies in connection with the management of its daily cash position. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations.

REPURCHASE AGREEMENTS
Repurchase agreements, or repos, are transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, the Fund may incur a loss if the value of the security should decline, as well as any disposition costs in liquidating the security. The Fund may enter into repurchase agreements involving non-traditional collateral (such as high yield bonds or equity securities).

RULE 144A SECURITIES
Rule 144A securities are restricted securities that can be sold to qualified institutional buyers under the Securities Act of 1933, as amended. Investing in Rule 144A securities may increase the illiquidity of the Fund's investments in the event that an adequate trading market does not exist for these securities. To the extent there is an adequate trading market for Rule 144 securities, such securities generally are not subject to an increase in illiquidity.

U.S. GOVERNMENT SECURITIES
These are fixed income obligations of the U.S. government and its various agencies. U.S. government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government's full faith and credit backing on principal or interest payments. Some securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy. The guarantee, however, does not extend to the market prices for such securities which can fluctuate.

More information about the risks associated with investing in the Fund can also be found in the statement of additional information ("SAI").

VARIABLE AND FLOATING RATE INSTRUMENTS
Variable and floating rate instruments are obligations that do not pay fixed interest rates. A variable interest rate instrument typically has interest rates which adjust on specific set dates, and a floating rate instrument typically has an interest rate which resets whenever specified market rates or indexes change (e.g. the Prime Rate or LIBOR).

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the SAI and on our Web site at www.astonfunds.com.

Management of the Fund

THE ADVISER

ABN AMRO ASSET MANAGEMENT, INC.
ABN AMRO Asset Management, Inc. ("AAAM" or "Adviser"), located at 135 S. LaSalle Street, Suite 2300, Chicago, IL 60603, is the investment adviser to the Fund. As of December 31, 2007, AAAM managed approximately $17.2 billion in assets, consisting primarily of institutional accounts, including insurance, pension and profit sharing trusts.

For the most recent fiscal year, the Fund paid AAAM a management fee of 0.10% of its daily net assets.

William Anderson, CFA, has been portfolio manager for the Fund since April 2005 and has been with AAAM or its affiliates since June 2004. Previously, Mr. Anderson served as Vice President of Global Short Term Investments at Aon Advisors, where he managed and directed money market funds and short-term fiduciary fund investments. Prior to that, he was Director of Investment Research at Aon Capital Markets. Mr. Anderson earned his BA from Dartmouth College and his Master of Management in Finance, Accounting and Strategy from Northwestern University.

AAAM is an indirect subsidiary of ABN AMRO Holdings N.V. ("ABN AMRO"). On October 17, 2007, a consortium comprised of The Royal Bank of Scotland Group plc, Banco Santander Central Hispano and Fortis N.V. successfully completed a tender offer for substantially all of the shares of ABN AMRO.

The consortium has announced its intent to transfer the asset management business of ABN AMRO to Fortis N.V., subject to the completion of due diligence and regulatory approvals. The transfer of the business to Fortis N.V. will be effected through one or more steps from a corporate perspective. It is expected that AAAM will become a wholly-owned subsidiary of Fortis N.V. by March 2008 and will eventually be merged into Fortis Investment Management USA LLC. In connection with the tender offer and subsequent restructuring of ABN AMRO the Board of Trustees of the Trust approved the retention of AAAM or its successor in connection with the various steps of the transaction.

A discussion regarding the Board's basis for approving (i) the Interim Investment Advisory Agreement for the Fund is available in the Fund's Shareholder report dated October 31, 2007 and (ii) the New Investment Advisory Agreement is available in the Fund's Shareholder report dated April 30, 2007.

GENERAL
The Adviser provides management services to the Fund pursuant to an investment advisory agreement between the Fund and the Adviser. Under each agreement, the Adviser is paid an annual management fee by the Fund for its services based on the average daily net assets of the Fund. The agreement between the Fund and its Adviser may be terminated at any time by the Fund or the Adviser upon 60 days' written notice to the other party. The Fund may effect termination by an action of the Board of Trustees or by a vote of a majority of the Fund's outstanding voting securities.

The Adviser or its affiliates compensate many intermediaries, which may include affiliates of the adviser, that distribute and/or service investors in the Fund for various services out of their own assets and not as an additional charge to the Fund. These additional payments, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and may create an added incentive for investment professionals to sell or recommend the Fund over other funds offered by competing fund families. The revenue sharing payments may differ for each fund within the Aston family of funds, including within the same intermediary, and across intermediaries.

Shareholder Information

OPENING AN ACCOUNT/PURCHASING SHARES


Shares are purchased at the Fund's net asset value (NAV). The NAV for each share class of the Fund is determined each business day at 10:00 a.m., 12:00 p.m., 2:00 p.m. and at the close of regular trading on the New York Stock Exchange
(NYSE) typically 4:00 p.m. Eastern Time (ET) by dividing each class's net assets by the number of shares outstanding. Currently the Fund observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. An order will be priced at the next NAV calculated after the Fund receives the order. The Fund uses the amortized cost method to value its investments. Portfolio securities are valued at their purchase price and adjustments for discounts or premiums are reflected in their acquisition cost. The amortized cost method of valuation is designed to help the Fund maintain a constant price of $1.00 per share.

Orders in "good order" placed prior to 10:00 a.m., 12:00 p.m., 2:00 p.m. and 4:00 p.m. ET and for which payments are received in or converted into federal funds, and orders which are confirmed by telephonic confirmation will become effective at the next NAV determined on that day. Shares purchased will receive the dividend declared on that day.

Your purchase will be processed at the next NAV calculated after your investment has been converted to federal funds. On days when the NYSE is open for trading and federal banks are closed (currently, Columbus Day and Veterans' Day), conversion into federal funds does not occur until the next business day. If you invest by check or a non-federal funds wire, you should allow one business day after receipt for conversion into federal funds.

All account openings and subsequent transaction requests must be in "good order."

MINIMUM INVESTMENT

The minimum initial investment requirement for Class Y and Class YS is $5,000,000. There is no minimum subsequent investment amount. The Fund may waive or lower purchase minimums in other circumstances including:
- Trustees of the Trust and employees of Aston Asset Management LLC and AAAM and their affiliates, as well as their spouses.
- with a "letter of intent" explaining how the investor/financial consultant would purchase shares over a Board-approved specified period of time to meet the minimum investment requirement.
- The Trust reserves the right to waive a fund's minimum initial investment requirement for any reason.

Balances can be aggregated to meet the minimum initial investment requirements for the accounts of:
-  clients of a financial consultant
- immediate family members (i.e., a person's spouse, parents, children, siblings and in-laws)
-  a corporation or other legal entity

SELLING/REDEEMING SHARES


Investors may redeem shares at any time, by wire or telephone. The investor will receive the next NAV calculated after the Fund's transfer agent or other authorized agent receives the investor's order. Under normal circumstances, wires are released on an hourly basis throughout the trading day. However, redemption proceeds may be sent to investors within seven days of a redemption request. Redemption requests received before 4:00 p.m. ET for proceeds to be sent out by wire will normally be wired the same day.

Selling recently purchased shares may result in a delay in receipt of an investor's redemption proceeds of up to eight business days or until the Fund has collected payment from the investor.
----------------------------------------------------------------
BUY AND SELL REQUESTS ARE IN "GOOD ORDER" WHEN
-  The account number and Fund name are included.
-  The amount of the transaction is specified in dollars or shares.
- Signatures of all owners appear exactly as they are registered on the account and are in original form, as photocopies are not accepted.
-  Any required Medallion Signature Guarantees (if applicable) are included.
- Other supporting legal documents (as necessary) are present, including such requirements for written requests.
----------------------------------------------------------------

INSTRUCTIONS FOR ACCOUNT TRANSACTIONS

TO ESTABLISH AN ACCOUNT

Please call an Institutional Fund Representative at 888 838-5132 before wiring funds.

By Wire - Transmit your investment to Mellon Trust of New England with these instructions:
-  ABA #011001234
   ABN AMRO Institutional Prime Money Market Fund
   DDA #140414
   Boston, Massachusetts
-  the Institutional Share class (Y or YS)
-  your social security or tax ID number
-  account registration
-  dealer number, if applicable

Call us to obtain an account number. Return your application with the account number on the application.

TO BUY ADDITIONAL SHARES
Please call an Institutional Fund Representative at 888 838-5132 before wiring funds.

By Wire - Transmit your investment to Mellon Trust of New England with these instructions:
-  ABA #011001234
   ABN AMRO Institutional Prime Money Market Fund
   DDA #140414
   Boston, Massachusetts
-  the Institutional Share class (Y or YS)
-  your social security or tax ID number

-  account registration
-  dealer number, if applicable
-  account number

TO SELL SHARES
Please call an Institutional Fund Representative at 888-838-5132 before redeeming shares.

By Wire - Be sure the Fund has your bank account information on file. Proceeds will be wired to your bank.

REDEMPTIONS BY WIRE ARE NOT AVAILABLE FOR REQUESTS OF LESS THAN $50. FOR REQUESTS OF LESS THAN $50, PROCEEDS WILL BE SENT BY CHECK.
----------------------------------------------------------------
WHAT IS A MEDALLION SIGNATURE GUARANTEE?

A Medallion Signature Guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion Program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a Medallion Signature Guarantee on written redemption requests for more than $50,000. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

A NOTARY PUBLIC STAMP OR SEAL CANNOT BE SUBSTITUTED FOR A MEDALLION SIGNATURE GUARANTEE.
----------------------------------------------------------------

A Medallion Signature Guarantee is not required for large redemptions (over $50,000) if:

Corporation --
-  account is in "good order"
-  corporate resolution is on file
-  proceeds wired to existing wire instructions on account

Individual --
-  account is in "good order"
-  current account balance is over $500,000
-  proceeds wired to existing wire instructions on account

WE REQUIRE MEDALLION SIGNATURE GUARANTEES IF:
-  you are requesting changes to your wire instructions
-  you are requesting a check redemption over $50,000

GENERAL POLICIES


The Fund will not be responsible for any fraudulent telephone order, provided that the customer service representative takes reasonable measures to verify the order and the investor did not decline telephone privileges on the application.

The Fund has the right to:
- refuse any purchase or exchange of shares if it could adversely affect the Fund or its operations
- change or discontinue exchange privileges or temporarily suspend exchange privileges during unusual market conditions
- delay sending redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)
-  suspend redemptions as permitted by law (e.g., emergency situations)
-  change, withdraw or waive various services, fees and account policies

REDEMPTIONS IN KIND

The Fund has elected, under Rule 18f-1 under the Investment Company Act of 1940, as amended, to pay sales proceeds in cash up to $250,000 or 1% of the Fund's total value during any 90-day period for any one shareholder, whichever is less.

Larger redemptions may be detrimental to existing shareholders. While we intend to pay all sales proceeds in cash, we reserve the right to make higher payments to you in the form of certain marketable securities of the Fund. This is called a "redemption in kind." You may need to pay certain sales charges related to a redemption in kind, such as brokerage commissions, when you sell the securities. The redemption in kind is a taxable event for federal income tax purposes in the same manner as when sales proceeds are paid in cash.

The Fund may be required to "freeze" your account if there appears to be suspicious activity or if the account information matches information on a government list of known terrorists or other suspicious persons.

INVOLUNTARY REDEMPTIONS

To reduce expenses, we may sell your shares and close your fund account(s) if its value falls below the minimum initial investment as a result of your transaction activity. Unless you did not meet the minimum initial investment, we will give you 30 days notice before we sell your shares. This gives you an opportunity to purchase enough shares to raise the value of your fund position above the minimum initial investment to avoid closing it out. Redemption fees will not be assessed on involuntary redemptions.

CUSTOMER IDENTIFICATION PROGRAM

Federal law requires the Fund to obtain, verify and record identifying information for each investor who opens or reopens an account with the Fund. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Fund or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Fund and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

SHORT-TERM AND EXCESSIVE TRADING

The Fund is designed for liquidity needs and is not actively monitored for market timing. As a result, the Fund's Board of Trustees has determined that it would be appropriate for the Fund not to adopt policies and procedures with respect to frequent trading. Nevertheless, the Fund reserves the right to reject or limit any purchase, including exchange purchases, or to terminate or limit exchange privileges if it appears that the Fund is being used to facilitate short-term and excessive trading with other Funds in the fund complex.

SHAREHOLDER SERVICE FEE


The Fund has adopted a shareholder servicing plan for the Class YS shares, (the "Shareholder Servicing Plan"). Under the Shareholder Servicing Plan, the Fund pays a fee of up to 0.25% of the average daily net assets of its Class YS shares. This fee is paid to the distributor to perform, or to compensate other service providers for performing, the following administrative services for shareholders: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; providing sweep services; and processing dividend payments.

It is possible that an intermediary may offer different classes of shares to its customers and differing services to the classes, and thus receive compensation with respect to different classes. Intermediaries also may charge separate fees to their customers.

In addition to service fees paid by the Fund, the Adviser or its affiliates compensate many intermediaries, which may include affiliates of the adviser, that distribute and/or service investors in the Fund for various services out of their own assets and not as an additional charge to the Fund. These additional payments, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and may create an added incentive for investment professionals to sell or recommend the Fund over other funds offered by competing fund families. The revenue sharing payments may differ for each fund within the Aston family of funds, including within the same intermediary, and across intermediaries.

DISTRIBUTIONS AND TAXES


DIVIDENDS

Typically, the Fund pays its shareholders dividends from its net investment income once a month, and distributes net capital gains, if any, once a year. The Fund does not expect to distribute any net capital gains to shareholders. Dividends and distributions are reinvested in additional Fund shares unless the investor instructs the Fund otherwise.

Fund distributions, regardless of whether received in cash or reinvested in additional shares, will generally be taxable as ordinary income for federal income tax purposes. Distributions declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received.

UNCASHED CHECKS

Checks should be cashed upon receipt, as interest will not be paid on uncashed checks. State escheat laws generally require the Trust to remit uncashed checks to the appropriate state after a specific period of time.

TAXES

The Fund may be required to withhold U.S. federal income tax on all distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified (or when the Fund is notified) by the Internal Revenue Service that they are subject to backup withholding. The current back up withholding rate is 28%.

Each investor's tax situation is unique. Investors should consult a tax professional about federal, state and local tax consequences.

ACCOUNT STATEMENTS


Every investor receives regular account statements. Investors will also receive an annual statement that describes the tax characteristics of any dividends and distributions the Fund has paid to the investor during the year. The Fund may charge a fee for certain services, such as providing historical account documents.

SHAREHOLDER MAILINGS


To help reduce Fund expenses and environmental waste Aston Funds combines mailings for multiple accounts going to a single address by delivering Fund reports (annual and semi-annual reports, prospectuses, etc.) in a single envelope. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings with multiple copies of Fund reports, please call one of our Institutional Fund Representatives at 888 838-5132.

ASTON FUNDS WEB SITE

The Funds maintain a Web site located at http://www.astonfunds.com. You can access information such as your account balance and the Fund's NAVs through our Web site. Self-register for online access at www.astonfunds.com. Your social security number or employer identification number, account number and other security validating information will be required to register. You also need to have bank account information, Automated Clearing-House ("ACH") instructions or other options established on your account.

The Funds have procedures in place to try to prevent unauthorized access to your account information. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions on our Web site.

Financial Highlights

This financial highlights table is to help you understand the financial performance of ABN AMRO Institutional Prime Money Market Fund. The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. The total returns in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements as of October 31, 2007, which have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND -- Y CLASS


                                                       Year         Year         Year         Year           Year
                                                      Ended        Ended        Ended        Ended          Ended
                                                     10/31/07     10/31/06     10/31/05     10/31/04       10/31/03
                                                     --------     --------     --------     --------       --------
Net Asset Value, Beginning of Period                $     1.00   $     1.00   $     1.00   $     1.00     $     1.00
                                                    ----------   ----------   ----------   ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                   0.05         0.05         0.03         0.01           0.01
                                                    ----------   ----------   ----------   ----------     ----------
  Less Distributions from net investment income          (0.05)       (0.05)       (0.03)       (0.01)         (0.01)
                                                    ----------   ----------   ----------   ----------     ----------
Net Assets Value, End of Period                     $     1.00   $     1.00   $     1.00   $     1.00     $     1.00
                                                    ==========   ==========   ==========   ==========     ==========
TOTAL RETURN                                              5.33%        4.80%        2.79%        1.07%          1.14%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                $1,764,006   $2,471,607   $2,408,695   $2,159,527     $2,035,709
Ratios of expenses to average net assets                  0.19%        0.18%        0.18%        0.19%          0.18%
Ratios of net investment income to average net
assets                                                    5.21%        4.67%        2.75%        1.06%          1.13%

ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND -- YS CLASS


                                                           Year          Year          Year          Year          Year
                                                          Ended         Ended         Ended         Ended         Ended
                                                         10/31/07      10/31/06      10/31/05      10/31/04      10/31/03
                                                         --------      --------      --------      --------      --------
Net Asset Value, Beginning of Period                       $1.00         $1.00         $1.00         $1.00         $1.00
                                                         --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                     0.05          0.04          0.03          0.01          0.01
                                                         --------      --------      --------      --------      --------
  Less Distributions from net investment income            (0.05)        (0.04)        (0.03)        (0.01)        (0.01)
                                                         --------      --------      --------      --------      --------
Net Asset Value, End of Period                             $1.00         $1.00         $1.00         $1.00         $1.00
                                                         ========      ========      ========      ========      ========
TOTAL RETURN                                                5.07%         4.54%         2.53%         0.82%         0.88%
RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (in 000's)                       $7,608       $17,258       $37,107       $51,239       $61,898
Ratios of expenses to average net assets                    0.44%         0.43%         0.43%         0.44%         0.43%
Ratios of net investment income to average net assets       4.96%         4.42%         2.50%         0.81%         0.88%

General Information

If you wish to know more about the Fund, you will find additional information in the following documents:

SHAREHOLDER REPORTS

You will receive an unaudited semi-annual report dated April 30 and an annual report dated October 31 which is audited by an independent registered public accounting firm.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, which is incorporated into this prospectus by reference and dated February 29, 2008, as amended from time to time, is available to you without charge and can be mailed to you upon request. It contains more detailed information about the Fund.

HOW TO OBTAIN REPORTS


CONTACTING THE FUND
You can get free copies of the reports and SAI, request other information and get answers to your questions about the Fund by contacting:

Address:   Aston Funds
           P.O. Box 9765
           Providence, RI 02940

Phone:     Shareholder Services &             888 838-5132
           Fund Literature
           Investment Advisor Services        800 597-9704

Web site:  www.astonfunds.com

OBTAINING INFORMATION FROM THE SEC
You can visit the EDGAR Database on the Securities and Exchange Commissions ("SEC") Web site at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Fund at the SEC's Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, you can call the SEC at 202 551-8090. Also, you can obtain copies of this information after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington D.C. 20549-0102.

Investment Company Act File Number: 811-8004

                                                                  [ASTON FUNDS]


ABN AMRO Money Market Funds
Class S and I Shares
Prospectus

February 29, 2008



--------------------------------------------------------------------------------



A diversified, actively managed fund family with an institutional process-driven approach to investing.


NOT FDIC INSURED. NO BANK GUARANTEE. MAY LOSE VALUE.

The Securities and Exchange Commission has not approved or disapproved these or any mutual fund's shares or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime.

[Aston Funds Logo]


  MONEY MARKET FUNDS                                                   TICKER SYMBOL
                                                                   CLASS S       CLASS I

  ABN AMRO Government Money Market Fund                             ABNXX         RGTXX
  ABN AMRO Money Market Fund                                        ATXXX         RTTXX
  ABN AMRO Tax-Exempt Money Market Fund                             ATAXX         RXTXX
  ABN AMRO Treasury Money Market Fund                               ATMXX         RTMXX

[Aston Funds Logo]

Thank you for your interest in the ABN AMRO Money Market Funds. Please read this prospectus carefully and keep it for future reference.

For a list of terms with definitions that you may find helpful as you read this prospectus, please refer to the "Investment Terms" Section.
------------------------------
Mutual fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the Federal Deposit Insurance Corporation (FDIC).
------------------------------

TABLE OF CONTENTS

                                                                    Page
FUND SUMMARIES                                                        4
Investment Objectives, Principal Investment Strategies and
Risks Fund Performance
    THE ABN AMRO MONEY MARKET FUNDS
    ABN AMRO Government Money Market Fund                             4
    ABN AMRO Money Market Fund                                        6
    ABN AMRO Tax-Exempt Money Market Fund                             8
    ABN AMRO Treasury Money Market Fund                              10
FUND EXPENSES                                                        12
INVESTMENT TERMS                                                     13
MORE ABOUT ABN AMRO MONEY MARKET FUNDS                               14
    Risk Summary                                                     14
    Additional Information Regarding Investment Strategies           14
PORTFOLIO HOLDINGS                                                   15
MANAGEMENT OF THE FUNDS                                              16
    The Adviser                                                      16
SHAREHOLDER INFORMATION                                              17
    Opening an Account                                               17
    Exchanging Shares                                                19
    Selling/Redeeming Shares                                         20
    Transaction Policies                                             23
    Account Policies and Dividends                                   24
    Additional Investor Services                                     25
    Distribution Plan 12b-1 Fees                                     25
    Shareholder Service Fee                                          25
    Compensation to Intermediaries                                   26
DIVIDENDS, DISTRIBUTIONS AND TAXES                                   27
FINANCIAL HIGHLIGHTS                                                 28
GENERAL INFORMATION                                                  33

                      (This page intentionally left blank)

ABN AMRO Money Market Funds

Class S and I shares of four of the ABN AMRO Money Market Funds are offered in this prospectus. Other money market funds and classes are offered under a separate prospectus.

Class S shares are offered at NAV without any sales loads, exchange fees or redemption fees. Annual 12b-1 fees are 0.25%. The minimum initial investment requirements for Class S shares of each Fund are $2,500 for Regular Accounts and $500 for Individual Retirement Accounts, Education Savings Accounts and Uniform Gifts to Minor Accounts/Uniform Transfer to Minor Accounts.

Class I shares are offered at NAV without any sales loads, exchange fees, redemption fees or 12b-1 fees. The minimum initial investment requirement for Class I shares of each Fund is $1,000,000.

MONEY MARKET FUNDS

MONEY MARKET FUNDS invest in short-term, high quality money market securities. They seek to provide stable principal and regular income. The income provided by money market funds varies with interest rate movements.

WHO MAY WANT TO INVEST IN MONEY MARKET FUNDS
Money market funds may be appropriate if you:
-  want regular income
-  are investing for a short-term objective
-  want an investment that seeks to maintain a stable net asset value
- want a liquid investment that offers a checkwriting privilege (checks may be written in amounts of $100 or more)

Money market funds may also be appropriate if you want an investment that can serve as a "holding place" for money awaiting investment in long-term funds or for money that may be needed for occasional or unexpected expenses.

Money market funds are not appropriate if you want long-term capital appreciation.

No single fund is intended to be a complete investment program, but individual funds can be an important part of a balanced and diversified investment program. Mutual funds have the following general risks:
-  money market fund yields will fluctuate
-  you could lose money
-  you cannot be certain that a fund will achieve its investment objective

ABN AMRO Government Money Market Fund

INVESTMENT OBJECTIVE


The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES


Under normal conditions, the Fund invests 100% of its assets in U.S. government money market instruments and repurchase agreements involving these instruments, such as U.S. Treasury obligations and U.S. government agency securities. The dollar-weighted average maturity of the securities in the Fund is 90 days or less.

The portfolio manager:

- structures the Fund's portfolio based on interest rates, market conditions and liquidity needs

- monitors the Fund's investments and may adjust the Fund's average maturity in anticipation of changes in short-term interest rates

-  selects securities that:

  -  are denominated in U.S. dollars

  -  have high credit quality and minimal credit risk

  -  mature or reset in 397 days or less

PRINCIPAL RISKS OF INVESTING IN THIS FUND


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's yield will change as a result of movements in short-term interest rates and market conditions. There can be no assurance that the Fund's investment objective will be achieved.

CREDIT RISK: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and affect the Fund's yield.


INFLATION RISK: Inflation risk is the risk that inflation may erode the real value of an investment in the Fund.

INTEREST RATE RISK: If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond's price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons.

MANAGER RISK: The performance of the Fund is dependent upon the portfolio manager's skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

U.S. GOVERNMENT AGENCY SECURITIES RISK: Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

FUND PERFORMANCE


The Investor Share class of the ABN AMRO Government Money Market Fund was reorganized into the Class S shares of the Fund and the Common Share Class of the ABN AMRO Government Money Market Fund was reorganized into the Class I shares of the Fund on September 27, 2001, at which time the Fund adopted the name of its predecessor.

The bar chart reflects performance for Class S shares and shows how the Fund's performance has varied from year-to-year over the periods shown. Class S shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the Class S and Class I shares do not have the same expenses. The annual returns of the Class S shares would be lower than the returns of the Class I shares due to the distribution fees paid by Class S shares. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance does not guarantee future performance. Performance figures shown below for Class S shares include the performance of the Investor Share class of the predecessor fund.

                           CALENDAR YEAR TOTAL RETURN

        4.91%          4.53%    5.74%    3.58%    1.23%    0.57%    0.75%    2.62%    4.49%    4.58%
        1998            1999     2000     2001     2002     2003     2004     2005     2006     2007

  Best quarter:          12/00     1.50%
  Worst quarter:          6/04     0.11%

The following table reflects Class S shares and Class I shares and indicates how the Fund's average annual returns for different calendar periods compared to the returns of the iMoneyNet Government & Agency Retail Average. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                      1 Year    5 Years    10 Years
---------------------------------------------------
ABN AMRO
  Government
  Money Market
  Fund - Class
  S(a)                4.58%      2.59%      3.28%
---------------------------------------------------
ABN AMRO
  Government
  Money Market
  Fund - Class
  I(a)                4.91%      2.92%      3.62%
---------------------------------------------------
iMoneyNet
  Government &
  Agency
  Retail
  Average             4.47%      2.46%      3.21%
---------------------------------------------------

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

To obtain the Fund's current yield, please call 800 992-8151 or visit our Web site at www.astonfunds.com.

ABN AMRO Money Market Fund

INVESTMENT OBJECTIVE


The Fund seeks to provide as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in high quality money market instruments issued by corporations, banks and the U.S. government or its agencies or instrumentalities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated securities of foreign issuers. The dollar-weighted average maturity of the securities in the Fund is 90 days or less.

The portfolio manager:
- structures the Fund's portfolio based on interest rates, market conditions and liquidity needs
- monitors the credit quality ratings of the Fund's investments and may adjust the Fund's average maturity in anticipation of changes in short-term interest rates
-  selects securities that:
  -  are denominated in U.S. dollars
  -  have high credit quality and minimal credit risk
  -  mature in or reset 397 days or less

PRINCIPAL RISKS OF INVESTING IN THIS FUND

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's yield will change as a result of movements in short-term interest rates and market conditions. There can be no assurance that the Fund's investment objective will be achieved.

CREDIT RISK: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and affect the Fund's yield.

FOREIGN SECURITIES RISK: Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. Foreign issuers and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in a fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. issuers.

INFLATION RISK: Inflation risk is the risk that inflation may erode the real value of an investment in the Fund.

INTEREST RATE RISK: If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond's price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons.

MANAGER RISK: The performance of the Fund is dependent upon the portfolio manager's skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.


U.S. GOVERNMENT AGENCY SECURITIES RISK: Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

FUND PERFORMANCE

The Investor Share class of the ABN AMRO Money Market Fund was reorganized into the Class S shares of the Fund and the Common Share class of the ABN AMRO Money Market Fund was reorganized into the Class I shares of the Fund on September 27, 2001, at which time the Fund adopted the name of its predecessor.

The bar chart reflects performance for Class S shares and shows how the Fund's performance has varied from year-to-year over the periods shown. Class S shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the Class S and Class I shares do not have the same expenses. The annual returns of the Class S shares would be lower than the returns of the Class I shares due to the distribution fees paid by Class S shares. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance does not guarantee future performance. Performance figures shown below for Class S shares include the performance of the Investor Share class of the predecessor fund.

                           CALENDAR YEAR TOTAL RETURN

        4.97%          4.60%    5.83%    3.62%    1.09%    0.47%    0.57%    2.56%    4.40%    4.60%
        1998            1999     2000     2001     2002     2003     2004     2005     2006     2007

  Best quarter:           12/00    1.51%
  Worst quarter:           3/04    0.08%

The following table reflects Class S shares and Class I shares and indicates how the Fund's average annual returns for different calendar periods compared to the returns of the iMoneyNet First Tier Retail Average. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                      1 Year    5 Years    10 Years
---------------------------------------------------
ABN AMRO Money
  Market
  Fund(a) -
  Class S             4.60%      2.53%      3.26%
---------------------------------------------------
ABN AMRO Money
  Market
  Fund(a) - Class
  I                   4.98%      2.90%      3.63%
---------------------------------------------------
iMoneyNet
  First Tier
  Retail
  Average             4.57%      2.48%      3.23%
---------------------------------------------------

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

To obtain the Fund's current yield, please call 800 992-8151 or visit our Web site at www.astonfunds.com.

ABN AMRO Tax-Exempt Money Market Fund

INVESTMENT OBJECTIVE

The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from regular federal income tax and not included as a preference item under the federal alternative minimum tax.


PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in high quality money market instruments issued by municipalities and other issuers, and under normal market conditions, at least 80% (as a fundamental policy) of its net assets in securities that pay income exempt from regular federal income and alternative minimum taxes. The dollar-weighted average maturity of the securities in the Fund is 90 days or less. Issuers may be located in any state, territory or possession of the U.S., or the District of Columbia.

The portfolio manager:
- emphasizes particular sectors of the municipal money market that are expected to outperform the market as a whole
- structures the Fund's portfolio based on interest rates, market conditions and liquidity needs
- monitors the Fund for credit quality changes and may adjust the Fund's average maturity in anticipation of changes in short-term interest rates
-  selects securities that:
  -  are denominated in U.S. dollars
  -  have high credit quality and minimal credit risk
  -  mature or reset in 397 days or less


PRINCIPAL RISKS OF INVESTING IN THIS FUND

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's yield will change as a result of movements in short-term interest rates and market conditions. There can be no assurance that the Fund's investment objective will be achieved.

CREDIT RISK: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and affect the Fund's yield.

INFLATION RISK: Inflation risk is the risk that inflation may erode the real value of an investment in the Fund.

INTEREST RATE RISK: If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond's price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons.

MANAGER RISK: The performance of the Fund is dependent upon the portfolio manager's skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.


MUNICIPAL SECURITIES RISK: Municipal securities are backed by the entities that issue them and/or other revenue streams. Like other fixed income securities, changes in interest rates and the credit rating or financial condition of the issuer affects securities' prices. The Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

FUND PERFORMANCE

The Investor Share class of the ABN AMRO Tax-Exempt Money Market Fund was reorganized into the Class S shares of the Fund and the Common Share class of the ABN AMRO Tax-Exempt Money Market Fund was reorganized into Class I shares of the Fund on September 27, 2001, at which time the Fund adopted the name of its predecessor.

The bar chart reflects performance for Class S shares and shows how the Fund's performance has varied from year-to-year over the periods shown. Class S shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the Class S and Class I shares do not have the same expenses. The annual returns of the Class S shares would be lower than the returns of the Class I shares due to the distribution fees paid by Class S shares. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance does not guarantee future performance. Performance figures shown below for Class S shares include the performance of the Investor Share class of the predecessor fund.

                           CALENDAR YEAR TOTAL RETURN

        2.96%          2.75%    3.61%    2.14%    0.81%    0.42%    0.60%    1.79%    2.83%    3.02%
        1998            1999     2000     2001     2002     2003     2004     2005     2006     2007

  Best quarter:           12/00        0.95%
  Worst quarter:          09/03        0.07%

The following table reflects Class S shares and Class I shares and indicates how the Fund's average annual returns for different calendar periods compared to the returns of the iMoneyNet National Retail Average. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                  1 Year    5 Years    10 Years
-----------------------------------------------
ABN AMRO
  Tax-Exempt
  Money Market
  Fund - Class
  S(a)            3.02%     1.72%      2.09%
-----------------------------------------------
ABN AMRO
  Tax-Exempt
  Money Market
  Fund - Class
  I(a)            3.28%     1.98%      2.34%
-----------------------------------------------
iMoneyNet
  National
  Retail
  Average         3.04%     1.72%      2.09%
-----------------------------------------------

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

To obtain the Fund's current yield, please call 800 992-8151 or visit our Web site at www.astonfunds.com.

ABN AMRO Treasury Money Market Fund

INVESTMENT OBJECTIVE

The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in U.S. Treasury money market instruments, repurchase agreements involving U.S. Treasury securities and shares of money market funds that primarily invest in U.S. Treasury obligations. The dollar-weighted average maturity of the securities in the Fund is 90 days or less.

The portfolio manager:
- structures the Fund's portfolio based on interest rates, market conditions and liquidity needs
- monitors the Fund's investments and may adjust the Fund's average maturity in anticipation of changes in short-term interest rates
-  selects securities that:
   -  are denominated in U.S. dollars
   -  have high credit quality and minimal credit risk
   -  mature or reset in 397 days or less

PRINCIPAL RISKS OF INVESTING IN THIS FUND

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's yield will change as a result of movements in short-term interest rates and market conditions. There can be no assurance that the Fund's investment objective will be achieved.

CREDIT RISK: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and affect the Fund's yield.

INFLATION RISK: Inflation risk is the risk that inflation may erode the real value of an investment in the Fund.


INTEREST RATE RISK: If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond's price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons.

MANAGER RISK: The performance of the Fund is dependent upon the portfolio manager's skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

FUND PERFORMANCE

The Investor Share class of the ABN AMRO Treasury Money Market Fund was reorganized into the Class S shares of the Fund and the Common Share Class of the ABN AMRO Treasury Money Market Fund was reorganized into the Class I shares of the Fund on September 27, 2001, at which time the Fund adopted the name of its predecessor.

The bar chart reflects performance for Class S shares and shows how the Fund's performance has varied from year-to-year over the periods shown. Class S shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the Class S and Class I shares do not have the same expenses. The annual returns of the Class S shares would be lower than the returns of the Class I shares due to the distribution fees paid by Class S shares. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance does not guarantee future performance. Performance figures shown below for Class S shares include the performance of the Investor Share class of the predecessor fund.

                           CALENDAR YEAR TOTAL RETURN

        4.64%          4.37%    5.59%    3.43%    1.13%    0.51%    0.66%    2.52%    4.41%    4.35%
        1998            1999     2000     2001     2002     2003     2004     2005     2006     2007

  Best quarter:           12/00       1.47%
  Worst quarter:           3/04       0.09%

The following table reflects Class S shares and Class I shares and indicates how the Fund's average annual returns for different calendar periods compared to the returns of the iMoneyNet Treasury & Repo Retail Average. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2007)

                  1 Year    5 Years    10 Years
-----------------------------------------------
ABN AMRO
  Treasury
  Money Market
  Fund - Class
  S(a)            4.35%     2.48%      3.15%
-----------------------------------------------
ABN AMRO
  Treasury
  Money Market
  Fund - Class
  I(a)            4.61%     2.73%      3.40%
-----------------------------------------------
iMoneyNet
  Treasury &
  Repo Retail
  Average         4.19%     2.34%      3.08%
-----------------------------------------------

(a)Performance reflects expense limitations that were in effect during one or more of the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

To obtain the Fund's current yield, please call 800 992-8151 or visit our Web site at www.astonfunds.com.

Fund Expenses

As an investor in the Funds, you pay certain indirect fees and expenses, which are described in the table below.

SHAREHOLDER FEES
As a benefit of investing in Class S and Class I shares of these Funds, you do not incur any sales loads, exchange fees or redemption fees.

ANNUAL FUND OPERATING EXPENSES
Operating expenses are the normal costs of operating any mutual fund. These expenses are not charged directly to investors. They are paid from a Fund's assets and are expressed as an expense ratio, which is a percentage of average daily net assets.

                                                                                        ACQUIRED             TOTAL
                          MANAGEMENT          DISTRIBUTION           OTHER             FUND FEES            EXPENSE
FUND(A)                      FEES             (12B-1) FEES          EXPENSES          AND EXPENSES           RATIO
ABN AMRO Government
 Money
 Market - Class S            0.20%                0.25%               0.17%               0.01%               0.63%(c)(d)
ABN AMRO Government
 Money
 Market - Class I            0.20                   --                0.10                0.01                0.31(c)(d)
ABN AMRO Money
 Market - Class S            0.35                 0.25                0.26                  --                0.86
ABN AMRO Money
 Market - Class I            0.35                   --                0.15                  --                0.50
ABN AMRO Tax-Exempt
 Money
 Market - Class S            0.35                 0.25                0.13                0.01                0.74(c)(d)(e)
ABN AMRO Tax-Exempt
 Money
 Market - Class I            0.35                   --                0.13                0.01                0.49(c)(d)(e)
ABN AMRO Treasury
 Money
 Market - Class S            0.35                 0.25                0.23                  --                0.83
ABN AMRO Treasury
 Money
 Market - Class I            0.35                   --                0.23                  --                0.58

                                     NET
                        FEE        EXPENSE
FUND(A)               WAIVERS       RATIO
ABN AMRO Government
 Money
 Market - Class S         --%        0.63%(d)
ABN AMRO Government
 Money
 Market - Class I         --         0.31(d)
ABN AMRO Money
 Market - Class S      (0.13)        0.73(b)
ABN AMRO Money
 Market - Class I      (0.13)        0.37(b)
ABN AMRO Tax-Exempt
 Money
 Market - Class S      (0.15)        0.59(b)(d)(e)
ABN AMRO Tax-Exempt
 Money
 Market - Class I      (0.15)        0.34(b)(d)(e)
ABN AMRO Treasury
 Money
 Market - Class S      (0.22)        0.61(b)
ABN AMRO Treasury
 Money
 Market - Class I      (0.22)        0.36(b)

(a)Each Fund offers two classes of shares that invest in the same portfolio of securities: Class S and Class I. Class S shares are subject to a Rule 12b-1 distribution fee and a shareholder service fee which is included in "Other Expenses." Class I shares are not subject to these fees. Therefore, expenses and performance figures will vary between the classes. The information set forth in the table above and the example below relates to Class S and Class I shares, which are each offered in this prospectus.

(b)The above table reflects the Adviser's contractual undertaking to waive management fees and/or reimburse expenses exceeding the limits shown. The Adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2009 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired funds). As shown in the table, expenses would be higher without such agreement.

(c)Total expenses are the sum of the Fund's direct annual operating expenses and the Fund's indirect fees and expenses from investments in other investment companies (acquired fund fees and expenses).

(d)The expense ratio may not equal the Fund's ratio of expenses to average net assets before reimbursement and/or waiver of expenses by the Adviser in the "Financial Highlights" Section, which reflects the operating expenses of the Fund (including interest expense) and does not include fees and expenses from investments in other investment companies (acquired funds).

(e)The expense ratio does not include interest expense incurred by the ABN AMRO Tax-Exempt Money Market Fund from utilizing a line of credit. If interest expense was included, the net expense ratio for the Fund would be 0.60% for Class S shares and 0.35% for Class I shares.

EXAMPLE
This hypothetical example shows the operating expenses you would incur as a shareholder if you invested $10,000 in a Fund over the time periods shown and you redeem all your shares at the end of the period. The example assumes you reinvested all dividends and distributions, that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period as noted below. The example is for comparison purposes only and does not represent a Fund's actual or future expenses and returns.

FUND                                                            1 YEAR         3 YEARS         5 YEARS         10 YEARS
ABN AMRO Government Money Market - Class S                       $64            $202            $351            $  786
ABN AMRO Government Money Market - Class I                        32             100             174               393
ABN AMRO Money Market(a) - Class S                                75             261             464             1,049
ABN AMRO Money Market(a) - Class I                                38             147             267               616
ABN AMRO Tax-Exempt Money Market(a) - Class S                     60             221             397               904
ABN AMRO Tax-Exempt Money Market(a) - Class I                     35             142             259               601
ABN AMRO Treasury Money Market(a) - Class S                       62             243             439             1,005
ABN AMRO Treasury Money Market(a) - Class I                       37             164             302               705

(a)Includes one year of capped expenses in each period.

Investment Terms

The following is a list of terms with definitions that you may find helpful as you read this prospectus.

EXPENSE RATIO: A fund's cost of doing business, expressed as a percentage of its net assets and disclosed in a prospectus.

FIXED INCOME SECURITIES: Bonds and other securities that are used by issuers to borrow money from investors. Typically, the issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at a specified time in the future (maturity).

INVESTMENT OBJECTIVE: The goal that an investor and a mutual fund seek together. Examples include current income, total return, long-term capital growth, etc.

ISSUER: The company, municipality or government agency that issues a security, such as a stock, bond or money market security.

IMONEYNET FIRST TIER INSTITUTIONAL AVERAGE: The iMoneyNet First Tier Institutional Average includes only non-government institutional funds that also are not holding any second tier securities. Portfolio holdings of First Tier funds include U.S. Treasuries, U.S. government agency securities, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset backed commercial paper.

IMONEYNET FIRST TIER RETAIL AVERAGE: The iMoneyNet First Tier Retail Average includes only non-government retail funds that are not holding any second tier securities. Portfolio holdings of First Tier funds include U.S. Treasuries, U.S. government agency securities, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset backed commercial paper.

IMONEYNET GOVERNMENT & AGENCY RETAIL AVERAGE: The iMoneyNet Government & Agency Retail Average includes the most broadly based of the government retail funds. These funds can invest in U.S. Treasuries, U.S. government agency securities, and repurchase agreements whether or not they are backed by U.S. Treasuries, and government-backed floating rate notes.

IMONEYNET NATIONAL INSTITUTIONAL AVERAGE: The iMoneyNet National Institutional Average consists of all national tax-free and municipal institutional funds. Portfolio holdings of tax-free funds includes rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds -- 6 months and less, put bonds -- over 6 months, AMT paper, and other tax-free holdings.

IMONEYNET NATIONAL RETAIL AVERAGE: The iMoneyNet National Retail Average consists of all national tax-free and municipal retail funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds - 6 months and less, put bonds - over 6 months, AMT paper, and other tax-free holdings.

IMONEYNET TREASURY & REPO RETAIL AVERAGE: The iMoneyNet Treasury & Repo Retail Average includes only retail government funds that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury.

MANAGEMENT FEE: The amount that a mutual fund pays to the investment adviser for its services.

MONEY MARKET SECURITIES: Short-term fixed income securities of federal and local governments, banks and corporations.

MUTUAL FUND: An investment company that stands ready to buy back its shares at their current net asset value. Most mutual funds continuously offer new shares to investors.

NET ASSET VALUE (NAV): The per share value of a mutual fund, found by subtracting a fund's liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once a day.

12B-1 FEE: A mutual fund fee, named for the Securities and Exchange Commission ("SEC") rule that permits it, used to pay for distribution costs, such as advertising and commissions paid to dealers. If a fund has a 12b-1 fee, it is found in the fee table of its prospectus.

YIELD: A measure of net income (dividends and interest) earned by the securities in a fund's portfolio, less the fund's expenses during a specified period. A fund's yield is expressed as a percentage of the maximum offering price per share on a specified day.

                                       13.1

More About ABN AMRO Money Market Funds

RISK SUMMARY

The following chart compares the principal risks of investing in each Fund. More information about the risks associated with investing in the Funds can also be found in the statement of additional information ("SAI").

FUND                                                        CREDIT  FOREIGN   INFLATION   INTEREST  MANAGER MUNICIPAL      US
                                                                   SECURITIES               RATE            SECURITIES GOVERNMENT
                                                                                                                         AGENCY
                                                                                                                       SECURITIES

ABN AMRO Government Money Market Fund                         X                   X          X        X                    X
ABN AMRO Money Market Fund                                    X        X          X          X        X                    X
ABN AMRO Tax-Exempt Money Market Fund                         X                   X          X        X         X
ABN AMRO Treasury Money Market Fund                           X                   X          X        X

X = Risk factor applicable to a Fund.

ADDITIONAL INFORMATION REGARDING
INVESTMENT STRATEGIES

The investment policies of ABN AMRO Treasury Money Market Fund and ABN AMRO Government Money Market Fund relating to the type of securities in which 80% (100% for ABN AMRO Government Money Market Fund) of each Fund's assets must be invested may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days' notice of such changes.

In addition to the principal investment strategies described in the Fund summaries, there may be times when the Funds use secondary investment strategies in seeking to achieve investment objectives. Information regarding such secondary strategies, as well as additional information regarding certain principal strategies, is shown below.

COMMERCIAL PAPER
Commercial paper are short-term fixed income securities issued by banks, corporations and other borrowers. There is the risk that the issuer of the commercial paper will not be able to make principal and/or interest payments. Commercial paper may include securities issued in reliance on the private placement exemption under Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is generally sold to an institutional investor, such as a Fund, that agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) commercial paper must similarly be in an exempt transaction.

INVESTMENT COMPANIES
To the extent permitted by the Investment Company Act of 1940, as amended, the Funds may invest in securities issued by other investment companies. Generally, the Funds invest in other investment companies in connection with the management of their daily cash position. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company's fees and expenses as well as their share of the Fund's fees and expenses.

MUNICIPAL OBLIGATIONS
Municipal obligations are fixed income obligations of state and local governments. Investments in municipal securities may support special construction projects, such as roads or hospitals, in the municipality that issues them. Interest from municipal bonds is usually exempt from regular federal income tax and from state income tax only in the state of issue. Some municipal securities are insured and guarantee the timely payment of interest and repayment of principal.

ADDITIONAL INFORMATION REGARDING
INVESTMENT STRATEGIES (CONTINUED)


REPURCHASE AGREEMENTS
Repurchase agreements, or repos, are transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, a Fund may incur a loss if the value of the security should decline, as well as any disposition costs in liquidating the security. ABN AMRO Money Market Fund may enter into repurchase agreements involving non-traditional collateral (such as high yield bonds or equity securities).

RULE 144A SECURITIES
Rule 144A securities are restricted securities that can only be sold to qualified institutional buyers under the Securities Act of 1933, as amended. Investing in Rule 144A securities may increase the illiquidity of a Fund's investments in the event that an adequate trading market does not exist for these securities. To the extent there is an adequate trading market for lower-rated securities, Rule 144A securities generally are not subject to an increase in illiquidity.

U.S. GOVERNMENT SECURITIES
These are fixed income obligations of the U.S. government and its various agencies. U.S. government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government's full faith and credit backing on principal or interest payments. Some securities are backed by the issuer's right to borrow from the U.S. Treasury and some, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy. This guarantee, however, does not extend to the market prices for such securities which can fluctuate.

                                                                                                                          U.S.
                                                     COMMERCIAL   INVESTMENT    MUNICIPAL    REPURCHASE   RULE 144A    GOVERNMENT
FUND                                                   PAPER      COMPANIES    OBLIGATIONS   AGREEMENTS   SECURITIES   SECURITIES

ABN AMRO Government Money Market Fund                                 X                          XP                        XP
ABN AMRO Money Market Fund                               XP           X                          XP           XP           XP
ABN AMRO Tax-Exempt Money Market Fund                    X            X            XP            X            X
ABN AMRO Treasury Money Market Fund                                   X                          XP                        XP

X = Investment strategy applicable to a Fund.

P = Components of a Fund's principal investment strategy.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the SAI and on our Web site at www.astonfunds.com.

Management of the Funds

THE ADVISER

ABN AMRO ASSET MANAGEMENT, INC.
ABN AMRO Asset Management, Inc. ("AAAM" or "Adviser"), located at 135 South LaSalle Street, Chicago, IL 60603, is the Adviser to the Funds. As of December 31, 2007, AAAM managed approximately $17.2 billion in assets, consisting primarily of institutional accounts, including insurance, pension and profit sharing trusts.

AAAM is an indirect subsidiary of ABN AMRO Holdings N.V. ("ABN AMRO"). On October 17, 2007, a consortium comprised of The Royal Bank of Scotland Group plc, Banco Santander Central Hispano and Fortis N.V. successfully completed a tender offer for substantially all of the shares of ABN AMRO.

The consortium has announced its intent to transfer the asset management business of ABN AMRO to Fortis N.V., subject to the completion of due diligence and regulatory approvals. The transfer of the business to Fortis N.V. will be effected through one or more steps from a corporate perspective. It is expected that AAAM will become a wholly-owned subsidiary of Fortis N.V. by March 2008 and will eventually be merged into Fortis Investment Management USA LLC. In connection with the tender offer and subsequent restructuring of ABN AMRO, the Board of Trustees approved the retention of AAAM or its successor in connection with the various steps of the transaction.
A discussion regarding the Board's basis for approving (i) the Interim Investment Advisory Agreement for each Fund is available in the Fund's Shareholder report dated October 31, 2007 and (ii) each New Investment Advisory Agreement will be available in the Funds' Shareholder report dated April 30, 2008.

GENERAL
The Adviser provides management services to each Fund pursuant to an investment advisory agreement between the Fund and the Adviser. Under each agreement, the Adviser is paid an annual management fee by each Fund for its services based on the average daily net assets of the Fund. Each agreement between a Fund and its Adviser may be terminated at any time by the Fund or the Adviser upon 60 days' written notice to the other party. A Fund may effect termination by an action of the Board of Trustees or by a vote of a majority of the Fund's outstanding voting securities. The accompanying information highlights each Fund and its lead portfolio manager and his investment experience and the management fee paid by each Fund for the most recent fiscal year.

FUND NAME                                           PORTFOLIO MANAGER    INVESTMENT EXPERIENCE
ABN AMRO GOVERNMENT MONEY MARKET FUND
ABN AMRO MONEY MARKET FUND
ABN AMRO TAX-EXEMPT MONEY MARKET FUND
ABN AMRO TREASURY MONEY MARKET FUND
                                                William Anderson, CFA    Portfolio manager of each Fund (other than the ABN AMRO
                                                                         Tax-Exempt Money Market Fund) since April 2005 and
                                                                         portfolio manager of the ABN AMRO Tax-Exempt Money Market
                                                                         Fund since July 2007. Mr. Anderson has been with the
                                                                         Adviser or its affiliates since June 2004. Previously, Mr.
                                                                         Anderson served as Vice President of Global Short Term
                                                                         Investments at Aon Advisors, where he managed and directed money market and short term fiduciary fund investments.
                                                                         Prior to that, he was Director of Investment Research at
                                                                         Aon Capital Markets. Mr. Anderson earned his BA from
                                                                         Dartmouth College and his Master of Management in Finance,
                                                                         Accounting and Strategy from Northwestern University.


                                                                                    MANAGEMENT FEE PAID FOR
                                                                                       FISCAL YEAR ENDED
                                                                 MANAGEMENT FEE            10/31/07
                                                                (AS A PERCENTAGE       (AS A PERCENTAGE
FUND NAME                                                        OF NET ASSETS)         OF NET ASSETS)
ABN AMRO Government Money Market Fund                                 0.20%                   0.20%
ABN AMRO Money Market Fund                                            0.35%                   0.22%(a)
ABN AMRO Tax-Exempt Money Market Fund                                 0.35%                   0.20%(a)
ABN AMRO Treasury Money Market Fund                                   0.35%                   0.13%(a)

------------------------
(a)Taking into account fee waivers then in effect.

Shareholder Information

OPENING AN ACCOUNT


-  Read this prospectus carefully.
- Determine how much you want to invest. The minimum initial investment requirements for Class S shares of each Fund are as follows:
  o  Regular Accounts: $2,500
  o  Individual Retirement Accounts (IRAs): $500
  o  Education Savings Accounts: $500
  o Uniform Gift to Minor Accounts/Uniform Transfer to Minor Accounts (UGMA/UTMA) (custodial accounts for minors): $500
- The minimum initial investment requirement for Class I shares of these Funds is $1,000,000.
  o Balances can be aggregated to meet the minimum initial investment requirement for the accounts of:
    o  clients of a financial consultant
    o immediate family members (i.e., a person's spouse, parents, children, siblings and in-laws)
    o  a corporation or other legal entity
  o  Initial minimum investment requirement may be waived:
    o for Trustees of the Trust and employees of Aston Asset Management LLC and AAAM and their affiliates, as well as their spouses.
    o with a "letter of intent" explaining how the investor/financial consultant would purchase shares over a Board-approved specified period of time to meet the minimum investment requirement.
  o The Trust reserves the right to waive a Fund's minimum initial investment requirement for any reason.
- Complete the account application and carefully follow the instructions. If you have any questions, please call 800 992-8151. Remember to complete the "Purchase, Exchange and Redemption Authorization" section of the account application to establish your account privileges and to avoid any delay and inconvenience of having to request these in writing at a later date.
-  Make your initial investment using the following table as a guideline.
- All account openings and subsequent transaction requests must be in "good order."
BUY, EXCHANGE AND SELL REQUESTS ARE IN "GOOD ORDER" WHEN
-  The account number and Fund name are included.
-  The amount of the transaction is specified in dollars or shares.
- Signatures of all owners appear exactly as they are registered on the account and are in original form, as photocopies are not accepted.
-  Any required Medallion Signature Guarantees (if applicable) are included.
- Other supporting legal documents (as necessary) are present, including such "Requirements For Written Requests" as described later in this "Shareholder Information" Section.

                                                                      TO ADD TO AN ACCOUNT ($50 MINIMUM FOR CLASS S SHARES, NO
BUYING SHARES                   TO OPEN AN ACCOUNT                    REQUIRED REINVESTMENT MINIMUM FOR CLASS I SHARES)
THROUGH YOUR FINANCIAL          - Your financial representative is    - Your financial representative is responsible for
REPRESENTATIVE                    responsible for transmitting the      transmitting the order promptly.
                                  order promptly.
BY MAIL                         - Complete and sign your              - Return the investment slip from a statement with your
                                  application.                          check in the envelope provided and mail to us at the
ASTON FUNDS                     - Make your check payable to Aston      address at the left.
P.O. BOX 9765                     Funds and mail to us at the         - We accept checks, bank drafts, money orders, wires and ACH
PROVIDENCE, RI                    address at the left.                  for purchases (see "Other Features" later in this
02940                           - We accept checks, bank drafts         "Shareholder Information" Section). Checks must be drawn
                                  and money orders for purchases.       on U.S. banks. There is a minimum $20 charge for returned
OR                                Checks must be drawn on U.S.          checks.
                                  banks to avoid any fees or          - Give the following wire/ACH information to your bank:
OVERNIGHT DELIVERY                delays in processing.                 Mellon Trust of New England
                                - We do not accept travelers,           ABA #01-10-01234
ASTON FUNDS                       temporary, post-dated, credit         For: Aston Funds
101 SABIN STREET                  card courtesy, second or third        A/C 140414
PAWTUCKET, RI 02860               party checks (which are checks        FBO "Fund Number"
                                  made payable to someone other         "Your Account Number"
                                  than the Funds, including you).     - Include your name, account number, taxpayer identification number or social security number, address and the Fund(s)
                                                                        you wish to purchase in the wire instructions.
                                                                      - We do not accept travelers, temporary, post-dated, credit card courtesy, second or third party checks (which are
                                                                        checks made payable to someone other than the Funds,
                                                                        including you).
BY PHONE                        - Obtain a Fund and account number    - Verify that your bank or credit union is a member of the
                                  by calling Aston Funds at the         ACH.
800 992-8151                      number at the left.                 - To place your request with an Investor Services Associate,
                                - Instruct your bank (who may           call between 9 a.m. and 7 p.m. ET, Monday - Friday.
                                  charge a fee) to wire or ACH the    - You should complete the "Bank Account Information" section
                                  amount of your investment.            of your account application.
                                - Give the following wire/ACH         - When you are ready to add to your account, call Aston
                                  information to your bank:             Funds and tell the representative the Fund name, account
                                  Mellon Trust of New England           number, the name(s) in which the account is registered and
                                  ABA #01-10-01234                      the amount of your investment.
                                  For: Aston Funds                    - Instruct your bank (who may charge a fee) to wire or ACH
                                  A/C 140414                            the amount of your investment.
                                  FBO "Fund Number"                   - Give the following wire/ACH information to your bank:
                                  "Your Account Number"                 Mellon Trust of New England
                                - Return your completed and signed      ABA #01-10-01234
                                  application to:                       For: Aston Funds
                                  Aston Funds                           A/C 140414
                                  P.O. Box 9765                         FBO "Fund Number"
                                  Providence, RI 02940                  "Your Account Number"
                                                                      - Include your name, account number, taxpayer identification number or social security number, address and the Fund(s)
                                                                        you wish to purchase in the wire instructions.

                                                                      TO ADD TO AN ACCOUNT ($50 MINIMUM FOR CLASS S SHARES, NO
BUYING SHARES                   TO OPEN AN ACCOUNT                    REQUIRED REINVESTMENT MINIMUM FOR CLASS I SHARES)
BY INTERNET                     - Download the appropriate account    - Verify that your bank or credit union is a member of the
                                  application(s) from our Web           ACH.
WWW.ASTONFUNDS.COM                site.                               - Complete the "Purchase, Exchange and Redemption
                                - Complete and sign the                 Authorization" section of your account application.
                                  application(s). Make your check     - Self-register for online account access at
                                  payable to Aston Funds and mail       www.astonfunds.com. Your social security number or
                                  it to the address under "By           employer identification number, account number and other
                                  Mail" above.                          security validating information will be required for
                                                                        registration.
                                                                      - When you are ready to add to your account, access your
                                                                        account through the Funds' Web site and enter your
                                                                        purchase instructions in the highly secure area for
                                                                        shareholders only called "Account Access." ACH purchases
                                                                        on the Internet may take 3 to 4 business days.

Other share classes of Aston Funds are available through separate prospectuses, please call 800 992-8151 for more information.

EXCHANGING SHARES

After you have opened an account with us, you can exchange your shares within Aston Funds to meet your changing investment goals or other needs. This privilege is not designed for frequent trading and may be difficult to implement in times of drastic market changes.

HOW DOES AN EXCHANGE TAKE PLACE?
When you exchange your shares, you authorize the sale of your shares in one Fund to purchase shares of another Fund. In other words, you are requesting a sale and then a purchase. The exchange of your shares may be a taxable event for federal income tax purposes if the shares are not held in a tax deferred account.

You can exchange shares from one Aston Fund to another within the same class of shares. You may also exchange between Class N and Class S shares of the Funds. All exchanges to open new accounts must meet the minimum initial investment requirements. Exchanges may be made by mail, through the Internet or by phone at 800 992-8151 if you chose this option when you opened your account. For federal income tax purposes, in non-retirement accounts, each exchange into a different Fund is treated as a taxable sale and a new purchase. As a result, an investor holding shares in a non-retirement account generally is subject to federal income tax on any appreciation on the shares exchanged.

Aston Funds reserve the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders. All exchange requests must be in "good order."

SELLING/REDEEMING SHARES

Once you have opened an account with us, you can sell your shares to meet your changing investment goals or other needs. All redemption requests must be in "good order." The following table shows guidelines for selling shares.

SELLING SHARES                  DESIGNED FOR...                       TO SELL SOME OR ALL OF YOUR SHARES...
THROUGH YOUR FINANCIAL          - Accounts of any type                - Your financial representative is responsible for
REPRESENTATIVE                                                          transmitting the order promptly.

BY MAIL                         - Accounts of any type                - Write and sign a letter of instruction indicating the Fund
                                - Sales or redemptions of any size      name, Fund number, your account number, the name(s) in
ASTON FUNDS                       (For redemptions over $50,000,        which the account is registered and the dollar value or
P.O. BOX 9765                     please see Medallion Signature        number of shares you wish to sell.
PROVIDENCE, RI                    Guarantee on the next page)         - Include all signatures and any additional documents that
02940                                                                   may be required (see "Selling Shares in Writing" later in
                                                                        this "Shareholder Information" Section). Signatures must
OR                                                                      be in original form, as photocopies are not accepted.
                                                                      - Mail to us at the address at the left.
OVERNIGHT DELIVERY                                                    - A check will be mailed to the name(s) and address in which the account is registered. If you would like the check
ASTON FUNDS                                                             mailed to a different address, you must write a letter of
101 SABIN STREET                                                        instruction and have it Medallion Signature Guaranteed.
PAWTUCKET, RI 02860                                                   - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" later in this "Shareholder Information"
                                                                        Section).

BY PHONE                        - Non-retirement accounts             - For automated service 24 hours a day using your touch-tone
                                - Sales of up to $50,000 (for           phone, call 800 992-8151.
800 992-8151                      accounts with telephone account     - To place your request with an Investor Services Associate,
                                  privileges)                           call between 9 a.m. and 7 p.m. ET, Monday - Friday.
                                                                      - A check will be mailed to the name(s) and address in which the account is registered. If you would like the check
                                                                        mailed to a different address, you must write a letter of
                                                                        instruction and have it Medallion Signature Guaranteed.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" later in this "Shareholder Information"
                                                                        Section).
                                                                      - The Funds reserve the right to refuse any telephone sales request and may modify the procedures at any time. The
                                                                        Funds make reasonable attempts to verify that telephone
                                                                        instructions are genuine, but you are responsible for any
                                                                        loss that you may bear from telephone requests.

SELLING SHARES                  DESIGNED FOR...                       TO SELL SOME OR ALL OF YOUR SHARES...
BY INTERNET                     - Non-retirement accounts             - Complete the "Purchase, Exchange and Redemption
                                                                        Authorization" section of your account application.
WWW.ASTONFUNDS.COM                                                    - Self-register for online account access at
                                                                        www.astonfunds.com. Your social security number or
                                                                        employer identification number, account number and other
                                                                        security validating information will be required for
                                                                        registration.
                                                                      - When you are ready to redeem a portion of your account,
                                                                        access your account through the Funds' Web site and enter
                                                                        your redemption instructions in the highly secure area for shareholders only called "Account Access." A check for the proceeds will be mailed to you at your address of record.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" later in this "Shareholder Information"
                                                                        Section).
BY MONEY MARKET CHECKWRITING    - Non-retirement accounts             - Request the free checkwriting privilege on your
(CLASS S SHARES ONLY)                                                   application.
                                                                      - Verify that the shares to be sold were purchased more than
                                                                        15 days earlier or were purchased by wire, otherwise there can be up to a 15-day hold on checks.
                                                                      - You may write unlimited checks, each for $100 or more. You cannot close an account by writing a check.
                                                                      - You continue to earn dividends until checks are presented for payment. There is a $30 charge for returned checks.
                                                                      - Currently, there is no charge for this privilege, but the
                                                                        Funds reserve the right to add one.
                                                                      - Canceled checks are available upon request but there is a fee to receive them.
                                                                      - The Funds may cancel this privilege at any time by giving notice to you.

SELLING SHARES IN WRITING
In certain circumstances, you must make your request to sell shares in writing. You may need to include a Medallion Signature Guarantee (which protects you against fraudulent orders) and additional items with your request, as shown in the table below.
WE REQUIRE MEDALLION SIGNATURE GUARANTEES IF:
-  your address of record has changed within the past 30 days
-  you are selling more than $50,000 worth of shares
- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or other than wire or ACH sent to the bank account of the registered owner(s)

A Medallion Signature Guarantee is not required for large redemptions (over $50,000) if:

Corporation --
-  account is in "good order"
-  corporate resolution is on file
-  proceeds wired to existing wire instructions on account

Individual --
-  account is in "good order"
-  current account balance is over $500,000
-  proceeds wired to existing wire instructions on account

WE REQUIRE MEDALLION SIGNATURE GUARANTEES IF:
-  you are requesting changes to your wire instructions
-  you are requesting a check redemption over $50,000

----------------------------------------------------------------
WHAT IS A MEDALLION SIGNATURE GUARANTEE?
A Medallion Signature Guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion Program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a Medallion Signature Guarantee on written redemption requests for more than $50,000. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

A NOTARY PUBLIC STAMP OR SEAL CANNOT BE SUBSTITUTED FOR A MEDALLION SIGNATURE GUARANTEE.
----------------------------------------------------------------

SELLER                                 REQUIREMENTS FOR WRITTEN REQUESTS
Owners of individual, joint, sole      - Letter of instruction
proprietorship, UGMA/UTMA, or general  - On the letter, the signatures and titles of all persons
partner accounts                         authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies
                                         are not accepted
                                       - MEDALLION SIGNATURE GUARANTEE, if applicable (see above
                                         for more details)
Owners of corporate or association     - Letter of instruction
accounts                               - Corporate resolution certified within the past 12 months
                                       - On the letter, the signatures and titles of all persons
                                         authorized to sign for the accounts, exactly as the
                                         account is registered, must be in original form, as
                                         photocopies are not accepted
                                       - MEDALLION SIGNATURE GUARANTEE, if applicable (see above
                                         for more details)
Owners or trustees of trust accounts   - Letter of instruction
                                       - On the letter, the signature of the trustee(s) must be in original form, as photocopies are not accepted
                                       - If the names of all trustees are not registered on the
                                         account, a copy of the trust document certified within the past 12 months
                                       - MEDALLION SIGNATURE GUARANTEE, if applicable (see above
                                         for more details)
Joint tenancy shareholders whose       - Letter of instruction signed by the surviving tenant must
co-tenants are deceased                  be in original form, as photocopies are not accepted
                                       - Certified copy of death certificate
                                       - MEDALLION SIGNATURE GUARANTEE, if applicable (see above
                                         for more details)
Executors of shareholder estates       - Letter of instruction signed by executor must be in
                                         original form, as photocopies are not accepted
                                       - Certified copy of order appointing executor
                                       - MEDALLION SIGNATURE GUARANTEE, if applicable (see above
                                         for more details)
IRA accounts                           - IRA distribution request form completed and signed. Call
                                         800 992-8151 for a form, or download from our website,
                                         www.astonfunds.com.
Administrators, conservators,          - Call 800 992-8151 for instructions
guardians and other sellers or         - MEDALLION SIGNATURE GUARANTEE, if applicable (see above
account types not listed above           for more details)

In addition to the situations described above, Aston Funds may require Medallion Signature Guarantees in other circumstances based on the amount of the redemption request or other factors.

OTHER FEATURES
The following other features are also available to buy and sell shares of the Funds.

WIRE. To purchase and sell shares via the Federal Reserve Wire System:
- You must authorize Aston Funds to honor wire instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
- To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

For accounts with existing wire instructions, wire redemptions may be placed over the phone. However, any changes made to existing wire instructions will only be accepted with a Medallion Signature Guaranteed letter of instruction.

AUTOMATED CLEARING HOUSE (ACH). To transfer money between your bank account and your Aston Funds account(s):
- You must authorize Aston Funds to honor ACH instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
- Most transfers are completed within three business days of your call. ACH purchases will receive the NAV calculated on the day the money is received.
- There is no fee to your account for this transaction and generally, no fee from your bank.

REDEMPTIONS IN KIND
The Funds have elected, under Rule 18f-1 under the Investment Company Act of 1940, as amended, to pay sales proceeds in cash up to $250,000 or 1% of each Fund's total value during any 90-day period for any one shareholder, whichever is less.

Larger redemptions may be detrimental to existing shareholders. While we intend to pay all sales proceeds in cash, we reserve the right to make higher payments to you in the form of certain marketable securities of a Fund. This is called a "redemption in kind." You may need to pay certain sales charges related to a redemption in kind, such as brokerage commissions, when you sell the securities. The redemption in kind is a taxable event for federal income tax purposes in the same manner as when sales proceeds are paid in cash.

INVOLUNTARY REDEMPTIONS  - CLASS S SHARES
To reduce expenses, we may sell your shares and close your fund position(s) if its value falls below $1,500 for any reason. We will give you 30 days notice before we sell your shares. This gives you an opportunity to purchase enough shares to raise the value of your fund position above $2,500 (the minimal initial investment for regular accounts) to avoid closing it out. We will not close out fund positions in IRAs, Education Savings Accounts, custodial accounts for minors, or Automatic Investment Plans.

INVOLUNTARY CONVERSION - CLASS I SHARES
To reduce expenses, we may transfer your account to a different class if the value falls below the minimum initial investment. Unless you did not meet the minimum initial investment, we will give you 30 days notice before we convert your shares. This gives you an opportunity to purchase enough shares to raise the value of your fund position above the minimum initial investment to avoid transferring your account to a different class. We will not convert fund positions where there is an approved "letter of intent." Redemption fees will not be assessed on involuntary conversions.

TRANSACTION POLICIES

CALCULATING SHARE PRICE
When you buy, exchange or sell shares, the net asset value (NAV) next determined is used to price your purchase or sale. The NAV for each share class of a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 p.m. Eastern Time (ET)) by dividing a class's net assets by the number of its shares outstanding. ABN AMRO Government Money Market, ABN AMRO Money Market, ABN AMRO Tax-Exempt Money Market and ABN AMRO Treasury Money Market Funds also calculate the NAV at 10:00 a.m. and 12:00 p.m. ET for its Class S Shares and at 10:00 a.m., 12:00 p.m. and 2:00 p.m. ET for its Class I shares. Currently, the Funds observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. Each Fund uses the amortized cost method to value its investments. Portfolio securities are valued at their purchase price and adjustments for discounts or premiums are reflected in their acquisition cost. The amortized cost method of valuation is designed to help a Fund maintain a constant price of $1.00 per share.

EXECUTION OF REQUESTS
Each Fund is open on each business day that the NYSE is open for trading (with the exception of Columbus Day and Veterans' Day, as noted above). The NYSE is not open on weekends or national holidays. Buy, exchange and sell requests are executed at the NAV next calculated after ABN AMRO Money Market Funds or an authorized broker or designee receives your mail, Internet or telephone request in "good order." Purchase orders and redemption requests for Class S shares of each Fund, except ABN AMRO Tax-Exempt Money Market Fund, must be received by 1 p.m. (ET) for same day processing. Purchase orders and redemption requests for Class I shares of each Fund, except ABN AMRO Tax Exempt Money Market Fund, must be received by the close of regular trading on the NYSE (typically 4 pm ET) for same day processing. Purchase orders and redemption requests for ABN AMRO Tax-Exempt Money Market Fund must be received by 12 p.m.
(ET) for same day processing. On days when fixed income markets close before the NYSE, the Funds may advance the time by which purchase, redemption or exchange orders must be received in order to receive same business day credit. On days when the Federal Reserve Cash Settlement System closes earlier than normal, this time may be accelerated. Sales proceeds are normally sent the next business day, but are always sent within seven days of receipt of a request in "good order." Brokers and their authorized designees are responsible for forwarding purchase orders and redemption requests to the Funds.

Shares of Aston Funds can also be purchased through broker-dealers, banks and trust departments that may charge you a transaction or other fee for their services. These fees are not charged if you purchase shares directly from Aston Funds.

A Fund may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

The Funds reserves the right to:
- refuse any purchase or exchange of shares if it could adversely affect a Fund or its operations
-  suspend the offering of Fund shares
- change the initial and additional investment minimums or waive these minimums for any investor
- delay sending you your sales proceeds for up to 15 days if you purchased shares by check. A minimum $20 charge will be assessed if any check used to purchase shares is returned
-  change, withdraw or waive various services, fees and account policies

CUSTOMER IDENTIFICATION PROGRAM
Federal law requires the Funds to obtain, verify and record identifying information for each investor who opens or reopens an account with Aston Funds. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Funds reserve the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Funds and their agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

MONEY MARKET TRADING
Your purchase will be processed at the net asset value calculated after your investment has been converted to federal funds. On days when the NYSE is open for trading and Federal banks are closed (currently, Columbus Day and Veterans'
Day), conversion into federal funds does not occur until the next business day. If you invest by check or a non-federal funds wire, you should allow one business day after receipt for conversion into federal funds. Checks must be made payable to "Aston Funds."

SHORT-TERM AND EXCESSIVE TRADING
The Funds are designed for liquidity needs and are not actively monitored for market timing. As a result, the Funds' Board of Trustees has determined that it would be appropriate for the Funds not to adopt policies and procedures with respect to frequent trading. Nevertheless, the Funds reserve the right to reject or limit any purchase, including exchange purchases, or to terminate or limit exchange privileges if it appears that the Funds are being used to facilitate short-term and excessive trading with other Aston Funds.

ACCOUNT POLICIES AND DIVIDENDS

ACCOUNT STATEMENTS
In general, you will receive quarterly account statements. In addition, you will also receive account statements:
- after every transaction that affects your account balance (except for dividend reinvestments, automatic investment plans or systematic withdrawal plans)
-  after any change of name or address of the registered owner(s)

The Funds may charge a fee for certain services, such as providing historical account documents.

MAILINGS TO SHAREHOLDERS
To help reduce Fund expenses and environmental waste, Aston Funds combines mailings for multiple accounts going to a single household by delivering Fund reports (annual and semi-annual reports, prospectuses, etc.) in a single envelope. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings with multiple copies of Fund reports, please call one of our Investor Services Associates at 800 992-8151.

DIVIDENDS
The Funds will declare dividends daily and pay dividends monthly and distribute net capital gains, if any, at least once a year, in December.

UNCASHED CHECKS
Checks should be cashed upon receipt, as interest will not be paid on uncashed checks. State escheat laws generally require the Trust to remit uncashed checks to the appropriate state after a specific period of time.

DIVIDEND REINVESTMENTS
Investors may have their dividends and distributions reinvested in additional shares of the same Fund. If you choose this option, or if you do not indicate a choice, your dividends will be automatically reinvested on the dividend payable date. You can also choose to have a check for your dividends mailed to you by choosing this option on your account application.

ADDITIONAL INVESTOR SERVICES


AUTOMATIC INVESTMENT PLAN
The Automatic Investment Plan for Class S shares allows you to set up a regular transfer of funds from your bank account to the Fund(s) of your choice. You determine the amount of your investment (minimum: $50 as long as you meet the account minimum), and you can terminate the program at any time. To take advantage of this feature, complete the appropriate sections of the account application.

ASTON FUNDS WEB SITE
The Funds maintain a Web site located at http://www.astonfunds.com. You can purchase, exchange and redeem shares, and access information such as your account balance and the Funds' NAVs through our Web site. Self-register online for account access at www.astonfunds.com. Your social security number or employer identification number, account number and other security validating information will be required for registration. You may also need to have bank account information, wire instructions, ACH instructions or other options established on your account.

Aston Funds has procedures in place to try to prevent unauthorized access to your account information. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions on our Web site.

RETIREMENT PLANS AND EDUCATION SAVINGS ACCOUNTS
Class S shares of the Funds offer a range of retirement plans, including Traditional, Roth, SIMPLE IRAs and SEP IRAs. Aston Funds also offers Education Savings Accounts, which allow you to save for qualified elementary, secondary and higher education costs. Using these plans, you can invest in any Aston Fund with a low minimum investment of $500. The annual maintenance fee for IRAs and Education Savings Accounts is $15 per account (not to exceed $30), but it is waived if you have $35,000 or more in assets. The fee is assessed every December for the current calendar year. To find out more, call Aston Funds at 800 992-8151.

DISTRIBUTION PLAN 12b-1 FEES (CLASS S SHARES ONLY)

To pay for the cost of promoting the Funds and servicing your shareholder account, the Class S shares of the Funds have adopted a Rule 12b-1 distribution plan. Under this plan, Class S shares of the Funds pay a fee at an annual fee of not more than 0.25% of each Fund's Class S shares' average daily net assets to the distributor for certain expenses associated with the distribution of Fund shares and other services. The Fee is accrued daily and payable monthly. Over time, these fees may increase the cost of your investment and may cost more than paying other types of sales charges.

In addition to distribution and service fees paid by the Funds, the Adviser may compensate intermediaries that distribute and/or service investors in the Funds for various services out of its own assets and not as an additional charge to the Funds. These additional payments, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and may create an added incentive for investment professionals to sell or recommend the Funds over other funds offered by competing fund families. The revenue sharing payments may differ for each fund within the Aston family of funds, including within the same intermediary, and across intermediaries.

In addition, representatives of the distributor may be compensated through Adviser incentive programs in a manner that favors one Aston fund or group of funds over another Aston fund.

SHAREHOLDER SERVICE FEE (CLASS S SHARES ONLY)

Class S shares of the Funds have adopted a shareholder servicing plan for the Class S shares of each Fund (the "Shareholder Servicing Plan"). Under the Shareholder Servicing Plan, Class S shares of the Funds pay a fee of up to 0.25% of the average daily net assets of the Class S shares. This fee is paid to the distributor to perform, or to compensate other service providers for performing, the following administrative services for shareholders: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; providing sweep services; and processing dividend payments.

It is possible that an intermediary may offer different classes of shares to its customers and differing services to the classes, and thus receive compensation with respect to different classes. Intermediaries also may charge separate fees to their customers.

COMPENSATION TO INTERMEDIARIES

In addition to service fees paid by Class I shares of the Funds, the Adviser may compensate intermediaries that distribute and/or service investors in the Funds for various services out of its own assets and not as an additional charge to the Funds. These additional payments, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and may create an added incentive for investment professionals to sell or recommend the Fund over other funds offered by competing fund families. The revenue sharing payments may differ for each fund within the Aston family of funds, including within the same intermediary, and across intermediaries.

In addition, representatives of the distributor may be compensated through Adviser incentive programs in a manner that favors one Aston fund or group of funds over another Aston fund.

Dividends, Distributions and Taxes

Typically, each Fund pays its shareholders dividends from its net investment income once a month, and distributes net capital gains, if any, once a year. The Funds do not anticipate that they will distribute any net capital gains to shareholders. Dividends and distributions are reinvested in additional Fund shares unless the investor instructs the Fund otherwise.

For federal income tax purposes, dividends and distributions are treated the same whether received in cash or reinvested in additional shares. Except with respect to the ABN AMRO Tax-Exempt Money Market Fund (discussed below), distributions of net investment income are taxable to you as ordinary income.

ABN AMRO Tax-Exempt Money Market Fund intends to pay its shareholders dividends that are exempt from regular federal income tax and are not included as a preference item under the federal alternative minimum tax. The Fund, however, may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax or that is subject to the federal alternative minimum tax. Income exempt from federal income tax may be subject to state and local taxes. Dividends paid by ABN AMRO Tax-Exempt Money Market Fund that are derived from capital gains, if any, will be subject to federal income tax.

Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received.

The Funds may be required to withhold U.S. federal income tax on all distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified (or when the Fund is notified) by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

Each investor's tax situation is unique. Investors should consult a tax professional about federal, state and local tax consequences.

Financial Highlights

These financial highlights tables are to help you understand the Funds' financial performance. The following schedules present financial highlights for one share of each Fund outstanding throughout the periods indicated. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements as of October 31, 2007 which have been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report, which is available upon request.

ABN AMRO GOVERNMENT MONEY MARKET FUND - CLASS S


                                                                Year       Year       Year       Year         Year
                                                               Ended      Ended      Ended      Ended        Ended
                                                              10/31/07   10/31/06   10/31/05   10/31/04     10/31/03
                                                              --------   --------   --------   --------     --------
Net Asset Value, Beginning of Period                          $   1.00   $   1.00   $   1.00   $   1.00   $       1.00
                                                              --------   --------   --------   --------   ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                         0.05       0.04       0.02       0.01           0.01
                                                              --------   --------   --------   --------   ------------
LESS DISTRIBUTIONS FROM:
    Net investment income                                        (0.05)     (0.04)     (0.02)     (0.01)         (0.01)
    Net realized gain on investment                                 --         --         --(a)       --            --
                                                              --------   --------   --------   --------   ------------
    Total distributions                                          (0.05)     (0.04)     (0.02)     (0.01)         (0.01)
                                                              --------   --------   --------   --------   ------------
Net Asset Value, End of Period                                $   1.00   $   1.00   $   1.00   $   1.00   $       1.00
                                                              ========   ========   ========   ========   ============
TOTAL RETURN                                                      4.72%      4.28%      2.26%      0.58%          0.65%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                           $73,613    $51,676    $31,621    $32,911        $41,768
Ratio of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser       0.62%      0.61%      0.62%      0.62%          0.62%
  After reimbursement and/or waiver of expenses by Adviser        0.62%      0.61%      0.62%      0.62%          0.62%
Ratio of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser       4.64%      4.23%      2.28%      0.59%          0.65%
  After reimbursement and/or waiver of expenses by Adviser        4.64%      4.23%      2.28%      0.59%          0.65%

------------------------

(a)Represent less than $0.005 per share.

ABN AMRO GOVERNMENT MONEY MARKET FUND - CLASS I


                                                                 Year           Year           Year        Year        Year
                                                                Ended          Ended          Ended       Ended       Ended
                                                               10/31/07       10/31/06       10/31/05    10/31/04    10/31/03
                                                               --------       --------       --------    --------    --------
Net Asset Value, Beginning of Period                           $   1.00       $   1.00       $   1.00    $   1.00    $   1.00
                                                               --------       --------       --------    --------    --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                          0.05           0.05           0.03        0.01        0.01
                                                               --------       --------       --------    --------    --------
  LESS DISTRIBUTIONS FROM:
    Net investment income                                         (0.05)         (0.05)         (0.03)      (0.01)      (0.01)
    Net realized gain on investment                                  --             --             --(a)       --          --
                                                               --------       --------       --------    --------    --------
    Total distributions                                           (0.05)         (0.05)         (0.03)      (0.01)      (0.01)
                                                               --------       --------       --------    --------    --------
Net Asset Value, End of Period                                 $   1.00       $   1.00       $   1.00    $   1.00    $   1.00
                                                               ========       ========       ========    ========    ========
TOTAL RETURN                                                       5.05%          4.62%          2.59%       0.91%       0.98%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                           $284,428       $448,693       $380,875    $459,475    $453,873
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser        0.30%          0.29%          0.30%       0.30%       0.29%
  After reimbursement and/or waiver of expenses by Adviser         0.30%          0.29%          0.30%       0.30%       0.29%
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser        4.96%          4.55%          2.60%       0.91%       0.98%
  After reimbursement and/or waiver of expenses by Adviser         4.96%          4.55%          2.60%       0.91%       0.98%

------------------------

(a)Represents less than $0.005 per share.

ABN AMRO MONEY MARKET FUND - CLASS S


                                                               Year          Year          Year          Year          Year
                                                              Ended         Ended         Ended         Ended         Ended
                                                             10/31/07      10/31/06      10/31/05      10/31/04      10/31/03
                                                             --------      --------      --------      --------      --------
Net Asset Value, Beginning of Period                         $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                             --------      --------      --------      --------      --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.05          0.04(a)       0.02          0.01          0.01
                                                             --------      --------      --------      --------      --------
  Less distributions from net investment income                 (0.05)        (0.04)        (0.02)        (0.01)        (0.01)
                                                             --------      --------      --------      --------      --------
Net Asset Value, End of Period                               $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                             ========      ========      ========      ========      ========
TOTAL RETURN                                                     4.69%         4.20%         2.20%         0.50%         0.55%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                         $272,733      $186,557      $171,508      $132,831      $132,233
Ratio of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser      0.86%         0.86%(b)      0.87%         0.86%         0.86%
  After reimbursement and/or waiver of expenses by Adviser       0.73%         0.73%(b)      0.73%         0.73%         0.73%
Ratio of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser      4.46%         3.99%         2.08%         0.37%         0.42%
  After reimbursement and/or waiver of expenses by Adviser       4.59%         4.12%         2.22%         0.50%         0.55%

------------------------

(a)The selected per share data was calculated using weighted average shares method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.005%, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

ABN AMRO MONEY MARKET FUND - CLASS I


                                                                Year           Year        Year        Year        Year
                                                               Ended          Ended       Ended       Ended       Ended
                                                              10/31/07       10/31/06    10/31/05    10/31/04    10/31/03
                                                              --------       --------    --------    --------    --------
Net Asset Value, Beginning of Period                          $   1.00       $   1.00    $   1.00    $   1.00    $   1.00
                                                              --------       --------    --------    --------    --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                           0.05           0.04(a)     0.03        0.01        0.01
                                                              --------       --------    --------    --------    --------
  Less distributions from net investment income                  (0.05)         (0.04)      (0.03)      (0.01)      (0.01)
                                                              --------       --------    --------    --------    --------
Net Asset Value, End of Period                                $   1.00       $   1.00    $   1.00    $   1.00    $   1.00
                                                              ========       ========    ========    ========    ========
TOTAL RETURN                                                      5.07%          4.57%       2.57%       0.87%       0.92%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                            $1,841         $1,325      $9,535      $4,821        $302
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                       0.50%          0.50%(b)     0.51%      0.50%       0.50%
  After reimbursement and/or waiver of expenses by Adviser        0.37%          0.37%(b)     0.37%      0.37%       0.37%
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser                                                       4.82%          4.35%       2.44%       0.73%       0.78%
  After reimbursement and/or waiver of expenses by Adviser        4.95%          4.48%       2.58%       0.86%       0.91%

------------------------

(a)The selected per share data was calculated using weighted average shares method for the period.

(b)Ratios of expenses to average net assets include interest expense of less than 0.005%, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

ABN AMRO TAX-EXEMPT MONEY MARKET FUND - CLASS S


                                                               Year          Year       Year          Year          Year
                                                              Ended         Ended      Ended         Ended         Ended
                                                             10/31/07      10/31/06   10/31/05      10/31/04      10/31/03
                                                             --------      --------   --------      --------      --------
Net Asset Value, Beginning of Period                         $   1.00      $   1.00   $   1.00      $   1.00      $   1.00
                                                             --------      --------   --------      --------      --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.03          0.03       0.02            --(b)         --(b)
                                                             --------      --------   --------      --------      --------
  Less distributions from net investment income                 (0.03)        (0.03)     (0.02)           --(b)         --(b)
                                                             --------      --------   --------      --------      --------
Net Asset Value, End of Period                               $   1.00      $   1.00   $   1.00      $   1.00      $   1.00
                                                             ========      ========   ========      ========      ========
TOTAL RETURN                                                     3.06%         2.72%      1.57%         0.49%         0.47%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                          $59,739       $24,314    $18,188       $27,230       $21,116
Ratio of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser      0.73%(a)      0.72%(a)     0.71%       0.71%         0.71%
  After reimbursement and/or waiver of expenses by Adviser       0.58%(a)      0.59%(a)     0.58%       0.58%         0.58%
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser      2.88%         2.53%      1.43%         0.36%         0.34%
  After reimbursement and/or waiver of expenses by Adviser       3.02%         2.66%      1.56%         0.49%         0.47%

------------------------

(a)Ratios of expenses to average net assets include interest expense of 0.01% and 0.01% for the years ended October 31, 2007 and October 31, 2006, respectively, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

(b)Represents less than $0.005 per share.

ABN AMRO TAX-EXEMPT MONEY MARKET FUND - CLASS I


                                                                 Year           Year        Year        Year        Year
                                                                Ended          Ended       Ended       Ended       Ended
                                                               10/31/07       10/31/06    10/31/05    10/31/04    10/31/03
                                                               --------       --------    --------    --------    --------
Net Asset Value, Beginning of Period                           $   1.00       $   1.00    $   1.00    $   1.00    $   1.00
                                                               --------       --------    --------    --------    --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                            0.03           0.03        0.02        0.01        0.01
                                                               --------       --------    --------    --------    --------
  Less distributions from net investment income                   (0.03)         (0.03)      (0.02)      (0.01)      (0.01)
                                                               --------       --------    --------    --------    --------
Net Asset Value, End of Period                                 $   1.00       $   1.00    $   1.00    $   1.00    $   1.00
                                                               ========       ========    ========    ========    ========
TOTAL RETURN                                                       3.32%          2.98%       1.83%       0.74%       0.72%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                           $201,167       $225,482    $260,210    $262,587    $274,759
Ratio of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser        0.48%(a)       0.47%(a)     0.46%      0.46%       0.46%
  After reimbursement and/or waiver of expenses by Adviser         0.33%(a)       0.34%(a)     0.33%      0.33%       0.33%
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser        3.13%          2.78%       1.68%       0.61%       0.59%
  After reimbursement and/or waiver of expenses by Adviser         3.27%          2.91%       1.81%       0.74%       0.72%

------------------------

(a)Ratios of expenses to average net assets include interest expense of 0.01% and 0.01% for the years ended October 31, 2007 and October 31, 2006, respectively, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit.

ABN AMRO TREASURY MONEY MARKET FUND - CLASS S


                                                               Year          Year          Year          Year       Year
                                                              Ended         Ended         Ended         Ended      Ended
                                                             10/31/07      10/31/06      10/31/05      10/31/04   10/31/03
                                                             --------      --------      --------      --------   --------
Net Asset Value, Beginning of Period                         $   1.00      $   1.00      $   1.00      $   1.00   $   1.00
                                                             --------      --------      --------      --------   --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                        0.04          0.04          0.02            --(a)     0.01
                                                             --------      --------      --------      --------   --------
  LESS DISTRIBUTIONS FROM:
    Net investment income                                       (0.04)        (0.04)        (0.02)           --(a)    (0.01)
    Net realized gain on investment                                --            --(a)         --(a)         --         --
                                                             --------      --------      --------      --------   --------
    Total distributions                                         (0.04)        (0.04)        (0.02)           --      (0.01)
                                                             --------      --------      --------      --------   --------
Net Asset Value, End of Period                               $   1.00      $   1.00      $   1.00      $   1.00   $   1.00
                                                             ========      ========      ========      ========   ========
TOTAL RETURN                                                     4.58%         4.20%         2.16%         0.50%      0.60%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                          $11,171        $6,049        $5,197        $7,154    $35,441
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser      0.83%         0.74%         0.73%         0.71%      0.71%
  After reimbursement and/or waiver of expenses by Adviser       0.61%         0.61%         0.61%         0.61%      0.61%
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser      4.33%         3.99%         1.92%         0.38%      0.49%
  After reimbursement and/or waiver of expenses by Adviser       4.55%         4.12%         2.04%         0.48%      0.59%

------------------------
(a)Represents less than $0.005 per share.

ABN AMRO TREASURY MONEY MARKET FUND - CLASS I


                                                                 Year           Year           Year        Year        Year
                                                                Ended          Ended          Ended       Ended       Ended
                                                               10/31/07       10/31/06       10/31/05    10/31/04    10/31/03
                                                               --------       --------       --------    --------    --------
Net Asset Value, Beginning of Period                           $   1.00       $   1.00       $   1.00    $   1.00    $   1.00
                                                               --------       --------       --------    --------    --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                          0.05           0.04           0.02        0.01        0.01
  LESS DISTRIBUTIONS FROM:
    Net investment income                                         (0.05)         (0.04)         (0.02)      (0.01)      (0.01)
    Net realized gain on investments                                 --             --(a)          --(a)       --          --
                                                               --------       --------       --------    --------    --------
    Total distributions                                           (0.05)         (0.04)         (0.02)      (0.01)      (0.01)
                                                               --------       --------       --------    --------    --------
Net Asset Value, End of Period                                 $   1.00       $   1.00       $   1.00    $   1.00    $   1.00
                                                               ========       ========       ========    ========    ========
TOTAL RETURN                                                       4.84%          4.46%          2.41%       0.75%       0.85%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                            $53,320       $145,229       $178,796    $308,172    $370,304
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser        0.58%          0.49%          0.48%       0.46%       0.46%
  After reimbursement and/or waiver of expenses by Adviser         0.36%          0.36%          0.36%       0.36%       0.36%
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser        4.58%          4.24%          2.17%       0.63%       0.74%
  After reimbursement and/or waiver of expenses by Adviser         4.80%          4.37%          2.29%       0.73%       0.84%

------------------------
(a)Represents less than $0.005 per share.

General Information

If you wish to know more about Aston Funds, you will find additional information in the following documents:

SHAREHOLDER REPORTS

You will receive an unaudited semi-annual report dated April 30 and an annual report dated October 31 which is audited by an independent registered public accounting firm.

STATEMENT OF ADDITIONAL INFORMATION

The SAI, which is incorporated into this prospectus by reference and dated February 29, 2008, as amended from time to time, is available to you without charge and can be mailed to you upon request. It contains more detailed information about the Funds.

HOW TO OBTAIN REPORTS


CONTACTING ASTON FUNDS
You can get free copies of the reports and SAI, request other information and get answers to your questions about the Funds by contacting:

Address:    Aston Funds
            P.O. Box 9765
            Providence, RI 02940
Phone:      Shareholder Services &         800 992-8151
            Fund Literature
            Investment Advisor Services    800 597-9704
Web site:   www.astonfunds.com

OBTAINING INFORMATION FROM THE SEC
You can visit the EDGAR Database on the Security and Exchange Commission's ("SEC") Web site at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Funds at the SEC's Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, you can call the SEC at 202 942-8090. Also, you can obtain copies of this information after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington D.C. 20549-0102.

Investment Company Act File Number: 811-8004

(ASTON FUNDS LOGO)

                                   ASTON FUNDS

                                 CLASS N SHARES

                       Aston/Montag & Caldwell Growth Fund
                           Aston/ABN AMRO Growth Fund
                        Aston/Veredus Select Growth Fund
                    Aston/Optimum Large Cap Opportunity Fund
                            Aston/TAMRO All Cap Fund
                                Aston Value Fund
                   Aston/River Road Dynamic Equity Income Fund
                           Aston/Optimum Mid Cap Fund
                       Aston/River Road Small-Mid Cap Fund
                      Aston/Veredus Aggressive Growth Fund
                           Aston/TAMRO Small Cap Fund
                     Aston/River Road Small Cap Value Fund*
                         Aston/ABN AMRO Real Estate Fund
                          Aston/Veredus SciTech Fund**
                     Aston/ABN AMRO Global Real Estate Fund
                      Aston/Montag & Caldwell Balanced Fund
                               Aston Balanced Fund
                           Aston/TCH Fixed Income Fund
                      Aston/TCH Investment Grade Bond Fund
                       Aston/McDonnell Municipal Bond Fund
                    Aston/ABN AMRO Investor Money Market Fund

                                 CLASS R SHARES

                       Aston/Montag & Caldwell Growth Fund
                           Aston/ABN AMRO Growth Fund

                                 CLASS Y SHARES

                 ABN AMRO Institutional Prime Money Market Fund

                                 CLASS I SHARES

                          Montag & Caldwell Growth Fund
                           Aston/ABN AMRO Growth Fund
                        Aston/Veredus Select Growth Fund
                                Aston Value Fund
                   Aston/River Road Dynamic Equity Income Fund
                           Aston/Optimum Mid Cap Fund
                       Aston/River Road Small-Mid Cap Fund
                      Aston/Veredus Aggressive Growth Fund
                           Aston/TAMRO Small Cap Fund
                     Aston/River Road Small Cap Value Fund*
                         Aston/ABN AMRO Real Estate Fund
                        Aston/Neptune International Fund
                         Montag & Caldwell Balanced Fund
                           Aston/TCH Fixed Income Fund
                      Aston/TCH Investment Grade Bond Fund
                      ABN AMRO Government Money Market Fund
                           ABN AMRO Money Market Fund
                      ABN AMRO Tax-Exempt Money Market Fund
                       ABN AMRO Treasury Money Market Fund

                                 CLASS S SHARES

                      ABN AMRO Government Money Market Fund
                           ABN AMRO Money Market Fund
                      ABN AMRO Tax-Exempt Money Market Fund
                       ABN AMRO Treasury Money Market Fund

                                 CLASS YS SHARES

                 ABN AMRO Institutional Prime Money Market Fund

                  (Each a "Fund" and collectively, the "Funds")

           * The Aston/River Road Small Cap Value Fund will not accept investments from new investors until further notice.

     ** The Aston/Veredus SciTech Fund is closed to investments from new or existing investors. It is expected that the Fund will be liquidated on or about March 31, 2008.

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 29, 2008

         This statement of additional information dated February 29, 2008 ("SAI") provides supplementary information pertaining to shares representing interests in twenty-seven of the thirty-five currently available investment portfolios of Aston Funds, formerly known as ABN AMRO Funds (the "Trust").

         This statement of additional information is not a prospectus and should be read only in conjunction with each Fund's current Prospectus dated February 29, 2008, as amended or supplemented from time to time. No investment in any of the Funds should be made without first reading the appropriate prospectus.

         The audited financial statements for the fiscal year ended October 31, 2007 for the Funds are incorporated herein by reference to the Funds' Annual Reports as filed with the Securities and Exchange Commission ("SEC"). This SAI is incorporated by reference to the Prospectuses.

         You may obtain a prospectus, annual report or semi-annual report, when available, at no charge by contacting the Trust at ASTON FUNDS, P.O. BOX 9765, PROVIDENCE, RI 02940 OR 800-992-8151 or by downloading such information from www.astonfunds.com. The website does not form a part of the prospectus or SAI.

                                TABLE OF CONTENTS

                                                                                                                    PAGE
THE FUNDS......................................................................................................       1

INVESTMENT OBJECTIVES, STRATEGIES AND RISK CONSIDERATIONS......................................................       1

INVESTMENT RESTRICTIONS........................................................................................      32

NON-FUNDAMENTAL INVESTMENT POLICIES ...........................................................................      36

TRUSTEES AND OFFICERS OF THE TRUST.............................................................................      38

PROXY VOTING POLICIES AND PROCEDURES...........................................................................      42

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............................................................      43

INVESTMENT ADVISORY AND OTHER SERVICES.........................................................................      56

         The Investment Advisers...............................................................................      56
         The Subadvisers.......................................................................................      65
         The Administrator.....................................................................................      92
         The Subadministrator..................................................................................      95
         Subadministration Fees................................................................................      95
         The Underwriter.......................................................................................      95
         The Distribution Plan.................................................................................      95
         Shareholder Servicing Plan............................................................................      99
         Redemption Fees.......................................................................................     100
         Custodian.............................................................................................     100
         Transfer Agent and Dividend Paying Agent..............................................................     101
         Counsel and Independent Registered Public Accounting Firm.............................................     101

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS...............................................................     101

DISCLOSURE OF PORTFOLIO HOLDINGS...............................................................................     109

DESCRIPTION OF SHARES..........................................................................................     111

NET ASSET VALUE................................................................................................     114

REDEMPTIONS-IN-KIND............................................................................................     116

FEDERAL INCOME TAXES...........................................................................................     116

PERFORMANCE INFORMATION........................................................................................     125

FINANCIAL STATEMENTS...........................................................................................     126

OTHER INFORMATION..............................................................................................     126

APPENDIX A.....................................................................................................     A-1

APPENDIX B.....................................................................................................     B-1

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUSES IN CONNECTION WITH THE OFFERINGS MADE BY THE PROSPECTUSES. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THE PROSPECTUSES DO NOT CONSTITUTE AN OFFERING BY THE TRUST OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    THE FUNDS

         Aston Funds (the "Trust"), 120 N. LaSalle Street, 25th Floor, Chicago, Illinois 60602, is an open-end management investment company. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"), except Aston/ABN AMRO Real Estate Fund and Aston/ABN AMRO Global Real Estate Fund, which are classified as non-diversified. Each Fund is a series of the Trust, which was formed as a Delaware statutory trust on September 10, 1993. Prior to December 1, 2006, the Trust was known as the "ABN AMRO Funds." The Aston/ABN AMRO High Yield Bond Fund was liquidated on July 25, 2007 and the Aston/Resolution Global Equity Fund was liquidated on February 21, 2008. It is expected the Aston/Veredus SciTech Fund will be liquidated on or about March 31, 2008.

         The Aston/ABN AMRO Investor Money Market Fund, ABN AMRO Government Money Market Fund, ABN AMRO Money Market Fund, ABN AMRO Tax-Exempt Money Market Fund, ABN AMRO Treasury Money Market Fund and ABN AMRO Institutional Prime Money Market Fund are referred to collectively herein as the "ABN AMRO Money Market Funds."

         INVESTMENT OBJECTIVES, STRATEGIES AND RISK CONSIDERATIONS

         The following supplements the information contained in each prospectus concerning the investment objectives, strategies and risks of investing in the Funds. Except as otherwise stated below or in the applicable prospectus, a Fund may invest in the portfolio investments included in this section. The investment practices described below, except as further set forth in "Investment Restrictions" are not fundamental and may be changed by the Board of Trustees without the approval of shareholders.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"), CONTINENTAL DEPOSITARY RECEIPTS ("CDRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")

         ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interest in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interest in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market. EDRs are designed for trading in European Securities Markets and GDRs are designed for trading in non-U.S. securities markets. Generally, depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES

         Asset-backed securities are securities backed by installment contracts, credit card and other receivables or other financial type assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets underlying securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments. An asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities. Falling interest rates generally result in an increase in the rate of prepayments while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security.

BELOW INVESTMENT-GRADE (HIGH YIELD) DEBT SECURITIES

         Fixed income securities rated Ba or lower by Moody's Investor Service ("Moody's") or BB or lower by Standard & Poor's ("S&P"), frequently referred to as "junk bonds," are considered to be of poor standing and predominantly speculative. They generally offer higher yields than higher rated bonds. Such securities are subject to a substantial degree of credit risk. Such medium- and low-grade bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Additionally, high-yield bonds are often issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect a Fund's net asset value per share.

         In the past, the high yields from low-grade bonds have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect a Fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on high-yield bonds in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing.

         The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low- and medium-rated bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve valuation difficulties. Trading in the secondary market for high-yield bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment-grade corporate bonds. There are fewer securities dealers in the high-yield market, and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, high-yield bond prices may become more volatile.

         LOWER-RATED SECURITIES MARKET - An economic downturn or increase in interest rates is likely to have an adverse effect on the lower-rated securities market generally (resulting in more defaults) and on the value of lower-rated securities contained in the portfolios of a Fund which holds these securities.

         SENSITIVITY TO ECONOMIC AND INTEREST RATE CHANGES - The economy and interest rates can affect lower-rated securities differently from other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals or to obtain additional financing. If the issuer of a lower-rated security defaulted, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities and a Fund's net asset values.

         LIQUIDITY AND VALUATION - To the extent that an established secondary market does not exist and a particular obligation is thinly traded, the obligation's fair value may be difficult to determine because of the absence of reliable, objective data. As a result, a Fund's valuation of the obligation and the price it could obtain upon its disposition could differ.

         CREDIT RATINGS - The credit ratings of Moody's and S&P are evaluations of the safety of principal and interest payments of lower-rated securities. There is a risk that credit rating agencies may fail to timely change the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, the investment adviser or subadviser also performs its own analysis of issuers in selecting investments for a Fund. The investment adviser or subadviser's analysis of issuers may include, among other things, historic and current financial condition, current and anticipated cash flow and borrowing strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations.

         YIELDS AND RATINGS - The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

         While any investment carries some risk, certain risks associated with lower-rated securities are different from those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund's net asset value per share.

BORROWING

         A Fund may not borrow money or issue senior securities, except as described in this paragraph or as described in "Investment Restrictions." Any policy under "Investment Restrictions" which contradicts policies described in this paragraph governs that applicable Fund's policy on borrowing. A Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets. A Fund may not mortgage, pledge or hypothecate any assets, except that each Fund may do so in connection with borrowings for temporary purposes in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of a Fund. A Fund may also borrow money for extraordinary purposes or to facilitate redemptions in amounts up to 25% of the value of total assets. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets. A Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays) or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

CASH LIQUIDATION FOR REDEMPTION

         The Aston/Veredus Aggressive Growth Fund may participate in a program with ReFlow Fund LLC ("ReFlow"), which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund's net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales or when the shares have been outstanding for the holding limit of 28 days, whichever comes first. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.

         The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund's short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"), REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS") AND MULTI-CLASS PASS-THROUGHS

         CMOs and REMICs are debt instruments issued by special-purpose entities which are secured by pools or mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. CMOs, REMICs and multi-class pass-through securities (collectively, CMOs unless the context indicates otherwise) may be issued by agencies or instrumentalities of the U.S. government or by private organizations.

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate tranche and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

         One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These adjustable-rate tranches, known as "floating-rate CMOs," will be considered adjustable-rate mortgage securities

("ARMs") by a Fund. Floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages; to date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate thereon. These caps, similar to the caps on adjustable-rate mortgages, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is geared.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMIC in which a Fund may invest include mortgages backed by Ginnie Mae certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.

         Yields on privately issued CMOs as described above have been historically higher than the yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. These Funds will not invest in subordinated privately issued CMOs.

         RESETS - The interest rates paid on the ARMs and CMOs in which these Funds may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include: the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the six-month Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-, three- or six-month or one-year LIBOR, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

         CAPS AND FLOORS - The underlying mortgages which collateralize the ARMs and CMOs in which these Funds may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

CONVERTIBLE SECURITIES

         Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

DERIVATIVE INVESTMENTS

         The term "derivatives" has been used to identify a range and variety of financial instruments. In general, a derivative is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. As is the case with other types of investments, a Fund's derivative instruments may entail various types and degrees of risk, depending upon the characteristics of the derivative instrument and a Fund's overall portfolio.

         Each Fund may use derivative instruments for hedging purposes, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in a Fund's prospectus. No Fund will engage in derivative investments purely for speculative purposes. A Fund will invest in one or more derivatives only to the extent that the instrument under consideration is judged by an investment adviser or subadviser to be consistent with a Fund's overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to a Fund's other portfolio investments.

         Where not specified, investment limitations with respect to a Fund's derivative instruments will be consistent with such Fund's existing percentage limitations with respect to its overall investment policies and restrictions. The types of derivative securities in which certain Funds are permitted to invest include, but are not limited to, forward commitments, foreign currency contracts, futures contracts, options, and swap agreements. Their respective policies and risks are described in this section. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

         The Aston/TCH Fixed Income Fund, Aston/TCH Investment Grade Bond and the income portion of Aston Balanced Fund may use derivatives for hedging purposes and to seek total return. Derivatives used by these Funds consist primarily of futures contracts, interest rate swaps and credit default swaps. Derivatives may also be used to seek exposure to asset classes in which the Funds are authorized to invest. For example, derivatives may provide exposure to specific credits that are not available in the cash markets, or may provide more efficient access to such credits. Derivatives will not be used to seek exposure to asset classes that those Funds may not invest directly and will not be used for leverage purposes. The net notional (or market exposure) of derivatives instruments will not exceed the net assets of a Fund.

DOLLAR ROLLS

         Dollar roll transactions consist of the sale of mortgage-backed securities to a bank or broker-dealer, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions that constitute the dollar roll can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. A Fund will segregate cash or liquid securities in an amount at least equal to the dollar roll transaction. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

         If the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the security may be restricted. Also, the value of the security may change adversely over the term of the dollar roll, such that the security that a Fund is required to repurchase may be worth less than the security that a Fund originally held.

EQUITY SECURITIES

         Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Funds cannot predict the income they will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value may increase with the value of the issuer's business. The following describes various types of equity securities in which the Funds invest.

         COMMON STOCKS

         Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings may influence the value of its common stock.

         PREFERRED STOCKS

         Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may treat such redeemable preferred stock as a fixed income security.

         WARRANTS AND RIGHTS

         Warrants give a Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). A Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security.

         Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED INCOME SECURITIES

         Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

         A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

         The following describes various types of fixed income securities in which a Fund may invest.

         TREASURY SECURITIES

         Treasury securities are direct obligations of the federal government of the U.S. Treasury securities are generally regarded as having the lowest credit risks.

         AGENCY SECURITIES

         Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (a "GSE") acting under federal authority. The U.S. supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

         The Funds treat mortgage-backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage-backed securities.

         CORPORATE DEBT SECURITIES

         Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

         In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

         COMMERCIAL PAPER

         Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The commercial paper in which Aston/TCH Investment Grade Bond Fund invests will be rated A-1 by S&P, P-1 by Moody's or F-1 by Fitch Ratings. Subject to each Fund's limit on investing in illiquid securities, the money market funds may invest, without limit, in commercial paper issued in reliance upon the "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

         DEMAND INSTRUMENTS

         Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

         POOLED VEHICLES

         The Funds may invest in debt securities indirectly through pooled products typically organized as trust structures (e.g., TRAINS and TRACERS) and typically sold pursuant to Rule 144A under the 1933

Act. TRAINS, TRACERS and similar products contain a basket of debt securities that are designed to provide broad credit exposure in a single product. The Funds will incur transaction costs associated with such products and may be subject to credit risk of the sponsoring entity.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         Many international equity securities in which a Fund may invest will be traded in foreign currencies. These Funds may engage in certain foreign currency transactions, such as forward foreign currency exchange contracts, to guard against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of particular foreign currencies. In addition, a Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A Fund may use such investments for hedging purposes only. A Fund will not engage in such investments purely for speculative purposes.

         A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from a Fund's investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. In the case of a forward foreign currency exchange contract, a Fund will segregate cash or liquid securities at least in an amount equal to its obligation under the contract. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

         A Fund may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's investment adviser or subadviser. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

FOREIGN SECURITIES

         Foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks may include costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity of securities, less government supervision and regulations of securities markets, future adverse political and economic developments, the possible imposition of withholding taxes on interest, dividends or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those with respect to domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Government regulation in many of the countries of interest to a Fund may limit the extent of a Fund's investments in companies in those countries. Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements of portfolio securities. Certain markets may require payment for securities before delivery. A Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Some countries restrict the extent to which foreigners may invest in their securities markets.

         Investments in securities of foreign issuers are frequently denominated in foreign currencies (including the Euro and other multinational currency units) and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in emerging markets, including Latin American and Asian markets. This may limit a Fund's ability to effectively hedge its investments in such markets if it chooses to do so.

         Securities of issuers located in countries with developing securities markets pose greater liquidity risks and other risks than securities of issuers located in developed countries and traded in more established markets. Low liquidity in markets may adversely affect a Fund's ability to buy and sell securities and cause increased volatility. Developing countries may at various times have less stable political environments than more developed nations. Changes of control may adversely affect the pricing of securities from time to time. Some developing countries may afford only limited opportunities for investing. In certain developing countries, a Fund may be able to invest solely or primarily through ADRs or similar securities and government approved investment vehicles, including closed-end investment companies.

         The settlement systems in certain emerging markets, including Asian and Eastern European countries such as Russia, are less developed than in more established markets. As a result, there may be a risk that settlement may be delayed and that cash or securities of a Fund may be in jeopardy because of failures or of defects in the systems used. In particular, market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by the executing broker or bank might result in a loss to a Fund investing in emerging market securities.

         In making investment decisions for a Fund, an investment adviser or subadviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country's financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country's laws and regulations regarding the safekeeping, maintenance and recovery of invested assets; the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments ("country risks"). Of course, an investment adviser's or subadviser's decisions regarding these risks may not be correct or may prove to be unwise and any losses resulting from investing in foreign countries will be borne by the Fund.

         Holding Fund assets in foreign countries presents additional risks including, but not limited to, the risks that a particular foreign custodian or depositary will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets. A Fund may be precluded from investing in certain foreign countries until such time as adequate custodial arrangements can be established.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

         A Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, a Fund may dispose of such securities prior to settlement if its investment adviser or subadviser deems it appropriate to do so.

         A Fund may dispose of or re-negotiate a when-issued or forward commitment after entering into these transactions. A Fund will normally realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

         When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, a Fund will segregate cash or liquid securities having a value (determined daily) at least equal to the amount of a Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, a Fund will segregate the portfolio securities while the commitment is outstanding. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

         These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

         Aston/TCH Investment Grade Bond Fund does not intend to engage in when-issued and delayed delivery transactions that would cause the segregation of more than 20% of the value of its total assets.

FUTURES CONTRACTS

         Futures contracts are generally considered to be derivative securities. Each Fund may engage in such practices for hedging purposes or to maintain liquidity or as otherwise provided in a Fund's prospectus. The Trust has claimed exclusion from the definition of the term "commodity pool operator" adopted by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets, on behalf of the Funds. Therefore, the Trust is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked- to- market value of the contract fluctuates.

         At maturity, a futures contract obligates a Fund to take or make delivery of certain securities or the cash value of a securities index. A Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

         Some gains derived by a Fund from the use of such instruments will be treated as a combination of short-term and long-term capital gains and, if not offset by realized capital losses incurred by a Fund, will be distributed to shareholders and will be taxable to shareholders as a combination of ordinary income and long-term capital gain.

         A Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that a Fund intends to purchase. Similarly, if the market is expected to decline, a Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with a Fund's position in a futures contract or option thereon, a Fund will segregate cash or liquid securities or will otherwise cover its position in accordance with applicable requirements of the SEC. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

         A Fund may enter into a contract for the purchase or sale for future delivery of securities, including index contracts. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

         A Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in security prices or interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to a Fund would increase at approximately the same rate, thereby keeping the net asset value of a Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and a Fund could then buy debt securities on the cash market.

         A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

         With respect to options on futures contracts, when a Fund is temporarily not fully invested, it may purchase a call option on a futures contract to hedge against a market advance. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance.

         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the value of a Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency, which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that a Fund intends to purchase.

         Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

         If a put or call option which a Fund has written is exercised, that Fund may incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates and interest rates decrease instead, that Fund would lose part or all of the benefit of the increased value, which it has because it would have offsetting losses in its futures position. In addition, in such situations, if a Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Options on securities, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in or the prices of foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Fund could incur losses as a result of those changes.

         Further, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

ILLIQUID SECURITIES

         A Fund may invest up to 15% (10% for the money market funds) of its net assets in securities that are illiquid. Securities are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at approximately the price at which a Fund values the security. Illiquid securities will generally include but are not limited to: insurance funding agreements, repurchase agreements and time deposits with notice/termination dates in excess of seven days; unlisted over-the-counter options; swap agreements, interest rate caps, floors and collars; and certain securities which are subject to trading restrictions because they are not registered under the 1933 Act. Foreign securities that are restricted as to resale in the U.S., but are freely tradable in their local market, are not considered illiquid.

INSURANCE FUNDING AGREEMENTS

         An insurance funding agreement is an agreement that requires the fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Fund for a set period. Funding agreements have put provisions that allow the owner of a funding agreement to receive back its investment in a specified number of days. A Fund may invest in funding agreements issued by insurance companies that meet quality and credit standards established by the Adviser. Funding agreements are not insured or backed by a government agency - they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, there normally is no active secondary market for funding agreements. This means that it may be difficult to sell funding agreements at an appropriate price and therefore funding agreements normally are treated as illiquid securities.

INVESTMENT COMPANY SHARES

         Investments by the Funds in other investment companies, including closed-end funds and exchange-traded funds ("ETFs"), will be subject to the limitations of the 1940 Act, the rules and regulations thereunder and in certain circumstances SEC exemptive orders. By investing in securities of an investment company, Fund shareholders will indirectly bear the fees of that investment company in addition to a Fund's own fees and expenses. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions of those orders. Pursuant to SEC rules, the Funds may invest in shares of affiliated and unaffiliated money market funds. To the extent that a Fund is permitted to invest in shares of an Aston Funds money market fund for cash management purposes, the investment adviser or subadviser waives management fees with respect to Fund assets invested therein.

MONEY MARKET INSTRUMENTS

         Money market instruments include but are not limited to the following: short-term corporate obligations, Certificates of Deposit ("CDs"), Eurodollar Certificates of Deposit ("Euro CDs"), Yankee Certificates of Deposit ("Yankee CDs"), foreign bankers' acceptances, foreign commercial paper, letter of credit-backed commercial paper, time deposits, loan participations ("LPs"), variable- and floating-rate instruments and master demand notes. The ABN AMRO Institutional Money Market Fund may also invest in insurance funding agreements. Bank obligations may include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return, issued for a definite period of time by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank that is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

         Domestic and foreign banks are subject to extensive but different government regulations, which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

         Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the investment adviser or subadviser believes that the credit risk with respect to the investment is minimal.

         Euro CDs, Yankee CDs and foreign bankers' acceptances involve risks that are different from investments in securities of U.S. banks. The major risk, which is sometimes referred to as "sovereign risk," pertains to possible future unfavorable political and economic developments, possible withholding taxes, seizures of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. Investment in foreign commercial paper also involves risks that are different from investments in securities of commercial paper issued by U.S. companies. Non-U.S. securities markets generally are not as developed or efficient as those in the U.S. Such securities may be less liquid and more volatile than securities of comparable U.S. corporations. Non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, there may be less public information available about foreign banks, their branches and other issuers.

         Time deposits usually trade at a premium over Treasuries of the same maturity. Investors regard such deposits as carrying some credit risk, which Treasuries do not. Also, investors regard time deposits as being sufficiently less liquid than Treasuries; hence, investors demand some extra yield for buying time deposits rather than Treasuries.

         Commercial paper may include variable- and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable- and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable- and floating-rate obligations with the demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable- or floating-rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable- and floating-rate instruments could reduce portfolio liquidity.

         BANKERS' ACCEPTANCES - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

         COMMERCIAL PAPER - Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

         EURODOLLAR CERTIFICATES OF DEPOSIT - A Euro CD is a receipt from a bank for funds deposited at that bank for a specific period of time at some specific rate of return and denominated in U.S. dollars. It is the liability of a U.S. bank branch or foreign bank located outside the U.S. Almost all Euro CDs are issued in London.

         FOREIGN BANKERS' ACCEPTANCES - A money market Fund's purchases are limited by the quality standards of Rule 2a-7 under the 1940 Act. Foreign bankers' acceptances are short-term (270 days or less), non-interest-bearing notes sold at a discount and redeemed by the accepting foreign bank at maturity for full face value and denominated in U.S. dollars. Foreign bankers' acceptances are the obligations of the foreign bank involved to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.

         FOREIGN COMMERCIAL PAPER - A money market Fund's purchases are limited by the quality standards of Rule 2a-7 under the 1940 Act. Foreign commercial paper consists of short-term unsecured promissory notes denominated in U.S. dollars, issued directly by a foreign firm in the U.S. or issued by a "domestic shell" subsidiary of a foreign firm established to raise dollars for the firm's operations abroad or for its U.S. subsidiary. Like commercial paper issued by U.S. companies, foreign commercial paper is rated by the rating agencies (Moody's or S&P) as to the issuer's creditworthiness. Foreign commercial paper can potentially provide the investor with a greater yield than domestic commercial paper.

         LOAN PARTICIPATIONS - LPs are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through an LP than with commercial paper and can also increase the company's name recognition in the capital markets. LPs often generate greater yield than commercial paper. The investor in a loan participation has a dual credit risk to both the borrower and also the selling bank. The second risk arises because it is the selling bank that collects interest and principal and sends it to the investor.

         The borrower of the underlying loan will be deemed to be the issuer except to the extent a Fund derives its rights from the intermediary bank that sold the LPs. Because LPs are undivided interests in a loan made by the issuing bank, a Fund may not have the right to proceed against the LP borrower without the consent of other holders of the LPs. In addition, LPs will be treated as illiquid if, in the judgment of an investment adviser or subadviser, they cannot be sold within seven days.

         VARIABLE- AND FLOATING-RATE INSTRUMENTS AND RELATED RISKS - With respect to the variable- and floating-rate instruments that may be acquired by a Fund, an investment adviser or subadviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status with respect to the ability of the issuer to meet its obligation to make payment on demand. Where necessary to ensure that a variable- or floating-rate instrument meets a Fund's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

         Because variable- and floating-rate instruments are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded. There is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

         The same credit research must be done for master demand notes as in accepted names for potential commercial paper issuers to reduce the chances of a borrower getting into serious financial difficulties.

         The money market funds may invest in derivatives, specifically high quality floating rate instruments which reset off the following money market indices: U.S. Treasury Bills, Fed Funds, Prime and LIBOR.

         STRIPS - Separately traded interest and principal securities ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. An investment adviser or subadviser will purchase only STRIPS that it determines are liquid or, if illiquid, that do not violate a Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, the Investment Adviser or Subadviser will purchase for money market funds only STRIPS that have a remaining maturity of 397 days or less. While there is no limitation on the percentage of the Fund's assets that may be comprised of STRIPS, an Investment Adviser or Subadviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviation in the value of shares of the money market funds.

         YANKEE CERTIFICATES OF DEPOSIT - Yankee CDs are certificates of deposit that are issued domestically by foreign banks. It is a means by which foreign banks may gain access to U.S. markets through their branches that are located in the U.S., typically in New York. These CDs are treated as domestic securities.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

         The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formerly known as the Government National Mortgage Association) is backed by Ginnie Mae and the full faith and credit of the U.S. government. Securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Banks, Fannie Mae (formerly known as the Federal National Mortgage Association) and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation), are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date.

         Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. These private mortgage-backed securities may be supported by U.S. government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

         Mortgage-backed securities have greater market volatility than other types of securities. In addition, because prepayments often occur at times when interest rates are low or are declining, a Fund may be unable to reinvest such funds in securities that offer comparable yields. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment features. (See "General Risks of Mortgage Securities" described below).



         The mortgage securities which are issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae ("certificates") are called pass-through certificates because a pro-rata share of both regular interest and principal payments (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the certificate (i.e., the portfolio).

         Certain Funds may also invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's quality standards. A Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, an investment adviser or subadviser determines that the securities meet a Fund's quality standards.

         OTHER MORTGAGE-BACKED SECURITIES - The investment adviser or subadviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser or Subadviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

         GENERAL RISKS OF MORTGAGE SECURITIES - The mortgage securities in which a Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of securities as a means of "locking in" long-term interest rates.

         A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may decrease or limit the increase in net asset value of a Fund because the value of the mortgage-backed securities held by a Fund may decline more than or may not appreciate as much as the price of non-callable debt securities. To the extent market interest rates increase beyond the applicable cap or maximum rate on a mortgage security, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. The volatility of the security would likely increase, however, because the expected decline in prepayments would lead to longer effective maturity of the underlying mortgages.

         In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income for federal income tax purposes.

         With respect to pass-through mortgage pools issued by non-governmental issuers, there can be no assurance that the private insurers associated with such securities can meet their obligations under the policies. Although the market for such non-governmental issued or guaranteed mortgage securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The purchase of such securities is subject to each Fund's limit with respect to investment in illiquid securities.

MUNICIPAL SECURITIES

         Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds.

         A Fund's investments in any of the notes described above is limited to those obligations (i) rated in the highest two rating categories by a nationally recognized statistical rating organization ("NRSRO") or (ii) if not rated, of equivalent quality in the investment adviser's or subadviser's judgment.

         Municipal bonds must be rated in the highest four rating categories by an NRSRO at the time of investment or, if unrated, must be deemed by an investment adviser or subadviser to have essentially the same characteristics and quality as bonds rated in the above rating categories. If permitted by a Fund's investment policies, the investment adviser or subadviser, as applicable, may purchase industrial development and pollution control bonds if the interest paid is exempt from regular federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

OPTIONS

         A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. A Fund will only purchase call options to the extent premiums paid on all outstanding call options do not exceed 20% of such Fund's total assets. A Fund will only sell or write call options on a covered basis (e.g., on securities it holds in its portfolio). A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period. The writer of the option has the obligation to purchase the security from the purchaser of the option. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. Except as otherwise provided in a Fund's prospectus or in this SAI, a Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of that Fund's total assets. Aston/TCH Investment Grade Bond Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions. A Fund will only purchase put options on a covered basis and write put options on a secured basis. Cash or other collateral will be segregated by a Fund for such options. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account. A Fund will receive premium income from writing put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. At the time of purchase, a Fund will receive premium income from writing call options, which may offset the cost of purchasing put options and may also contribute to that Fund's total return. A Fund may lose potential market appreciation if the judgment of its investment adviser or subadviser is incorrect with respect to interest rates, security prices or the movement of indices.

         An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive cash from the seller equal to the difference between the closing price of the index and the exercise price of the option.

         Closing transactions essentially let a Fund offset put options or call options prior to exercise or expiration. If a Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

         A Fund may use exchange-traded options, and as permitted by law, options traded over-the-counter. It is the position of the SEC that over-the-counter options are illiquid. Accordingly, a Fund will invest in such options only to the extent consistent with its 15% limit on investments in illiquid securities.

         Options are generally considered to be derivative securities. Options may relate to particular securities, stock indices or financial instruments and may or may not be listed on a national securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

         A Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities in such amount will be segregated by a Fund) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified stock portfolio or liquid assets equal to the contract value.

         A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written provided the difference is maintained by a Fund in cash or liquid securities in a segregated account with its custodian or fund accounting agent. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Trust's custodian or fund accounting agent in an amount not less than the exercise price of the option at all times during the option period. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

         A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by a Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series as the previously written option. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction.

         There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated securities (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

         PURCHASING CALL OPTIONS - Except as otherwise provided in a Fund's prospectus or in this SAI, each Fund may purchase call options to the extent that premiums paid by a Fund do not aggregate more than 20% of that Fund's total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, that Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions, except the cost of the option.

         Following the purchase of a call option, a Fund may liquidate its position by effecting a closing sale transaction by selling an option of the same series as the option previously purchased. A Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; a Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to a Fund, in which event a Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

         COVERED CALL WRITING - A Fund may write covered call options from time to time on such portions of their portfolios, without limit, as an investment adviser or subadviser determines is appropriate in pursuing a Fund's investment objective. The advantage to a Fund of writing covered calls is that the Fund receives a premium that is additional income. However, if the security rises in value, a Fund may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period if such security is sold or there is another recognition event. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         A Fund will write call options only on a covered basis, which means that a Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

         PURCHASING PUT OPTIONS - A Fund may invest up to 20% of its total assets in the purchase of put options. A Fund will, at all times during which it holds a put option, own the security covered by such option. Except as otherwise provided in a Fund's prospectus or in this SAI, with regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets. The purchase of the put option on substantially identical securities held by a Fund will constitute a short sale for federal income tax purposes, which may result in a short-term capital gain on the sale of the security if such substantially identical securities were held by that Fund for not more than one year as of the date of the short sale or were acquired by that Fund after the short sale and on or before the closing date of the short sale.

         A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. A Fund would purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options allows a Fund to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         A Fund may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         WRITING PUT OPTIONS - A Fund may also write put options on a secured basis which means that a Fund will segregate assets with its custodian or fund accounting agent, cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Whenever a Fund is required to segregate assets, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by a Fund. Secured put options will generally be written in circumstances where the investment adviser or subadviser wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, that Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. However, a Fund may not effect such a closing transaction after it has been notified of the exercise of the option.

         FOREIGN CURRENCY OPTIONS - A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options.

PUBLICLY TRADED PARTNERSHIPS

         Publicly traded partnerships are limited partnerships (or limited liability companies), the units of which may be listed and traded on a securities exchange. The Aston/River Road Dynamic Equity Income Fund, Aston/ABN AMRO Real Estate Fund, and Aston/ABN AMRO Global Real Estate Fund may invest in publicly traded partnerships that are treated as partnerships for federal income tax purposes, subject to certain limitations contained in the Internal Revenue Code of 1986, as amended (the "Code"). These include master limited partnerships ("MLPs") and other entities qualifying under limited exceptions in the Code. Many MLPs derive income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. Aston/River Road Dynamic Equity Income Fund, Aston/ABN AMRO Real Estate Fund, and Aston/ABN AMRO Global Real Estate Fund may purchase common units of a MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units of a MLP have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required to include in its taxable income its allocable share of the MLP's income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund are less than that Fund's allocable share of the MLP's income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

         An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Fund. The Fund will not acquire any interests in MLPs that are believed to expose the assets of the Fund to liabilities incurred by the MLP. In addition, the value of a Fund's investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet current law requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income. As a result, there could be a reduction in a Fund's cash flow and there could be a material decrease in the value of that Fund's shares.

REAL ESTATE INVESTMENT TRUSTS

         Securities of Real Estate Investment Trusts ("REITs") may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund's investment in REITs. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. Rising interest rates may cause the value of the REIT securities in which a Fund may invest to fall. Conversely, falling interest rates may cause their value to rise. Changes in the value of portfolio securities does not necessarily affect cash income derived from these securities but may affect a Fund's net asset value.

REPURCHASE AGREEMENTS

         A Fund may enter into repurchase agreements pursuant to which a Fund purchases portfolio assets from a bank or broker-dealer concurrently with an agreement by the seller to repurchase the same assets from a Fund at a later date at a fixed price. If the seller should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, a Fund may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security.

         The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

         The financial institutions with which a Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the investment adviser or subadviser. The investment adviser or subadviser will continue to monitor the creditworthiness of the seller under a repurchase agreement and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price.

         A Fund will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will at all times equal or exceed the repurchase price. The securities held subject to a repurchase agreement by a money market fund may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. The taxable money market funds may enter into repurchase agreements that are collateralized by equity securities, high-yield bonds and other non-traditional forms of collateral provided that the repurchase agreement is an eligible security under Rule 2a-7.

RESTRICTED SECURITIES

         Each Fund will limit investments in securities of issuers which a Fund is restricted from selling to the public without registration under the 1933 Act to no more than 5% of a Fund's total assets, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act and, with respect to a money market fund, commercial paper issued in reliance upon "private placement" exemption from registration under Section 4(2) of the 1933 Act that has been determined to be liquid by the Fund's investment adviser or subadviser, pursuant to guidelines adopted by the Trust's Board of Trustees. Securities of foreign issuers that are restricted as to resale in the U.S., but are freely tradeable in their local market, are not subject to this restriction.

REVERSE REPURCHASE AGREEMENTS

         Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to that Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Such agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will segregate cash or liquid securities in an amount at least equal to the market value of the securities, plus accrued interest. (Liquid securities as used in each prospectus and this SAI include equity securities and debt securities that are unencumbered and marked-to-market daily.) Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase such securities.

ROYALTY INCOME TRUSTS

         A royalty income trust is a trust whose securities are listed on a securities exchange, generally in Canada or the U.S., and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. Royalty income trusts generally pay out to unit holders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on royalty income trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policies adopted. As a result of distributing the bulk of their cash flow to unitholders, the ability of a royalty income trust to finance internal growth through exploration is limited. Royalty income trusts generally grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Royalty income trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

RULE 144A SECURITIES

         A Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the investment adviser or subadviser, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

SECURITIES LENDING

      A Fund may seek additional income at times by lending its portfolio securities to broker-dealers and financial institutions provided that: (1) the loan is secured by collateral that is continuously maintained in an amount at least equal to the current market value of the securities loaned, (2) the Fund may call the loan at any time with proper notice and receive the securities loaned, (3) the Fund will continue to receive interest and/or dividends paid on the loaned securities and may simultaneously earn interest on the investment of any cash collateral and (4) the aggregate market value of all securities loaned by the Fund will not at any time exceed 25% of the total assets of such Fund.

      Collateral will normally consist of cash or cash equivalents, securities issued by the U.S. government or its agencies or instrumentalities or irrevocable letters of credit. Securities lending by a Fund involves the risk that the borrower may fail to return the loaned securities or maintain the proper amount of collateral. Therefore, a Fund will only enter into such lending after a review by the investment adviser or subadviser of the borrower's financial statements, reports and other information as may be necessary to evaluate the creditworthiness of the borrower. Such reviews will be conducted on an ongoing basis as long as the loan is outstanding.

SHORT SALES

      Selling securities short involves selling securities the seller (e.g., a Fund) does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

      A short sale is "against the box" if, at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

      A Fund may also maintain short positions in forward currency exchange transactions, in which a Fund agrees to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that a Fund has contracted to receive in the exchange. To ensure that any short position of a Fund is not used to achieve leverage, a Fund segregates cash or liquid assets equal to the fluctuating market value of the currency as to which any short position is being maintained. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

SHORT-TERM TRADING

      Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what a Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Such trading may be expected to increase a Fund's portfolio turnover rate and the expenses incurred in connection with such trading and may result in recognition of greater levels of short-term capital gain, which is taxed as ordinary income when distributed by a Fund.

STRIPPED MORTGAGE SECURITIES

      A Fund may purchase participations in trusts that hold U.S. Treasury and agency securities and may also purchase zero coupon U.S. Treasury obligations, Treasury receipts and other stripped securities that evidence ownership in either the future interest payments or the future principal payments on U.S. government obligations. These participations are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. A Fund will only invest in government-backed mortgage securities. The investment adviser or subadviser will consider liquidity needs of a Fund when any investment in zero coupon obligations is made. The stripped mortgage securities in which a Fund may invest will only be issued or guaranteed by the U.S. government, its agencies or instrumentalities. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which a Fund invests.

      Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity of any such IOs held by a Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories ("Aaa" or "AAA" by Moody's or S&P, respectively).

      Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed. Accordingly, certain of these securities may generally be illiquid. A Fund will treat stripped mortgage securities as illiquid securities except for those securities that are issued by U.S. government agencies and instrumentalities and backed by fixed rate mortgages whose liquidity is monitored by the investment adviser or subadviser, subject to the supervision of the Board of Trustees. The staff of the SEC has indicated that it views such securities as illiquid. Until further clarification of this matter is provided by the staff, a Fund's investment in stripped mortgage securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 15% of such Fund's net assets.

SWAP AGREEMENTS

      The Funds may enter into interest rate, index, credit default, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "normal amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may either be the buyer or the seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund loses its investment and recovers nothing. However, if a credit event occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation. Credit default swaps involve more risk than if a Fund had invested in the reference obligation directly.

      Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to limit any potential leveraging of the Fund's portfolio. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

      Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. Except as otherwise indicated in a Fund's prospectus or in this SAI, a Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the investment adviser or subadviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed by the Code may limit a Fund's ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

TEMPORARY DEFENSIVE POSITIONING

      The investments and strategies described throughout the Funds' prospectuses are those the subadvisers intend to use under normal conditions. When a subadviser determines that market or other conditions warrant, a Fund (other than the money market funds) may invest up to 100% of its assets in money market instruments or hold U.S. dollars. When a Fund is investing for temporary or defensive purposes, it is not pursuing its investment goal.

UNIT INVESTMENT TRUSTS

      A Unit Investment Trust ("UIT") is a type of investment company. Investments in UITs are subject to regulations limiting a Fund's acquisition of investment company securities. Standard and Poor's Depositary Receipts ("SPDRs"), DIAMONDS, MDYs and similar investments are interests in UITs that may be obtained directly from the UIT or purchased in the secondary market. SPDRs consist of a portfolio of securities substantially similar to the component securities of the Standard and Poor's 500 Composite Stock Price Index. DIAMONDS and MDYs consist of a portfolio of securities substantially similar to the component securities of the Dow Jones Industrial Average and of the Standard and Poor's MidCap 400 Index, respectively.

      The price of a UIT interest is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a UIT interest is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for UITs is based on a basket of stocks. Disruptions in the markets for the securities underlying UITs purchased or sold by a Fund could result in losses on UITs. Trading in UITs involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

      Interests in UITs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate a certain amount of UIT interests. The liquidity of small holdings of UITs, therefore, depends upon the existence of a secondary market. Upon redemption of a UIT interest, a Fund receives securities and cash identical to the deposit required of an investor wishing to purchase a UIT interest that day.

ZERO COUPON BONDS

      Zero coupon securities are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.

      Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The original issue discount on the zero coupon bonds must be included ratably in the income of a Fund as the income accrues even though payment has not been received. The Funds nevertheless intend to distribute an amount of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital gain or loss.

OTHER INVESTMENTS

      The Board of Trustees may, in the future, authorize a Fund to invest in securities other than those listed here and in the Fund's Prospectus, provided that such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.

                             INVESTMENT RESTRICTIONS

      The investment objective of each Fund and investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations governing the investments of each Fund apply only at the time of transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's total assets will not be considered a violation.

      Each Fund except Aston/TCH Investment Grade Bond, Aston/River Road Dynamic Equity Income, Aston/River Road Small Cap Value, Aston/River Road Small-Mid Cap, Aston/ABN AMRO Global Real Estate and Aston/Neptune International Funds may not:

            (1) Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate), interests in oil, gas and/or mineral exploration or development programs or leases.

      Aston/River Road Dynamic Equity Income, Aston/River Road Small Cap Value, Aston/River Road Small-Mid Cap, Aston/ABN AMRO Global Real Estate and Aston/Neptune International Funds may not:

            (2) Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interest therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate).

      Each Fund except Aston/TCH Investment Grade Bond Fund may not:

            (3) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund, except Aston/Veredus SciTech Fund, which will have a concentration in the science and technology sector, and Aston/ABN AMRO Real Estate Fund and Aston/ABN AMRO Global Real Estate Fund, which will have a concentration in the real estate sector.

            (4) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

      Aston/ABN AMRO Growth, Aston/Montag & Caldwell Growth, Aston/TAMRO All Cap, Aston/Optimum Large Cap Opportunity, Aston/Optimum Mid Cap, Aston/River Road Small-Mid Cap, Aston/TAMRO Small Cap, Aston Balanced, Aston/Montag & Caldwell Balanced, Aston/Veredus Aggressive Growth, Aston/Veredus Select Growth, Aston/Veredus SciTech, Aston/ABN AMRO Global Real Estate, Aston/Neptune International, Aston/River Road Dynamic Equity Income, Aston/River Road Small Cap Value, Aston/TCH Fixed Income, Aston/McDonnell Municipal Bond and Aston/ABN AMRO Investor Money Market Fund may not:

            (5) As to 75% of the total assets of each Fund with the exception of Aston/Veredus SciTech Fund, Aston/River Road Small-Mid Cap Fund, Aston/River Road Dynamic Equity

      Income Fund, Aston/ABN AMRO Global Real Estate Fund, Aston/Neptune International Fund and the Aston/Optimum Large Cap Opportunity Fund purchase the securities of any one issuer (other than securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

            (6) Purchase or sell commodities or commodity contracts, except that a Fund may enter into futures contracts and options thereon in accordance with such Fund's investment objectives and policies.

            (7) Make investments in securities for the purpose of exercising control.

            (8) Purchase the securities of any one issuer if, immediately after such purchase, a Fund would own more than 10% of the outstanding voting securities of such issuer.

            (9) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

            (10) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with a Fund's investment objectives and policies, (b) the lending of portfolio securities or (c) entry into repurchase agreements with banks or broker-dealers.

            (11) Except for Aston/Optimum Large Cap Opportunity, Aston/River Road Small-Mid Cap, Aston/ABN AMRO Global Real Estate and Aston/Neptune International Funds, borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Funds may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of that Fund's total assets.

            (12)Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in the SAI.

            (13) Except for Aston/River Road Small-Mid Cap, Aston/ABN AMRO Global Real Estate and Aston/Neptune International, Aston/River Road Dynamic Equity Income and Aston/River Road Small Cap Value Funds, invest more than 5% of its total assets in securities of companies less than three years old. Such three-year periods shall include the operation of any predecessor trust or companies.

      Aston/Optimum Large Cap Opportunity, Aston/River Road Small-Mid Cap, Aston/ABN AMRO Global Real Estate and Aston/Neptune International Funds, may not:

            (14) Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing.

            (15) Except for the Aston/ABN AMRO Global Real Estate Fund, as to 75% of the total assets of the Fund, purchase the securities of any one issuer (other than cash, other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

      Aston/River Road Small-Mid Cap, Aston/ABN AMRO Global Real Estate, Aston/Neptune International, Aston/River Road Dynamic Equity Income, Aston/River Road Small Cap Value and Aston/Optimum Large Cap Opportunity Funds may not:

            (16) Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

      Aston Value, Aston/ABN AMRO Real Estate, ABN AMRO Government Money Market, ABN AMRO Money Market, ABN AMRO Tax-Exempt Money Market, ABN AMRO/Treasury Money Market and ABN AMRO Institutional Prime Money Market Funds may not:

            (17) Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described below or as permitted by rule, regulation or order of the SEC.

            (18) Borrow money, except that a Fund (a) may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Fund's total assets determined at the time of the borrowing and (b) may borrow money from banks or by engaging in reverse repurchase agreements. Asset coverage of at least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

            (19) Make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder.

      Aston Value Fund may not:

            (20) Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund. This restriction applies to 75% of the Fund's assets.

      ABN AMRO Government Money Market, ABN AMRO Money Market, ABN AMRO Tax-Exempt Money Market, ABN AMRO Treasury Money Market and ABN AMRO Institutional Prime Money Market Funds may not:

            (21) Purchase securities of any issuer if, as a result, the Fund would violate the diversification provisions of Rule 2a-7 under the 1940 Act.

            (22) Purchase securities of any issuer if, as a result, more than 25% of the total assets of the Fund are invested in the securities of one or more issuers whose principal business activities are in the same industry or securities the interest upon which is paid from revenue of similar type industrial development projects, provided that this limitation does not apply to: (i) investment in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities or in repurchase agreements involving such securities; (ii) obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks; or (iii) tax-exempt securities issued by government or political subdivisions of governments.

      Aston/TCH Investment Grade Bond Fund may not:

            (23) Sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

            (24) Borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its respective total assets are outstanding.

            (25) Issue senior securities except that it may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

            (26) Invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities.

            (27) Underwrite any issue of securities except as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

            (28) Lend any of its assets except portfolio securities up to one-third of the value of their respective total assets. This shall not prevent the Fund from purchasing U.S. government obligations, money market instruments, bonds, debentures, notes, certificates of indebtedness, or other debt securities, purchasing variable rate demand notes, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies and limitations.

            (29) Mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contract and related options, segregation or collateral arrangements made in connection with options activities, and the purchase of securities on a when-issued basis is not deemed to be a pledge of assets.

            (30) Purchase or sell real estate, including limited partnership interests, although it may invest in the securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

            (31) Purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Fund may engage in transactions involving futures contracts and related options.

            (32) With respect to 75% of the value of its assets, will not purchase securities of any one issuer (other than securities issued or guaranteed by the government of the U.S. or its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer. Also, the Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

                       NON-FUNDAMENTAL INVESTMENT POLICIES

      For purposes of Aston/ABN AMRO Real Estate and Aston/ABN AMRO Global Real Estate Funds' investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate. Companies in the real estate industry may include, but are not limited to, REITs or other securitized real estate investments, MLPs that are treated as corporations for federal income tax purposes and that invest in interests in real estate, real estate operating companies, real estate brokers or developers, financial institutions that make or service mortgages, and companies with substantial real estate holdings, such as lumber and paper companies, hotel companies, residential builders and land-rich companies.

      Aston Value, Aston/ABN AMRO Real Estate, ABN AMRO Government Money Market, ABN AMRO Money Market, ABN AMRO Tax-Exempt Money Market and ABN AMRO Treasury Money Market Funds may enter into futures contract transactions only to the extent that obligations under such contracts represent less than 20% of the Fund's assets. The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time such options are entered into by a Fund.

      Aston/TCH Investment Grade Bond Fund will not invest more than 15% of the value of its net assets in illiquid obligations, including repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, certain restricted securities not determined by the Board to be liquid, and non-negotiable fixed time deposits with maturities over seven days.

      Aston/TCH Investment Grade Bond Fund can acquire up to 3% of the total outstanding stock of other investment companies, and may invest in the securities of affiliated money market funds as an efficient means of managing its uninvested cash. The Fund will not be subject to any other limitations with regard to the acquisition of securities of other investment companies so long as the public offering price of the Fund's shares does not include a sales charge exceeding 1 1/2%. These limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. Nor are they applicable to securities of investment companies that have been exempted from registration under the 1940 Act. It should be noted with respect to Aston/TCH Investment Grade Bond Fund, that investment companies incur certain expenses, such as investment advisory, custodian and transfer agent fees, and therefore, any investment by the Fund in shares of another investment company would be subject to such duplicate expenses.

      Aston/TCH Investment Grade Bond Fund will not:

            (1) Purchase put options on securities unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

            (2) Write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in a deliverable form without further payment or after segregating cash in the amount of any further payment.

            (3) Purchase securities of a company for purpose of exercising control or management.

      Aston/Optimum Large Cap Opportunity Fund, Aston/Optimum Mid Cap Fund, Aston/TAMRO Small Cap Fund, Aston/ABN AMRO Real Estate Fund, Aston/Veredus SciTech Fund, Aston/ABN AMRO Global Real Estate Fund, Aston/Neptune International Fund, Aston/River Road Dynamic Equity Income Fund, Aston/River Road Small Cap Value Fund, Aston/River Road Small-Mid Cap Fund, Aston/TCH Fixed Income Fund, Aston/McDonnell Municipal Bond Fund, Aston/TCH Investment Grade Bond Fund, ABN AMRO Government Money Market Fund, ABN AMRO Tax-Exempt Money Market Fund and ABN AMRO Treasury Money Market Fund each have a policy to invest, under normal circumstances, at least 80% of such Fund's assets, plus the amount of any borrowings for investment purposes, in certain investments as described in their prospectus. Shareholders of the applicable Fund will be given at least 60 days' notice of any changes to this policy.

                       TRUSTEES AND OFFICERS OF THE TRUST

      Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


                              TERM OF
                             OFFICE(2)                                                   NUMBER OF
                             AND LENGTH                                                 PORTFOLIOS
      NAME, ADDRESS,            OF                                                    IN FUND COMPLEX   OTHER TRUSTEESHIPS/
        AGE(1) AND             TIME                PRINCIPAL OCCUPATION(S)              OVERSEEN BY      DIRECTORSHIPS HELD
 POSITION(S) WITH TRUST      SERVED(1)             DURING PAST FIVE YEARS                 TRUSTEE          BY TRUSTEE(3)
--------------------------   ----------   -----------------------------------------   ---------------   ---------------------

                                                 DISINTERESTED TRUSTEES

Leonard F. Amari              14 years    Partner at the law offices of                    35           Director, Delaware
c/o 120 N. LaSalle Street                 Amari & Locallo, a practice with                              Place Bank; Trustee and
Chicago, IL 60602                         exclusive concentration in real                               President of the Board
Age:  65                                  estate taxation and related areas,                            of Trustees, John
Trustee                                   since 1986; Special Assistant                                 Marshall Law School
                                          Attorney General since 1986.

Robert A. Kushner             8 years     Retired. Vice President, Secretary               35                     None
c/o 120 N. LaSalle Street                 and General Counsel at Cyclops
Chicago, IL 60602                         Industries, Inc., 1976-1992.
Age:  72
Trustee

Gregory T. Mutz               14 years    CEO of AMLI Residential Properties               35           Director of Alico, Inc.
c/o 120 N. LaSalle Street                 Trust (a Multifamily REIT), a                                 (NASDAQ:  ALCO)
Chicago, IL 60602                         successor company to AMLI Realty                              (agribusiness); Member
Age:  62                                  Co. since 2004 and a wholly owned                             of Board of Genesis
Trustee                                   subsidiary of PRIME Property Fund,                            Financial Solutions (a
                                          LLC, an instutional real estate                               privately-held company
                                          co-mingled fund managed by Morgan                             based in Portland,
                                          Stanley Real Estate, Inc. since                               Oregon providing debt
                                          2006.                                                         recovery, consumer
                                                                                                        lending and credit card
                                                                                                        services); a member of
                                                                                                        the Board of WAN S.A., a
                                                                                                        residential real estate
                                                                                                        company headquartered in
                                                                                                        Warsaw, Poland; a member
                                                                                                        of the Board of Suknip
                                                                                                        International Limited, a
                                                                                                        residential real estate
                                                                                                        company headquartered in
                                                                                                        St. Petersburg, Russia.

Robert B. Scherer             8 years     President of The Rockridge Group,                35           Director, Title
c/o 120 N. LaSalle Street                 Ltd (title insurance industry                                 Reinsurance Company
Chicago, IL 60602                         consulting services) since 1994.                              (insurance for title
Age:  66                                                                                                agents)
Trustee

Nathan Shapiro                14 years    President of SF Investments, Inc.                35           Director, Baldwin &
c/o 120 N. LaSalle Street                 (broker/dealer and investment                                 Lyons, Inc. (property
Chicago, IL 60602                         banking firm) since 1971.                                     and casualty insurance
Age:  71                                                                                                firm)
Trustee

Denis Springer                 8 years    Retired. Senior Vice President and               35           Director, Coleman Cable
c/o 120 N. LaSalle Street                 Chief Financial Officer of                                    Inc. (wire and cable
Chicago, IL 60602                         Burlington Northern Santa Fe Corp.                            manufacturer) (NASDAQ:
Age:  62                                  (railroad), 1995-1999.                                        CCIX)
Trustee

                                                 INTERESTED TRUSTEE(4)

Stuart D. Bilton, CFA         14 years    Chief Executive Officer, Aston                   36           Director, Baldwin &
c/o 120 N. LaSalle Street                 Asset Management LLC, since 2006;                             Lyons, Inc. (property
Chicago, IL 60602                         Vice Chairman of ABN AMRO Asset                               and casualty insurance
Age: 61                                   Management Holdings, Inc. 2003-2006;                          firm)

                              TERM OF
                             OFFICE(2)                                                   NUMBER OF
                             AND LENGTH                                                 PORTFOLIOS
      NAME, ADDRESS,            OF                                                    IN FUND COMPLEX   OTHER TRUSTEESHIPS/
        AGE(1) AND             TIME                PRINCIPAL OCCUPATION(S)              OVERSEEN BY      DIRECTORSHIPS HELD
 POSITION(S) WITH TRUST      SERVED(1)             DURING PAST FIVE YEARS                 TRUSTEE          BY TRUSTEE(3)
--------------------------   ----------   -----------------------------------------   ---------------   ---------------------
Chairman, Board of                        President and Chief
Trustees                                  Executive Officer of ABN AMRO
                                          Asset Management Holdings, Inc.
                                          from 2001-2003; President of
                                          Alleghany Asset Management, Inc.
                                          from 1996-2001 (purchased by ABN
                                          AMRO in February 2001).

                                             OFFICER(S) WHO ARE NOT TRUSTEES

Kenneth C. Anderson           14 years    President, Aston Asset Management                N/A                  N/A
c/o 120 N. LaSalle Street                 LLC, since 2006; President and
Chicago, IL 60602                         Chief Executive Officer of ABN
Age:  43                                  AMRO Investment Fund Services,
President (Chief Executive                Inc. (formerly known as Alleghany
Officer)                                  Investment Services, Inc.)
                                          1995-2006; Executive Vice President of
                                          ABN AMRO Asset Management (USA) LLC
                                          2001-2005; Director, ABN AMRO Trust
                                          Services Company 2001-2005; Director,
                                          TAMRO Capital Partners LLC and Veredus
                                          Asset Management LLC 2001- 2006; Officer
                                          of the Trust since 1993; CPA.

Gerald F. Dillenburg          11 years    Chief Compliance Officer and Chief               N/A                  N/A
c/o 120 N. LaSalle Street                 Financial Officer, Aston Asset
Chicago, IL 60602                         Management LLC, since 2006; Senior
Age: 41                                   Managing Director ("SMD") of ABN
Senior Vice President,                    AMRO Investment Fund Services,
Secretary and Treasurer                   Inc. (formerly known as Alleghany
(Chief Financial Officer,                 Investment Services, Inc.)
Chief Operating Officer                   1996-2006; SMD of ABN AMRO Asset
and Chief Compliance                      Management Holdings, Inc. and ABN
Officer)                                  AMRO Asset Management, Inc.
                                          (formerly known as Chicago Capital
                                          Management, Inc.) 2001-2006;
                                          Operations manager and compliance
                                          officer of ABN AMRO mutual funds
                                          1996-2006; CPA.

William Long                   6 years    Vice President of Montag &                       N/A                  N/A
c/o 120 N. LaSalle                        Caldwell, Inc. since 2000; former
Chicago, IL 60602                         Vice President and Director of
Age: 47                                   Sales for First Capital Group,
Vice President                            First Union National Bank,
                                          1996-2000.


-------------

(1)   As of December 31, 2007.

(2) Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees, (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.

(3) Each Trustee also serves as Trustee for ABN AMRO Structured Investment Funds, a newly formed registered investment company, which will have two initial series. The registration statement of the new trust is not effective and the trust was not operational as of the date of this SAI. Mr. Bilton also serves as Sole Trustee of the ABN AMRO Variable Insurance Trust, a new trust whose registration statement is not effective and was not operational as of the date of this SAI.

(4) "Interested person" of the Trust as defined in the 1940 Act. Mr. Bilton is considered an "interested person" because of affiliations with Aston Asset Management LLC and related entities, which act as the Funds' Investment Adviser for all the Funds except the ABN AMRO Money Market Funds.

      The Board of Trustees has established an Audit Committee consisting of six members, including a Chairman of the Committee. The Audit Committee members are Messrs. Scherer (Chairman), Amari, Shapiro, Kushner, Mutz and Springer. The functions performed by the Audit Committee are to oversee the integrity of the Trust's accounting policies, financial reporting process and system of internal controls regarding finance and accounting. The Audit Committee also monitors the independence and performance of the Trust's independent registered public accounting firm and provides an open avenue of communication among the independent auditors, Trust management and the Board of Trustees. The Audit Committee held two meetings during the fiscal year ended October 31, 2007.

      The Trustees have also established a Nominating and Governance Committee consisting of six members, including a Chairman of the Committee. The Nominating and Governance Committee members are Messrs. Amari (Chairman), Shapiro, Scherer, Kushner, Mutz and Springer. The Nominating and Governance Committee's function is to put forth names for nomination as Trustee when deemed necessary. The Nominating and Governance Committee will consider nominees recommended by shareholders whose resumes have been submitted by U.S. mail or courier service to the Trust's Secretary for the attention of the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee held one meeting during the fiscal year ended October 31, 2007.

      The Trustees have also established a Valuation Committee consisting of at least three Trustees, including at least one Independent Trustee. Currently, the Valuation Committee members are Messrs. Bilton (Chairman), Shapiro, and Springer. The Valuation Committee is responsible for fair valuing securities of the Funds as may be necessary from time to time. The Valuation Committee held no meetings during the fiscal year ended October 31, 2007.

      Set forth in the table below is the dollar range of equity securities held in each Fund and the aggregate dollar range of securities in the Fund complex beneficially owned by each current Trustee at December 31, 2007.


                                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                           EQUITY SECURITIES IN ALL
                                                                                            REGISTERED INVESTMENT
                                                                                            COMPANIES OVERSEEN BY
                                                                                             TRUSTEE IN FAMILY OF
   NAME OF TRUSTEE               DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND               INVESTMENT COMPANIES
-----------------------   ------------------------------------------------------------    --------------------------
DISINTERESTED TRUSTEES
Leonard F. Amari          Aston/TCH Fixed Income Fund - over $100,000                          Over $100,000
                          Aston/ABN AMRO Growth Fund - over $100,000
                          Aston/Optimum Mid Cap Growth Fund - over $100,000
                          Aston/TAMRO Small Cap Fund - $50,001-$100,000
                          Aston/TAMRO All Cap Fund - over $100,000
                          ABN AMRO Tax-Exempt Money Market Fund - $10,001-$50,000
                          Aston/Veredus Aggressive GrowthFund - $50,001-$100,000

Robert Kushner            Aston/Optimum Mid Cap Fund - $50,001-$100,000                        Over $100,000
                          Aston/Optimum Large Cap Opportunity Fund - $10,001-$50,000
                          Aston/Veredus Aggressive Growth Fund - $10,001-$50,000

Gregory T. Mutz           Aston/Montag & Caldwell Growth Fund - $50,001-$100,000               Over $100,000
                          Aston/Optimum Mid Cap Fund - $10,001-$50,000
                          Aston/TAMRO All Cap Fund - $50,001-$100,000
                          Aston/TARMO Small Cap Fund -  $10,001-$50,000
                          Aston/Veredus Select Grwoth Fund - $10,001-$50,000

Robert Scherer            ABN AMRO Investor Money Market Fund - $10,001-$50,000                Over $100,000

                                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                           EQUITY SECURITIES IN ALL
                                                                                            REGISTERED INVESTMENT
                                                                                            COMPANIES OVERSEEN BY
                                                                                             TRUSTEE IN FAMILY OF
   NAME OF TRUSTEE               DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND               INVESTMENT COMPANIES
-----------------------   ------------------------------------------------------------    --------------------------
                          Aston/River Road Dynamic Equity Income Fund -
                          $10,001-$50,000
                          ABN AMRO Government Money Market Fund - over $100,000
                          Aston/TCH Fixed Income Fund - $10,001-$50,000
                          Aston/Optimum Mid Cap Fund - $50,001-$100,000
                          Aston/ABN AMRO Growth Fund - $10,001-$50,000
                          Aston/Montag & Caldwell Growth Fund - $10,001-$50,000
                          Aston/Veredus Aggressive Growth Fund - $10,001-$50,000
                          Aston/TAMRO Small Cap Fund - $10,001-$50,000
                          Aston/TAMRO All Cap Fund $1-$10,000
                          Aston/Veredus Select Growth Fund - $10,001-$50,000
                          Aston/River Road Small Cap Value Fund -$10,001-$50,000

Nathan Shapiro            Aston/McDonnell Muncipal Bond Fund - over $100,000                   Over $100,000

Denis Springer            Aston/Montag & Caldwell Growth Fund - over $100,000                  Over $100,000

                          Aston/Veredus Aggressive Growth Fund - over $100,000

INTERESTED TRUSTEE

Stuart Bilton             Aston/Optimum Mid Cap Fund - over $100,000                           Over $100,000
                          Aston/River Road Dynamic Equity Income Fund - over $100,000
                          Aston/TAMRO All Cap Fund - over $100,000
                          Aston/Montag & Caldwell Growth Fund - over $100,000
                          Aston/Veredus Aggressive Growth Fund - over $100,000
                          Aston/TAMRO Small Cap Fund - over $100,000
                          Aston/Neptune International Fund - over $100,000
                          Aston/River Road Small Cap Value Fund - over $100,000
                          ABN AMRO Money Market Fund - over $100,000


REMUNERATION

      The Trustees of the Trust who are not affiliated with the investment advisers or subadvisers receive an annual retainer and per meeting fees. The Lead Independent Trustee and Committee Chairs receive an additional retainer. The Trustees of the Trust who are not affiliated with the investment advisers or subadvisers receive fees and are reimbursed for out-of-pocket expenses for each meeting of the Board of Trustees they attend. No officer or employee of the investment advisers, subadvisers or their affiliates receives any compensation from the Funds for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices, except that the Funds compensate the Administrator for providing an officer to serve as the Funds' Chief Compliance Officer.

      The table below shows the total fees that were paid to each of the Trustees during the fiscal year ended October 31, 2007. There were no compensated persons' who received more than $120,000 in aggregate compensation from the Trust for the same period.

                                  AGGREGATE         PENSION OR
                                 COMPENSATION       RETIREMENT                                TOTAL
                                   RECEIVED      BENEFITS ACCRUED       ESTIMATED         COMPENSATION
                                   FROM THE      (AS PART OF FUND    ANNUAL BENEFITS     FROM TRUST AND
           TRUSTEE                  TRUST*          EXPENSES)        UPON RETIREMENT      FUND COMPLEX*
----------------------------     -----------     ----------------   ----------------     --------------
DISINTERESTED TRUSTEES
Leonard F. Amari............        $62,000             N/A                 N/A              $62,000
Robert A. Kushner...........         59,500             N/A                 N/A               59,500
Gregory T. Mutz.............         79,500             N/A                 N/A               79,500
Robert B. Scherer...........         69,500             N/A                 N/A               69,500
Nathan Shapiro..............         54,500             N/A                 N/A               54,500
Denis Springer..............         59,500             N/A                 N/A               59,500

INTERESTED TRUSTEE
Stuart D. Bilton............            N/A             N/A                 N/A                  N/A

* Includes a special meeting fee of $5,000 per Trustee paid in connection with a change in control of ABN AMRO Asset Management, Inc. Such amounts were not paid by the Trust.

      As of February 1, 2008, Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any Class of each Fund, except for their ownership of 23.19%, 5.08% and 29.18% of Aston/Neptune International Fund - Class I, Aston/TAMRO All Cap Fund - Class N and ABN AMRO Money Market Fund - Class I, and, respectively.

CODE OF ETHICS

      The Trust, its investment advisers, subadvisers and principal underwriter have each adopted a code of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Trust on behalf of the Funds.

                      PROXY VOTING POLICIES AND PROCEDURES
      The Trust has delegated the voting of portfolio securities to its subadvisers on behalf of the Funds. Each subadviser has adopted proxy voting policies and procedures ("Proxy Voting Policies and Procedures") for use in connection with determining how to vote proxies related to portfolio securities, including the procedures to be used if a vote presents a conflict of interest between the interests of a Fund's shareholders and those of the applicable subadviser. The Proxy Voting Policies and Procedures are included under Appendix B.

      Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust's Web site at www.astonfunds.com and on the SEC's Web site at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
      Listed below are the names and addresses of those shareholders who, as of February 1,2008, owned of record or beneficially 5% or more of the shares of the Funds. Shareholders who have the power to vote a large percentage of shares (at least 25%) of a particular Fund can control the Fund and determine the outcome of a shareholder meeting.

                                             ASTON/MONTAG & CALDWELL GROWTH FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            ---------------           --------------------
Charles Schwab & Co Inc                           N                6,052,229.988                 21.1913%
Special Custody Acct For Exclusive of
Customers
101 Montgomery St
San Francisco, CA 94104-4122

Salomon Smith Barney Inc                          N                3,606,512.160                 12.6278%
388 West 34th Street - 3rd Floor
New York, NY 10001

Nationwide Trust Co FBO                           I                6,110,612.704                 13.0957%
Southwest Airlines Pilots
Retirement Savings Plan
98 San Jacinto Blvd Ste 1100
Austin, TX 78701-4255

First Union National Bank FBO                     I                5,024,151.638                 10.7673%
Various Retirement Plans
1525 West WT Harris Blvd
Charlotte, VA 28288-1151

Charles Schwab & Co Inc                           I                3,892,635.537                  8.3423%
Special Custody Acct For Exclusive of
Customers
101 Montgomery St
San Francisco, CA 94104-4122

State Street Bank & Trust Co                      I                3,536,173.268                  7.5784%
FBO ABN AMRO Group Retirement
Trust
805 Pennsylvania Ave
Kansas City, MO 64105-1340

Nationwide Trust Company FSB                      R                 252,872.688                  98.4429%
C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

                                             ASTON/ABN AMRO GROWTH FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            ---------------           --------------------
Charles Schwab & Co Inc                           N                1,991,318.576                 24.5107%
Special Custody Acct For Exclusive of
Customers
101 Montgomery St
San Francisco, CA 94104-4122

DCGT as TTEE and/or CUST                          N                  845,322.934                 10.4049%
FBO Various Qualified Plans
711 High Street
Des Moines, IA 50303

State Street Bank & Trust Co                      I               12,593,179.865                 91.4978%
FBO ABN AMRO Group Retirement
Trust
805 Pennsylvania Ave
Kansas City, MO 64105-1340

                                       45


---------------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co                      I                 726,024.862                   5.2751%
FBO ABN AMRO Retiree Medical
805 Pennsylvania Ave
Kansas City, MO 64105-1340

Nationwide Trust Company FSB                      R                  23,456.788                  55.4355%
C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

Merrill Lynch Pierce Fenner & Smith               R                  16,805.730                  39.7171%
Inc for the Sole Benefit of It's Customers
4800 Deer Lake Dr East 3rd Floor
Jacksonville, FL 32246

                                          ASTON/VEREDUS SELECT GROWTH FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            ---------------           --------------------
Charles Schwab & Co Inc                           N               1,850,925.694                  48.5632%
Special Custody Acct For Exclusive of
Customers
101 Montgomery St
San Francisco, CA 94104-4122

Charles Schwab & Co Inc                           I                 206,334.697                  42.0656%
Special Custody Acct For Exclusive of
Customers
101 Montgomery St
San Francisco, CA 94104-4122

DCGT as TTEE and/or CUST                          I                 163,422.954                  33.3171
FBO Various Qualified Plans
711 High Street
Des Moines, IA 50303

                                      ASTON/OPTIMUM LARGE CAP OPPORTUNITY FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            ---------------           --------------------
Charles Schwab & Co Inc                           N                 477,543.634                  35.5334%
Special Custody Acct For Exclusive of
Customers
101 Montgomery St
San Francisco, CA 94104-4122

AmeriTrade Inc                                    N                 211,283.100                  15.7213%
PO Box 2226
Omaha, NE 68103-2226

                                              ASTON/TAMRO ALL CAP FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            ---------------           --------------------
DCGT as TTEE and/or CUST                          N                 137,556.391                  12.0436%
FBO Various Qualified Plans
711 High Street
Des Moines, IA 50303

Charles Schwab & Co Inc                           N                 129,273.275                  11.3184%
Special Custody Acct For Exclusive of
Customers
101 Montgomery St
San Francisco, CA 94104-4122


---------------------------------------------------------------------------------------------------------------
                                               ASTON VALUE FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            ---------------           --------------------
Wachovia Bank FBO                                 N                7,483,334.378                 83.8176%
Various Retirement Plans
1525 West WT Harris Blvd
Charlotte, NC 28288-1151

National Financial Services                       N                  459,627.029                  5.1481%
200 Liberty St 1 World Financial Ce
New York, NY 10281

State Street Bank & Trust Co                      I               18,988,774.402                 92.2955%
FBO ABN AMRO Group Retirement
Trust
805 Pennsylvania Ave
Kansas City, MO 64105-1340

State Street Bank & Trust Co                      I                1,095,410.723                  5.3243%
FBO ABN AMRO Retiree Medical
805 Pennsylvania Ave
Kansas City, MO 64105-1340

                                    ASTON/RIVER ROAD DYNAMIC EQUITY INCOME FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            ---------------           --------------------
PFPC Wrap Services                                N                2,181,620.073                 58.7671%
FBO Morningstar
760 Moore Road
King of Prussia, PA 19406

Charles Schwab & Co Inc                           N                  736,064.855                 19.8277%
Special Custody Acct For Exclusive of
Customers
101 Montgomery St
San Francisco, CA 94104-4122

Highbury Financial Inc                            I                   16,728.307                 100.000%
999 18th St Ste 3000
Denver, CO 80202-2449

                                        ASTON/OPTIMUM MID CAP FUND
---------------------------------------------------------------------------------------------------------------
Charles Schwab & Co Inc                           N                5,155,823.932                 18.7322%
Special Custody Acct For Exclusive of
Customers
101 Montgomery St
San Francisco, CA 94104-4122

James M Carn TTEE                                 I                1,712,338.505                 37.8075%
Standard Insurance Co P11D
1100 SW Sixth Avenue
Portland, OR 97204-1093

Charles Schwab & Co Inc                           I                  683,611.666                 15.0938%
Special Custody Acct For Exclusive of
Customers
101 Montgomery St
San Francisco, CA 94104-4122

NFS LLC FEBO                                      I                  368,236.719                  8.1305%
Huntington National Bank
7 Easton Oval #EA4E70
Columbus, OH 43219-6010

NFS LLC FEBO                                      I                  246,440.841                  5.4413%
AMT NAT TR Bank/Grein & Co
6501 E Belleview Ave Ste 400
Englewood CO 80111-6020


                                        ASTON/RIVER ROAD SMALL-MID CAP FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            ---------------           --------------------
Charles Schwab & Co Inc                           N                  319,155.318                 48.6691%
Special Custody Acct For Exclusive of
Customers
101 Montgomery St
San Francisco, CA 94104

PFPC Wrap Services                                N                   72,296.333                 11.0247%
FBO Morningstar
760 Moore Road
King of Prussia, PA 19406

  IITC & Co                                       N                   47,625.511                  7.2626%
507 Canyon Blvd.
Boulder, CO 80302

Fidelity Investments Institutional Oper Co        I                3,029,911.654                 46.8255%
Inc FIIOC As Agent for Certain
Employee Benefit Plans
100 Magellan Way
Covington, KY 41015-1987

Merrill Lynch Pierce Fenner & Smith               I                1,014,044.266                 15.6715%
Inc for the Sole Benefit of It's Customers
4800 Deer Lake Dr East 3rd Floor
Jacksonville, FL 32246



Charles Schwab & Co Inc                           I                  582,685.028                  9.0051%
Special Custody Acct For Exclusive of
Customers
101 Montgomery St
San Francisco, CA 94104-4122

SEI Private Trust Co                              I                  536,585.218                  8.2926%
C/O Suntrust
One Freedom Valley Drive
Oaks, PA 19456

NFS LLC FEBO                                      I                  363,542.840                  5.6183%
USB FBO
DET PRO Soci of Jesus-Small Ca
PO Box 1787
Milwaukee, WI 53201

                                        ASTON/VEREDUS AGGRESSIVE GROWTH FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            ---------------           --------------------
Charles Schwab & Co Inc                           N                1,608,207.985                 24.5675%
Special Custody Acct For Exclusive of
Customers
101 Montgomery St
San Francisco, CA 94104-4122

Citigroup Global Markets Inc                      N                  511,589.807                  7.8152%
333 West 34th Street - 3rd Floor
New York, NY 10001

First Union National Bank FBO                     I                2,561,369.704                 40.9513%
Various Retirement Plans
1525 West WT Harris Blvd
Charlotte, VA 28288-1151

State Street Bank & Trust Co                      I                1,134,780.546                 18.1429%
FBO ABN AMRO Group Retirement
Trust
805 Pennsylvania Ave
Kansas City, MO 64105-1340

                                           ASTON/TAMRO SMALLCAP FUND
---------------------------------------------------------------------------------------------------------------
Charles Schwab & Co Inc                           N                1,942,785.819                 16.5679%
Special Custody Acct For Exclusive of
Customers
101 Montgomery St
San Francisco, CA 94104-4122

Wells Fargo Bank NA FBO                           N                  928,918.795                  7.9217%
Retirement Plan Services
PO Box 1533
Minneapolis, MN 55480

Wachovia Bank FBO                                 N                  850,934.184                  7.2567%
Various Retirement Plans
1525 West WT Harris Blvd
Charlotte, NC 28288-1151

DCGT as TTEE and/or CUST                          N                  757,575.341                  6.4605%
FBO Various Qualified Plans
711 High Street
Des Moines, IA 50303

Sheldon & Co                                      I                2,087,994.044                 26.9859%
C/O National City
PO Box 94984
Cleveland, OH 44101-4984

Merrill Lynch Pierce Fenner & Smith               I                1,550,005.670                 20.0334%
Inc for the Sole Benefit of It's Customers
4800 Deer Lake Dr East 3rd Floor
Jacksonville, FL 32246

SEI Private Trust Company                         I                1,461,271.963                 18.8859%
FBO Hale & Dorr LLP
One Freedom Valley Drive
Oaks, PA 19456

Wells Fargo Bank NA FBO                           I                  827,163.862                 10.6905%
Nuclear Management Co 401K
PO Box 1533
Minneapolis, MN 55480

DCGT as TTEE and/or CUST                          I                  457,061.831                  5.9072%
FBO Various Qualified Plans
711 High Street
Des Moines, IA 50303

                                       ASTON/RIVER ROAD SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            ---------------           --------------------
Charles Schwab & Co Inc                           N                2,074,676.790                 14.0588%
Special Custody Acct For Exclusive of
Customers
101 Montgomery St
San Francisco, CA 94104-4122

Minnesota Life                                    N                1,143,096.907                  7.7461%
400 Robert St N
Saint Paul, MN 55101-2006

Charles Schwab & Co Inc                           I                1,714,447.840                 30.3546%
Special Custody Acct For Exclusive of
Customers
101 Montgomery St
San Francisco, CA 94104-4122

Chittenden Trust Co Agent                         I                  777,011.657                 13.7571%
FBO NFL Players Annuity & Insurance Co
2 Burlington Sq
Burlington, VT 05401-4412

Mac & Co                                          I                  515,100.362                  9.1199%
FBO NFL Player/Lipper Mutual Fund
Operations
525 William Penn Pl
PO Box 3198
Pittsburgh, PA 15230-3198

Turtle & Co                                       I                  300,122.056                  5.3137%
C/O State Street Bank & Trust
Box 5489
Boston, MA 02206-5489


                                        ASTON/ABN AMRO REAL ESTATE FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            ---------------           --------------------
First Union National Bank FBO                     N                2,656,612.672                 66.5857%
Various Retirement Plans
1525 West WT Harris Blvd
Charlotte, VA 28288-1151

State Street Bank & Trust Co                      I                3,570,965.725                 92.7882%
FBO ABN AMRO Group Retirement Trust
805 Pennsylvania Ave
Kansas City, MO 64105-1340

                                             ASTON/VEREDUS SCITECH FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            ---------------           --------------------
Patterson & Co FBO                                N                   48,269.244                 16.6492%
The Robert E Morris Company
1525 West WT Harris Blvd
Charlotte, NC 28288-1151

Charles Schwab & Co Inc                           N                   23,768.039                  8.1982%
Special Custody Acct For Exclusive of
Customers
101 Montgomery St
San Francisco, CA 94104-4122

DCGT as TTEE and/or CUST                          N                   21,205.387                  7.3142%
FBO Various Qualified Plans
711 High Street
Des Moines, IA 50303


                                       ASTON/ABN AMRO GLOBAL REAL ESTATE FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            ---------------           --------------------
ABN AMRO Asset Mgmt Holdings Inc                  N                1,951,973.600                  99.8738
135 S LaSalle St Suite 2306
Chicago, IL 60603-4117

                                       ASTON/NEPTUNE INTERNATIONAL FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            ---------------           --------------------
State Street Nominees LTS                         I                 151,389.671                  76.4868%
525 Ferry Rd
Edinburgh, Scotland EH5 2AW

Stuart D. Bilton &                                I                  38,189.584                  19.2946%
Bette E Bilton JT TEN
Barrington, IL 60010-5135

                                       ASTON/MONTAG & CALDWELL BALANCED FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            ---------------           --------------------
Charles Schwab & Co Inc                           N                  102,062.952                 11.4580%
Special Custody Acct For Exclusive of
Customers
101 Montgomery St
San Francisco, CA 94104-4122

B Franklin Skinner and                            N                   50,936.340                  5.7183%
Ruth Ann Skinner
JT WROS
Atlanta, GA 30342-3616

PFPC Trust Co CUST                                I                   42,359.601                 74.5566%
FBO George JAleel
IRA Rollover
Duluth, GA 30096-3161

PFPC Trust Co CUST                                I                    9,048.722                 15.9265%
FBO James B Thomas
Rollover IRA
Wilmington DE 19806-1403

                                                ASTON BALANCED FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            ---------------           --------------------
DCGT as TTEE and/or CUST                          N                2,094,684.162                 47.2885%
FBO Various Qualified Plans
711 High Street
Des Moines, IA 50303

                                            ASTON/TCH FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            ---------------           --------------------
DCGT as TTEE and/or CUST                          N                2,175,491.111                 39.8598%
FBO Various Qualified Plans
711 High Street
Des Moines, IA 50303

DCGT as TTEE and/or CUST                          I                1,339,303.192                 38.2596%
FBO Various Qualified Plans
711 High Street
Des Moines, IA 50303

NFS LLC FEBO                                      I                 1,171,22.069                 33.4549%
LaSalle Bank
135 S LaSalle St
Chicago, IL 60603-4177

NFS LLC FEBO                                      I                  302,828.849                  8.6508%
LaSalle Bank
135 S LaSalle St
Chicago, IL 60603-4177

NFS LLC FEBO                                      I                  263,867.821                  7.5379%
LaSalle Bank
135 S LaSalle St
Chicago, IL 60603-4177

                                      ASTON/TCH INVESTMENT GRADE BOND FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            ---------------           --------------------
DCGT as TTEE and/or CUST                          N                  24,801.067                  13.6984%
FBO Various Qualified Plans
711 High Street
Des Moines, IA 50303

NFS LLC FEBO                                      N                  10,683.923                   5.9011%
FMTC Custodian - IRA BDA
NSPS D Stephen Menzies
Dallas, TX 75230-5203

Irene Ouchie                                      N                  10,582.697                   5.8452%
Dekalb, IL 60115-2986

NFS LLC FEBO                                      I                 501,404.326                  34.5502%
LaSalle Bank
135 S LaSalle St
Chicago, IL 60603-4177

NFS LLC FEBO                                      I                 328,843.604                  22.6596%
LaSalle Bank
135 S LaSalle St
Chicago, IL 60603-4177

Wells Fargo Bank NA FBO                           I                 263,084.651                  18.1284%
Mueller - Indexed Funds
PO Box 1533
Minneapolis, MN 55480

NFS LLC FEBO                                      I                 134,908.807                   9.2962%
Michael Azark TTEE
Calyon Money Purchase Plan
New York, NY 10019-6022

NFS LLC FEBO                                      I                 102,742.265                   7.0797%
LaSalle Bank
135 S LaSalle St
Chicago, IL 60603-4177

                                        ASTON/MCDONNELL MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            ---------------           --------------------
NFS LLC FEBO                                      N                 272,597.132                  20.1239%
LaSalle Bank
135 S LaSalle St
Chicago, IL 60603-4177

Charles Schwab & Co Inc                           N                 161,485.182                  11.9213%
Special Custody Acct For Exclusive of
Customers
101 Montgomery St
San Francisco, CA 94104-4122

AmeriTrade Inc                                    N                 113,304.203                   8.3645%
PO Box 2226
Omaha NE 68103-2226

                                    ASTON/ABN AMRO INVESTOR MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            ---------------           --------------------
DCGT as TTEE and/or CUST                          N                 2,512,075.690                 7.8223%
FBO Various Qualified Plans
711 High Street
Des Moines, IA 50303

                                       ABN AMRO GOVERNMENT MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            ----------------          --------------------
National Financial Services                       S                58,885,720.290                98.6468%
For the Exclusive Benefit of Our Customers
200 Liberty St 1 World Financial Ce
New York, NY 10281

LaSalle National Trust NA                         I               270,463,604.730                88.5464%
PO Box 1443
Chicago, IL 60690-1443

DCGT as TTEE and/or CUST                          I                32,948,271.370                10.7869%
FBO Various Qualified Plans
711 High Street
Des Moines, IA 50303

                                             ABN AMRO MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            ----------------          --------------------
National Financial Services                       I                   940,120.940                40.8202%
For the Exclusive Benefit of Our Customers
200 Liberty St 1 World Financial Ce
New York, NY 10281

John Poole                                        I                   371,299.480                16.1219%
Louisville, KY 40241

PFPC Trust Co Cust IRA                            I                   345,835.260                15.0162%
FBO Stuart D Bilton
Barrington, IL 60010

Gerald Dillenburg                                 I                   326,081.540                14.1585%
& Cheryl Dillenburg JTWROS
Chicago, IL 60618

National Financial Services                       S               240,693,976.440                94.6487%
For the Exclusive Benefit of Our Customers
200 Liberty St 1 World Financial Ce
New York, NY 10281

                                     ABN AMRO TAX-EXEMPT MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            ---------------           --------------------
LaSalle National Trust NA                         I                193,426,341.310               90.9782%
PO Box 1443
Chicago, IL 60690-1443

Saxon & Co                                        I                 16,161,966.000                7.6004%
8800 Tinicum Blvd
Philadelphia, PA 19153

National Financial Services                       S                 47,140,056.430               99.8670%
For the Exclusive Benefit of Our Customers
200 Liberty St 1 World Financial Ce
New York, NY 10281


                                        ABN AMRO TREASURY MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            -----------------         --------------------
LaSalle National Bank                             I                140,768,309.250               99.4275%
PO Box 1443
Chicago, IL 60690-1443

National Financial Services                       S                 16,142,512.880               97.3174%
For the Exclusive Benefit of Our Customers
200 Liberty St 1 World Financial Ce
New York, NY 10281

                                   ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------
      SHAREHOLDER NAME AND ADDRESS              CLASS              SHARES OWNED            PERCENT OF CLASS (%)
------------------------------------------      -----            -----------------         --------------------
LaSalle National Trust NA                         Y              1,490,595,268.590               87.0986%
PO Box 1443
Chicago, IL 60690-1443

Michigan Soft Drink Association                   YS                 1,000,946.640               13.6759%
124 West Allegan Street Ste 634
Lansing, MI 48933-1707

Equipment Financing & Leasing Corporation         YS                   892,560.850               12.1950%
2055 Hamlin Road Ste 200
Rochester Hills, MI 48309-3380

Christ Church                                     YS                   470,002.390                6.4216%
2500 Breton Rd SE
Grand Rapids, MI 49546-5630

LaSalle National Trust NA                         YS                   399,696.270                5.4610%
PO Box 1443
Chicago, IL 60690-1443

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISERS

      As described in the prospectuses, the Trust employs Aston Asset Management LLC ("Aston" or the "Investment Adviser") to manage the investment and reinvestment of the assets of the Funds (except the ABN AMRO Money Market Funds) and to continuously review, supervise and administer the Funds' investment programs under an Investment Advisory Agreement dated November 30, 2006. Aston has engaged various subadvisers to manage the day-to-day operations of the Funds.

      The advisory services provided by the Investment Adviser for each Fund and the fees received by it for such services for the Fund's most recent fiscal year are described in the Prospectuses.

      Aston, a majority owned subsidiary of Highbury Financial Inc. ("Highbury"), was formed in April 2006 for the purpose of acquiring the U.S. mutual fund and separately managed account business of ABN AMRO Asset Management, Inc. and its affiliates as part of an asset purchase agreement dated April 20, 2006 (the "Strategic Transaction"). Aston is located at 120 N. LaSalle Street, 25th Floor, Chicago, Illinois 60602. As of December 31, 2007, Aston had approximately $5.1 billion in assets under management.

      Highbury was formed on July 13, 2005 as a blank-check company for the purpose of acquiring one or more financial services businesses. Highbury's registration statement for its initial public offering of its common stock was declared effective by the SEC on January 25, 2006, and the offering generated net proceeds of approximately $43.8 million. Prior to the closing of the Strategic Transaction on November 30, 2006, Highbury had not engaged in any operations except for organizational and offering activities and its principals have not previously owned or operated a mutual fund or investment advisory business. The common stock of Highbury is publicly traded in the over-the-counter market under the symbol HBRF.

      For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement with Aston, Aston receives a fee based on each Fund's average daily net assets, computed daily and payable monthly, at the following annual rates:

                                                                        GROSS ADVISORY FEE
                                                                 (AS A % OF AVERAGE DAILY NET
                              FUND                                           ASSETS)
-------------------------------------------------------------    --------------------------------
 Aston/Montag & Caldwell Growth...............................   0.80% for the first $800 million
                                                                     0.60% over $800 million
 Aston/ABN AMRO Growth........................................               0.70%
Aston/Veredus Select Growth..................................                0.80%
Aston/Optimum Large Cap Opportunity                                          0.80%
Aston/TAMRO All Cap..........................................                0.80%
Aston Value..................................................                0.80%
Aston/River Road Dynamic Equity Income.......................                0.70%
 Aston/Optimum Mid Cap.......................................    0.80% for the first $100 million
                                                                   0.75% for next $300 million
                                                                     0.70% over $400 million
 Aston/River Road Small-Mid Cap                                              1.00%
Aston/Veredus Aggressive Growth..............................                1.00%
Aston/TAMRO Small Cap........................................                0.90%
Aston/River Road Small Cap Value.............................                0.90%
Aston/ABN AMRO Real Estate...................................                1.00%
Aston/Veredus SciTech........................................                1.00%
Aston/ABN AMRO Global Real Estate............................                1.00%
Aston/Neptune International .................................                1.00%
Aston/Montag & Caldwell Balanced.............................                0.75%
Aston Balanced...............................................                0.70%
Aston/TCH Fixed Income.......................................                0.55%
Aston/TCH Investment Grade Bond..............................                0.50%
Aston/McDonnell Municipal Bond...............................                0.60%

      ABN AMRO Asset Management, Inc. ("AAAM", "Investment Adviser" or collectively with Aston, the "Investment Advisers") serves as the investment adviser for the ABN AMRO Money Market Funds pursuant to an interim investment advisory agreement dated October 17, 2007. AAAM is an indirect subsidiary of ABN AMRO Holdings N.V. ("ABN AMRO"). On October 10, 2007, a consortium comprised of The Royal Bank of Scotland Group plc, Banco Santander Central Hispano and Fortis N.V. announced the successful completion of a tender offer for substantially all of the shares of ABN AMRO (the "Tender Offer"). The Tender Offer, which settled on October 17, 2007, was deemed to cause an "assignment" and automatic termination of the investment advisory agreements for the ABN AMRO Money Market Funds with AAAM. The consortium has announced its intent to transfer the asset management business of ABN AMRO to Fortis N.V., subject to the completion of due diligence and regulatory approvals. There is no assurance that the acquisition of ABN AMRO will be consummated as contemplated. The Tender Offer and subsequent restructuring of ABN AMRO are collectively referred to as the "Transaction".

      On October 16, 2007, the Board of Trustees of Aston Funds voted to approve interim investment advisory agreements with AAAM for the ABN AMRO Money Market Funds, effective following automatic termination of the current agreement. The terms of the interim agreements are substantially the same as the previous agreements except for term and termination provisions.

      AAAM is located at 135 S. LaSalle Street, Chicago, Illinois 60603. See the section entitled "Subadvisers" below for more information on AAAM.

      For the services provided and the expenses assumed pursuant to the investment advisory agreement between the money market funds and AAAM, AAAM receives a fee based on each Fund's average daily net assets, computed daily and payable monthly, at the following annual rates:

                                                                    GROSS ADVISORY FEE
                                                                    (AS A % OF AVERAGE
                                  FUND                              DAILY NET ASSETS)
-------------------------------------------------------------       ------------------
Aston/ABN AMRO Investor Money Market.................                     0.40%
ABN AMRO Government Money Market.....................                     0.20%
ABN AMRO Money Market........................................             0.35%
ABN AMRO Tax-Exempt Money Market.............................             0.35%
ABN AMRO Treasury Money Market...............................             0.35%
ABN AMRO Institutional Prime Money Market....................             0.10%

      Aston has entered into an Expense Limitation Agreement with the Trust, on behalf of each Fund, through February 28, 2009, for the following Funds:

                        FUND                           CLASS I      CLASS N
-------------------------------------------------      -------      -------
Aston/Veredus Select Growth Fund.................        1.05%        1.30%
Aston/TAMRO All Cap Fund.........................          --         1.20%
Aston Value Fund.................................        0.82%        1.07%
Aston/River Road Dynamic Equity Income Fund......        1.05%        1.30%
Aston/Optimum Mid Cap Fund.......................        1.15%        1.40%
Aston/Veredus Aggressive Growth Fund.............        1.24%        1.49%
Aston/TAMRO Small Cap Fund.......................        1.05%        1.30%
Aston/River Road Small Cap Value Fund............        1.25%        1.50%
Aston/ABN AMRO Real Estate Fund..................        1.12%        1.37%
Aston/Veredus SciTech Fund.......................          --         1.60%
Aston/TCH Fixed Income Fund......................        0.49%        0.74%
Aston/TCH Investment Grade Bond Fund.............        0.64%        0.89%

      Aston has entered into an Expense Reimbursement Agreement with the Trust, on behalf of each Fund, through February 28, 2009, for the following Funds:

                       FUND                               CLASS I       CLASS N
-----------------------------------------------------     -------       --------
Aston/Optimum Large Cap Opportunity Fund.............         --          1.40%
Aston/River Road Small-Mid Cap Fund..................       1.25%         1.50%
Aston/ABN AMRO Global Real Estate Fund...............         --          1.50%
Aston/Neptune International Fund.....................       1.02%          --

      In addition, Aston/Optimum Large Cap Opportunity Fund - Class N, Aston/River Road Small-Mid Cap Fund - Classes N and I, Aston/ABN AMRO Global Real Estate Fund - Class N, and Aston/Neptune International Fund - Class I have agreed that during any of the first three years subsequent to a Fund's commencement of operations for a period of up to three years from the date following any waiver or reimbursement by Aston to repay such amount to the extent that the Fund's expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

      AAAM has entered into an Expense Limitation Agreement with the Trust, through February 28, 2009 for the following Funds:

                        FUND                           CLASS I      CLASS S
-------------------------------------------------      -------      -------
ABN AMRO Government Money Market Fund............        0.31%       0.63%
ABN AMRO Money Market Fund.......................        0.37%       0.73%
ABN AMRO Tax-Exempt Money Market Fund............        0.33%       0.58%
ABN AMRO Treasury Money Market Fund..............        0.36%       0.61%

      Aston may from time to time voluntarily waive a portion of its advisory fees with respect to the Funds and/or reimburse a portion of the Funds' expenses. These voluntary waivers do not include fees and expenses from investment in other investment companies (acquired funds) or interest expense. Aston may terminate such voluntary waivers/reimbursements at any time. Aston has agreed to voluntarily waive management fees and/or reimburse expenses for the following funds:

                       FUND                            CLASS I      CLASS N
-------------------------------------------------      -------      -------
Aston/Montag& Caldwell Balanced Fund.................    1.10%        1.35%
Aston/McDonnell Municipal Bond Fund..................      --         0.85%
Aston/Optimum Large Cap Opportunity Fund.............      --         1.10%
Aston/TCH Fixed Income Fund..........................    0.39%        0.64%

      Prior to December 1, 2006, AAAM served as investment adviser to Aston/ABN AMRO Growth Fund, Aston Value Fund, Aston/Optimum Mid Cap Fund, Aston/ABN AMRO Real Estate Fund, Aston Balanced Fund, Aston/TCH Fixed Income Fund, Aston/TCH Investment Grade Bond Fund, and Aston/McDonnell Municipal Bond Fund; Montag & Caldwell, Inc. ("Montag & Caldwell") served as investment adviser for Aston/Montag & Caldwell Growth Fund and Aston/Montag & Caldwell Balanced Fund; TAMRO Capital Partners, LLC ("TAMRO") served as investment adviser for Aston/TAMRO All Cap Fund and Aston/TAMRO Small Cap Fund; Veredus Asset Management LLC ("Veredus") served as investment adviser for Aston/Veredus Select Growth Fund, Aston/Veredus Aggressive Growth Fund and Aston/Veredus SciTech Fund; and River Road Asset Management, LLC ("River Road") served as investment adviser for Aston/River Road Dynamic Equity Income Fund and Aston/River Road Small Cap Value Fund. AAAM or one of its affiliates has been the investment adviser for Aston/ABN AMRO Investor Money Market Fund, ABN AMRO Government Money Market Fund, ABN AMRO Money Market Fund, ABN AMRO Tax-Exempt Money Market Fund, ABN AMRO Treasury Money Market Fund and ABN AMRO Institutional Money Market Fund since their inception.

      The investment advisory fees earned and waived by the investment adviser for each Fund for the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005 as well as any fees waived or expenses reimbursed, are set forth below.

      Fiscal year ended October 31, 2007


                                                            GROSS
                                                        ADVISORY FEES                  NET ADVISORY
                                                          EARNED BY         WAIVED    FEES AFTER FEE      REIMBURSED
                       FUND                               ADVISERS           FEES        WAIVERS           EXPENSES
---------------------------------------------------     -------------     ---------   --------------    --------------
Aston/Montag & Caldwell Growth Fund................     $ 13,171,967      $     --    $  13,171,967     $           --

Aston/ABN AMRO Growth Fund.........................        4,537,408            --        4,537,408                 --

Aston/Veredus Select Growth Fund...................          328,522       (90,594)         237,928                 --

Aston/Optimum Large Cap Opportunity Fund*..........           95,238       (95,238)              --           (44,354)

Aston/TAMRO All Cap Fund...........................          125,112       (84,623)          40,489                 --

Aston Value Fund...................................        3,150,174      (872,218)       2,277,956                 --

Aston/River Road Dynamic Equity Income Fund........          234,559       (76,712)         158,387                 --

Aston/Optimum Mid Cap Fund.........................        5,905,944            --        5,905,944                 --

Aston/River Road Small-Mid Cap Fund**..............           63,321       (63,321)              --           (35,205)

Aston/Veredus Aggressive Growth Fund...............        2,957,861            --        2,957,861                 --

Aston/TAMRO Small Cap Fund.........................        3,114,389      (108,979)       3,005,410                 --

Aston/River Road Small Cap Value Fund..............        2,856,920            --        2,856,920                 --

Aston/ABN AMRO Real Estate Fund....................        1,118,165       (96,979)       1,021,186                 --

Aston/Veredus SciTech Fund.........................           32,522       (32,522)              --           (47,449)

Aston/ABN AMRO Global Real Estate Fund ***.........           49,993       (42,416)           7,577                 --

Aston/Neptune International Fund ***...............            4,613        (4,613)              --           (43,689)

Aston/Montag & Caldwell Balanced Fund..............          165,101       (79,957)          85,144                 --

Aston Balanced Fund................................          298,963            --          298,963                 --

Aston/TCH Fixed Income Fund........................          552,489      (312,985)         239,504                 --

Aston/TCH Investment Grade Bond Fund...............          105,553      (105,553)              --            (5,168)

Aston/McDonnell Municipal Bond Fund................          131,050      (109,752)          21,298                 --

Aston/ABN AMRO Investor Money Market Fund............        242,791            --          242,791                 --

ABN AMRO Government Money Market Fund................        928,819            --          928,819                 --

ABN AMRO Money Market Fund...........................        790,639      (283,457)         507,182                 --

ABN AMRO Tax-Exempt Money Market Fund................        997,521      (420,297)         577,224                 --

ABN AMRO Treasury Money Market Fund..................        364,275      (227,321)         136,954                 --

ABN AMRO Institutional Prime Money Market

 Fund................................................      2,347,423            --        2,347,423                 --

* The Aston/Optimum Large Cap Opportunity Fund commenced operations on December 28, 2006.

**    The Aston/River Road Small-Mid Cap Fund commenced operations on
      March 28, 2007.

*** The Aston/ABN AMRO Global Real Estate Fund and Aston/Neptune International Fund commenced operations on August 3, 2007 and August 6, 2007, respectively.

      Fiscal year ended October 31, 2006

                                                          GROSS                       NET ADVISORY
                                                         ADVISORY                      FEES AFTER
                                                       FEES EARNED       WAIVED           FEE           REIMBURSED
                       FUND                            BY ADVISERS        FEES          WAIVERS          EXPENSES
--------------------------------------------------    -------------    ---------      --------------    ----------
Aston/Montag & Caldwell Growth Fund...............    $  15,701,539    $      --      $   15,701,539    $      --
Aston/ABN AMRO Growth Fund........................        7,425,844           --           7,425,844           --
Aston/Veredus Select Growth Fund..................          212,039     (117,947)             94,092           --
Aston/TAMRO All Cap Fund..........................          153,760      (63,426)             90,334           --
Aston Value Fund*.................................        2,559,423     (708,841)          1,850,582           --
Aston/River Road Dynamic Equity Income Fund.......           53,131      (53,131)                 --      (36,432)
Aston/Optimum Mid Cap Fund........................        4,870,333           --           4,870,333           --
Aston/TAMRO Small Cap Fund........................        1,668,134     (220,883)          1,447,251           --
Aston/River Road Small Cap Value Fund.............          399,699     (157,761)            241,938           --
Aston/ABN AMRO Real Estate Fund*..................        1,025,806      (94,064)            931,742           --
Aston/Veredus Aggressive Growth Fund..............        6,741,085           --           6,741,085           --
Aston/Veredus SciTech Fund........................           42,652      (42,652)                 --      (20,047)
Aston/Montag & Caldwell Balanced Fund.............          370,227           --             370,227           --
Aston Balanced Fund...............................          634,456           --             634,456           --
Aston/TCH Fixed Income Fund.......................          892,032     (353,812)            538,220           --
Aston/TCH Investment Grade Bond Fund..............          160,058      (77,828)             82,230           --
Aston/McDonnell Municipal Bond Fund...............          382,920     (343,342)             39,578           --
Aston/ABN AMRO Investor Money Market Fund.........          399,969           --             399,969           --
ABN AMRO Government Money Market Fund.............          982,518           --             982,518           --
ABN AMRO Money Market Fund........................          623,373     (239,539)            383,834           --
ABN AMRO Tax-Exempt Money Market Fund.............        1,030,909     (382,909)            648,000           --
ABN AMRO Treasury Money Market Fund...............          596,285     (221,478)            374,807           --
ABN AMRO Institutional Prime Money Market Fund....        2,486,473           --           2,486,473           --

----------
* Prior to January 1, 2006, ABN AMRO Asset Management (USA) LLC ("AAAM LLC") was the investment adviser to Aston Value Fund and Aston/ABN AMRO Real Estate Fund. On January 1, 2006, AAAM LLC merged into AAAM. From January 1, 2006 until November 30, 2006, AAAM assumed AAAM LLC's responsibilities under AAAM LLC's investment advisory agreements with the Funds and related Sub-Investment Advisory agreements and became the Funds' Investment Adviser. Both entities are indirect and wholly-owned subsidiaries of ABN AMRO Holding N.V. and have substantially the same directors and officers.

      Fiscal year ended October 31, 2005

                                                        GROSS                       NET ADVISORY
                                                       ADVISORY                      FEES AFTER
                                                     FEES EARNED       WAIVED           FEE           REIMBURSED
                       FUND                          BY ADVISERS        FEES          WAIVERS          EXPENSES
-------------------------------------------------    ------------     ----------    ------------     -----------
Aston/River Road Dynamic Equity Income Fund*.....    $     11,806     $ (11,806)    $         --     $  (12,048)
Aston/ABN AMRO Growth Fund.......................       9,706,417            --        9,706,417             --
Aston/Montag & Caldwell Growth Fund..............      19,497,356            --       19,497,356             --
Aston/TAMRO All Cap Fund.........................         172,330       (72,721)          99,609             --
Aston Value Fund**...............................       2,125,715      (577,416)       1,548,299             --
Aston/Veredus Select Growth Fund.................          42,981       (42,981)              --        (25,401)
Aston/Optimum Mid Cap Fund.......................       4,232,895            --        4,232,895             --
Aston/River Road Small Cap Value Fund*...........          16,425       (16,425)              --         (8,444)
Aston/TAMRO Small Cap Fund.......................       1,422,145      (169,901)       1,252,244             --
Aston/Veredus Aggressive Growth Fund.............       7,028,390            --        7,028,390             --
Aston/ABN AMRO Real Estate Fund**................         816,890       (67,989)         748,901             --
Aston/Veredus SciTech Fund.......................          54,777       (54,777)              --        (15,927)
Aston Balanced Fund..............................       1,469,749            --        1,469,749             --
Aston/Montag & Caldwell Balanced Fund............         921,213            --          921,213             --
Aston/TCH Fixed Income Fund......................       1,476,450      (552,192)         924,258             --
Aston/TCH Investment Grade Bond Fund.............         195,828       (81,656)         114,172             --
Aston/McDonnell Municipal Bond Fund..............         396,859      (346,836)          50,023             --
Aston/ABN AMRO Investor Money Market Fund........         632,596            --          632,596             --
ABN AMRO Government Money Market Fund............         909,029            --          909,029             --
ABN AMRO Money Market Fund.......................         536,767      (217,464)         319,303             --
ABN AMRO Tax-Exempt Money Market Fund............       1,009,500      (372,649)         636,851             --
ABN AMRO Treasury Money Market Fund..............         921,284      (306,479)         614,805             --
ABN AMRO Institutional Prime Money Market Fund...       2,395,694            --        2,395,694             --

----------
* Aston/River Road Dynamic Equity Income Fund and Aston/River Road Small Cap Value Fund commenced operations on June 28, 2005.

** Prior to January 1, 2006, ABN AMRO Asset Management (USA) LLC ("AAAM LLC") was the investment adviser to Aston Value Fund and Aston/ABN AMRO Real Estate Fund. On January 1, 2006, AAAM LLC merged into AAAM. From January 1, 2006 until November 30, 2006, AAAM assumed AAAM LLC's responsibilities under AAAM LLC's investment advisory agreements with the Funds and related Sub-Investment Advisory agreements and became the Funds' Investment Adviser. Both entities are indirect and wholly-owned subsidiaries of ABN AMRO Holding N.V. and have substantially the same directors and officers.

      Under the Investment Advisory Agreement and the investment advisory agreements between AAAM and the Trust on behalf of each of Aston/ABN AMRO Investor Money Market Fund, ABN AMRO Government Money Market Fund, ABN AMRO Money Market Fund, ABN AMRO Tax-Exempt Money Market Fund, ABN AMRO Treasury Money Market Fund and ABN AMRO Institutional Prime Money Market Fund (the "Investment Advisory Agreements"), the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the performance of the Investment Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

      The Investment Advisory Agreements are terminable with respect to a Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of a Fund, at any time without penalty, on 60 days' written notice to the applicable investment adviser. Aston or AAAM may also terminate its advisory relationship with respect to a Fund on 60 days' written notice to the Trust. The Investment Advisory Agreements terminate automatically in the event of their assignment.

      Under the Investment Advisory Agreements, each investment adviser shall:
(i) manage the investment and reinvestment of the assets of the Funds, (ii) continuously review, supervise and administer the investment program of the Funds, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Investment Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Investment Adviser's discharge of the foregoing responsibilities. Each Investment Adviser shall discharge the foregoing responsibilities subject to the oversight of the Trust's officers and the Board of Trustees and in compliance with the objectives, policies and limitations set forth in the Trust's then effective prospectuses and SAI.

      The Investment Advisory Agreements continue in effect for each Fund from year to year for so long as its continuation is approved at least annually (a) by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund or (b) by the shareholders of the Fund or the Board of Trustees.

      The Investment Advisory Agreement with Aston also provides that Aston shall have the authority, subject to applicable provisions of the 1940 Act and the regulations thereunder, to select one or more Subadvisers to provide day-to-day portfolio management with respect to all or a portion of the assets of any of the Funds and to allocate and reallocate the assets of a Fund between and among any Subadvisers so selected pursuant to a "manager of managers" structure. Under this structure, Aston also has the authority to retain and terminate Subadvisers, engage new Subadvisers and make material revisions to the terms of the Sub-Investment Advisory Agreements subject to approval of the Board of Trustees, but not shareholder approval.

      As described above, Aston is paid an annual management fee based on the average daily net assets of a Fund. Out of its fee, Aston pays the Subadviser(s) of each Fund. Fees paid to a Subadviser of a Fund with multiple Subadvisers will depend upon the fee rate negotiated with Aston and upon the percentage of the Fund's assets allocated to that Subadviser by Aston. Because Aston will pay each Subadviser's fees out of its own fees from the Funds, there will not be any "duplication" of advisory fees paid by the Funds.

         A discussion regarding the Board's basis for approving the Funds' Investment Advisory Agreements for each Fund other than the Aston/Optimum Large Cap Opportunity Fund, Aston/River Road Small-Mid Cap Fund, Aston/ABN AMRO Global Real Estate Fund, Aston/Neptune International Fund and the ABN AMRO Money Market Funds is available in the shareholder report dated October 31, 2006. The discussion for the Aston/Optimum Large Cap Opportunity Fund and Aston/River Road Small-Mid Cap Fund is available in the shareholder report dated April 30, 2007 and the discussion for the Aston/ABN AMRO Global Real Estate Fund and Aston/Neptune International Fund is available in the shareholder report dated October 31, 2007. The discussion regarding the Board's basis for approving the interim investment advisory agreements for the ABN AMRO Money Market Funds in connection with the Transaction is available in the shareholder report dated October 31, 2007.

THE SUBADVISERS

      On November 30, 2006, Aston entered into Sub-Investment Advisory Agreements with AAAM (on behalf of Aston/ABN AMRO Real Estate Fund ); Montag & Caldwell (on behalf of Aston/Montag & Caldwell Growth Fund and Aston/Montag & Caldwell Balanced Fund); Veredus (on behalf of Aston/Veredus Aggressive Growth Fund, Aston/Veredus SciTech Fund and Aston/Veredus Select Growth Fund); River Road (on behalf of Aston/River Road Dynamic Equity Income Fund and Aston/River Road Small Cap Value Fund); MFS Institutional Advisors Inc. ("MFS") (on behalf of Aston Value Fund); Optimum Investment Advisors, LLC ("Optimum") (on behalf of Aston/Optimum Mid Cap Fund); Taplin, Canida & Habacht Inc. ("Taplin") (on behalf of Aston/TCH Fixed Income Fund, Aston/TCH Investment Grade Bond Fund and the fixed income portion of Aston Balanced Fund); and McDonnell Investment Management, LLC ("McDonnell") (on behalf of Aston/McDonnell Municipal Bond
Fund). On December 28, 2006, Aston entered into a Sub-Investment Advisory Agreement with Optimum on behalf of Aston/Optimum Large Cap Opportunity Fund. On March 28, 2007, Aston entered into a Sub-Investment Advisory Agreement with River Road on behalf of Aston/River Road Small-Mid Cap Fund. On June 30, 2007, Aston entered into a new subadvisory agreement with Tasho Investment, LLC (on behalf of Aston/TAMRO All Cap Fund and Aston/TAMRO Small Cap Fund.) On July 20, 2007, Aston entered into a Sub-Investment Advisory Agreement with Neptune Investment Management Limited ("Neptune") on behalf of Aston/Neptune International Fund; and AAAM on behalf of Aston/ABN AMRO Global Real Estate Fund. On January 1, 2008, Aston entered into a Sub-Investment Advisory Agreement with Montag & Caldwell on behalf of Aston/ABN AMRO Growth Fund and the equity portion of Aston Balanced Fund.

      AAAM, Montag & Caldwell, River Road and Veredus are each indirect indirect subsidiaries of ABN AMRO (the "ABN AMRO Subsidiaries"). In connection with the Transaction described on page 54, the Tender Offer, which settled on October 17, 2007, was deemed to cause an "assignment" and automatic termination of each Investment Advisory Agreement or Sub-Investment Advisory Agreement with the ABN AMRO subsidiaries. The consortium has announced its intent to transfer the asset management business of ABN AMRO to Fortis N.V., subject to the completion of due diligence and regulatory approvals. There is no assurance that the acquisition of ABN AMRO will be consummated as contemplated.

      On October 16, 2007, the Board of Trustees of Aston Funds voted to approve new Sub-Investment Advisory Agreements with the then current sub-adviser of Aston Balanced Fund, Aston/ABN AMRO Growth Fund, Aston/ABN AMRO Real Estate Fund, Aston/ABN AMRO Global Real Estate Fund, Aston/Montag & Caldwell Balanced Fund, Aston/Montag & Caldwell Growth Fund, Aston/River Road Dynamic Equity Income Fund, Aston/River Road Small Cap Value Fund, Aston/River Road Small-Mid Cap Fund, Aston/Veredus Aggressive Growth Fund, Aston/Veredus SciTech Fund and Aston/Veredus Select Growth Fund, in each case effective following automatic termination of the previous agreement. The terms of the new sub-investment advisory agreements are substantially the same as the previous agreements except for term and termination provisions. Shareholders of such funds received an information statement in accordance with the terms of a manager-of-managers exemptive order applicable to those Funds.

      Effective as of January 1, 2008, Montag & Caldwell replaced AAAM as the Subadviser to Aston/ABN AMRO Growth Fund and Aston Balanced Fund ("Equity Portion").

      Under each Sub-Investment Advisory Agreement, each Subadviser manages a portfolio of the Fund, selects investments and places all orders for purchases and sales of that Fund's securities, subject to the general oversight of the Board of Trustees of the Trust and the Investment Adviser. In addition, except as may otherwise be prohibited by law or regulation, a Subadviser may, in its discretion and from time to time, waive a portion of its fee.

      Each Sub-Investment Advisory Agreement provides that neither a Subadviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to a Fund or any shareholder of a Fund for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by a Subadviser of its duties under the Sub-Investment Advisory Agreement except for liability resulting from willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Investment Advisory Agreement. Each of the Sub-Investment Advisory Agreements continues for the same term as the Investment Advisory Agreement and is subject to the same requirements for renewal.

      For the services provided pursuant to the Sub-Investment Advisory Agreements, the Investment Adviser pays each Subadviser a fee computed daily and payable monthly, as described below. In addition, under certain circumstances, a Subadviser may be obligated to pay Aston in the event the formula below results in a negative amount.

                           FUND                                              SUB-INVESTMENT ADVISORY FEE
--------------------------------------------------------    --------------------------------------------------------
Aston/Montag & Caldwell Growth Fund.....................    50% of: Advisory Fee Less Expense Waivers/Reimbursements
                                                                   and Payments to Third-Party Intermediaries

Aston/ABN AMRO Growth Fund..............................    50% of: Advisory Fee Less Expense Waivers/Reimbursements
                                                                   and Payments to Third-Party Intermediaries

Aston/Veredus Select Growth Fund........................    50% of: Advisory Fee Less Expense Waivers/Reimbursements
                                                                   and Payments to Third-Party Intermediaries

Aston/Optimum Large Cap Opportunity Fund                    50% of: Advisory Fee Less Expense Waivers/Reimbursements
                                                                   and Payments to Third-Party Intermediaries

Aston/TAMRO All Cap Fund................................    50% of: Advisory Fee Less Expense Waivers/Reimbursements
                                                                   and Payments to Third-Party Intermediaries

Aston Value Fund*.......................................                   0.40% of 1st $125 million
                                                                            0.30% over $125 million

Aston/River Road Dynamic Equity Income Fund.............    50% of: Advisory Fee Less Expense Waivers/Reimbursements
                                                                   and Payments to Third-Party Intermediaries

Aston/Optimum Mid Cap Fund**............................                0.30% for the first $100 million
                                                                        0.25% for the next $300 million
                                                                        0.20% for the next $400 million
                                                                             0.30% over $1 billion

Aston/River Road Small-Mid Cap Fund.....................    50% of: Advisory Fee Less Expense Waivers/Reimbursements
                                                                   and Payments to Third-Party Intermediaries

Aston/Veredus Aggressive Growth Fund....................    50% of: Advisory Fee Less Expense Waivers/Reimbursements
                                                                   and Payments to Third-Party Intermediaries

Aston/TAMRO Small Cap Fund..............................    50% of: Advisory Fee Less Expense Waivers/Reimbursements
                                                                   and Payments to Third-Party Intermediaries

Aston/River Road Small Cap Value Fund...................    50% of: Advisory Fee Less Expense Waivers/Reimbursements
                                                                   and Payments to Third-Party Intermediaries

--------
* Fee schedule as of March 1, 2007. Prior to that date, the schedule was 0.40% of 1st $250 million, 0.35% of next $250 million and 0.325% over $500 million.

** Fee schedule as of January 1, 2008. Prior to that date, the schedule was 0.30% for the first $100 million, 0.25% for the next $300 million and 0.20% over $400 million.

                           FUND                                              SUB-INVESTMENT ADVISORY FEE
--------------------------------------------------------    --------------------------------------------------------
Aston/ABN AMRO Real Estate Fund.........................    50% of: Advisory Fee Less Expense Waivers/Reimbursements
                                                                   and Payments to Third-Party Intermediaries

Aston/Veredus SciTech Fund..............................    50% of: Advisory Fee Less Expense Waivers/Reimbursements
                                                                   and Payments to Third-Party Intermediaries

Aston/ABN AMRO Global Real Estate Fund..................    50% of: Advisory Fee Less Expense Waivers/Reimbursements
                                                             and Payments to Third-Party Intermediaries. ("Base Fee
                                                            Rate"), subject to the Adjusted Fee Rate discussed below.

Aston/Neptune International Fund........................    50% of: Advisory Fee Less Expense Waivers/Reimbursements
                                                                   and Payments to Third-Party Intermediaries

Aston/Montag & Caldwell Balanced Fund...................    50% of: Advisory Fee Less Expense Waivers/Reimbursements
                                                                   and Payments to Third-Party Intermediaries

Aston Balanced Fund.....................................    50% of: Advisory Fee Less Expense Waivers/Reimbursements
                                                                   and Payments to Third-Party Intermediaries

Aston/TCH Fixed Income Fund.............................    50% of: Advisory Fee Less Expense Waivers/Reimbursements
                                                                   and Payments to Third-Party Intermediaries

Aston/TCH Investment Grade Bond Fund....................    50% of: Advisory Fee Less Expense Waivers/Reimbursements
                                                                   and Payments to Third-Party Intermediaries

Aston/McDonnell Municipal Bond Fund.....................    50% of: Advisory Fee Less Expense Waivers/Reimbursements
                                                                   and Payments to Third-Party Intermediaries

     With respect to AAAM, if the value of assets allocated to AAAM with respect to the Aston/ABN AMRO Global Real Estate Fund is greater than $25 million as of the calculation date, the fee payable to the Subadviser shall be the higher of the Base Fee Rate or the Adjusted Fee Rate. The Adjusted Fee Rate shall mean the average daily net assets of the assets managed by AAAM during the period multiplied by an annual rate calculated as follows:

                    ASSETS                                                 ANNUAL RATE
-----------------------------------------------                            -----------
Up to $25 million                                                              .00%

Greater than $25 million  and up to $50 million                                .25%

Greater than $50 million and up to $100 million                                .35%

Greater than $100 million                                                      .50%


     ABN AMRO ASSET MANAGEMENT, INC.

     AAAM serves as the Subadviser to Aston/ABN AMRO Real Estate Fund and Aston/ABN AMRO Global Real Estate Fund. AAAM is located at 135 S. LaSalle Street, Suite 2300, Chicago, Illinois 60603.

     The table below shows other accounts for which the portfolio managers of each Fund are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2007.


                                                                          NUMBER OF
                                                                          ACCOUNTS            ASSETS
                                                                        MANAGED WITH        MANAGED WITH
                                        NUMBER OF     TOTAL ASSETS      ADVISORY FEE       ADVISORY FEE
                                        ACCOUNTS      MANAGED (IN         BASED ON            BASED ON
                                         MANAGED       MILLIONS)        PERFORMANCE         PERFORMANCE
                                       ----------     ------------     -------------       -------------
NANCY J. HOLLAND, CPA(1)
Registered Investment Companies .....        0             N/A               0                   N/A
Other Pooled Investment Vehicles ....        1        $   21.4               0                   N/A
Other Accounts ......................       26        $6,611.4               0                   N/A

JOSEPH PAVNICA(1)
Registered Investment Companies .....        0             N/A               0                   N/A
Other Pooled Investment Vehicles ....        1        $   21.4               0                   N/A
Other Accounts ......................       20        $6,231.4               0                   N/A

MENNO SLOTERDIJK(1)
Registered Investment Companies......        0             N/A               0                   N/A
Other Pooled Investment Vehicles.....        1        $   21.4               0                   N/A
Other Accounts.......................       20        $6,283.4               0                   N/A

MATTHEW HOULT(1)
Registered Investment Companies......        0             N/A               0                   N/A
Other Pooled Investment Vehicles.....        1        $   21.4               0                   N/A
Other Accounts.......................       20        $ 6364.4               0                   N/A

(1) Ms. Holland and Mr. Pavnica are jointly responsible for the management of Aston/ABN AMRO Real Estate Fund; Ms. Holland and Messrs. Pavnica, Sloterdijk and Hoult are jointly responsible for the management of Aston/ABN AMRO Global Real Estate Fund.

     Compensation.

     Aston/ABN AMRO Real Estate Fund - The portfolio managers receive a base salary and a performance-based bonus. Base salaries are reviewed annually against peer data from McLagan Partners to assure competitiveness. Bonus pools are also based on McLagan data and are awarded based on performance objectives relevant to the portfolio manager's position. Bonus compensation is primarily based on the performance of the portfolio manager's portfolios relative to peer performance and the relevant benchmark. The peer group and benchmark for the Fund is the one-, three- and five-year performance of the Lipper Real Estate Funds category and MSCI US REIT Index, respectively. Other bonus criteria include participation in the global property group, budget management, marketing activities and overall firm profitability. Compensation is not based on the value of assets held in the Fund's portfolio.

     Aston/ABN AMRO Global Real Estate Fund - The portfolio managers receive a base salary and a performance-based bonus. Base salaries are reviewed annually against peer data from McLagan Partners, or other local market data, to assure competitiveness. Bonus pools are also based on McLagan data, or other local market data, and are awarded based on performance objectives relevant to the portfolio manager's position. Bonus compensation is primarily based on the performance of the portfolio managers' portfolios relative to peer performance and the relevant benchmark. The peer group and benchmark for the Fund is the one- and three-year performance of the Global Property Research 250 Net Index. Other bonus criteria include participation in the global property group, budget management, marketing activities and overall firm profitability.

     Material Conflicts of Interest. The portfolio managers for each Fund above manage multiple accounts, including their respective Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. AAAM Inc. has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

     MONTAG & CALDWELL INC.

     Montag & Caldwell is the Subadviser for Aston/Montag & Caldwell Growth Fund, Aston/Montag & Caldwell Balanced Fund, Aston/ABN AMRO Growth Fund and the equity portion of Aston Balanced Fund. Montag & Caldwell is located at 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326.


     The table below shows other accounts for which the portfolio manager of the Funds listed above is jointly and primarily responsible for the day-to-day portfolio management as of January 31, 2008.

                                                                                     NUMBER OF           ASSETS
                                                                                     ACCOUNTS          MANAGED WITH
                                                                                   MANAGED WITH        ADVISORY FEE
                                              NUMBER OF        TOTAL ASSETS        ADVISORY FEE         BASED ON
                                              ACCOUNTS         MANAGED (IN          BASED ON          PERFORMANCE
                                               MANAGED           MILLIONS)          PERFORMANCE       (IN MILLIONS)
                                              ---------        ------------        -------------      --------------
RONALD E. CANAKARIS, CFA
Registered Investment Companies.......             1             $   337                0                 N/A
Other Pooled Investment Vehicles......             0                 N/A                0                 N/A
Other Accounts........................             8             $ 1,199                0                 N/A

     Compensation. Compensation for the portfolio manager includes an annual fixed base salary plus incentive compensation (which may be significantly larger than the base salary). The total incentive compensation pool is a fixed percentage of the firm's income. Montag & Caldwell's revenue is entirely dependent on the management fees earned from its clients, and Aston Funds is a significant client. In order to retain clients and generate revenue and income, Montag & Caldwell must continue to demonstrate predictable, value-added investment returns. Individual shares of the incentive pool are based on each participant's contribution to performance and client service. Compensation is not directly related to the size, growth or fees received from the management of any particular portfolios.

     Material Conflicts of Interest. The portfolio manager for the Funds manages multiple accounts, including each respective Fund. The portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund to the extent of client restrictions on accounts, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. Montag & Caldwell has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, including policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

     TAMRO CAPITAL PARTNERS, LLC

     TAMRO is the Subadviser for Aston/TAMRO All Cap Fund and Aston/TAMRO Small Cap Fund. TAMRO is located at 1660 Duke Street, Alexandria, Virginia 22314.

     The table below shows other accounts for which the portfolio manager of the Funds listed above is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2007.

                                                                   NUMBER OF           ASSETS
                                                                    ACCOUNTS        MANAGED WITH
                                                                  MANAGED WITH      ADVISORY FEE
                                    NUMBER OF     TOTAL ASSETS    ADVISORY FEE        BASED ON
                                    ACCOUNTS      MANAGED (IN       BASED ON        PERFORMANCE
                                     MANAGED       MILLIONS)      PERFORMANCE      (IN MILLIONS)
                                    --------      ----------      -----------      -------------
PHILIP D. TASHO, CFA
Registered Investment Companies....     1            $135.4             0               N/A
Other Pooled Investment Vehicles...     0               N/A             0               N/A
Other Accounts.....................   166            $184.0             0               N/A

     Compensation. Compensation for the portfolio manager has three components: base salary, performance incentive and profit sharing through equity ownership. The performance incentive is based on an average of the investment performance of the manager's two strategies, (small cap and all cap) relative to peer performance and the relevant benchmarks. A 25% weighting is applied to the one-year return and a 75% weighting is applied to the three-year return. The relevant benchmarks for the manager's two strategies are the Russell 2000 Index and Russell 3000 Index, respectively. Full performance incentive is awarded for top quartile performance; no incentive payment is given for below median performance and incentive awards are interpolated for performance between the median and the 25th percentile. As an equity owner in the firm, the portfolio manager will receive his proportionate share of the profits of the firm. Firm profitability is driven by assets under management which in turn is driven by investment performance. TAMRO has identified a maximum amount of assets to be managed in the small cap strategy.

     Material Conflicts of Interest. The portfolio manager for the Funds manages multiple accounts, including each respective Fund. The portfolio manager makes decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. The portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. TAMRO has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

     VEREDUS ASSET MANAGEMENT LLC

     Veredus is the Subadviser for Aston/Veredus Aggressive Growth Fund, Aston/Veredus SciTech Fund and Aston/Veredus Select Growth Fund. Veredus is located at One Paragon Center, 6060 Dutchmans Lane, Louisville, Kentucky 40205.

     The table below shows other accounts for which the portfolio managers of the Funds listed above are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2007.

                                                                            NUMBER OF           ASSETS
                                                                             ACCOUNTS        MANAGED WITH
                                                                           MANAGED WITH      ADVISORY FEE
                                             NUMBER OF     TOTAL ASSETS    ADVISORY FEE        BASED ON
                                             ACCOUNTS      MANAGED (IN       BASED ON        PERFORMANCE
                                              MANAGED       MILLIONS)      PERFORMANCE      (IN MILLIONS)
                                             --------      ------------    -----------      -------------
B. ANTHONY WEBER(1)
Registered Investment Companies.......             1             $ 463           0                 N/A
Other Pooled Investment Vehicles......             1             $  33           1                 $33
Other Accounts........................            17             $ 870           0                 N/A

CHARLES P. MCCURDY, JR. CFA(1)
Registered Investment Companies.......             1             $ 463           0                 N/A
Other Pooled Investment Vehicles......             1             $  33           1                 $33
Other Accounts........................            17             $ 870           0                 N/A

CHARLES F. MERCER, JR. CFA(1)
Registered Investment Companies.......             1             $ 463           0                 N/A
Other Pooled Investment Vehicles......             1             $  33           1                 $33
Other Accounts........................            17             $ 870           0                 N/A

(1) Messrs. Weber, McCurdy and Mercer are jointly responsible for the management of the Aston/Veredus Select Growth Fund; Messrs. Weber and McCurdy are jointly responsible for the management of the Aston/Veredus Aggressive Growth Fund; and Messrs. McCurdy and Mercer are jointly responsible for the management of Aston/Veredus SciTech Fund.

     Compensation. Compensation for the portfolio managers listed above includes an annual base salary and a performance/ownership share. The performance/ownership bonus, which typically represents a significant majority of total compensation, is based on each portfolio manager's ownership share in the firm's income. Veredus's income will be determined mainly by the investment performance of accounts in the firm of which the Aston Funds are a significant percentage. Compensation is not directly based on value of assets held in the Fund's portfolio, and Veredus has already determined the maximum amount of assets that can be managed in each investment style and communicated such amounts to the Funds' Trustees.

     Material Conflicts of Interest. The portfolio managers for each Fund manage multiple accounts, including their respective Fund and a hedge fund from which Veredus receives a performance based fee and in which members of Veredus have an interest. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. Veredus has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

     RIVER ROAD ASSET MANAGEMENT, LLC

     River Road is the Subadviser to Aston/River Road Dynamic Equity Income Fund , Aston/River Road Small Cap Value Fund and Aston/River Road Small-Mid Cap Fund. River Road is located at Meidinger Tower, Suite 1600, 462 South Fourth Street, Louisville, Kentucky 40202.

     The table below shows other accounts for which the portfolio managers of the Funds listed above are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2007.

                                                                           NUMBER OF
                                                                            ACCOUNTS           ASSETS
                                                                          MANAGED WITH      MANAGED WITH
                                          NUMBER OF      TOTAL ASSETS     ADVISORY FEE      ADVISORY FEE
                                           ACCOUNTS       MANAGED (IN       BASED ON          BASED ON
                                           MANAGED         MILLIONS)      PERFORMANCE        PERFORMANCE
                                          ---------      ------------     -----------       ------------
JAMES C. SHIRCLIFF, CFA(1)
Registered Investment Companies ......        1            $  244              0               N/A
Other Pooled Investment Vehicles .....        6            $1,313              0               N/A
Other Accounts .......................       61            $  838              0               N/A

HENRY SANDERS, CFA(1)
Registered Investment Companies ......        1            $  244              0               N/A
Other Pooled Investment Vehicles .....        6            $1,313              0               N/A
Other Accounts .......................       61            $  838              0               N/A

THOMAS S. FORSHA, CFA(1)
Registered Investment Companies ......        0               N/A              0               N/A
Other Pooled Investment Vehicles .....        4            $1,299              0               N/A
Other Accounts .......................        3            $   14              0               N/A

R. ANDREW BECK, CFA(1)
Registered Investment Companies ......        1            $  244              0               N/A
Other Pooled Investment Vehicles .....        2            $   14              0               N/A
Other Accounts .......................       58            $  823              0               N/A

(1) Messrs. Shircliff, Sanders and Forsha are jointly responsible for the management of the Aston/River Road Dynaimc Equity Income Fund; Messrs. Shircliff, Sanders and Beck are jointly responsible for the management of the Aston/River Road Small Cap Value Fund and Aston/River Road Small-Mid Cap Fund.

     Compensation. Compensation for each portfolio manager listed above includes an annual fixed base salary plus potential incentive compensation up to a pre-determined fixed percentage rate of base salary. Seventy percent of a portfolio manager's total incentive compensation is based upon the manager's risk-adjusted 3- and 5-year rolling performance for the strategy composite, versus peer group and benchmark indices. Composite performance criteria are not applied independently for the Fund, but are assumed to be encompassed among the like managed accounts in the strategy composite. The relevant index for Aston/River Road Small Cap Value Fund is the Russell 2000 Value; for Aston/River Road Dynamic Equity Income Fund, the Russell 3000 Value. The Aston/River Road Small-Mid Cap Fund's relevant index is the Russell 2500 Value. (In the absence of at least a three-year performance record, a shorter-period may be used.) Additionally, the portfolio managers each own a significant equity interest in River Road and, as such, participate in overall firm profits.

     Material Conflicts of Interest. The portfolio managers for each Fund manage multiple accounts, including their respective Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. River Road has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

     MFS INSTITUTIONAL ADVISORS INC.

     MFS is the Subadviser for Aston Value Fund. MFS is a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a wholly-owned subsidiary of Massachusetts Financial Services Company ("MFS Co."). MFS Co is an 81.8%-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which is in turn a wholly-owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc. is a wholly-owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, 14th Floor, Toronto, Canada M5H 1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Inc. at the same address.

     The table below shows other accounts for which the portfolio managers of the Fund are jointly and primarily responsible for the day-to-day portfolio management as of January 31, 2008.

                                                                             NUMBER OF
                                                                             ACCOUNTS            ASSETS
                                                                           MANAGED WITH       MANAGED WITH
                                             NUMBER OF     TOTAL ASSETS    ADVISORY FEE       ADVISORY FEE
                                             ACCOUNTS       MANAGED (IN      BASED ON           BASED ON
                                              MANAGED        MILLIONS)      PERFORMANCE       PERFORMANCE
                                             ---------     ------------    -------------      -----------
STEVEN R. GORHAM, CFA
Registered Investment Companies ......           23            $34,700           0                N/A
Other Pooled Investment Vehicles .....            3            $ 1,800           0                N/A
Other Accounts........................           21            $ 9,600           0                N/A

NEVIN P. CHITKARA
Registered Investment Companies ......           23            $34,700           0                N/A
Other Pooled Investment Vehicles .....            3            $ 1,800           0                N/A
Other Accounts........................           21            $ 9,600           0                N/A

BROOKS A. TAYLOR
Registered Investment Companies ......            7            $20,000           0                N/A
Other Pooled Investment Vehicles .....            0                N/A           0                N/A
Other Accounts........................            0                N/A           0                N/A

JOHNATHAN W. SAGE, CFA
Registered Investment Companies ......            7            $11,100           0                N/A
Other Pooled Investment Vehicles .....            0                N/A           0                N/A
Other Accounts .......................            7            $ 1,200           0                N/A

     Compensation. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

     The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

     The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or benchmark index with respect to each account. (Generally the benchmark index used is a benchmark index set forth in the Fund's prospectus to which the Fund's performance is compared. With respect to Funds with multiple portfolio managers, the index used may differ for each portfolio manager, and may not be a benchmark index set forth in the Fund's prospectus, but will be an appropriate benchmark index based on the respective portfolio manager's role in managing the Fund.) Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to portfolio performance over three-year and five-year time periods with lesser consideration given to portfolio performance over a one-year period (adjusted as appropriate if the portfolio manager has served for less than five years).

     The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

     Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

     Material Conflicts of Interest. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

     The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts of the Subadviser or its subsidiaries with similar investment objectives. A Fund's trade allocation policies may give rise to conflicts of interest if the Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Subadviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund's investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

     MFS does not receive a performance fee for its management of the Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund--for instance, those that pay a higher advisory fee and/or have a performance fee.

     OPTIMUM INVESTMENT ADVISORS, LLC

     Optimum is the Subadviser for Aston/Optimum Large Cap Opportunity Fund and Aston/Optimum Mid Cap Fund. Optimum is an independent registered investment adviser founded in 1990 with offices at 100 South Wacker Drive, Chicago, Illinois 60606. Optimum has been a subadviser to the Fund since December 22, 2003.

     The table below shows other accounts for which the portfolio managers of the Funds listed above is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2007.

                                                                                NUMBER OF
                                                                             ACCOUNTS MANAGED      ASSETS MANAGED
                                           NUMBER OF         TOTAL ASSETS    WITH ADVISORY FEE    WITH ADVISORY FEE
                                            ACCOUNTS            MANAGED          BASED ON             BASED ON
                                            MANAGED          (IN MILLIONS)      PERFORMANCE          PERFORMANCE
                                           ---------         -------------   -----------------    ------------------
THYRA ZERHUSEN(1)
Registered Investment Companies ........         1               $  192               0                   N/A
Other Pooled Investment Vehicles .......         0                  N/A               0                   N/A
Other Accounts .........................        57               $1,334               0                   N/A

ANDREW J. GOODWIN(1)
Registered Investment Companies ........         0                  N/A               0                   N/A
Other Pooled Investment Vehicles .......         0                  N/A               0                   N/A
Other Accounts .........................       169               $  230               0                   N/A

KEITH F. PINSONEAULT, CFA(1)
Registered Investment Companies ........         0                  N/A               0                   N/A
Other Pooled Investment Vehicles .......         0                  N/A               0                   N/A
Other Accounts .........................       245               $  123               0                   N/A

(1) Ms. Zerhusen is responsible for the management of Aston/Optimum Mid Cap Fund and Messrs. Goodwin and Pinsoneault are jointly responsible for the management of Aston/Optimum Large Cap Opportunity Fund.

     Compensation.

     Aston/Optimum Large Cap Opportunity Fund - Compensation for each portfolio manager includes an annual fixed base salary. In addition, the portfolio managers each own an equity interest in Optimum and, as such, participate in overall firm profits. Compensation is neither based on the value of assets held in the Fund's portfolio nor related to the performance of the Fund.


     Aston/Optimum Mid Cap Fund - Compensation for the portfolio manager includes an annual fixed base salary plus incentive compensation that is determined by the relative pre-tax performance of the Fund as compared to the Morningstar Mid Cap Category at year-end. Compensation is not based on the value of assets held in the Fund's portfolio. Compensation also includes a percentage of revenue that Optimum derives from the Mid Cap product (including the Mid Cap
Fund).

     Material Conflicts of Interest. The Portfolio Managers for each Fund manage other accounts as well as their respective Fund. The Portfolio Managers make investment selections and account transactions consistent with each account's objective. Such actions may be taken for one account and not another and may result in varying performance among clients. Optimum has in place policies and procedures designed to prevent conflicts among multiple accounts, although there can be no assurance that conflicts may not occur.

     TAPLIN, CANIDA & HABACHT INC.

     As of December 1, 2006, Taplin is the Subadviser for Aston/TCH Fixed Income Fund, Aston/TCH Investment Grade Bond Fund and the fixed income portion of Aston Balanced Fund. Taplin is a registered investment adviser founded in 1985 with offices at 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131. Prior to December 1, 2006, the Funds did not employ a subadviser.

     The table below shows other accounts for which the portfolio managers of the Funds listed above are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2007.

                                                                             NUMBER OF
                                                                              ACCOUNTS           ASSETS
                                                                            MANAGED WITH      MANAGED WITH
                                              NUMBER OF    TOTAL ASSETS     ADVISORY FEE      ADVISORY FEE
                                              ACCOUNTS      MANAGED (IN       BASED ON          BASED ON
                                               MANAGED       MILLIONS)      PERFORMANCE       PERFORMANCE
                                              ---------     ------------    -----------       -----------
TERE ALVAREZ CANIDA(1)
Registered Investment Companies.......             0               N/A             0               N/A
Other Pooled Investment Vehicles......             0               N/A             0               N/A
Other Accounts........................            82            $8,327             0               N/A

ALAN M. HABACHT(1)
Registered Investment Companies.......             0               N/A             0               N/A
Other Pooled Investment Vehicles......             0               N/A             0               N/A
Other Accounts........................            82            $8,327             0               N/A

WILLIAM J. CANIDA(1)
Registered Investment Companies.......             0               N/A             0               N/A
Other Pooled Investment Vehicles......             0               N/A             0               N/A
Other Accounts........................            82            $8,327             0               N/A

--------
(1) Ms. Canida and Messrs. Habacht and Canida are jointly responsible for the management of Aston/TCH Fixed Income Fund, Aston/TCH Investment Grade Bond Fund and the fixed income portion of Aston Balanced Fund. All accounts at TCH are managed on a team basis.

     Compensation. Compensation for the portfolio managers listed above includes an annual base salary with an additional bonus based on the profits of the company. The portfolio managers' compensation is not based on the performance of the individual Funds. Compensation is not directly based on value of assets held in the Funds' portfolios.

     Material Conflicts of Interest. The client understands that Taplin, Canida & Habacht ("TCH") will continue to furnish investment management and advisory services to others, and that TCH shall be at all times free, in its discretion, to make recommendations to others which may be the same as, or may be different from those made to the client. The client understands that it is TCH's policy to allocate, within its reasonable discretion, investment opportunities to the Account over a period of time on a fair and equitable basis relative to TCH's other accounts. The client further understands that TCH, its affiliates, and any officer, director, stockholder, employee or any member of their families may or may not have an interest in the securities whose purchase and sale TCH may recommend, and that such recommendations with respect to securities of the same kind may be the same as or different from the action which TCH, or any of its affiliates, or any partner, officer, director, stockholder, employee, or any member of their families, or other investors may take with respect hereto; provided, however, that TCH shall refrain from rendering any advice or services concerning securities of companies of which any of TCH's, or affiliates of TCH's partners, officers, directors, or employees has any economic interest, unless TCH fully discloses such conflict to the client and is authorized upon prior written approval by the client notwithstanding such disclosure.

     TCH may aggregate certain trades done on the behalf of the client with trades in the same security on the same day done on behalf of other clients of TCH that utilize the same broker as the client. The purpose of such aggregation will be to obtain for the client, where possible, a better execution price(s) than would be the case if the client's transaction were not aggregated with the trades of other clients.

     MCDONNELL INVESTMENT MANAGEMENT, LLC

     As of December 1, 2006, McDonnell became the Subadviser for Aston/McDonnell Municipal Bond Fund. McDonnell is a 100% employee owned registered investment adviser with offices at 1515 West 22nd Street, 11th Floor, Oak Brook, Illinois 60523. Prior to December 1, 2006, the Fund did not employ a subadviser.

     The table below shows other accounts for which the portfolio managers of the Fund are jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2007.

                                                                               NUMBER OF           ASSETS
                                                                                ACCOUNTS        MANAGED WITH
                                                                              MANAGED WITH      ADVISORY FEE
                                                NUMBER OF     TOTAL ASSETS    ADVISORY FEE        BASED ON
                                                ACCOUNTS      MANAGED (IN       BASED ON        PERFORMANCE
                                                 MANAGED       MILLIONS)      PERFORMANCE      (IN MILLIONS)
                                                ----------    ------------    -----------      -------------
DAWN DAGGY-MANGERSON
Registered Investment Companies ........              1          $   77            0                N/A
Other Pooled Investment Vehicles .......              0             N/A            0                N/A
Other Accounts .........................             28          $1,441            0                N/A

STEPHEN WLODARSKI, CFA
Registered Investment Companies ........              3          $  419            0                N/A
Other Pooled Investment Vehicles .......              0             N/A            0                N/A
Other Accounts .........................            169          $4,806            0                N/A

     Compensation. The sub-adviser is paid a sub-advisory fee from the adviser. Generally, McDonnell professional personnel, including the portfolio managers listed above, are compensated with an annual salary that is fixed. Such portfolio managers also receive a variable year-end bonus that is determined based on the financial performance of the sub-adviser and individual performance of the portfolio manager. Components of compensation for the portfolio managers are as follows:

     -    competitive base salary

     -    performance based bonus pool

     -    financial performance of sub-adviser

     -    portfolio manager performance

     -    client satisfaction / retention

     -    quality benefits program

     -    company equity participation

Portfolio manager compensation is not quantitatively based on the fund's investment performance or on the value of the fund's assets under management. However, the fund's performance, which is currently compared against the Lehman Brothers Muncipal Five-Year General Obligations Bond Index, as well as the performance of other accounts managed by the sub-adviser, are components of bonus compensation.

     Material Conflicts of Interest. There are certain inherent and potential conflicts of interest between the sub-adviser's management of the fund and the activities of other accounts. The other accounts include 169 client relationships and $4.8 billion of municipal assets under management (collectively, the "other accounts"). The other accounts might have similar investment objectives as the fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the fund. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the fund. For example, sub-adviser does not devote its full time to the management of any one account and will only be required to devote such time and attention to the fund as it, in its sole discretion, deems necessary for the management of the fund. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, McDonnell does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, McDonnell believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

     A potential conflict of interest may arise as a result of the portfolio managers' management of the fund and other accounts which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the fund, which may be exacerbated to the extent that McDonnell or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the fund. Because of their positions with the fund, the portfolio managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the fund. However, McDonnell has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

     There may also be a conflict of interest in the allocation of investment opportunities between the fund and other accounts, which sub-adviser advises. Although sub-adviser will allocate investment opportunities in a manner, which it believes in good faith to be in the best interests of all the accounts involved, and will in general allocate investment opportunities believed to be appropriate for both the fund and one or more of its other accounts among the fund and such other accounts on an equitable basis, there can be no assurance that a particular investment opportunity, which comes to the attention of the sub-adviser, will be allocated in any particular manner. In particular, some of these other accounts may seek to acquire securities of the same issuer as the fund, or to dispose of investments the fund is seeking to acquire. In addition, other accounts advised by the sub-adviser have different investment objectives or considerations than the fund; thus, decisions as to purchases of and sales for each account are made separately and independently in light of the objectives and purposes of such account. Notwithstanding this theoretical conflict of interest, it is McDonnell's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, McDonnell has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time, and in a manner consistent with each account's investment objectives and related restrictions.

     The sub-adviser may from time to time hold on behalf of its clients positions of more than 5% of the debt or equity securities of several issuers. If the sub-adviser were to decide or be required for any reason to sell one or more of these positions over a short period of time, the fund might suffer a greater loss due to the concentration of such positions than would be the case, if sub-adviser did not take significant interests in any particular issuer.

     Notwithstanding anything to the contrary above, the sub-adviser will resolve all conflicts of interest by exercising the good faith required of fiduciaries.

     NEPTUNE INVESTMENT MANAGEMENT LIMITED

     Neptune is the Subadviser for Aston/Neptune International Fund. Neptune is located at 1 Hammersmith Grove, London W6 0NB.

     The table below shows other accounts for which the portfolio manager of the Fund is jointly and primarily responsible for the day-to-day portfolio management as of October 31, 2007.

                                                                        NUMBER OF           ASSETS
                                                                        ACCOUNTS        MANAGED WITH
                                                                       MANAGED WITH      ADVISORY FEE
                                         NUMBER OF    TOTAL ASSETS    ADVISORY FEE        BASED ON
                                         ACCOUNTS      MANAGED (IN       BASED ON        PERFORMANCE
                                          MANAGED       MILLIONS)      PERFORMANCE      (IN MILLIONS)
                                         --------     -------------   -------------     -------------
ROBIN GEFFEN

Registered Investment Companies.......         0                N/A          0               N/A
Other Pooled Investment Vehicles......         6            $1, 921          0               N/A
Other Accounts........................         0                N/A          0               N/A

     Compensation. Compensation for the portfolio manager includes salary and discretionary annual bonuses. The portfolio manager also participates in standard company benefits including medical insurance, life insurance and pension contributions. The portfolio manager's incentive compensation is based on the performance of funds managed, the profitability of funds managed and the portfolio manager's other contributions to Neptune. Compensation due to the performance of the Fund is determined based on the Fund's performance relative to its peer group, weighted according to the quartile in which the Fund is ranked for the calendar year. The Fund's performance is reviewed over 1-,3-, and 5-years, with a greater weighting on performance within one year. Because a portion of the incentive compensation is based on the profitability of the Fund, the portfolio manager's compensation is partially based upon the value of assets held in the Fund. The portfolio manager also shares in the pre-tax profits of Neptune.

     Material Conflicts of Interest. The portfolio manager for the Fund manages multiple accounts, including the Fund. The portfolio manager makes decision for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. The company has adopted various procedures to manage potential conflicts including disclosure and consent and adopting procedures designed to ensure fair treatment of all clients. The company may also manage potential conflicts of interest by establishing and maintaining a Chinese wall.

     Ownership of Securities. The table below shows the dollar range of equity securities in each Fund beneficially owned by the Fund's portfolio manager(s) as of October 31, 2007.

                                                                                            DOLLAR RANGE OF
                 FUND                                 PORTFOLIO MANAGER                  SECURITIES IN THE FUND
------------------------------------                ----------------------              ------------------------
Aston/Montag & Caldwell Growth Fund                      Ronald Canakaris                   Over $1,000,000

Aston/ABN AMRO Growth Fund                                Ronald Canakaris                      $0

Aston/Veredus Select Growth Fund                         B. Anthony Weber                $500,001 - $1,000,000
                                                     Charles P. McCurdy, Jr.              $100,001 - $500,000
                                                      Charles F. Mercer, Jr.              $100,001 - $500,000

Aston/Optimum Large Cap Opportunity Fund                Andrew J. Goodwin                 $50,001 - $100,000
                                                       Keith F. Pinsoneault               $100,001- $500,000

Aston/TAMRO All Cap Fund                                   Philip Tasho                  $500,001 - $1,000,000

Aston/River Road Dynamic Equity Income Fund            James. C. Shircliff                 $100,001 - $500,000
                                                            Henry Sanders                 $100,001 - $500,000
                                                         Thomas S. Forsha                   $10,001 - $50,000

                                                                                            DOLLAR RANGE OF
                 FUND                                 PORTFOLIO MANAGER                   SECURITIES IN THE FUND
------------------------------------                ----------------------             ------------------------
Aston Value Fund                                           Steve Gorham                           $0
                                                        Nevin P. Chitkara                         $0
                                                         Brooks A. Taylor                         $0
                                                         Jonathan W. Sage                         $0

Aston/Optimum Mid Cap Fund                                Thyra Zerhusen                    Over $1,000,000

Aston/River Road Small-Mid Cap Fund                    James. C. Shircliff                $100,001 - $500,000
                                                          R. Andrew Beck                            $0
                                                         Henry Sanders                    $50,001 - $100,000


Aston/Veredus Aggressive Growth Fund                     B. Anthony Weber                 $500,001-$1,000,000
                                                       Charles McCurdy, Jr.               $100,001 - $500,000

Aston/TAMRO Small Cap Fund                                 Philip Tasho                   $100,001 - $500,000

Aston/River Road Small Cap Value Fund                   James C. Shircliff                $100,001 - $500,000
                                                          Henry Sanders                   $500,001 - $1,000,000
                                                          R. Andrew Beck                          $0


Aston/ABN AMRO Real Estate Fund                          Nancy J. Holland                 $50,001 - $100,000
                                                          Joseph Pavnica                   $10,001 - 50,000

Aston/Veredus SciTech Fund                           Charles P. McCurdy, Jr.                      $0
                                                       Charles F. Mercer, Jr.
                                                                                             $1 - $10,000

Aston/ABN AMRO Global Real Estate Fund                   Nancy J. Holland                         $0

                                                         Joseph Pavnica                           $0

                                                         Menno  Sloterdijk                        $0

                                                            Matthew Hoult                         $0

Aston/Neptune International Fund                           Robin Geffen                           $0

Aston/Montag & Caldwell Balanced Fund                    Ronald Canakaris                         $0

Aston Balanced Fund                                      Ronald Canakaris                         $0
                                                       Tere Alvarez Canida                        $0
                                                         Alan M. Habacht                          $0
                                                        William J. Canida                         $0

Aston/TCH Fixed Income Fund                            Tere Alvarez Canida                        $0
                                                         Alan M. Habacht                          $0
                                                        William J. Canida                         $0

Aston/TCH Investment Grade Bond Fund                   Tere Alvarez Canida                        $0
                                                         Alan M. Habacht                          $0
                                                        William J. Canida                         $0

Aston/McDonnell Municipal Bond Fund                    Dawn Daggy-Mangerson                   $1-$10,000
                                                          Stephen Wlodarski                      None

For the fiscal year ended October 31, 2007, Aston Funds paid the following sub-advisory fees to each Fund's Sub-Adviser:

                                                                            NET
                          FUND                                           FEES PAID
------------------------------------------------------------           ------------
Aston/Montag & Caldwell Growth Fund*........................           $  5,602,788
Aston/Montag & Caldwell Balanced Fund* .....................                 23,547
Aston Balanced Fund (Equity Portion)*.......................                 51,119
Aston/ABN AMRO Growth Fund*.................................              1,714,803
Aston/ABN AMRO Real Estate Fund*............................                435,211
Aston/ABN AMRO Global Real Estate Fund**....................                  3,788
Aston/Veredus Aggressive Growth Fund*.......................              1,179,484
Aston/Veredus SciTech Fund*.................................                      -
Aston/Veredus Select Growth Fund*...........................                101,192
Aston/TAMRO All Cap Fund*...................................                 10,391
Aston/TAMRO Small Cap Fund *................................              1,263,758
Aston/River Road Dynamic Equity Income Fund*................                 76,229
Aston/River Road Small Cap Value Fund*......................              1,288,151
Aston/River Road Small-Mid Cap Fund***......................                      -
Aston/Optimum Large Cap Opportunity Fund****................                      -
Aston/Optimum Mid Cap Fund..................................              1,732,371
Aston Value Fund ...........................................              1,254,831
Aston/TCH Fixed Income Fund*................................                 66,810
Aston/TCH Investment Grade Bond Fund* ......................                      -
Aston Balanced Fund (Fixed Income Portion)*.................                 31,096
Aston/McDonnell Municipal Bond Fund*........................                  7,475
Aston/Neptune International Fund**..........................                      -

* Prior to December 1, 2006, AAAM served as investment adviser to Aston/ABN AMRO Growth Fund, Aston Value Fund, Aston/Optimum Mid Cap Fund, Aston/ABN AMRO Real Estate Fund, Aston Balanced Fund, Aston/TCH Fixed Income Fund, Aston/TCH Investment Grade Bond Fund, and Aston/McDonnell Municipal Bond Fund; Montag & Caldwell served as investment adviser for Aston/Montag & Caldwell Growth Fund and Aston/Montag & Caldwell Balanced Fund; TAMRO served as investment adviser for Aston/TAMRO All Cap Fund and Aston/TAMRO Small Cap Fund; Veredus served as investment adviser for Aston/Veredus Select Growth Fund, Aston/Veredus Aggressive Growth Fund and Aston/Veredus SciTech Fund; and River Road served as investment adviser for Aston/River Road Dynamic Equity Income Fund and Aston/River Road Small Cap Value Fund. Each entity became a subadviser to Aston as of November 30. 2006, except for Aston/McDonnell Municpal Bond Fund, Aston/TCH Fixed Income Fund, Aston/TCH Investment Grade Bond Fund and the fixed income portion of Aston Balanced Fund. As of November 30. 2006, McDonnell became the subadviser for Aston/McDonnell Municipal Bond Fund and TCH became the subadviser for Aston/TCH Fixed Income Fund, Aston/TCH Investment Grade Bond Fund and the fixed income portion of Aston Balanced Fund.

** The Aston/ABN AMRO Global Real Estate Fund and Aston/Neptune International Fund commenced operations on August 3, 2007 and August 6, 2007, respectively.

*** The Aston/River Road Small-Mid Cap Fund commenced operations on March 28, 2007.

**** The Aston/Optimum Large Cap Opportunity Fund commenced operations on
     December 28, 2006.

     Prior to November 30, 2006, only the Aston Value Fund and the Aston/Optimum Mid Cap Fund employed a Subadviser. The Sub-Investment Advisory fees earned and waived by the Subadvisers for these Funds for the fiscal years ended October 31, 2005 and October 31, 2006 as well as fees waived or expenses reimbursed, are set forth below.

     For the fiscal years ended October 31, 2005 and October 31, 2006 AAAM paid MFS the following Sub-Investment Advisory fees:

                                             2005                        2006
                                   ----------------------     -----------------------
                                      NET           FEES          NET           FEES
            FUND                    FEES PAID      WAIVED      FEES PAID       WAIVED
------------------------------     -----------     ------     -----------      ------
Aston Value Fund..............     $ 1,054,028      $ --      $ 1,244,748       $ --

      For the fiscal years ended October 31, 2005 and October 31, 2006 AAAM paid Optimum the following Sub-Investment Advisory fees:

                                             2005                        2006
                                   ----------------------     -----------------------
                                      NET           FEES          NET           FEES
              FUND                  FEES PAID      WAIVED      FEES PAID       WAIVED
------------------------------     -----------     ------     -----------      ------
Aston/Optimum Mid Cap Fund....     $ 1,387,970      $ --      $ 1,570,050       $ --

THE ADMINISTRATOR

     On November 30, 2006, ABN AMRO Investment Fund Services, Inc. ("AAIFS"), the Trust and the Board of Trustees assigned the Administration Agreement between the Aston Funds and AAIFS to Aston. After the assignment, Aston became the Administrator to the Aston Funds.

     Under the Administration Agreement between Aston and the Funds, the Administrator is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Funds, (2) coordinating with and monitoring any other third parties furnishing services to the Funds, (3) providing the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions, (4) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (5) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law, (6) preparing and, after approval by the Funds, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law, (7) preparing and, after approval by the Trust, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (8) reviewing and submitting to the officers of the Trust for their approval invoices or other requests for payment of the Funds' expenses and instructing the Custodian to issue checks in payment thereof and (9) taking such other action with respect to the Trust or the Funds as may be necessary in the opinion of the Administrator to perform its duties under the Administration Agreement.

     As compensation for services performed under the Administration Agreement, the Administrator receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Trust. The Administrator also receives custody liaison fees as set forth in the table below.

     ADMINISTRATION FEES

     The fee schedule to the Administration Agreement is as follows:

               AVERAGE DAILY NET ASSETS (AGGREGATE FUND
PERCENTAGE                     COMPLEX)
----------     ----------------------------------------
  0.0490%                 Up to $7.4 billion
  0.0465%                 Over $7.4 billion

     The Administrator also receives a monthly base fee in the amount of $1,000 per Fund.

     The following are the total fees paid to the Administrator by each Fund for the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005:

                                                          ADMINISTRATIVE FEES
                 FUND                                    FYE OCTOBER 31, 2007*
----------------------------------------------------     ---------------------
Aston/Montag & Caldwell Growth Fund ................          $  989,541
Aston/ABN AMRO Growth Fund .........................             341,662
Aston/Veredus Select Growth Fund ...................              34,717
Aston/Optimum Large Cap Opportunity Fund** .........              17,802
Aston/TAMRO All Cap Fund ...........................              22,223
Aston Value Fund ...................................             215,521
Aston/River Road Dynamic Equity Income Fund ........              32,769
Aston/Optimum Mid Cap Fund .........................             422,630
Aston/River Road Small-Mid Cap Fund*** .............              12,483
Aston/Veredus Aggressive Growth Fund ...............             164,990
Aston/TAMRO Small Cap Fund .........................             189,587
Aston/River Road Small Cap Value Fund ..............             175,794
Aston/ABN AMRO Real Estate Fund ....................              75,562
Aston/Veredus SciTech Fund .........................              15,825
Aston/ABN AMRO Global Real Estate Fund **** ........               8,334
Aston/Neptune International Fund**** ...............               5,845
Aston/Montag & Caldwell Balanced Fund ..............              27,743
Aston Balanced Fund ................................              44,679
Aston/TCH Fixed Income Fund ........................              73,440
Aston/TCH Investment Grade Bond Fund ...............              32,321
Aston/McDonnell Municipal Bond Fund ................              37,444
Aston/ABN AMRO Investor Money Market Fund ..........              43,153
ABN AMRO Government Money Market Fund ..............             247,813
ABN AMRO Money Market Fund .........................             126,735
ABN AMRO Tax-Exempt Money Market Fund ..............             161,682
ABN AMRO Treasury Money Market Fund ................              65,035
ABN AMRO Institutional Prime Money Market Fund......           1,198,169

----------
*    Prior to November 30, 2006, AAIFS served as the Administrator to the Funds.

** Aston/Optimum Large Cap Opportunity Fund commenced operations on December 28, 2006.

***  Aston/River Road Small-Mid Cap Fund commenced operations on March 28, 2007.

**** Aston/ABN AMRO Global Real Estate Fund and Aston/Neptune International Fund commenced operations on August 3, 2007 and August 6, 2007, respectively.

                                                       ADMINISTRATIVE FEES
                   FUND                               FYE OCTOBER 31, 2006*
---------------------------------------------------   ---------------------
Aston/Montag & Caldwell Growth Fund................      $ 1,198,337
Aston/ABN AMRO Growth Fund.........................          548,612
Aston/Veredus Select Growth Fund...................           27,860
Aston/TAMRO All Cap Fund...........................           24,574
Aston Value Fund...................................          178,334
Aston/River Road Dynamic Equity Income Fund........           20,248
Aston/Optimum Mid Cap Fund.........................          345,396
Aston/TAMRO Small Cap Fund.........................          108,629
Aston/River Road Small Cap Value Fund..............           38,910
Aston/ABN AMRO Real Estate Fund....................           68,247
Aston/Veredus Aggressive Growth Fund...............          355,134
Aston/Veredus SciTech Fund.........................           16,775
Aston/Montag & Caldwell Balanced Fund..............           42,670
Aston Balanced Fund................................           70,737
Aston/TCH Fixed Income Fund........................          108,809
Aston/TCH Investment Grade Bond Fund...............           40,173
Aston/McDonnell Municipal Bond Fund................           52,474
Aston/ABN AMRO Investor Money Market Fund..........           63,421
ABN AMRO Government Money Market Fund..............          260,559
ABN AMRO Money Market Fund.........................          103,191
ABN AMRO Tax-Exempt Money Market Fund..............          164,662
ABN AMRO Treasury Money Market Fund................           98,929
ABN AMRO Institutional Prime Money Market Fund.....        1,226,535

----------
*    Prior to November 30, 2006, AAIFS served as the Administrator to the Funds.

                                                          ADMINISTRATIVE FEES
                    FUND                                FYE OCTOBER 31, 2005*
---------------------------------------------------     ---------------------
Aston/River Road Dynamic Equity Income Fund**......        $       6,582
Aston/ABN AMRO Growth Fund.........................              718,034
Aston/Montag & Caldwell Growth Fund................            1,536,145
Aston/TAMRO All Cap Fund...........................               21,462
Aston Value Fund...................................              148,370
Aston/Veredus Select Growth Fund...................               12,415
Aston/Optimum Mid Cap Fund.........................              302,075
Aston/River Road Small Cap Value Fund**............                6,567
Aston/TAMRO Small Cap Fund.........................               92,365
Aston/Veredus Aggressive Growth Fund...............              370,586
Aston/ABN AMRO Real Estate Fund....................               52,403
Aston/Veredus SciTech Fund.........................               12,477
Aston Balanced Fund................................              133,459
Aston/Montag & Caldwell Balanced Fund..............               75,868
Aston/TCH Fixed Income Fund........................              159,369
Aston/TCH Investment Grade Bond Fund...............               40,075
Aston/McDonnell Municipal Bond Fund................               49,873
Aston/ABN AMRO Investor Money Market Fund..........               89,871
ABN AMRO Government Money Market Fund..............              240,366
ABN AMRO Money Market Fund.........................               87,230
ABN AMRO Tax-Exempt Money Market Fund..............              156,871
ABN AMRO Treasury Money Market Fund................              142,927
ABN AMRO Institutional Prime Money Market Fund.....            1,234,428

----------
*    Prior to November 30, 2006, AAIFS served as the Administrator to the Funds.

** Aston/River Road Dynamic Equity Income Fund and Aston/River Road Small Cap Value Fund commenced operations on June 28, 2005.

THE SUBADMINISTRATOR

     PFPC Inc. ("PFPC" or the "Subadministrator"), 4400 Computer Drive, Westborough, Massachusetts 01581, provides certain administrative services for the Funds and Aston pursuant to a Subadministration and Accounting Services Agreement ("Subadministration Agreement") between Aston and PFPC. On November 30, 2006, the Subadministration Agreement was assigned to Aston from AAIFS, the former administrator to the Funds.

     As Subadministrator, PFPC provides the Trust with subadministrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. Compensation for these services is paid under a Subadministration Agreement with the Administrator.

SUBADMINISTRATION FEES

     The Subadministrator receives an administration fee payable monthly of 0.022% of the Fund complex average daily net assets of all series of the Trust. The Subadministrator also receives a monthly base fee in the amount of $1,000 per Fund.

     Prior to August 1, 2006, the fee schedule to the Subadministration Agreement was as follows:

PERCENTAGE     AVERAGE DAILY NET ASSETS (AGGREGATE)
----------     ------------------------------------
  0.0255%               Up to $7.4 billion
  0.0230%                Over $7.4 billion

     The Subadministrator also receives a monthly base fee in the amount of $1,000 per Fund.

THE UNDERWRITER

     PFPC Distributors, Inc. (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406, and the Trust are parties to a distribution agreement dated September 27, 2001, as amended (the "Distribution Agreement") under which the Distributor serves as statutory underwriter and facilitates the registration and distribution shares of each series of the Trust on a continuous basis.

     After the initial one-year term the Distribution Agreement shall be renewed for successive one-year terms, provided such continuance is specifically approved at least annually (i) by the Trust's Board of Trustees or (ii) by a vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Trust, provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement and who are not interested persons (as defined in the 1940
Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, on at least 60 days' written notice, by the Trust's Board of Trustees, by vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Trust, or by the Distributor. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

THE DISTRIBUTION PLAN

     The Board of Trustees of the Trust has adopted Plans of Distribution (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which permit the Class N, Class R and Class S shares of each Fund, as applicable, with the exception of Aston/ABN AMRO Investor Money Market Fund, to pay certain expenses associated with the distribution of its shares. Under the Plans, each Fund may pay amounts not exceeding, on an annual basis, 0.25% of a Fund's average daily net assets for Class N and S shares and 0.50% of a Fund's average daily net assets for Class R shares. From this amount, the Distributor may make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance, or provision of shareholder services. The Plans for Class N and Class S shares are characterized as reimbursement plans and are directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may not exceed its actual expenses. The Plan for Class R shares is characterized as a compensation plan and is not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may exceed its actual expenses.

     Rule 12b-1 regulates the circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plans must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" of the Trust or the Distributor, as that term is defined in the 1940 Act ("Disinterested Trustees"). The Plans require that quarterly written reports of amounts spent under the Plans and the purposes of such expenditures be furnished to and reviewed by the Trustees. In accordance with Rule 12b-1 under the 1940 Act, the Plans may be terminated with respect to any Fund by a vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares of that Fund. The Plans may be amended by vote of the Trust's Board of Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for such purpose, except that any change that would effect a material increase in any distribution fee with respect to a Fund (or class) requires the approval of that Fund's (or class's) shareholders. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the Disinterested Trustees.

     To the Trust's knowledge, no interested person of the Trust, nor any of its Trustees who are not "interested persons," has a direct or indirect financial interest in the operation of the Plan.

     Amounts spent on behalf of each Fund pursuant to such Plans during the fiscal year ended October 31, 2007, are set forth below.

                                                                   12b-1 PLAN EXPENSES
                                                   -------------------------------------------------------
                                                                             COMPENSATION     COMPENSATION
                                                              DISTRIBUTION     TO BROKER        TO SALES
             FUND - CLASS N SHARES                 PRINTING    SERVICES         DEALERS         PERSONNEL
----------------------------------------------     --------   ------------   ------------     ------------
Aston/Montag & Caldwell Growth Fund ..........     $    141    $   36,996     $ 1,682,020       $ 81,546
Aston/ABN AMRO Growth Fund ...................        4,322        18,182         640,706         35,495
Aston/Veredus Select Growth Fund .............            7         1,759          82,707          3,920
Aston/Optimum Large Cap Opportunity Fund* ....          121           290          22,848            781
Aston/TAMRO All Cap Fund .....................          225           835          16,127          1,659
Aston Value Fund .............................           22         5,538         269,796         12,995
Aston/River Road Dynamic Equity Income Fund ..          666         1,402          70,616          3,492
Aston/Optimum Mid Cap Fund ...................          117        30,236       1,550,376         70,299
Aston/River Road Small-Mid Cap Fund** ........          316            87           6,227            334
Aston/Veredus Aggressive Growth Fund .........           30        10,352         371,500         21,736
Aston/TAMRO Small Cap Fund ...................           43        10,517         492,418         23,289
Aston/River Road Small Cap Value Fund ........        4,362        12,783         609,144         27,584
Aston/ABN AMRO Real Estate Fund ..............           15         3,577         142,064          7,197
Aston/Veredus SciTech Fund ...................            1           208           5,381            388
Aston/ABN AMRO Global Real Estate Fund*** ....          750            35             500            549
Aston/Montag & Caldwell Balanced Fund ........          242           989          14,150          1,902
Aston Balanced Fund ..........................          551         2,396          69,004          4,622
Aston/TCH Fixed Income Fund ..................          801         3,288          84,732          6,389
Aston/TCH Investment Grade Bond Fund .........           27           151           1,839            218
Aston/McDonnell Municipal Bond Fund ..........            4           351          18,985              0

----------
* Aston/Optimum Large Cap Opportunity Fund commenced operations on December 28, 2006.

**    Aston/River Road Small-Mid Cap Fund commenced operations on March 28,
      2007.

***   Aston/ABN AMRO Global Real Estate Fund commenced operations on August 3,
      2007.

                                                               SERVICE
         FUND - CLASS N SHARES                    MARKETING   PROVIDERS      TOTAL
----------------------------------------------    ---------   ---------   ----------
Aston/Montag & Caldwell Growth Fund ..........    $ 151,777   $       0   $1,952,479
Aston/ABN AMRO Growth Fund ...................       83,348           0      782,053
Aston/Veredus Select Growth Fund .............       10,735           0       99,127
Aston/Optimum Large Cap Opportunity Fund* ....        3,895           0       27,935
Aston/TAMRO All Cap Fund .....................        8,104           0       26,950
Aston Value Fund .............................       26,120           0      314,471
Aston/River Road Dynamic Equity Income Fund ..       12,568           0       88,743
Aston/Optimum Mid Cap Fund ...................      123,459           0    1,774,488
Aston/River Road Small-Mid Cap Fund** ........        2,779           0        9,742
Aston/Veredus Aggressive Growth Fund .........       48,619           0      452,237
Aston/TAMRO Small Cap Fund ...................       53,046           0      579,314
Aston/River Road Small Cap Value Fund ........       59,318           0      713,191
Aston/ABN AMRO Real Estate Fund ..............       19,251           0      172,644
Aston/Veredus SciTech Fund ...................        1,963           0        7,891
Aston/ABN AMRO Global Real Estate Fund*** ....          325           0        2,158
Aston/Montag & Caldwell Balanced Fund ........       10,241           0       27,524
Aston Balanced Fund ..........................       16,432           0       93,005
Aston/TCH Fixed Income Fund ..................       20,464           0      115,674
Aston/TCH Investment Grade Bond Fund .........        2,993           0        5,227
Aston/McDonnell Municipal Bond Fund ..........        2,485           0       21,825

----------
* Aston/Optimum Large Cap Opportunity Fund commenced operations on December 28, 2006.

**    Aston/River Road Small-Mid Cap Fund commenced operations on March 28,
      2007.

***   Aston/ABN AMRO Global Real Estate Fund commenced operations on August 3,
      2007.

                                                                 12b-1 PLAN EXPENSES
                                                -----------------------------------------------------
                                                                          COMPENSATION   COMPENSATION
                                                           DISTRIBUTION     TO BROKER     TO SALES
            FUND - CLASS R SHARES               PRINTING     SERVICES        DEALERS      PERSONNEL
--------------------------------------------    --------   ------------   ------------   ------------
Aston/Montag & Caldwell Growth Fund.........       $0          $ 64           $3,863         $ 77
Aston/ABN AMRO Growth Fund..................        0           108            5,848          132

                                                              SERVICE
           FUND - CLASS R SHARES               MARKETING     PROVIDERS      TOTAL
--------------------------------------------   ---------     ---------     -------
Aston/Montag & Caldwell Growth Fund.........     $ 322         $ 0         $ 4,326
Aston/ABN AMRO Growth Fund..................       451           0           6,540

                                                                        12b-1 PLAN EXPENSES
                                              -----------------------------------------------------
                                                                          COMPENSATION   COMPENSATION
                                                           DISTRIBUTION    TO BROKER      TO SALES
             FUND - CLASS S SHARES              PRINTING     SERVICES       DEALERS       PERSONNEL
--------------------------------------------    --------   ------------   ------------   ------------
ABN AMRO Government Money Market Fund.......     $ 221       $ 1,506       $ 107,886         $ 0
ABN AMRO Money Market Fund..................       841         5,274         387,489           0
ABN AMRO Tax-Exempt Money Market Fund.......       143           763          64,626           0
ABN AMRO Treasury Money Market Fund.........        16           180           7,843           0

                                                              SERVICE
                  FUND - CLASS S SHARES        MARKETING     PROVIDERS       TOTAL
--------------------------------------------   ---------     ---------      -------
ABN AMRO Government Money Market Fund.......    $ 3,841         $ 0        $ 113,454
ABN AMRO Money Market Fund..................      7,742           0          401,346
ABN AMRO Tax-Exempt Money Market Fund.......      2,762           0           68,295
ABN AMRO Treasury Money Market Fund.........      1,038           0            9,077

SHAREHOLDER SERVICING PLAN

      The Trust has adopted a shareholder servicing plan for the Class S and Class YS Shares of each Fund, as applicable (the "Shareholder Servicing Plan"). Under the Shareholder Servicing Plan, the Trust pays a fee of up to 0.25% of the average daily net assets of the Class S and Class YS Shares of the Funds. This fee is paid to the Distributor to perform, or to compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; subaccounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. The Distributor may voluntarily waive all or a portion of its shareholder servicing fee, and may discontinue its waiver at any time.

      The Funds paid shareholder servicing fees in the following amounts for the fiscal years ended October 31, 2005, October 31, 2006 and October 31, 2007.

                       Fiscal Year Ending October 31, 2007

                 FUND                             NET FEES
------------------------------------------------  --------
ABN AMRO Government Money Market Fund...........  $ 43,275
ABN AMRO Money Market Fund......................   243,305
ABN AMRO Tax-Exempt Money Market Fund...........        --
ABN AMRO Treasury Money Market Fund.............        --
ABN AMRO Institutional Prime Money Market Fund..    33,554

                       Fiscal Year Ending October 31, 2006

                 FUND                              NET FEES
------------------------------------------------  --------
ABN AMRO Government Money Market Fund...........   $ 32,618
ABN AMRO Money Market Fund......................    191,707
ABN AMRO Tax-Exempt Money Market Fund...........         --
ABN AMRO Treasury Money Market Fund.............         --
ABN AMRO Institutional Prime Money Market Fund..     79,393

                       Fiscal Year Ending October 31, 2005

                 FUND                             NET FEES
------------------------------------------------  --------
ABN AMRO Government Money Market Fund...........  $ 24,010
ABN AMRO Money Market Fund......................   163,197
ABN AMRO Tax-Exempt Money Market Fund...........        --
ABN AMRO Treasury Money Market Fund.............        --
ABN AMRO Institutional Prime Money Market Fund..   109,064

      It is possible that an intermediary may offer different classes of shares to its customers and differing services to the classes, and thus receive compensation with respect to different classes. Intermediaries also may charge separate fees to their customers. The Funds may pay third-party service providers up to 0.15% for certain "transfer agency" services they provide. A Fund may also pay $20 fee per account for underlying omnibus accounts when such Fund pays no other fee to the third-party service provider.

REDEMPTION FEES

      The Trust requests that banks, broker-dealers and other intermediaries holding omnibus accounts with a Fund impose any applicable redemption fees at the shareholder account level. However, the redemption fee may not apply to certain types of accounts held through intermediaries, including: (1) certain pension, profit-sharing and retirement plans; (2) certain broker-wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the systems capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have, or do not report to the Funds, sufficient information to impose a redemption fee on their customers' accounts.

      In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into a Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions of shares purchased through an Automatic Investment Plan; (vi) redemptions as part of a system's withdrawal plan; and (vii) reinvested distributions (dividends and capital gains). Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.

      In addition to the circumstances noted in the preceding paragraph, the Funds' administrator may waive the redemption fee at its discretion where it believes such waiver is in the best interests of a Fund and in accordance with the Funds' policies and procedures, including, but not limited to, when it determines that imposition of the redemption fee is not necessary to deter short-term trading.

CUSTODIAN

      PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as custodian of the Trust's assets on behalf of each Fund.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

      PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 serves as transfer agent and dividend paying agent for the Trust.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Vedder Price P.C., with offices at 222 North LaSalle Street, Chicago, Illinois 60601, serves as counsel to the Trust.

      Mayer, Brown LLP, with offices at 71 South Wacker Drive, Chicago, Illinois 60606, serves as counsel to the Independent Trustees.

      Ernst & Young LLP, with offices at Sears Tower, 233 S. Wacker Drive, Chicago, IL 60601, is the Trust's independent registered public accounting firm.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      The Subadvisers are responsible for decisions to buy and sell securities for the Funds, for the placement of their portfolio business and the negotiation of commissions, if any, paid on such transactions. In placing trades for a Fund, the Subadvisers will follow the Trust's policy of seeking best execution of orders. Securities traded in the over-the-counter market are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options.

      The Subadvisers attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for a Fund in excess of the amount of commission another broker-dealer would have charged if a Subadviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Fund, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition. Research services furnished by broker-dealers through whom the Funds effect securities transactions may be used by the Subadvisers, as the case may be, in servicing all of their respective accounts; not all such services may be used in connection with the Funds. The term "research services" may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses or reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy or the performance of accounts.

      It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Funds to their customers. However, the Subadvisers do not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, the Trust has implemented policies and procedures reasonably designed to prevent sales of Fund shares from being considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

      The Subadvisers effect portfolio transactions for other investment companies and advisory accounts. The Subadvisers will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Subadvisers, however, the results of such procedures will generally be in the best interest of each of the clients.

      Amounts spent on behalf of each Fund for brokerage commissions during the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005 are set forth below.

                                                BROKERAGE COMMISSIONS
                  FUND                          FYE OCTOBER 31, 2007
---------------------------------------------   ---------------------
Aston/Montag & Caldwell Growth ..............        $1,829,168
Aston/ABN AMRO Growth .......................         1,232,196
Aston/Veredus Select Growth .................           177,515
Aston/Optimum Large Cap Opportunity * .......            46,610
Aston/TAMRO All Cap .........................            13,509
Aston Value .................................           148,680
Aston/River Road Dynamic Equity Income ......            60,699
Aston/Optimum Mid Cap .......................           433,382
Aston/River Road Small-Mid Cap ** ...........            18,656
Aston/Veredus Aggressive Growth .............         1,673,767
Aston/TAMRO Small Cap .......................           700,129
Aston/River Road Small Cap Value ............           793,907
Aston/ABN AMRO Real Estate ..................           191,045
Aston/Veredus SciTech .......................            17,145
Aston/ABN AMRO Global Real Estate *** .......            28,972
Aston/Neptune International *** .............             1,558
Aston/Montag & Caldwell Balanced ............            16,722
Aston Balanced ..............................            38,327
Aston/TCH Fixed Income ......................               N/A
Aston/TCH Investment Grade Bond .............               N/A
Aston/McDonnell Municipal Bond ..............               N/A
Aston/ABN AMRO Investor Money Market ........               N/A
ABN AMRO Government Money Market ............               N/A
ABN AMRO Money Market .......................               N/A
ABN AMRO Tax-Exempt Money Market ............               N/A
ABN AMRO Treasury Money Market ..............               N/A
ABN AMRO Institutional Prime Money Market ...               N/A

----------
* Aston/Optimum Large Cap Opportunity Fund commenced operations on December 28, 2006.

**    Aston/River Road Small-Mid Cap Fund commenced operations on March 28,
      2007.

*** Aston/ABN AMRO Global Real Estate Fund and Aston/Neptune International Fund commenced operations on August 3, 2007 and August 6, 2007, respectively.

                                                BROKERAGE COMMISSIONS
                  FUND                          FYE OCTOBER 31, 2006
---------------------------------------------   ---------------------
Aston/Montag & Caldwell Growth...............        $2,939,198
Aston/ABN AMRO Growth........................         1,359,497
Aston/Veredus Select Growth..................           152,593
Aston/TAMRO All Cap..........................            22,983
Aston Value..................................           139,828
Aston/River Road Dynamic Equity Income.......            18,339
Aston/Optimum Mid Cap........................           453,968
Aston/Veredus Aggressive Growth..............         2,985,099
Aston/TAMRO Small Cap........................           418,844
Aston/River Road Small Cap Value.............           238,719
Aston/ABN AMRO Real Estate...................           194,469
Aston/Veredus SciTech........................            32,713
Aston/Montag & Caldwell Balanced.............            37,030
Aston Balanced...............................           139,805
Aston/TCH Fixed Income.......................               N/A
Aston/TCH Investment Grade Bond..............               N/A
Aston/McDonnell Municipal Bond...............               N/A
Aston/ABN AMRO Investor Money Market.........               N/A
ABN AMRO Government Money Market.............               N/A
ABN AMRO Money Market........................               N/A
ABN AMRO Tax-Exempt Money Market.............               N/A
ABN AMRO Treasury Money Market...............               N/A
ABN AMRO Institutional Prime Money Market....               N/A

                                                BROKERAGE COMMISSIONS
                  FUND                          FYE OCTOBER 31, 2005
---------------------------------------------   ---------------------
Aston/River Road Dynamic Equity Income *.....         $   11,762
Aston/ABN AMRO Growth........................          1,250,008
Aston/Montag & Caldwell Growth...............          2,999,698
Aston/TAMRO All Cap..........................             21,068
Aston Value..................................            123,874
Aston/Veredus Select Growth..................             30,480
Aston/Optimum Mid Cap........................            798,353
Aston/River Road Small Cap Value *...........             22,399
Aston/TAMRO Small Cap........................            416,755
Aston/Veredus Aggressive Growth..............          3,453,143
Aston/ABN AMRO Real Estate                               100,377
Aston/Veredus SciTech........................             48,133
Aston Balanced...............................            124,543
Aston/Montag & Caldwell Balanced.............            111,926
Aston/TCH Fixed Income.......................                N/A
Aston/TCH Investment Grade Bond..............                N/A
Aston/McDonnell Municipal Bond...............                N/A
Aston/McDonnell Municipal Bond Fund..........                N/A
ABN AMRO Investor Money Market...............                N/A
ABN AMRO Money Market........................                N/A
ABN AMRO Money Market                                        N/A
ABN AMRO Treasury Money Market...............                N/A
ABN AMRO Treasury Money Market...............                N/A

----------
* Aston/River Road Dynamic Equity Income Fund and Aston/River Road Small Cap Value Fund commenced operations on June 28, 2005.

      The broker-dealers who execute transactions on behalf of the Funds and who are affiliates of the Funds' Investment Adviser and Subadvisers are brokers in the ABN AMRO International brokerage network. There were no brokerage commissions paid by the Funds to any affiliates of the Funds or the Adviser or the Subadvisers during the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005.

      As of October 31, 2007 the following Funds owned securities of their regular brokers or dealers, as defined in Rule 10b-1 under the Investment Company Act of 1940, with the following market values:

            FUND                              BROKER DEALER            MARKET VALUE
-------------------------------------    --------------------------    ------------
ABN AMRO Growth Fund                     Merrill Lynch                 $ 10,855,669
                                         Wachovia                         5,836,977
River Road Dynamic Equity Income Fund    Bank of America                    661,436
                                         Citigroup                          219,975
TAMRO All Cap Fund                       Goldman Sachs                      409,068
                                         JP Morgan Chase                    324,394
Value Fund                               Bank of America                 13,027,103
                                         Citigroup                        8,925,957
                                         Goldman Sachs                    9,354,022
                                         Lehman Brothers Holdings         2,424,022
                                         Merrill Lynch                    3,635,061
                                         UBS                              7,414,589
River Road Small-Mid Cap                 Oppenheimer Holdings                55,963
TAMRO Small Cap Fund                     Raymond James Financial          8,545,336
River Road Small Cap Value               Oppenheimer Holdings             2,837,035
Balanced Fund                            Bank of America                    200,855
                                         Bear Stearns                       234,782
                                         Citigroup                          472,747
                                         Goldman Sachs                      280,748
                                         JP Morgan Chase                    128,129
                                         Lehman Brothers Holdings           248,490
                                         Merrill Lynch                      605,734
                                         Wachovia                           326,512
Montag & Caldwell Balanced Fund          Citigroup                          245,444
                                         Goldman Sachs                      195,508
TCH Fixed Income Fund                    Bank of America                  1,004,274
                                         Bear Stearns                     1,408,695
                                         Citigroup                        1,890,990
                                         Goldman Sachs                    1,544,113
                                         Lehman Brothers Holdings           993,961
TCH Investment Grade Bond Fund           Bank of America                    301,282
                                         Bear Stearns                       519,152
                                         Citigroup                          472,747
                                         JP Morgan Chase                    446,621
                                         Merrill Lynch                      398,943
                                         Barclays Bank                   10,000,000
Investor Money Market Fund               Deutsche Bank                   11,000,000
                                         Barclays Bank                  150,000,000
Government Money Market Fund             Deutsche Bank                  178,000,000
                                         Barclays Bank                  100,000,000
Money Market Fund

Treasury Money Market Fund               Barclays Bank                 20,000,000
                                         Deutsche Bank                 23,000,000
                                         Merrill Lynch                 20,000,000


Institutional Prime Money Market Fund    Bank of America               80,000,000
                                         Citigroup                     80,000,000
                                         Deutsche Bank                 20,000,000
                                         Goldman Sachs                 75,000,000
                                         JP Morgan Chase               80,000,000
                                         Lehman Brothers               80,000,000

      The Investment Advisers and Subadvisers or their affiliates compensate many intermediaries that distribute and/or service investors in the Funds for various services ("Intermediaries") out of their own assets, and not as additional charges to the Funds, in connection with the sale and distribution of shares of the Funds and/or servicing of these shares. The payments are in addition to the payments by the Funds described in each Fund's prospectus for distribution and/or shareholder servicing, if any. Such additional payments are for services including, but not limited to, subaccounting, marketing support, administrative and shareholder processing services and for sales of shares ("Additional Payments"). These Additional Payments made by the Investment Advisers or the Subadvisers or their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. These Additional Payments, sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and Intermediary investment professionals may have an added incentive to sell or recommend a fund or share class over others offered by competing fund families. The revenue sharing payments may differ for each Fund within the Aston family of funds. In certain cases, the revenue sharing differs by Fund within the same intermediary. For several Funds, revenue sharing differs for the same Fund across certain intermediaries.

      A number of factors are considered in determining whether to make Additional Payments. Such factors may include, without limitation, the level or type of services provided by the Intermediary, the level or expected level of assets or sales of shares, the Funds status on a preferred or recommended fund list, access to an Intermediary's personnel, and other factors. In addition to such payments, the Advisers or their affiliates may offer other incentives, such as sponsorship of educational or client seminars.

PORTFOLIO TURNOVER

      The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemption of shares and by requirements which must be met for the Funds to receive favorable federal income tax treatment. In any event, portfolio turnover is generally not expected to exceed 100% in the Funds, except for Aston/Veredus Aggressive Growth Fund, Aston/Veredus Select Growth Fund, Aston/TAMRO Small Cap Fund and Aston/Veredus SciTech Fund, in which it is not expected to exceed 300%. A high rate of portfolio turnover (i.e., over 100%) may result in the realization of substantial net short-term capital gains and involves correspondingly greater transaction costs. To the extent that net long-term capital gains (i.e., net long-term capital gain in excess of net short-term capital loss) are realized, distributions derived from such gains are generally treated as capital gain dividends for federal income tax purposes and taxed as long-term capital gain. Net short-term capital gains of a Fund (i.e., net short-term capital gain in excess of net long-term capital loss) are taxable as ordinary income.

      The portfolio turnover rate for each Fund for its most recent fiscal period may be found under "FINANCIAL HIGHLIGHTS" in each Fund's Prospectus.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      Each Fund's portfolio holdings as of the end of each calendar month are generally posted on the Funds' Web site, www.astonfunds.com, on or about the twentieth day after the month-end. Portfolio holdings for Aston/Neptune International Fund are made available quarterly upon the filing of annual and semi-annual shareholder reports and quarterly holding reports. Such filings are generally made within sixty (60) days of each fiscal quarter. Portfolio holdings information is made available to investors and to intermediaries selling fund shares only after its public disclosure.

      The Trust's policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holdings information (including portfolio characteristics information, such as sector and portfolio allocations) to be shared with the Funds' service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, the Trust's custodian, pricing services, fund accountants, Investment Adviser, Subadvisers, Administrator, Subadministrator, independent public accountants, attorneys, officers and Trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information. Nonpublic portfolio holdings information may also be disclosed by the Funds or their duly authorized service providers to certain third parties, including mutual fund evaluation services, rating agencies, lenders or providers of a borrowing facility, provided that (i) a good faith determination is made that the Funds have a legitimate business purpose to provide the information and the disclosure is in the Funds' best interests; (ii) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling shares of the Funds prior to the portfolio holdings becoming public information; (iii) the recipient signs a written confidentiality agreement; and (iv) the Chief Compliance Officer or Chief Executive Officer of the Trust or the applicable service provider approves of the disclosure. These conditions do not apply to portfolio holdings information released to such third parties after it is posted on the Web site. A list of the third parties (other than service providers) that receive the Funds' portfolio holdings information prior to its public disclosure as well as the frequency and the lag time between the date of the information and the date it is disclosed to them is provided below:

         NAME                  FREQUENCY              FUNDS                        LAG TIME
----------------------------   ---------  -------------------------------------    --------
WEEKLY SURVEYS:
iMoneyNet...................   Weekly     Aston/ABN AMRO Money Market Fund         None
Standard & Poor's...........   Weekly     Aston/ABN AMRO Money Market Fund         None
TRACKING SERVICE
VESTEK......................   Monthly    Aston/ABN AMRO Growth Fund               None
                                          Aston/Montag & Caldwell Growth Fund
                                          Aston/Optimum Mid Cap Fund
                                          Aston/TAMRO Small Cap Fund
                                          Aston/TAMRO All Cap Fund
                                          Aston/Veredus Aggressive Growth Fund
                                          Aston Balanced Fund
                                          Aston/Montag & Caldwell Balanced Fund
                                          Aston/TCH Fixed Income Fund
                                          Aston/McDonnell Municipal Bond Fund

      Disclosure of the Funds' portfolio holdings information as an exception to the Trust's policies and procedures must be approved by the Chief Compliance Officer or Chief Executive Officer of the Trust. No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information. The Board of Trustees receives reports of any potential exceptions to, or violations of, the Trust's policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The Chief Compliance Officer or his designee is responsible for monitoring compliance with these procedures, including requesting information from service providers.

      Each Fund discloses its portfolio holdings to the extent required by law.

                              DESCRIPTION OF SHARES

      The table below summarizes the class(es) of shares that each Fund offers.

                                                                                                         CLASS
                    FUND                               CLASS N   CLASS I   CLASS R  CLASS S   CLASS Y      YS
----------------------------------------------------   -------   -------   -------  -------   -------    -----
Aston/Montag & Caldwell Growth Fund.................      -       -         -
Aston/ABN AMRO Growth Fund..........................      -       -         -
Aston/Veredus Select Growth Fund....................      -       -
Aston/Optimum Large Cap Opportunity Fund............      -
Aston/TAMRO All Cap Fund............................      -
Aston Value Fund....................................      -       -
Aston/River Road Dynamic Equity Income Fund.........      -       -
Aston/Optimum Mid Cap Fund..........................      -       -
Aston/River Road Small-Mid Cap Fund.................      -       -
Aston/Veredus Aggressive Growth Fund................      -       -
Aston/TAMRO Small Cap Fund..........................      -       -
Aston/River Road Small Cap Value Fund(1)............      -       -
Aston/ABN AMRO Real Estate Fund.....................      -       -
Aston/Veredus SciTech Fund..........................      -
Aston/ABN AMRO Global Real Estate Fund..............      -
Aston/Neptune International Fund....................              -
Montag & Caldwell Balanced Fund.....................      -       -
Aston Balanced Fund.................................      -
Aston/TCH Fixed Income Fund.........................      -       -
Aston/TCH Investment Grade Bond Fund................      -       -
Aston/McDonnell Municipal Bond Fund.................      -
Aston/ABN AMRO Investor Money Market Fund...........      -
ABN AMRO Government Money Market Fund...............              -                     -
ABN AMRO Money Market Fund..........................              -                     -
ABN AMRO Tax-Exempt Money Market Fund...............              -                     -
ABN AMRO Treasury Money Market Fund.................              -                     -
ABN AMRO Institutional Prime Money Market Fund......                                               -        -

----------
(1) The Aston/River Road Small Cap Value Fund will not accept investments from new shareholders until further notice.

(2) The Aston/Veredus SciTech Fund is closed to investments from new or existing investors. It is anticipated that the Fund will be liquidated by March 31, 2008.

      Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Currently, there are six classes of shares issued by the Funds of the Trust. Class N, I, R, S, Y and YS shares will not be subject to an initial sales charge or a contingent deferred sales charge. Class S and YS shares will be subject to a shareholder service fee with a maximum annual fee of 0.25% of average daily net assets. Class N and S shares will have a Rule 12b-1 fee with a maximum annual fee of 0.25% of average daily net assets. Class R shares will be subject to a Rule 12b-1 fee with a maximum annual fee of 0.50% of average daily net assets. Since each class has different expenses, performance will vary. Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation and other rights except that Class I, Class Y and Class YS shares have no rights with respect to a Fund's distribution plan. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Information about Class I, Class R, Class Y and Class YS shares is available by calling 800 992-8151.

MINIMUM INITIAL INVESTMENTS

      The minimum initial investment for Class N, Class R and Class S shares is $2,500 for each Fund, and the subsequent minimum investment is $50.

      The minimum initial investment for the Funds by Individual Retirement Accounts, Education Savings Accounts and Uniform Gift to Minor Accounts/ Uniform Transfer to Minor Accounts is $500. The subsequent minimum investment for each account type is $50.

                                                   MINIMUM INITIAL
               CLASS I SHARES                        INVESTMENT
-------------------------------------------------  ---------------
Montag & Caldwell Growth Fund....................    $5 million
Aston/ABN AMRO Growth Fund.......................    $5 million
Aston/Veredus Select Growth Fund.................    $2 million
Aston Value Fund.................................    $2 million
Aston/River Road Dynamic Equity Income Fund......    $1 million
Aston/Optimum Mid Cap Fund.......................    $2 million
Aston/River Road Small-Mid Cap Fund..............    $1 million
Aston/Veredus Aggressive Growth Fund.............    $2 million
Aston/TAMRO Small Cap Fund.......................    $2 million
Aston/River Road Small Cap Value Fund............    $1 million
Aston/ABN AMRO Real Estate Fund..................    $2 million
Aston/Neptune International Fund.................    $1 million
Montag & Caldwell Balanced Fund..................    $1 million
Aston/TCH Fixed Income Fund......................    $2 million
Aston/TCH Investment Grade Bond Fund.............    $1 million
ABN AMRO Government Money Market Fund............    $1 million
ABN AMRO Money Market Fund.......................    $1 million
ABN AMRO Tax-Exempt Money Market Fund............    $1 million
ABN AMRO Treasury Money Market Fund..............    $1 million

                                                              MINIMUM INITIAL
                CLASS Y SHARES                                   INVESTMENT
-----------------------------------------------------         ---------------
ABN AMRO Institutional Prime Money Market Fund.......           $5 million

                                                              MINIMUM INITIAL
                  CLASS YS SHARES                               INVESTMENT
-----------------------------------------------------         ---------------
ABN AMRO Institutional Prime Money Market Fund...............    $5 million

      There is no minimum subsequent investment for Class I, Class Y and Class YS shares. For purposes of the investment minimum, the balances of Fund accounts of clients of a financial consultant may be aggregated in determining whether the minimum investment has been met. This aggregation may also be applied to the accounts of immediate family members (i.e., a person's spouse, parents, children, siblings and in-laws). In addition, the aggregation may be applied to the related accounts of a corporation or other legal entity. The Funds may waive the minimum initial investment by obtaining a letter of intent, evidencing an investor's intention of meeting the minimum initial investment in a specified period of time as continually reviewed and approved by the Board of Trustees. The minimum investment is waived for Trustees of the Trust and employees of the Investment Adviser to the respective Fund, the Subadviser of each respective Fund, the Fund's Administrator and their affiliates, as well as their spouses. The Trust reserves the right to waive a Fund's minimum initial investment requirement for any reason. There is no sales load or charge in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Funds. The Funds also reserve the right to change the initial and subsequent investment minimums. Class I shares are intended for accounts with balances over the minimum initial investment.

ANTI-MONEY LAUNDERING LAWS

      The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, a Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

CUSTOMER IDENTIFICATION PROGRAM

      Federal law requires the Funds to obtain, verify and record identifying information for each investor who opens or reopens an account with Aston Funds. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Aston Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in Aston Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Aston Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

VOTING RIGHTS

      Each issued and outstanding full and fractional share of a Fund is entitled to one full and fractional vote. Shares of a Fund participate equally in regard to dividends, distributions and liquidations with respect to that Fund subject to preferences (such as Rule 12b-1 distribution fees), rights or privileges of any share class. Shareholders have equal non-cumulative voting rights. Class N, Class R and Class S shares have exclusive voting rights with respect to the distribution plans for their class. On any matter submitted to a vote of shareholders, shares of each Fund will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Fund, in which case the shareholders of all such Funds shall be entitled to vote thereon.

SHAREHOLDER MEETINGS

      The Board of Trustees of the Trust does not intend to hold annual meetings of shareholders of the Funds. The Trust instrument provides that the Board of Trustees will call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by shareholders owning not less than 10% of the outstanding shares of the Funds entitled to vote. In addition, subject to certain conditions, shareholders of the Funds may apply to the Trust to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

CERTAIN PROVISIONS OF TRUST INSTRUMENT

      Under Delaware law, the shareholders of the Funds will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that the Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may only be enforced against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations.

EXPENSES

      Expenses attributable to the Trust, but not to a particular Fund, will be allocated to each fund of the Aston Funds on the basis of relative net assets. Similarly, expenses attributable to a particular Fund, but not to a particular class thereof, will be allocated to each class on the basis of relative net assets. General Trust expenses may include but are not limited to: insurance premiums, Trustee fees, expenses of maintaining the Trust's legal existence and fees of industry organizations. General Fund expenses may include but are not limited to: audit fees, brokerage commissions, registration of Fund shares with the SEC, notification fees to the various state securities commissions, printing and postage expenses related to preparing and distributing required documents such as shareholder reports, prospectuses and proxy statements to current shareholders, fees of the Funds' custodian, Administrator, Subadministrator and transfer agent or other "service providers," costs of obtaining quotations of portfolio securities and pricing of Fund shares. New class-specific expenses relating to distribution fee payments associated with a Rule 12b-1 plan for a particular class of shares and shareholder service fees for a particular class of shares and any other costs relating to implementing or amending such plan (including obtaining shareholder approval of such plan or any amendment thereto) will be borne solely by shareholders of such class or classes. Other expense allocations which may differ between classes, or which are determined by the Trustees to be class specific, may include but are not limited to omnibus account fees, litigation or other legal expenses relating to a specific class, and expenses incurred as a result of issues relating to a specific class.

      Notwithstanding the foregoing, the Investment Adviser, the Subadvisers or other service providers may waive or reimburse the expenses of a specific class or classes to the extent permitted under Rule 18f-3 under the 1940 Act.

                                 NET ASSET VALUE

      The net asset value per share of each Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading, typically 4:00 p.m. Eastern time. In addition, ABN AMRO Government Money Market Fund, ABN AMRO Money Market Fund, ABN AMRO Tax-Exempt Money Market Fund, ABN AMRO Treasury Money Market Fund and ABN AMRO Institutional Prime Money Market Fund also calculate net asset value each business day at 10:00 a.m. and 12:00 p.m. Eastern time for its Class S Shares and 10 a.m., 12 p.m. and 2 p.m. Eastern time for its Class I shares. The NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Money Market Funds also observe the following holidays: Columbus Day and Veteran's Day.

      The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The portfolio securities of each Fund listed or traded on a national securities exchange or reported on the NASDAQ National Market System are valued at the last sale price or NASDAQ Official Closing Price, when appropriate. If no last sale price or NASDAQ Official Closing Price, when appropriate, is reported, the mean of the last bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. When market quotations are not readily available or are deemed unreliable, securities and other assets are valued at fair value as determined by the Investment Adviser in accordance with guidelines adopted by the Board of Trustees.

      Bonds are valued through prices obtained from a commercial pricing service or at the mean of the most recent bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees. Options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

      Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. The calculation of the net asset value of each Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, under the Trust's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to the Trust or its agents after the time that net asset value is calculated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Investment Advisers and Subadvisers in accordance with guidelines adopted by the Board of Trustees. Under the fair valuation procedures adopted by the Board of Trustees, the Funds may rely primarily on the services of a third party pricing service to determine fair value prices for foreign securities if certain material events occur. The Board of Trustees receives a report of any actions taken under the Funds' fair valuation procedures.

MONEY MARKET FUNDS

      The securities held in portfolios of the ABN AMRO Money Market Funds, and the debt securities with maturities of sixty days or less held by the other Funds, are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any premium or accretion of discount, unless de minimis, regardless of the impact of fluctuating interest rates on the market value of the instrument.

      An ABN AMRO Money Market Fund's use of amortized cost and the maintenance of such Fund's net asset value at $1.00 are permitted by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Rule 2a-7 also requires the Board of Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the ABN AMRO Money Market Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds' current net asset value per share calculated using available market quotations from the Funds' amortized cost price per share at such intervals as the Board of Trustees deems appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Board of Trustees is required to consider promptly what action, if any, should be initiated, and, if the Board of Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Board of Trustees is required to take such corrective action as it deems appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Board of Trustees has the authority to reduce pro rata the number of shares of the Funds in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each Fund must annually distribute at least

90% of its investment company taxable income paid without regard to the deduction for dividends paid by the Fund.

      In addition, changes in values in the U.S. markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under the Fund's fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the U.S. market could exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.

                               REDEMPTIONS-IN-KIND

      Larger redemptions may be detrimental to a Fund's existing shareholders. While each Fund intends to pay all sales proceeds in cash, the Trust, on behalf of each Fund, reserves the right to honor any request for redemption in excess of $250,000 during any 90-day period by making payment in whole or in part in the form of certain securities of the Fund chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. This is called a "redemption-in-kind." A shareholder may need to pay certain sales charges related to a redemption-in-kind, such as brokerage commissions, when the securities are sold. For shares that are not held in a tax deferred account, redemptions-in-kind are taxable events for federal income tax purposes in the same manner as when sales proceeds are paid in cash.


                                   DIVIDENDS

      Income dividends and capital gain distributions are reinvested automatically in additional shares at net asset value, unless you elect to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex-dividend date at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital, although such dividends and distributions are subject to federal income taxes.

                              FEDERAL INCOME TAXES

      The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences or a discussion of circumstances applicable to certain types of shareholders. Investors are therefore advised to consult their tax advisors before making an investment decision.

FUND TAXATION

      Each Fund intends to qualify or to continue to qualify each year as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, a Fund must, among other things,
(i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships, (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year and 90% of its net tax-exempt income, and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) have no more than 25% of its assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or securities of one or more qualified publicly traded partnerships.

      To the extent that a Fund qualifies for treatment as a RIC, it will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gains distributions.

      A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

      If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

      A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

      A Fund's investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

      A Fund's transactions, if any, in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by a Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to a Fund, defer a Fund's losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. The Funds will monitor their transactions, make the appropriate tax elections, and make the appropriate entries in their books and records when they acquire any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a RIC, and minimize the imposition of income and excise taxes.

      Aston/River Road Dynamic Equity Income Fund and Aston/ABN AMRO Real Estate Fund may invest to a limited degree in MLPs. Net income derived from an interest in a qualified publicly traded partnership, which generally includes MLPs, is included in the sources of income from which a RIC may derive 90% of its gross income. However, at the end of each quarter of its taxable year, no more than 25% of the value of the RIC's total assets may be invested in securities of qualified publicly traded partnerships in order to satisfy the requirements to be treated as a RIC under the Code. For federal income tax purposes, a Fund will be taxable on its allocable share of an MLP's income regardless of whether the Fund receives any distribution from the MLP. Thus, a Fund may be required to sell other securities in order to satisfy the distribution requirements imposed upon RICs and to avoid federal income and excise taxes. Distributions of cash from an MLP to a Fund will constitute a return of capital to the extent of the Fund's basis in the MLP. If a Fund's basis in the MLP is reduced to zero, any additional distributions will constitute capital gains for federal income tax purposes.

      Aston/River Road Dynamic Equity Income Fund may invest to a limited degree in royalty and income trusts. Distributions from such trusts will be treated as dividend income eligible under the 90% income test described above if the trust is treated as a corporation for U.S. federal income tax purposes. The Fund intends to invest only in royalty and income trusts treated as a corporation for U.S. income tax purposes.


      If an option which a Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term capital gain. If a Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a short-term capital gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

      If an option which a Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security which will be decreased by the premium originally paid.

      Options held by a Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be "marked-to-market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss ("60/40 gain or loss"). Certain options, futures contracts and options on futures contracts utilized by the Funds are also Section 1256 contracts. Any gains or losses on these Section 1256 contracts held by the Funds at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

      If a Fund receives an "excess distribution" with respect to the stock of a passive foreign investment company ("PFIC"), the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

      Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Funds held the PFIC stock. A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      Rather than being taxed on the PFIC income as discussed above, a Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, a Fund generally would be required to include its share of the PFIC's income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a RIC may limit its options with respect to PFIC shares.

      Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

      The Funds may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under a notice issued by the Internal Revenue Service, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. The notice provides that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined by the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

SHAREHOLDER TAXATION

      With respect to Funds other than the Tax-Exempt Funds (see discussion below), shareholders will be subject to federal income taxes on distributions made by the Funds whether received in cash or additional shares of the Funds. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than "qualified dividend income," if any, will be taxable to shareholders as ordinary income. For taxable years beginning prior to January 1, 2011, distributions of "qualified dividend income," as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by a Fund to its noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to noncorporate shareholders at a maximum rate federal income tax rate of 15%, without regard to how long a shareholder has held shares of a Fund. Unless extended by future legislation, the 15% federal income tax rate on net capital gain will expire for taxable years beginning after 2010 and will be replaced by a maximum federal income tax rate on net capital gains of 20%. Dividends paid by a Fund may qualify in part for the 70% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received on stocks of foreign issuers that are held by the Funds are not eligible for the dividends received deduction when distributed to the Funds' shareholders.

      To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a Fund's shareholders to be treated as qualified dividend income, a Fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level),
(1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with an exception for stock that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

      Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of dividends and distribution it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of the Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such a period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder's sale or exchange of the shares. In such case, the shareholder's tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

      When a shareholder opens an account, Internal Revenue Service (IRS) regulations require that the shareholder provide a taxpayer identification number (TIN), certify that it is correct, and certify that he, she or it is not subject to backup withholding under IRS regulations. If a shareholder fails to provide a TIN or the proper tax certifications, each Fund is required to withhold 28% of all the distributions (including dividends and capital gain distributions) and redemption proceeds paid to you. Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder's federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

FOREIGN TAXATION

      Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Investment Adviser and Subadviser intend to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes in computing his or her taxable income and to use such amount as a foreign tax credit against his or her U.S. federal income tax liability or deduct such amount in lieu of claiming a credit, subject to certain limitations. In particular, shareholders must hold their shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to such dividend. These same holding period rules generally apply at the Fund level; thus a Fund that makes an election to pass through any foreign tax amounts must also hold the stock in such foreign corporations for such specified periods. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. federal income tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made by a Fund, the source of the electing Fund's income will flow through to shareholders of the Fund. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.

TAX-EXEMPT FUNDS

      ABN AMRO Tax-Exempt Money Market Fund and Aston/McDonnell Municipal Bond Fund (the "Tax-Exempt Funds") intend to qualify to pay "exempt interest dividends" by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50 percent of the value of its total assets consists of obligations, the interest on which is exempt from federal income tax. So long as this and certain other requirements are met, dividends consisting of each such Fund's net tax-exempt interest income will be exempt interest dividends, which are exempt from regular federal income tax in the hands of the shareholders of the Fund. As discussed below, receipt of certain exempt interest dividends may have federal alternative minimum tax consequences. Distributions of net investment income received by these Funds from taxable securities or from net short-term capital gains, if any, realized by the Funds will be taxable to shareholders as ordinary income whether received in cash or additional shares of the Funds. Gains of the Tax-Exempt Funds that are attributable to market discount on certain municipal obligations are treated as ordinary income to the extent of the accrued market discount on those bonds.

      Interest on indebtedness incurred by a shareholder in order to purchase or carry shares in the Tax-Exempt Funds is generally not deductible for federal income tax purposes to the extent that the Fund distributes exempt-interest dividends during the taxable year. If a shareholder receives exempt-interest dividends with respect to any share of these Funds and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of exempt-interest dividends. In addition, the Code may require a shareholder who receives exempt-interest dividends to treat as taxable income a portion of certain social security and railroad retirement benefit payments. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by "private activity bonds" or certain industrial development bonds should consult their tax advisers before purchasing shares in the Tax-Exempt Funds. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds. Moreover, some or all of dividends received from the Tax-Exempt Funds may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of these exempt-interest dividends and distributions also may affect a foreign corporate shareholder's federal "branch profits" tax liability, and an S corporation shareholder's federal tax on "passive investment income."

      Shareholders of the Tax-Exempt Funds should consult their tax advisers to determine whether any portion of the income dividends received from the Fund is considered tax exempt in their particular states. Issuers of securities purchased by the Tax-Exempt Funds (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such securities to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt-interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

      Tax legislation may, from time to time, include provisions that may affect the supply of, and demand for, tax-exempt securities, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of tax law changes upon the tax-exempt market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions.

OTHER TAXES

      Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding the application of federal, foreign, state and local taxes to their particular situation.

      The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty). Recently enacted legislation, however, modifies the tax treatment of certain dividends paid by a Fund to non-U.S. investors. Effective for taxable years of a Fund beginning before January 1, 2008, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by a Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund.

      Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from "United States real property interests" ("USRPIs"). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a "United States real property holding corporation." The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), the distribution of gains from USRPIs to foreign shareholders that own more than 5% of a class of such Fund's shares at any time during the one-year period ending on the date of the distribution is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. income tax return. To the extent a distribution to such a foreign shareholder is attributable directly or indirectly to gains from the sale or exchange of USRPIs recognized by a REIT in which the Fund invests, the Code treats that gain as the distribution of gain from a USRPI to the foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. income tax filing obligations for the foreign shareholder.

                             PERFORMANCE INFORMATION

      From time to time, the Trust may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Trust may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, the Trust may include charts comparing various tax-free yields versus taxable yield equivalents at different income levels.

      From time to time, the yield and total return of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.

                              FINANCIAL STATEMENTS

      The Funds' audited financial statements for the fiscal year ended October 31, 2007, including the report of Ernst & Young, the Trust's independent registered public accounting firm, are incorporated herein by reference to the Funds' Annual Report as filed with the SEC. The Funds' Annual and Semi-Annual Reports are available upon request and without charge.

                                OTHER INFORMATION

      The prospectuses and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's prospectuses. Certain portions of the Registration Statement have been omitted from the prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

      Statements contained in the prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete. In each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the prospectus and this SAI forms a part. Each such statement is qualified in all respects by such reference.

                                   APPENDIX A

                            Commercial Paper Ratings

      A Standard & Poor's Ratings Services ("S&P") commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:

      "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Moody's Investors Service, Inc. ("Moody's") commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

      "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuers do not fall within any of the Prime rating categories.

      Fitch Ratings ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments, which is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.

               Corporate and Municipal and Long Term Debt Ratings

      The following summarizes the ratings used by S&P for corporate and municipal debt:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      "Ca" - Bonds represent obligations, which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      "C" - Bonds are the lowest rated Class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

      The following summarizes long-term ratings used by Fitch:

      "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

      "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

MUNICIPAL NOTE RATINGS

      A S&P note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

      "MIG-1"/ "VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2"/ "VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

      "MIG-3"/ "VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

Aston Funds

ABN AMRO Asset Management, Inc.

McDonnell Investment Management LLC

Summary of MFS Institutional Advisors, Inc.

Montag & Caldwell, Inc.

Neptune Investment Management Limited

Summary of Optimum Investment Advisors LP

River Road Asset Management, LLC

TAMRO Capital Partners LLC

Taplin, Canida & Habacht, Inc.

Veredus Asset Management LLC

                                   ASTON FUNDS
                      PROXY VOTING POLICIES AND PROCEDURES

      1. Definitions.

      "Sub-Adviser" shall mean ABN AMRO Asset Management, Inc., Montag & Caldwell Inc., TAMRO Capital Partners, LLC, Veredus Asset Management LLC, River Road Asset Management, LLC, MFS Institutional Advisors Inc., Optimum Investment Advisors, LLC, Taplin, Canida & Habacht Inc., McDonnell Investment Management, LLC, Neptune Investment Management Limited, Resolution Investment Services Limited, Baring International Investment Limited, ClariVest Asset Management LLC, Cardinal Capital Management L.L.C., and Strategic Global Advisors, LLC. The term includes all sub-advisers to the Funds.

      "Sub-Advisers' Proxy Voting Policies and Procedures" shall mean the Proxy Voting Policies and Procedures of each Adviser, as amended from time to time.

      "Board" shall mean the Board of Trustees of Aston Funds.

      "Fund" shall mean a series of Aston Funds.

      "Fund Management" shall mean the Chairman of the Board of Trustees, Chief Executive Officer or Chief Financial Officer of Aston Funds.

      "Trust" shall mean Aston Funds.

      2. Delegation of Proxy Voting Authority. The Trust has delegated to the applicable Sub-Adviser responsibility for voting all proxies for which a Fund is entitled to vote in accordance with the Proxy Voting Policies and Procedures of each Sub-Adviser, and each Sub-Adviser has accepted such delegation. Each Sub-Adviser shall provide the Board with a copy of its Proxy Voting Policies and Procedures and such other information that the Board deems necessary.

      3. Limitations on the Advisers' Responsibilities.

            (i) Limited Value. Each Sub-Adviser may abstain from voting a Fund proxy if it concludes that the Fund's economic interests or the value of the portfolio holding is indeterminable or insignificant.

            (ii) Unjustifiable Costs. Each Sub-Adviser may abstain from voting a Fund proxy for cost reasons (e.g., cost associated with voting proxies of non-U.S. securities). In accordance with the Sub-Adviser's duties, it shall weigh the costs and benefits of voting proxy proposals relating to foreign securities and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The Sub-Adviser's decision shall take into account the effect that the Fund's vote, either by itself or together with other votes, is expected to have on the value of the Fund's investment and whether this expected effect would outweigh the cost of voting.

            (iii) Fund Restrictions. Each Sub-Adviser shall vote Fund proxies in accordance with any applicable investment restrictions of the affected Fund.

            (iv) Board Direction. Notwithstanding the foregoing delegation to the Sub-Advisers, the Board may from time to time direct a Sub-Adviser to vote a Fund's proxies in a manner that is different from the guidelines set forth in the Sub-Adviser's Proxy Voting Policies and Procedures. After its receipt of any such direction, the Sub-Adviser shall follow any such direction for proxies received after its receipt of such direction.

      4. Subdelegation. Each Sub-Adviser may delegate its responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that no such delegation shall relieve the Sub-Adviser of its responsibilities hereunder and the Sub-Adviser shall retain final authority and fiduciary responsibility for proxy voting. If a Sub-Adviser delegates such responsibilities, the Sub-Adviser shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

      5. Proxy Voting Expense. Each Sub-Adviser shall bear all expenses associated with voting its proxies and complying with applicable laws related to voting proxies (including expenses associated with engaging third parties to vote a Fund's proxies. Each Fund shall promptly reimburse the applicable Sub-Adviser for any out-of-pocket expenses incurred by such Sub-Adviser in performing services related to Institutional Shareholder Services, Inc. maintaining a Fund's proxy voting records or filings on Form N-PX.

      6. Conflicts of Interest. Each Sub-Adviser shall follow the Conflict of Interest provisions set forth in its Proxy Voting Policies and Procedures. Until such time as each Sub-Adviser's Proxy Voting Policies and Procedures address conflicts of interest, each Adviser shall comply with the following procedures: the Sub-Adviser shall review each Fund proxy to assess the extent, if any, to which there may be a material conflict between the interests of the applicable Fund on the one hand and the Sub-Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a "potential conflict"). The Sub-Adviser shall perform this assessment on a proposal-by-proposal basis and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the Sub-Adviser determines that a potential conflict may exist, it shall promptly report the matter to Fund Management. Fund Management shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of the applicable Fund and Sub-Adviser's other clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, Fund Management may resolve a potential conflict in any of the following manners:

            (i) If the proposal that gives rise to a potential conflict is specifically addressed in the applicable Sub-Adviser's Proxy Voting Policies and Procedures, Fund Management may direct the Sub-Adviser to vote the proxy in accordance with the pre-determined policies and guidelines set forth in the Sub-Adviser's Proxy Voting Policies and Procedures; provided that such pre-determined policies and guidelines involve little discretion on the part of the Sub-Adviser;

            (ii) Fund Management may disclose the potential conflict to the Board and obtain the Board's consent before directing the Sub-Adviser to vote in the manner approved by the Board;

            (iii) Fund Management may direct the Sub-Adviser to engage an independent third-party to determine how the proxy should be voted; or

            (iv) Fund Management may direct the Sub-Adviser to establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

Each Sub-Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the Sub-Adviser's senior account representatives actually knew or reasonably should have known of the potential conflict.

      7. Approval of Material Changes. Any material changes to the Trust's Proxy Voting Policies and Procedures shall be promptly submitted to the Board for approval. Any material changes in the applicable Sub-Adviser's Proxy Voting Policies and Procedures shall be reported to the Board at the next quarterly meeting following such changes.

      8. Reports to the Board. At each quarterly meeting of the Board, each Sub-Adviser shall submit a report to the Board (Exhibit A) describing:

            (i) any issues arising under these Proxy Voting Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in such Policies and Procedures; and

            (ii) any proxy votes taken by the Sub-Adviser on behalf of the Funds since the last report to the Board which were exceptions from the Sub-Adviser's Proxy Voting Policies and Procedures and the reasons for any such exceptions.

In addition, no less frequently than annually, Fund Management shall furnish to the Board, and the Board shall consider, a written report identifying any recommended changes in existing policies based upon the Sub-Advisers' experience under these Proxy Voting Policies and Procedures and each Sub-Adviser's Proxy Voting Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

      9. Maintenance of Records. Each Sub-Adviser shall maintain at its principal place of business the records required to be maintained by the applicable Fund with respect to proxies by the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, in accordance with the requirements and interpretations thereof. Each Sub-Adviser must maintain proxy statements that it receives regarding Fund securities, but need not to the extent that such proxy statements are available on the SEC's EDGAR system. The Sub-Advisers may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act and 1940 Act. Each Sub-Adviser shall maintain and provide such records to the Fund in a mutually agreeable format for filing by the Fund on Form N-PX. Each Adviser acknowledges that the records maintained under the 1940 Act are the property of the Fund and agrees to transfer such records to the Fund upon request.

Adopted:  November 30, 2006
Amended: September 30, 2007

                                                                       EXHIBIT A

                                [NAME OF ADVISER]

                                   [ ] FUND(S)
                          PROXY VOTING QUARTERLY REPORT

      I, the undersigned Compliance Officer of [Name of Adviser], hereby submit the following report with respect to [ ] Fund(s):

      1. During the quarter ended [ ] there have been no issues that have arisen under [Name of Adviser]'s Proxy Voting Policies and Procedures and no conflicts of interest that are not addressed in its policies and procedures.

      2. During the quarter ended [ ] there have been no proxy votes taken by [Name of Adviser], on behalf of [ ] Fund(s), which were exceptions to [Name of Adviser]'s Proxy Voting Policies and Procedures.

      3. During the quarter ended [ ] there have been no material changes to [Name of Adviser]'s Proxy Voting Policies and Procedures.

                                                   _____________________________
                                                   [ ]
                                                   Compliance Officer

Dated:

                                  PROXY VOTING
                             POLICIES AND PROCEDURES
                         ABN AMRO ASSET MANAGEMENT, INC.

POLICY

      ABN AMRO Asset Management, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

      Unless voting authority has been explicitly reserved by the governing documents to the client or another party, the Adviser will exercise discretionary voting authority over proxies issued on securities held in client accounts.

      It is the policy of the Adviser to vote, focused on the investment implications of each issue and in a manner that the Adviser believes is in the best interest of its clients.

BACKGROUND

      Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

      Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY

      The Proxy Voting Policy Committee and its designated service provider, Institutional Shareholder Services ("ISS"), have the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

PROCEDURE

      ABN AMRO Asset Management has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which may be summarized as follows:

PROXY COMMITTEES

      ABN AMRO Asset Management has established two Proxy Committees to oversee the proxy process. The Proxy Voting Policy Committee and the Proxy Voting Procedure Committee. Their responsibilities are as follows:

      The Proxy Voting Policy Committee will establish guidelines, review special issues and oversee the proxy voting process. The Committee consists at a minimum of the Chief Investment Officer of the unit, the Director of Research for the unit, the Director of Compliance, and the designated Proxy Officer. No less than annually, the Committee is responsible for approving or amending the guidelines it has established and reviewing the performance of its voting agent. Meetings may be called by any Committee member throughout the year, based on issues that arise.

      The Proxy Voting Procedure Committee will focus on operational and procedural aspects. The Committee consists at a minimum of the Director of Compliance, the designated Proxy Analyst(s), designated Investment Operations personnel, the Compliance Officer, and the Proxy Officer. No less than annually, the committee is responsible for reviewing any operational or procedural issues related to the proxy process. Meetings may be called by any Committee member throughout the year, based on issues that arise.

VOTING

      The Proxy Voting Policy Committee has hired Institutional Shareholder Services (ISS) as its voting agent. ISS provides analysis of proxy proposals, tracks and receives proxies for which ABN AMRO Asset Management's clients are entitled to vote, votes proxies pursuant to agreed upon guidelines and compiles and provides voting records for ABN AMRO Asset Management. A Proxy Officer has been designated to coordinate communications between the Proxy Analysts, Investment Operations personnel and ISS. The Proxy Officer named is Holly Carlini.

      The steps for reviewing and submitting votes are as follows:

      - The Proxy Analysts reviews the ISS system on a weekly basis during proxy season.

      - The Proxy Analysts print copies of the upcoming voting agendas and the number of shares as noted by ISS as being held by ABN AMRO Asset Management.

      - The Proxy Analysts review the voting agendas, determine if there are any issues to report to the Head Portfolio Manager, document evidence of their review of the agenda, and maintain the copies in a proxy file.

      - The Compliance Department will review on a semi-annually basis, the Proxy Analyst's proxy files to ensure there is evidence of review.

      - For each vote, the Head Portfolio Manager reviews the number of shares held for reasonability to ensure that ISS has an accurate record of the shares ABN AMRO Asset Management is responsible for voting. This process is facilitated by the Proxy Analysts.

      - Once a month, Investment Operations submits a file of current clients and their holdings to ISS. Only clients that have delegated voting to ABN AMRO Asset Management are included in this feed.

      - ISS matches the client accounts to the applicable proxy and records the vote.

VOTING GUIDELINES

      In the absence of specific voting guidelines from the client, ABN AMRO Asset Management will vote proxies in the best interests of each particular client. ABN AMRO Asset Management's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on ABN AMRO Asset Management's voting authority in the same manner that they may place such restrictions on the actual selection of account securities. ABN AMRO Asset Management utilizes the 2006 U.S. Proxy Policy Guidelines, for all clients except for the Taft-Hartley which utilize 2006 U.S. Taft-Hartley Policy Guidelines.

CONFLICTS OF INTEREST

      ABN AMRO Asset Management has eliminated most actual or perceived conflicts of interest as the majority of proxy issues are voted by an independent third party, pursuant to the guidelines adopted by the Proxy Committee. In cases where ABN AMRO Asset Management believes there may be an actual or perceived conflict of interest the Adviser seeks to address such conflicts in various ways, including the following:

      - Documenting the investment rationale for the decision using the Proxy Conflict of Interest and Override Form, the conflict of interest and the method in which the conflict was addressed;

      - Requiring the approval of the Department Head and the Director of Compliance prior to providing voting instructions to the voting agent;

      - Holding special Committee meetings, where warranted, to determine the steps to be taken, or in cases where special meetings were not deemed warranted, requiring the Committee to review the decisions;

      -     Seeking legal counsel.

      In situations where ABN AMRO Asset Management perceives a material conflict of interest, the Adviser may:

      - Defer to the voting recommendation of ISS or another independent third party;

      - Vote pursuant to client direction (following disclosure of the conflict to the client),

      - Vote reflectively (in the same proportion and manner as other shareholders),

      -     Abstain from voting; or

      -     Take such other action which protects the interests of its clients.

      Circumstances necessitating such actions may include the voting of proxies on securities issued by ABN AMRO Asset Management's parent corporation or the voting of proxies where the Adviser or its affiliates have a direct financial interest.

      The Proxy Analyst will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of ABN AMRO Asset Management with the issuer of each security to determine if ABN AMRO Asset Management or any of its employees has any financial, business or personal relationship with the issuer.

      If a material conflict of interest exists, the Proxy Voting Policy Committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

      ABN AMRO Asset Management will maintain a record of the voting resolution of any conflict of interest.

RECORDKEEPING

      ISS and the Proxy Voting Policy Committee shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

      -     These policies and procedures and any amendments;

      -     Each proxy statement that ABN AMRO Asset Management receives;

      -     A record of each vote that ABN AMRO Asset Management casts;

      - Any document ABN AMRO Asset Management created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;

      - A copy of each written request from a client for information on how ABN AMRO Asset Management voted such client's proxies, and a copy of any written response.

DISCLOSURE

      - ABN AMRO Asset Management will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how ABN AMRO Asset Management voted a client's proxies, and that clients may request a copy of these policies and procedures.

      - The Proxy Voting Policy Committee will also send a copy of this summary to all existing clients who have previously received ABN AMRO Asset Management's Disclosure Document; or the Proxy Voting Policy Committee may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

CLIENT REQUESTS FOR INFORMATION

      - All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CCO, Brian Lord.

      - In response to any request the Proxy Committee and its designated service provider, ISS, will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how ABN AMRO Asset Management voted the client's proxy with respect to each proposal about which client enquired.

                      MCDONNELL INVESTMENT MANAGEMENT, LLC

                       PROXY VOTING POLICY AND PROCEDURES

POLICY

      McDonnell Investment Management, LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

BACKGROUND

      Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how you address material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; and (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients. While this document applies to situations where MIM exercises voting authority for client securities, similar principles would apply where MIM may have to take action with respect to debt securities such as in the case of default, bankruptcy, reorganization, etc.

      MCDONNELL INVESTMENT MANAGEMENT, LLC (OR "MIM") IS PRIMARILY A FIXED INCOME MANAGER AND, ACCORDINGLY, DOES NOT AS A PRACTICAL MATTER EXERCISE DISCRETION OVER PROXY VOTING FOR FIXED INCOME SECURITIES AS PROXY SOLICITATIONS DO NOT OCCUR. FOR THOSE ACCOUNTS THAT WE MANAGE THAT INCLUDE SECURITIES FOR WHICH PROXY VOTING IS APPLICABLE, MIM SEEKS TO DELEGATE THE RESPONSIBILITY FOR PROXY VOTING TO THE CLIENT AND, WITH RESPECT TO ACCOUNTS SUBJECT TO ERISA, TO ENSURE THAT THE RESPONSIBILITY FOR PROXY VOTING HAS BEEN DELEGATED BY THE CLIENT TO ANOTHER QUALIFIED PLAN FIDUCIARY. HOWEVER, WHILE MIM DOES NOT TYPICALLY VOTE PROXIES FOR ANY CLIENTS, IT HAS ADOPTED THIS POLICY IN ADVANCE OF POSSIBLY FINDING ITSELF IN SUCH A POSITION IN THE FUTURE.

      Examples of ways that MIM could become responsible for voting securities include: receiving equity securities as part of a workout of an issuer whose bonds are owned by a client; inheriting legacy securities from a client; purposely buying the equity securities of a distressed bond issuer in order to salvage value for clients who hold the bonds.

      MIM acknowledges its responsibility to vote proxies for all client securities for which it has been granted authority in their best interests and without regard to any benefit to MIM. These procedures have been reasonably designed and implemented in a way that is expected to ensure that proxy matters are conducted in the best interest of clients and that appropriate disclosure is made to clients about the firm's policy and procedures. Recognizing that "a one size fits all" approach is not appropriate, these procedures have been tailored to fit MIM's particular advisory business, types of securities managed, and the nature of potential conflicts that it faces.

      A listing of categories of proxy voting issues and MIM's general philosophy with respect to voting the broad categories is included in Exhibit A. This listing is not meant to include all possible issues but is a starting point to assist in developing positions on substantive issues. Ultimately, any voting decision will turn on the particular facts and circumstances of each proxy vote after considering the best interests of MIM's clients.

VOTING PROCEDURES

      As mentioned previously, MIM declines to take responsibility for voting client proxies except where it is specifically authorized and agrees to do so in its advisory contracts or comparable documents with clients. For clients for whom MIM does not vote proxies, the relevant custodian banks or brokers are instructed to mail proxy material directly to clients.

      Where MIM has voting authority for a client, the firm has adopted the following procedures to govern the voting of such proxies. MIM's Chief Research Officer (CRO), has the responsibility for the implementation and monitoring of these policy and procedures and record keeping. A Proxy Administrator under the CRO's supervision may be designated to assist in these duties.

      - All employees will forward any proxy materials and corporate actions received on behalf of clients to the CRO (or his designee);

      - The CRO or designee, with the assistance of the Client Accounting Manager, will determine which client accounts hold the security to which the proxy relates;

      - The CRO (or designee) reconciles proxies received against holdings on the record date of client accounts over which MIM has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

      - Absent material conflicts the CRO will, in conjunction with the relevant Portfolio Manager, determine how MIM should vote the proxy (i.e., in accordance with voting guidelines or based on case-by-case analysis);

      - The CRO (or designee) will complete the proxy and mail it in a timely and appropriate manner to the issuer's information agent.

CONFLICTS OF INTEREST

      Historically, MIM has not had situations in which the interests of its clients are at variance with MIM's own interests and makes its best efforts to avoid conflicts of interest. However, a situation may arise where MIM or a person involved in the proxy voting process may have a conflict of interest. Potential conflicts of interest are most likely to fall within the following three general categories: (i) business relationships (e.g., MIM manages money for a company or an employee group that is affiliated with the issuing company);
(ii) personal relationships - (e.g. an officer of MIM has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships); or (iii) familial relationships (e.g., a spouse or other relative who serves as a director of a public company).

      In instances where a potential conflict of interest exists, the CRO will consult with MIM's Chief Investment Officer and a member of the firm's Legal/Compliance department in order to provide the client with sufficient information regarding the shareholder vote and MIM's potential conflict so that the client can make an informed decision regarding whether or not to consent.

      McDonnell Investment Management, LLC will maintain a record of the voting resolution of any conflict of interest.

RECORD RETENTION

      MIM has adopted the following procedures to ensure that appropriate documentation of proxy votes is maintained pursuant to Section 204-2 of the Advisers Act of 1940 and, where appropriate, ERISA.

      1. The firm maintains records that include:

      -     A copy of these policies and procedures.

      -     Proxy statements received regarding client securities.

      - A record of the number of shares eligible to be voted on the record date and each vote cast.

      - A copy of any document created by the firm that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision.

      - Each written client request for proxy voting records and the firm's written response to any (written or oral) client request for such records.

      2. All proxy voting records are maintained in an easily accessible place or a period of at least five years, the first two in MIM's offices.

REQUESTS FOR INFORMATION

      MIM has adopted the following procedures to ensure that information is available to clients regarding the firm's proxy voting policies and procedures, as well as how an individual client's proxies were voted.

      Clients may request a copy of these policies and procedures, as they may be updated from time to time, or specific information on how the client's proxies were voted, by sending a request letter to:

                  McDonnell Investment Management, LLC
                  1515 W.  22nd Street, 11th Floor
                  Oak Brook, IL 60523
                  Attn:  Proxy Administrator

      In addition, MIM's current proxy voting policies and procedures are summarized in Part II of the firm's Form ADV, which is available upon request.

      3. MIM sends an annual report to each ERISA client for whom MIM has voting authority, indicating how such client's proxies were voted during the preceding year.

      4. Clients may request information at any time as to MIM's proxy voting policies and procedures, or how the firm voted their ballots, by calling (630) 684-8600.

                                    EXHIBIT A

                            GENERAL VOTING GUIDELINES

      As part of its investment process, MIM examines the management of all portfolio companies. The ability and judgment of management is critical to the investment success of any portfolio company and MIM generally will not hold securities of companies whose management it questions. Hence, MIM tends to vote most routine matters in accordance with management recommendations, provided there is no conflict with shareholder value. At the same time, when MIM believes that the position of the management of a portfolio company may not be in the best interests of shareholders, it will vote against the management recommendation.

ROUTINE MATTERS USUALLY VOTED FOR

      -     Routine election of directors

      -     Changing the corporate name or principal address of the company

      -     Stock Repurchase Plans

      -     Issuance of Authorized Common Stock

      -     Require Shareholder Approval to issue Preferred Stock

      -     Shareholder Right to Call Special Meetings

      - Proposals for the annual appointment or approval of independent corporate auditors

MATTERS REQUIRING CASE-BY-CASE ANALYSIS

      - Compensation - a company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. MIM will generally oppose plans that have the potential to be excessively dilutive. Severance compensation arrangements - MIM will generally oppose "golden parachutes"that are considered excessive.

      - Changes to Capital Structure - MIM realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. MIM will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Likewise, mergers and acquisitions, and other corporate restructuring proposals will be subject to careful review to determine whether they would be beneficial to shareholders.

      - Anti-Takeover Mechanisms and Related Issues - MIM generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, MIM may vote with management when it believes that the proposal is not onerous and would not harm client interests as stockholders. MIM generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote, and will generally vote against any proposal to issue stock that has unequal or subordinate voting rights.

      - Social and Corporate Policy Issues - MIM will generally give management discretion with regard to social, environmental and ethical issues although issues that are believed to have significant economic benefits or implications will be evaluated on a case-by-case basis.

      This list is not meant to be all-inclusive but representative of many of the most common issues. MIM may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client.

                            MFS INVESTMENT MANAGEMENT
                 SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING POLICIES AND PROCEDURES

      MFS will vote proxies on behalf of sub-advised funds unless the adviser retains that obligation. Where MFS votes proxies on behalf of sub-advised clients, MFS' proxy voting policy (the "Proxy Policy") implements standards that are reasonably designed to ensure that proxies are voted in the best long-term economic interests of its clients. The Proxy Policy provides standards for specific issues, including non-salary compensation programs, "golden parachutes," anti-takeover measures and other corporate actions, auditor and board member independence and social issues. The Proxy Policy is given to the sub-advised fund's adviser for board approval.

      The Proxy Policy outlines the responsibilities of the Proxy Review Group, which oversees MFS' proxy voting activities. The Proxy Review Group includes senior MFS Legal Department officers and an independent proxy consultant. The Proxy Review Group monitors proxy voting for material conflicts of interest when MFS personnel seek to override the Proxy Policy's voting guidelines or on matters presented for vote that are not clearly governed by the guidelines. The Proxy Review Group considers special proxy issues as they arise.

      Generally, under normal circumstances, MFS votes proxies in accordance with its predetermined proxy voting guidelines. If a conflict is determined to exist, voting will be conducted under the oversight of the Proxy Review Group. Similarly, the Proxy Review Group oversees voting for certain non-routine items, such as voting related to mergers and acquisitions. The Proxy Policy contains policies that are designed to ensure that material conflicts of interest are avoided and/or resolved in a manner consistent with our fiduciary role and the best economic interests of our clients. In determining whether a conflict of interest exists, MFS will compare the issuer of the proxy to a list containing current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients, (collectively, "MFS Significant Client List"). If the issuer of the proxy is not on the MFS Significant Client List, then no material conflict of interest will be deemed to exist and the proxy will be voted as determined by the Proxy Review Group. Alternatively, if the issuer appears on the MFS Significant Client List, then a conflict of interest will be deemed to exist and the Proxy Review Group will further evaluate the proposed votes to ensure that the potential conflict of interest is not impacting the voting and that the proxy is voted in what MFS believes is in the best long-term economic interests of MFS' clients.

      MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements and that some items may not be clearly governed by the guidelines. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with its guiding principle. Institutional Shareholder Services provides a report on proxy voting to the funds. MFS works with the advisers of sub-advised funds in the compilation of data for Form N-PX.

      The Proxy Review Group reviews the policy and procedures at least annually and recommends any amendments considered to be necessary or advisable.

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

      If directed by Client, decisions on voting of proxies will be made by Montag & Caldwell, Inc. ("M&C") in accordance with these guidelines (as amended from time to time). M&C will consider proxies as a client asset and will vote consistently across all client portfolios for which we have voting authority in the manner we believe is most likely to enhance shareholder value.

      If M&C is authorized to make decisions on voting of proxies, we will have no obligation to furnish Client any proxies, notices of shareholder meetings, annual reports or other literature customarily mailed to shareholders.

      Once voting authority has been delegated to M&C, Client may not at a later date direct how to vote the proxies. Clients who wish to adhere to a proprietary set of voting guidelines should exercise their right to reserve voting authority rather than delegating this responsibility to M&C.

      Should the situation arise where M&C is an investment adviser to a company whose proxy we are authorized to vote or any other potential conflict of interest is perceived and the item falls outside the issues explicitly addressed by these guidelines, the matter will be reviewed by the entire proxy committee. If an item is explicitly addressed by these guidelines it will be voted accordingly. If an item falls outside the issues explicitly addressed by these guidelines and we would vote against management, no further review is needed. If further review is needed the Proxy Committee will first determine if the conflict is material. If it is material, the Proxy Committee will determine the steps needed to resolve the conflict before the proxy is voted.

      It is against M&C's policy for employees to serve on the board of directors of a company whose stock could be purchased for M&C's advisory clients.

      The following guidelines establish our position on many common issues addressed in proxy solicitations and represent how we will generally vote such issues; however, all proxy proposals will be reviewed by an investment professional to determine if shareholder interests warrant any deviation from these guidelines or if a proposal addresses an issue not covered in the guidelines.

ROUTINE MATTERS

      Routine proxy proposals are most commonly defined as those which do not change the structure, bylaws, or operation of the corporation to the detriment of the shareholders.

      M&C will generally support management on routine matters and will vote FOR the following proposals:

      -     Increase in authorized common shares.

      - Increase in authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

      -     Routine election or re-election of directors.

      -     Appointment or election of auditors.

      -     Directors' liability and indemnification.

      -     Time and location of annual meeting.

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

COMPENSATION ISSUES

      M&C will review on a case by case basis the following issues:

      -     Compensation or salary levels.

      -     Incentive plans.

      -     Stock option plans.

      -     Employee stock purchase or ownership plans.

SOCIAL ISSUES

      Shareholders often submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent.

      We will support management in instances where we feel acceptable efforts are made on behalf of special interests of social conscience. The burden of social responsibility rests with management. We will generally vote AGAINST shareholder proposals regarding the following social concerns:

      -     Enforcing restrictive energy policies.

      -     Placing arbitrary restrictions on military contracting.

      - Barring or placing arbitrary restrictions on trade with communist countries.

      - Barring or placing arbitrary restrictions on conducting business in certain geographic locations.

      -     Restricting the marketing of controversial products.

      -     Limiting corporate political activities.

      -     Barring or restricting charitable contributions.

      - Enforcing general policy regarding employment practices based on arbitrary parameters.

      - Enforcing a general policy regarding human rights based on arbitrary parameters.

      - Enforcing a general policy regarding animal rights based on arbitrary parameters.

      -     Placing arbitrary restrictions on environmental practices.

BUSINESS PROPOSALS

      Business proposals are resolutions which change the status of the corporation, its individual securities, or the ownership status of these securities. We believe it is in the best interest of the shareholders to support managements who propose actions or measures that are supported by existing corporate laws, or have legal precedence as common practice in corporate America.

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

      We will generally vote FOR the following proposals as long as the current shareholder position is either enhanced or preserved:

      -     Changing the state of incorporation.

      -     Mergers, acquisitions, dissolvement.

      -     Indenture changes.

      -     Changes in capitalization.

SHAREHOLDER GOVERNANCE

      These are issues that address the status of existing rights of shareholders and proposals which tend to transfer those rights to or from another party.

      We will generally vote FOR the following management proposals:

      - Majority approval of shareholders in acquisitions of a controlling share in the corporation.

      - Provisions which require 66-2/3% shareholder approval or less to rescind a proposed change to the corporation or amend the corporation's by-laws.

      We will generally vote AGAINST the following management proposals:

      - Super-majority provisions which require greater than 66-2/3% shareholder approval to rescind a proposed change to the corporation or to amend the corporation's by-laws.

      - Fair-price amendments which do not permit a takeover unless an arbitrary fair price that is derived from a fixed formula is offered to all shareholders.

      - The authorization of a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

      - Proposals which do not allow replacements of existing members of the board of directors.

      We will generally vote FOR shareholder proposals which:

      - Propose or support a majority of independent directors and/or independent audit, compensation, and nominating committees.

      - Rescind share purchase rights or require that they are submitted for shareholder approval to 66-2/3% or less.

      -     Eliminate pension and benefit programs for outside directors.

      -     Eliminate a staggered board of directors.

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

PROXY CONTESTS

      Proxy contests develop when discontented shareholders submit a proxy card in opposition to the board of directors, frequently seeking to elect a different slate of directors, often in an effort to effect a decided change in the corporation. Our voting decision in a proxy contest will be in favor of the best interests of the majority of shareholders, our clients, and beneficiaries of the assets which we manage.

ADMINISTRATIVE ISSUES

      Proxy voting guidelines will be reviewed annually and approved by the Investment Policy Committee.

      M&C will maintain a record of proxy voting guidelines and the annual updates electronically.

      M&C has established a Proxy Committee that consists of at least three members of the Investment Policy Committee and includes at least one research analyst and two portfolio managers.

      Proxy voting decisions will be made by at least one member of the Proxy Committee within the framework established by these guidelines that are designed to vote in the best interests of all clients.

      M&C will maintain a record of any document created by M&C or procured from an outside party that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis of that decision.

      M&C will maintain records detailing receipt of proxies, number of shares voted, date voted and how each issue was voted. These records will be available upon request to those clients for whom we have proxy voting responsibility.

      M&C will maintain records of all written client requests for information on how M&C voted proxies on behalf of the client and M&C's response to the client's written or verbal requests.

      The proxy voting process will be monitored for accuracy. A voting history report is generated by the Supervisor of Information Processing on a monthly basis. This report is provided to the Chief Compliance Officer to verify against ballot copies.

      The Supervisor of Information Processing will provide the Chief Compliance Officer with a quarterly statement that all ballots were received or reasonable steps, under the circumstances, have been taken to obtain the ballots.

Reviewed May 19, 2006

            NEPTUNE INVESTMENT MANAGEMENT LIMITED ("NEPTUNE" OR "THE
                              COMPANY"PROXY VOTING
                             POLICIES AND PROCEDURES

1. BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be applied to ensure that such rights are exercised in a properly and timely exercised manner.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

2. POLICY

Neptune's, policy for proxy voting, which it considers to be a vital component of its fiduciary duty to its clients, is to fulfill its responsibility for voting proxies for portfolio securities consistent in a manner with the best economic interests of its clients. Neptune maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about the Company's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Unless voting authority has been explicitly reserved by the governing documents to the client or another party, Neptune will exercise discretionary voting authority over proxies issued on securities held in client accounts.

It is the policy of Neptune to vote, focused on the investment implications of each issue and in a manner that Neptune believes is in the best interests of its clients.

3. RESPONSIBILITY

The Neptune Proxy Voting Policy Committee and its designated service provider, a provider which is advised by the specific funds custodian, have the responsibility for the implementation and monitoring of the Company's proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

4. PROCEDURES

Neptune has adopted procedures to implement the Company's policy and conduct reviews to monitor and ensure the policy is observed, implemented properly and amended or updated, as appropriate. These procedures may be summarized as follows:

4.01 PROXY COMMITTEES

Neptune has established two Proxy Committees to oversee the proxy process. The Proxy Voting Policy Committee and the Proxy Voting Procedure Committee. Their responsibilities are as follows:

The Proxy Voting Policy Committee will establish guidelines, review special issues and oversee the proxy voting process. The Committee consists at a minimum of the Chief Investment Officer, the Head of Research, the Chief Compliance Officer and the designated Proxy Officer. No less than annually, the Committee is responsible for reviewing the guidelines it has established amending them as required and reviewing the performance of its voting agents. Meetings may be called by any Committee member throughout the year, based on issues that arise.

The Proxy Voting Procedure Committee will focus on operational and procedural aspects. The Committee consists at a minimum of the Chief Compliance Officer, designated Investment Administration personnel and the Proxy Officer. No less than annually, the Committee is responsible for reviewing any operational or procedural issues related to the proxy process. Meetings may be called by any Committee member throughout the year, based on issues that arise.

4.02 VOTING

The Proxy Voting Policy Committee is advised by the custodian of the fund's voting agent. Each voting agent provides analysis of proxy proposals, tracks and receives proxies for which Neptune's clients are entitled to vote and votes proxies pursuant to agreed upon guidelines. Neptune compiles and retains voting records. A Proxy Officer has been designated to coordinate communications between the Fund Administration personnel and each relevant voting agent. The Proxy Officer named is Philip Keiff.

      The steps for reviewing and submitting votes are as follows:

      - The Proxy Officer reviews the voting agent's systems on a weekly basis during the proxy season.

      - The Proxy Officer prints copies of the upcoming voting agendas and the number of shares as noted by the voting agent as being held by Neptune.

      - The Proxy Officer reviews the voting agendas, determines if there are any issues to report to the relevant Portfolio Manager, documents evidence of their review of the agenda and maintains copies in a proxy file.

      - The Compliance Department will review, on a semi-annual basis, the Proxy Officer's proxy files to ensure there is evidence of review.

      - For each vote, the relevant Portfolio Manager reviews the number of shares held for reasonableness to ensure that the voting agent has an accurate record of the shares Neptune is responsible for voting. This process is facilitated by the Proxy Officer.

5. VOTING GUIDELINES

In the absence of specific voting guidelines from the client, Neptune will vote proxies in the best interests of each particular client. Neptune's policy is to vote all proxies from a specific issuer the same way for each client in the absence of qualifying instructions or restrictions from a client. Clients are permitted to place reasonable restrictions on Neptune's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

6. CONFLICTS OF INTEREST

Neptune has eliminated most actual or perceived conflicts of interest as the majority of proxy issues are voted by an independent third party, pursuant to the guidelines adopted by the relevant Proxy Committee. In cases where Neptune believes there may be an actual or perceived conflict of interest, it seeks to address such conflicts in various ways, including the following:

      - Documenting fully the investment rationale for the decision, the conflict of interest and the method in which the conflict was addressed;

      - Requiring the approval of the Chief Compliance Officer prior to providing voting instructions to the voting agent;

      - Holding special Committee meetings, where warranted, to determine the steps to be taken, or in cases where special meetings were not deemed warranted, requiring the Committee to review the decisions;

      -     Seeking legal counsel.

In situations where Neptune perceives a material conflict of interest, it may:

      -     Defer to the voting recommendation of the voting agent;

      - Vote pursuant to client direction (following disclosure of the conflict to the client),

      - Vote reflectively (in the same proportion and manner as other shareholders),

      -     Abstain from voting; or

      - Take such other action which, in the considered view of the Proxy Committee, protects the interests of its clients.

Circumstances necessitating such actions may include the voting of proxies on securities issued by Neptune or the voting of proxies where Neptune or its affiliates have a direct financial interest.

The Proxy Officer and the Compliance Department will identify any conflicts that exist between the interests of Neptune and the client by reviewing the relationship of Neptune with the issuer of each security to determine if Neptune or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the Proxy Voting Policy Committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

Neptune will maintain a record of the voting resolution of any conflict of interest.

7. RECORDKEEPING

The Proxy Voting Policy Committee shall retain the following proxy records in accordance with the applicable regulator's five-year retention requirement.

      -     These policies and procedures and any amendments;

      -     Each proxy statement that Neptune receives;

      -     A record of each vote that Neptune casts;

      - Any document that Neptune created that was material to making a decision on how to vote proxies, or that documents that decision, including period reports to the Trustee/Depositary;

      - A copy of each written request from a client for information on how Neptune voted such client's proxies, and a copy of any written response.

8. DISCLOSURE

      - Neptune will provide clients on request, a summary of its proxy voting policy and procedures, including a statement, if required, detailing how Neptune voted a client's proxies.

      - The Proxy Voting Policy Committee will also send a copy of this summary to all existing clients who have previously received Neptune's Policies and Procedures Document; or the Proxy Voting Policy Committee may send each client the amended Policies and Procedures Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

9. CLIENT REQUESTS FOR INFORMATION

      - All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Chief Compliance Officer, Karen Barker.

      - In response to any request, the Proxy Committee will prepare a written response to the client with the information requested and, as appropriate will include the name of the issuer, the proposal voted upon, and how Neptune voted the client's proxy with respect to each proposal about which client enquired.

                        OPTIMUM INVESTMENT ADVISORS, LLC
                        SUMMARY OF PROXY VOTING POLICIES
                                  AUGUST, 2006

INTRODUCTION

      Optimum Investment Advisors, LLC ("Optimum") manages discretionary accounts on behalf of a diverse group of clients, including individuals, trusts, IRAs, ERISA plans, state and local government funds, corporations and charitable foundations. According to the provisions of Section 4 of Optimum's Investment Advisory Agreement, unless the client is an employee benefit plan subject to ERISA, Optimum does not vote proxies on behalf of clients, including in the circumstance where the client has instructed his custodian to forward proxies to Optimum instead of to the client. Optimum does vote proxies for the ABN AMRO Mid Cap Fund under its sub-advisory contract.

GENERAL POLICY

      Optimum acts as fiduciary and votes proxies in a way that it believes will be consistent with the best interest of the beneficial owners of the accounts and will maximize the market value of their investments. Although Optimum may consult with a third party on proxy issues, no outsider, including a client, will dictate Optimum's proxy voting.

      Optimum generally supports routine business matters, unless Optimum views support as contrary to the best financial interest of the shareholders. Optimum carefully reviews proposals for changes in status of a company, to determine whether such changes (such as mergers or restructurings) benefit the financial interests of the shareholders, and votes accordingly. Proposals that restrict shareholder democracy are generally not supported if such proposals restrict the rights of shareholders, particularly shareholders' ability to realize the value of their investment, and proposals that increase shareholder democracy are generally supported. Compensation proposals are reviewed individually using the same standards. However, all such matters are reviewed on a case-by-case basis and voted based on the financial interest of the shareholders.

CONFLICTS OF INTEREST

      On occasion, it is possible that Optimum will encounter some type of conflict between a proxy vote and a relationship Optimum has with a company or client. Optimum is aware that such conflicts might exist; however, Optimum will always vote in the best interest of the shareholders. In the case of a conflict, Optimum may discuss the conflict and/or the vote with the client. Optimum will consult with an independent third party as well. Such conflicts and the actions taken will be documented.

RECORDKEEPING

      Optimum will maintain records of its proxy votes in accordance with the Investment Advisers Act of 1940 and preserve such records for the 6 calendar years following the time any proxy vote is cast by Optimum, keeping the most recent 2 full calendar years of proxy voting records in Optimum's office.

DISCLOSURE

      Optimum will provide this summary of its proxy voting policy to all of its advisory clients annually, and Optimum will provide clients with records of proxy voting information for their own proxies at a client's request in accordance with Rule 204-2 of the Advisers Act.

      A copy of Optimum's Proxy Voting Policies and Procedures is available upon request.

                        RIVER ROAD ASSET MANAGEMENT, LLC
                                  PROXY VOTING
                             POLICIES AND PROCEDURES

SECTION
23 OF 32

POLICY

      River Road Asset Management, LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

      Unless voting authority has been explicitly reserved by the governing documents to the client or another party, the Adviser will exercise discretionary voting authority over proxies issued on securities held in client accounts.

      It is the policy of the Adviser to vote, focused on the investment implications of each issue and in a manner that the Adviser believes is in the best interest of its clients.

BACKGROUND

      Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

      Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY

      The Proxy Voting Policy Committee and its designated service provider, Institutional Shareholder Services ("ISS"), have the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

PROCEDURE

      River Road Asset Management has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which may be summarized as follows:

PROXY COMMITTEE'S

      River Road Asset Management has established two Proxy Committee's to oversee the proxy process. The Proxy Voting Policy Committee and the Proxy Voting Procedure Committee. There responsibilities are as follows:

      The Proxy Voting Policy Committee will establish guidelines, review special issues and oversee the proxy voting process. The Committee consists at a minimum of the Chief Investment Officer of the unit, the Director of Research for the unit, the Director of Compliance, and the designated Proxy Officer. No less than annually, the Committee is responsible for approving or amending the guidelines it has established and reviewing the performance of its voting agent. Meetings may be called by any Committee member throughout the year, based on issues that arise.

      The Proxy Voting Procedure Committee will focus on operational and procedural aspects. The Committee consists at a minumim of the Director of Compliance, the designated Proxy Analyst(s), designated Investment Operations personnel, the Compliance Officer, and the Proxy Officer. No less than annually, the committee is responsible for reviewing any operational or procedural issues related to the proxy process. Meetings may be called by any Committee member throughout the year, based on issues that arise.

VOTING

      The Proxy Voting Policy Committee has hired Institutional Shareholder Services (ISS) as its voting agent. ISS provides analysis of proxy proposals, tracks and receives proxies for which River Road Asset Management's clients are entitled to vote, votes proxies pursuant to agreed upon guidelines and compiles and provides voting records for River Road Asset Management. A Proxy Officer has been designated to coordinate communications between the Proxy Analysts, Investment Operations personnel and ISS. The Proxy Officer named is Keri Chandler.

      The steps for reviewing and submitting votes are as follows:

      - The Proxy Analysts reviews the ISS system on a weekly basis during proxy season.

      - The Proxy Analysts print copies of the upcoming voting agendas and the number of shares as noted by ISS as being held by River Road Asset Management.

      - The Proxy Analysts review the voting agendas, determine if there are any issues to report to the Head Portfolio Manager, document evidence of their review of the agenda, and maintain the copies in a proxy file.

      - The Compliance Department will review on a semi-annually basis, the Proxy Analyst's proxy files to ensure there is evidence of review.

      - For each vote, the Head Portfolio Manager reviews the number of shares held for reasonability to ensure that ISS has an accurate record of the shares River Road Asset Management is responsible for voting. This process is facilitated by the Proxy Analysts.

      - Once a month or more often, Investment Operations submits a file of current clients and their holdings to ISS. Only clients that have delegated voting to River Road Asset Management are included in this feed.

      - ISS matches the client accounts to the applicable proxy and records the vote.

VOTING GUIDELINES

      In the absence of specific voting guidelines from the client, River Road Asset Management will vote proxies in the best interests of each particular client. River Road Asset Management's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on River Road Asset Management's voting authority in the same manner that they may place such restrictions on the actual selection of account securities. 2005 Approved Proxy Voting Guidelines.

CONFLICTS OF INTEREST

      River Road Asset Management has eliminated most actual or perceived conflicts of interest as the majority of proxy issues are voted by an independent third party, pursuant to the guidelines adopted by the Proxy Committee. In cases where River Road Asset Management believes there may be an actual or perceived conflict of interest the Adviser seeks to address such conflicts in various ways, including the following:

      - Documenting the investment rationale for the decision, the conflict of interest and the method in which the conflict was addressed;

      - Requiring the approval of the Department Head and the CCO prior to providing voting instructions to the voting agent;

      - Holding special Committee meetings, where warranted, to determine the steps to be taken, or in cases where special meetings were not deemed warranted, requiring the Committee to review the decisions;

      -     Seeking legal counsel.

      In situations where River Road Asset Management perceives a material conflict of interest, the Adviser may:

      - Defer to the voting recommendation of ISS or another independent third party;

      - Vote pursuant to client direction (following disclosure of the conflict to the client)

      - Vote reflectively (in the same proportion and manner as other shareholders),

      -     Abstain from voting; or

      -     Take such other action which protects the interests of its clients.

      Circumstances necessitating such actions may include the voting of proxies on securities issued by River Road Asset Management's affiliated corporations or the voting of proxies where the Adviser or its affiliates have a direct financial interest.

      The Proxy Analyst will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of River Road Asset Management with the issuer of each security to determine if River Road Asset Management or any of its employees has any financial, business or personal relationship with the issuer.

      If a material conflict of interest exists, the Proxy Voting Policy Committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

      ABN AMRO Asset Management will maintain a record of the voting resolution of any conflict of interest.

RECORDKEEPING

      ISS and the Proxy Voting Policy Committee shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

      -     These policies and procedures and any amendments;

      -     Each proxy statement that River Road Asset Management receives;

      -     A record of each vote that River Road Asset Management casts;

      - Any document River Road Asset Management created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the GENERAL MANAGER;

      - A copy of each written request from a client for information on how River Road Asset Management voted such client's proxies, and a copy of any written response.

DISCLOSURE

      - River Road Asset Management will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how River Road Asset Management voted a client's proxies, and that clients may request a copy of these policies and procedures.

      - The Proxy Voting Policy Committee will also send a copy of this summary to all existing clients who have previously received River Road Asset Management's Disclosure Document; or the Proxy Voting Policy Committee may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

CLIENT REQUESTS FOR INFORMATION

      - All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Chief Compliance Officer.

      - In response to any request the Proxy Committee and its designated service provider, ISS, will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how River Road Asset Management voted the client's proxy with respect to each proposal about which client enquired.

REGULATORY REFERENCE

Proxy Voting

                               MANUAL VERSION RELEASE DATE: 1/5/2006 10:24:47 AM 323-A Main St. - P.O. Box 71 - Lakeville, CT, 06039 - (860) 435-0200 -
                                                              fax (860) 435-0031
     (C) Copyright 2005-2006, National Regulatory Services. All Rights Reserved.

                                  PROXY VOTING
                             POLICIES AND PROCEDURES
                           TAMRO CAPITAL PARTNERS, LLC

POLICY

TAMRO, as a matter of policy and as a fiduciary to clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of clients. The Company maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about the Company's proxy policies and practices. Company policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as make information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Unless voting authority has been explicitly reserved by the governing documents for the client or another party, TAMRO will exercise discretionary voting authority over proxies issued on securities held in client accounts. It is TAMRO policy to vote with a focus on the basis of the investment implications of each issue and in a manner that the Company believes is in the best interest of its clients.

Where possible, it is TAMRO policy to take action on behalf of clients with regard to portfolio holdings which are subject to corporate actions (of a non-proxy nature) so long as the Company is in a position to: (1) have reason to know that the client portfolio holds such a security for which there is a corporation action; and (2) have receipt of notice of corporate action from the client custodian who maintains custody of such security on behalf of the client. Common corporate actions include tender offers, spin-offs, mergers/de-mergers, and name changes.

BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are exercised properly and in a timely fashion. Investment advisers registered with the SEC, and who exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to: (1) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (2) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (3) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (4) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY

It is the Trader's responsibility to notify the Investment Team of all pending proxy votes. The Investment Team and its designated proxy service provider have the responsibility for the implementation and monitoring of the Company's proxy voting policy, practices, disclosures and record keeping. The Investment Team considers the recommendations of the proxy service provider, but may override such recommendations as deemed appropriate. The CIO is responsible for all override approvals. It is the responsibility of client custodians to notify the Company of pending corporate actions which impact securities held in client portfolios managed by TAMRO.

PROCEDURES / INTERNAL CONTROLS

TAMRO has adopted procedures to implement, monitor, and amend as necessary the Company's corporate action and proxy policies, as summarized below.

ROLE OF INVESTMENT TEAM

It is the responsibility of the Investment Team to oversee the proxy process. At least annually, the Investment Team is responsible for approving or amending the guidelines it has established, reviewing the performance of the proxy service provider, and addressing any procedural issues that may arise in proxy voting processes. Meetings may be called by any Investment Team member throughout the year, based on issues that arise.

PROXY VOTING

The proxy service provider offers analysis of proxy proposals, tracks and receives proxies for which TAMRO clients are entitled to vote, votes proxies pursuant to agreed upon guidelines and compiles and provides voting records for the Company.

The steps for reviewing and submitting votes are as follows:

-     The Trader reviews the proxy system on a weekly basis during proxy season.

- The Trader saves copies of the upcoming voting agendas and the number of shares held by TAMRO.

- The Trader reviews the voting agendas, determines if there are any issues to report to the Investment Team, documents evidence of their review of the agenda, and maintains the copies in a proxy file.

- For each vote, the Trader reviews the number of shares held for reasonability to ensure that the provider has an accurate record of the shares TAMRO is responsible for voting.

- If the Investment Team chooses to override the proxy service provider's recommendations, the CIO will complete and sign a Proxy Override Form to document the decision. Override forms are maintained in proxy files held by the Trader.

- Once a week the Operations Department submits a file of current clients and their holdings to the proxy provider. Only clients that have delegated voting to TAMRO are included in this feed.

- The proxy service provider matches the client accounts to the applicable proxy, records the vote and reconciles shares held in TAMRO client accounts against the ballots received for the accounts. Exact matches may not occur due to certain accounts having securities lending arrangements.

- The CCO will review on a periodic basis the Trader's proxy files to ensure there is evidence of review.

VOTING GUIDELINES

In the absence of specific voting guidelines from the client, TAMRO will vote proxies in the best interests of each particular client. The Company's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on the Company's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

CONFLICTS OF INTEREST

There may be instances where the Company or its access persons are subject to conflicts of interest in the voting of proxies. Conflicts of interest may exist, for example, due to personal or familial relationships of personnel or when TAMRO has a business relationship with, or is soliciting business from, the issuing company (or an employee group of a company), or a third party that is a proponent of a particular outcome on a proxy issue. TAMRO requires documentation regarding potential conflicts of interest. In cases where it believes there may be an actual or perceived conflict of interest, the Company requires additional steps that may include obtaining the prior approval of the CCO, obtaining Investment Team review or approval, deferring to the voting recommendation of a third party, voting pursuant to client direction (following disclosure of the conflict), abstaining from voting, voting reflectively (in the same proportion and manner as other shareholders) or taking such other action as necessary to protect the interests of clients. In all such cases, proxy records will fully reflect such conflicts and their resolution, and include evidence of approvals as necessary.

RECORDKEEPING

TAMRO and the service provider shall retain the following proxy records in accordance with SEC retention requirements:

-     These policies and procedures and any amendments.

-     Each proxy statement that TAMRO receives.

-     A record of each vote that TAMRO casts.

- Any document TAMRO created that was material to making a decision how to vote proxies, or that memorializes that decision, including Proxy Override Forms.

- A copy of each written request from a client for information on how TAMRO voted such client's proxies, and a copy of any written response.

DISCLOSURE

- TAMRO will provide information in its ADV Form, Part II summarizing proxy voting policy and procedures, including a statement that clients may request information regarding how the Company voted proxies, and that clients may request a copy of these policies and procedures. Form ADV Part II is provided at the time of contract execution and offered annually thereafter.

OTHER CORPORATE ACTIONS

- At the time of a new client relationship, TAMRO shall direct the client's custodian to add the Company to the mailing/notification list should a corporate action notice come to the attention of the custodian for a holding in the client's TAMRO portfolio. Copies of corporate action notices should be sent to the attention of the Trader.

- The Investment Team shall act upon all such corporate action notices upon receipt, where possible, in a manner that is deemed to be in the client's best interests.

- All copies of approved corporate action records are maintained in the designated centralized client files maintained by the COO.

CLIENT REQUESTS FOR INFORMATION

- All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CCO.

- In response to any request the Investment Team and its designated service provider will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and the manner in which TAMRO voted the client's proxy with respect to each proposal about which the client inquired.

                                  PROXY VOTING
                             POLICIES AND PROCEDURES
                         TAPLIN, CANIDA & HABACHT, INC.

POLICY

      TCH, as a matter of policy and practice, has no authority to vote proxies on behalf of advisory clients. The Adviser may offer assistance as to proxy matters upon a client's request, but the client in all cases has either retained the proxy voting responsibility or designated the responsibility to the custodian or other third party. Upon client request, TCH would consider accepting such responsibility. Consequently, TCH would amend current disclosures and adopt appropriate policies.

      TCH's policy of having no proxy voting responsibility is disclosed to clients in the ADV. TCH has also adopted the policy to include disclosure in all future contracts that the Adviser does not vote proxies.

      The vast majority of ERISA accounts to which TCH acts as investment advisor are fixed-income accounts, which do not participate in proxy voting.

BACKGROUND

      Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are property and timely exercised.

      Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Investment Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how your address material conflicts that may arise between your interests and those of your client's (b) to disclose to clients how they may obtain information from you with respect to the voting of proxies for their securities; and (c) to describe to clients a summary of your proxy voting policies and procedures and, upon request, furnish a copy to your clients.

                            VEREDUS ASSET MANAGEMENT
                      PROXY VOTING POLICIES AND PROCEDURES
                               AS OF MAY 31, 2005

I.    POLICY

      Proxy voting is an important right of shareholders and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised. When Veredus Asset Management (VAM) has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.   VOTING GUIDELINES

      In the absence of specific voting guidelines from the client, VAM will vote proxies in the best interests of the clients.

      The key objectives of the following policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

III.  PROXY VOTING PROCEDURES

      (1) In an effort to assist VAM in gathering information and voting, VAM has outsourced proxy voting to Institutional Shareholder Services
            (ISS), a leading provider of proxy voting and corporate governance services. All proxy ballots are sent directly to ISS from the custodian banks. ISS researches the proxy issues and provides a voting recommendation based upon their proxy-voting manual utilized consistently among all clients (a summary of the ISS proxy voting manual may be obtained upon request). VAM accesses this information via the internet and determines if we agree with the recommendations made by ISS. VAM maintains the right to determine the final vote made. If ISS recommends voting against management, special attention is given to the issue to determine if VAM agrees with the recommendation. VAM will research the issue and discuss it with the portfolio managers and if it is determined that a vote with management is in the best interest of the client, we will change the vote by logging onto the ISS Proxymaster website where a manual vote change can be made.

      (2) As VAM is utilizing ISS, a third party proxy service, we must ensure that ISS does not have a conflict through a separate relationship with an issuer prior to VAM accepting recommendations on voting issues. As part of our voting procedures, VAM will contact ISS and obtain information on any services ISS has performed for the issuer in question and the dollar amount paid for the service. VAM will then assess the information and determine if a conflict exists. If it is determined that a conflict does exist, VAM will perform it's own research of the issues and make an informed decision on the vote. If no conflict exists, VAM will consider the ISS recommendation as usual.

IV.   CONFLICTS OF INTEREST

      (1) The Proxy Administrator will identify any conflicts that exist between the interests of VAM and its clients. This examination will include a review of the relationship of VAM and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of VAM or an affiliate of VAM or has some other relationship with VAM or a client of VAM.

      (2) If a material conflict exists, VAM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. VAM will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when VAM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, VAM will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of VAM when voting proxies if such a conflict exists.

V.    DISCLOSURE

      (1) VAM will disclose in its Form ADV Part II that clients may contact the Proxy Administrator, Amy Benningfield, via e-mail, abenningfield@veredus.com or telephone (502) 214-5281 in order to obtain information on how VAM voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Proxy Administrator will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how VAM voted the client's proxy.

      (2) A concise summary of these Proxy Voting Policies and Procedures will be included in VAM's Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Proxy Administrator will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.   RECORDKEEPING

      The Proxy Administrator will maintain files relating to VAM's proxy voting procedures in VAM's office. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of VAM. Records of the following will be included in the files:

      (1) Copies of these proxy voting policies and procedures, and any amendments thereto.

      (2) A copy of any document VAM created that was material to making a decision how to vote proxies, or that memorializes that decision.

      (3) A copy of each written client request for information on how VAM voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how VAM voted its proxies.

      As VAM has access to proxy statements and records of each vote cast via the ISS Proxymaster website on the internet, we will not maintain paper copies within our office.

                                      B-38